                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. 3)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             KU ENERGY CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[X]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         $267,505
     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

         Preliminary Schedule 14A and S-4 Registration Statement No. 333-34219
     -------------------------------------------------------------------------


     (3) Filing Party:

         LG&E Energy Corp. and KU Energy Corporation
     -------------------------------------------------------------------------


     (4) Date Filed:

         June 27, 1997 and August 22, 1997
     -------------------------------------------------------------------------

Notes:

                                                                            LOGO
                                                                           LOGO
                                                                 August 22, 1997
LOGO

Dear KU Energy Shareholder:

  You are cordially invited to attend a Special Meeting of Shareholders of KU Energy Corporation, a Kentucky corporation ("KU Energy"), which will be held on October 14, 1997, in the Second Floor Assembly Room at the offices of KU Energy, One Quality Street, Lexington, Kentucky. The meeting will start at 1:30 p.m., Lexington (Kentucky) time.

  At this important meeting, KU Energy shareholders will be asked to approve a merger agreement (the "Merger Agreement") relating to the merger (the "Merger") of KU Energy with LG&E Energy Corp., a Kentucky corporation ("LG&E Energy"). Under the terms of the Merger Agreement, KU Energy will be merged into LG&E Energy, with LG&E Energy as the surviving corporation. As a result of the Merger, LG&E Energy will become the parent company of KU Energy's principal operating subsidiary, Kentucky Utilities Company, and will continue as the parent company of Louisville Gas and Electric Company, the electric and gas utility subsidiary of LG&E Energy, as well as LG&E Energy's various non-utility subsidiaries.

  Upon completion of the Merger, each outstanding share of KU Energy common stock will be exchanged for 1.67 shares of common stock of LG&E Energy (the "Exchange Ratio"). The Exchange Ratio represents a 34 percent premium per KU Energy common share, based on the respective closing market prices of KU Energy and LG&E Energy common stock on the trading day preceding the announcement of the Merger Agreement. It is anticipated that LG&E Energy will continue its common share dividend payment level at the time the Merger is completed. Based on current annual dividend levels, this would represent a 9% increase in the dividend rate for current KU Energy shareholders.

  Based upon the number of shares of common stock of KU Energy and LG&E Energy outstanding at the time the Merger Agreement was signed, upon completion of the Merger, approximately 48.7% of the then outstanding LG&E Energy common stock will be owned by former KU Energy shareholders and approximately 51.3% of the then outstanding LG&E Energy common stock will be owned by those who were shareholders of LG&E Energy prior to the Merger.

  On May 20, 1997, your Board of Directors received the oral opinion of its financial advisor, Goldman, Sachs & Co. (which was subsequently confirmed in writing on that date and on the date hereof), that as of such dates and based on the factors and assumptions described therein, the Exchange Ratio is fair to the holders of KU Energy common stock.

  Your Board of Directors believes that this transaction will create a combined enterprise well positioned for an increasingly competitive energy industry environment, benefiting not only shareholders but also customers, employees and the communities served by our respective utility companies. The new combined company will possess meaningful strategic advantages. These include continued highly competitive low rates for our utility customers, with a proposed further reduction in customer bills and a rate freeze. The combined company will also enjoy increased financial strength as well as greater opportunities for earnings and dividend growth through the pooling of KU Energy and LG&E Energy equity, management, human resources and technical expertise.

  Approval of the Merger Agreement by shareholders of KU Energy and LG&E Energy is a condition to the consummation of the transaction. The transaction will be consummated only after certain regulatory approvals are received and other conditions are satisfied or waived. It is presently anticipated that this will occur during the second half of 1998.

  YOUR BOARD OF DIRECTORS HAS CAREFULLY REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE MERGER AGREEMENT, BELIEVES THAT THEY ARE IN THE BEST INTERESTS OF KU ENERGY AND ITS SHAREHOLDERS, HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

  Your vote is important no matter how many shares you hold. Even if you plan to attend the meeting, we urge you to mark, sign and date the enclosed proxy and return it promptly. The giving of a proxy will not prevent a shareholder from voting in person at the meeting.

  IF YOU DO NOT VOTE AT THE MEETING IN PERSON OR BY PROXY, IT WILL HAVE THE SAME EFFECT AS IF YOU VOTED AGAINST THE MERGER AGREEMENT.

  The accompanying Joint Proxy Statement/Prospectus sets forth the voting rights of holders of KU Energy common stock, and describes the matters to be acted upon at the Special Meeting. Shareholders are urged to review carefully the attached Joint Proxy Statement/Prospectus, which contains a detailed description of the Merger Agreement, the terms and conditions thereof and the transactions contemplated thereby.

  Promptly after the Merger is consummated, a letter of transmittal will be mailed to each holder of record of shares of KU Energy common stock, as described in more detail in the accompanying Joint Proxy Statement/Prospectus. PLEASE DO NOT SEND YOUR KU ENERGY COMMON STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD OR TO THE EXCHANGE AGENT UNLESS AND UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL, WHICH WILL INCLUDE INSTRUCTIONS AS TO THE PROCEDURE TO BE USED IN SENDING YOUR KU ENERGY COMMON STOCK CERTIFICATES.

                                          Sincerely,

                                          /s/ Michael R. Whitley
                                          Michael R. Whitley
                                          Chairman, President and Chief
                                           Executive Officer

                             KU ENERGY CORPORATION
                              One Quality Street
                           Lexington, KY 40507-1462

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

  A Special Meeting of Shareholders of KU Energy Corporation ("KU Energy") will be held in the Second Floor Assembly Room at the offices of KU Energy, One Quality Street, Lexington, Kentucky, on October 14, 1997 at 1:30 p.m., Lexington (Kentucky) Time, for the following purpose:

    To consider and vote upon a proposal to adopt and approve the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 20, 1997, between LG&E Energy Corp. and KU Energy, a copy of which is attached as Annex A to the accompanying Joint Proxy Statement/Prospectus.

  For further information with respect to the foregoing, reference is made to the attached Joint Proxy Statement/Prospectus.

  Only holders of Common Stock of KU Energy of record on its books at the close of business on August 8, 1997, are entitled to vote at the Special Meeting. All such shareholders of record are requested to be represented at the Special Meeting, either in person or by proxy.

  Approval of the Merger Agreement by KU Energy shareholders is a condition to consummation of the transactions contemplated by the Merger Agreement.

  If the Merger is consummated, holders of KU Energy common stock who have complied with the requirements of the Kentucky Business Corporation Act will have certain dissenters' rights under Kentucky law, if they wish to assert such rights, as described in more detail in the accompanying Joint Proxy Statement/Prospectus, which includes, as Annex J, a copy of the dissenters' rights provisions of the Kentucky Business Corporation Act. KU Energy will provide a copy of Annex J to any shareholder entitled to vote at the Special Meeting upon request of that shareholder.

                                          By order of the Board of Directors,

                                          /s/ George S. Brooks II
                                          George S. Brooks II
                                          General Counsel and Secretary

August 22, 1997

                               ----------------

  SHAREHOLDERS WHO CANNOT ATTEND THE SPECIAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THEIR PROXIES AND RETURN THEM TO KU ENERGY IN THE ENCLOSED ENVELOPE, AS PROMPTLY AS POSSIBLE. THE BOARD OF DIRECTORS DESIRES THE REPRESENTATION OF ALL SHAREHOLDERS AT THE SPECIAL MEETING, WHETHER THEIR HOLDINGS ARE SMALL OR LARGE.

                             JOINT PROXY STATEMENT
                                      OF
                               LG&E ENERGY CORP.
                                      AND
                             KU ENERGY CORPORATION

                               ----------------

                                  PROSPECTUS
                                      OF
                               LG&E ENERGY CORP.

  This Joint Proxy Statement/Prospectus relates to the proposed merger and certain related transactions contemplated by the Agreement and Plan of Merger, dated as of May 20, 1997 (the "Merger Agreement"), by and between LG&E Energy Corp., a Kentucky corporation ("LG&E Energy"), and KU Energy Corporation, a Kentucky corporation ("KU Energy").

  The Merger Agreement provides for the merger of KU Energy with and into LG&E Energy (the "Merger"), with LG&E Energy as the surviving corporation. Pursuant to the Merger Agreement, upon effectiveness of the Merger, each issued and outstanding share of common stock, no par value, of KU Energy ("KU Energy Common Stock") (except shares held by KU Energy shareholders who perfect dissenters' rights with respect thereto ("KU Energy Dissenting Shares")), together with associated stock purchase rights, will be cancelled and converted into 1.67 shares (the "Exchange Ratio") of common stock, without par value, of LG&E Energy ("LG&E Energy Common Stock"), together with associated stock purchase rights. Each issued and outstanding share of LG&E Energy Common Stock (except shares held by LG&E Energy shareholders who perfect dissenters' rights with respect thereto ("LG&E Energy Dissenting Shares")) will remain outstanding, unchanged, as one share of LG&E Energy Common Stock. Based on the capitalization of LG&E Energy and KU Energy at May 20, 1997 and the Exchange Ratio, holders of LG&E Energy Common Stock and KU Energy Common Stock would have held approximately 51.3% and 48.7%, respectively, of the aggregate number of shares of LG&E Energy Common Stock that would have been outstanding if the Merger had been consummated as of such date.

                               ----------------

THESE SECURITIES HAVE  NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE   SECURITIES  COMMISSION  NOR  HAS  THE
 SECURITIES  AND  EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION
  PASSED   UPON  THE   ACCURACY  OR   ADEQUACY  OF   THIS   PROSPECTUS.  ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

  The date of this Joint Proxy Statement/Prospectus is August 22, 1997. This Joint Proxy Statement/ Prospectus is first being mailed to the shareholders of LG&E Energy and KU Energy on or about August 29, 1997.

  This Joint Proxy Statement/Prospectus constitutes a prospectus of LG&E Energy filed as part of the Registration Statement (as defined herein) with respect to up to 63,990,254 shares of LG&E Energy Common Stock, together with associated stock purchase rights, to be issued pursuant to or as contemplated by the Merger Agreement.

  This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of LG&E Energy in connection with the solicitation of proxies by the Board of Directors of LG&E Energy (the "LG&E Energy Board") for use at the special meeting of LG&E Energy common shareholders (the "LG&E Energy Meeting") to be held at 10:00 a.m. on October 14, 1997 at The Medallion Ballroom in The Seelbach Hotel, Louisville, Kentucky, and at any adjournment or postponement thereof. At the LG&E Energy Meeting, holders of LG&E Energy Common Stock will consider and vote upon proposals to adopt and approve the Merger Agreement and transactions contemplated thereby, including the issuance of shares of LG&E Energy Common Stock pursuant to the terms of the Merger Agreement, and to approve an amendment to the Restated Articles of Incorporation of LG&E Energy (the "LG&E Energy Articles") described herein.

  This Joint Proxy Statement/Prospectus is also being furnished to the common shareholders of KU Energy in connection with the solicitation of proxies by the Board of Directors of KU Energy (the "KU Energy Board") for use at the special meeting of KU Energy common shareholders (the "KU Energy Meeting") to be held at 1:30 p.m. on October 14, 1997 in the Second Floor Assembly Room at the offices of KU Energy, One Quality Street, Lexington, Kentucky, and at any adjournment or postponement thereof. At the KU Energy Meeting, holders of KU Energy Common Stock will consider and vote upon a proposal to adopt and approve the Merger Agreement.

  All information herein with respect to LG&E Energy has been furnished by LG&E Energy and all information herein with respect to KU Energy has been furnished by KU Energy.

  No person is authorized to give any information or to make any representation other than those contained or incorporated by reference in this Joint Proxy Statement/Prospectus, and, if given or made, such information or representation should not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this Joint Proxy Statement/Prospectus, or the solicitation of a proxy, in any jurisdiction, to or from any person to whom or from whom it is unlawful to make such offer, solicitation of an offer or proxy solicitation in such jurisdiction. Neither the delivery of this Joint Proxy Statement/Prospectus nor any distribution of securities pursuant to this Joint Proxy Statement/Prospectus shall, under any circumstances, create an implication that there has been no change in the affairs of LG&E Energy or KU Energy or in the information set forth herein since the date of this Joint Proxy Statement/Prospectus.

  This Joint Proxy Statement/Prospectus does not cover any resale of the securities to be received by shareholders of KU Energy upon consummation of the Merger, and no person is authorized to make any use of this Joint Proxy Statement/Prospectus in connection with any such resale.

                             AVAILABLE INFORMATION

  Each of LG&E Energy and KU Energy is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, accordingly, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). Such reports, proxy statements and other information filed with the SEC are available for inspection and copying at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511 and at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such documents may also be obtained from the Public Reference Room of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, any such material and other information concerning LG&E Energy and KU Energy can be inspected at the New York Stock Exchange, Inc. (the "NYSE"), 20 Broad Street, 7th Floor, New York, New York 10005, on which exchange the LG&E Energy Common Stock and the KU Energy Common Stock are listed. Such material and other information concerning LG&E Energy can also be inspected at the Chicago Stock Exchange, Inc. (the "CSE"), 440 South LaSalle Street, Chicago, Illinois 60605, on which exchange the LG&E Energy Common Stock is also listed, and such material and other information concerning KU Energy can be inspected at the Pacific Exchange (the "PE"), 301 Pine Street, San Francisco, California 94104, on which exchange the KU Energy Common Stock is also listed. In addition, electronically filed documents, including reports, proxy statements and other information regarding LG&E Energy and KU Energy, can be obtained from the SEC's website at http://www.sec.gov.

  LG&E Energy has filed a registration statement on Form S-4 (together with all amendments, schedules and exhibits thereto, the "Registration Statement") with the SEC pursuant to the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of LG&E Energy Common Stock to be issued pursuant to or as contemplated by the Merger. This Joint Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. The Registration Statement is available for inspection and copying as set forth above. Statements contained in this Joint Proxy Statement/Prospectus or in any document incorporated by reference in this Joint Proxy Statement/Prospectus as to the contents of any contract or other document referred to herein or therein are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

                           INCORPORATION BY REFERENCE

  THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. THESE DOCUMENTS ARE AVAILABLE UPON REQUEST FROM, IN THE CASE OF DOCUMENTS RELATING TO LG&E ENERGY, CHARLES A. MARKEL, TREASURER, LG&E ENERGY CORP., 220 W. MAIN STREET, LOUISVILLE, KENTUCKY 40202, (502) 627-2203 AND, IN THE CASE OF DOCUMENTS RELATING TO KU ENERGY, WILLIAM N. ENGLISH, TREASURER, KU ENERGY CORPORATION, ONE QUALITY STREET, LEXINGTON, KENTUCKY 40507, (606) 367-1120. TO ENSURE TIMELY DELIVERY OF LG&E ENERGY DOCUMENTS, ANY REQUEST TO LG&E ENERGY SHOULD BE MADE BY OCTOBER 7, 1997. TO ENSURE TIMELY DELIVERY OF KU ENERGY DOCUMENTS, ANY REQUEST TO KU ENERGY SHOULD BE MADE BY OCTOBER 7, 1997.

  LG&E Energy and KU Energy hereby undertake to provide without charge to each person, including any beneficial owner, to whom a copy of this Joint Proxy Statement/Prospectus has been delivered, upon the written or oral request of such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy (without exhibits, except those specifically incorporated by reference) of any and all of the documents referred to below which have been or may be incorporated in this Joint Proxy Statement/Prospectus by reference. Requests for such documents should be directed to the persons indicated above.

  The following documents, previously filed with the SEC by LG&E Energy or KU Energy pursuant to the Exchange Act, are hereby incorporated by reference:

  1. LG&E Energy's Annual Report on Form 10-K for the year ended December 31, 1996.

  2. LG&E Energy's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

  3. LG&E Energy's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

  4. LG&E Energy's Current Reports on Form 8-K dated January 6, 1997, February 10, 1997, February 14, 1997, February 25, 1997, March 20, 1997,
     April 28, 1997, May 22, 1997 and May 30, 1997.

  5. KU Energy's Annual Report on Form 10-K for the year ended December 31,
     1996.

  6. KU Energy's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

  7. KU Energy's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

  8. KU Energy's Current Reports on Form 8-K dated May 21, 1997 and May 30,
     1997.

  In lieu of incorporating by reference the description of (i) LG&E Energy Common Stock contained as Exhibit 99.02 to LG&E Energy's Annual Report on Form 10-K for the year ended December 31, 1996, which updates the description of LG&E Energy Common Stock incorporated by reference in LG&E Energy's Registration Statement on Form 8-B dated June 22, 1990, and (ii) LG&E Energy Rights to Purchase Series A Preferred Stock contained in Exhibit 99.02 to LG&E Energy's Annual Report on Form 10-K for the year ended December 31, 1996, which updates the description of LG&E Energy Rights to Purchase Series A Preferred Stock which is contained in LG&E Energy's Registration Statement on Form 8-A dated December 5, 1990, as amended December 17, 1990, June 20, 1995 and May 22, 1997, such description is included in this Joint Proxy Statement/Prospectus. See "Description of LG&E Energy Capital Stock."

  The information relating to LG&E Energy and KU Energy contained in this Joint Proxy Statement/Prospectus does not purport to be comprehensive and should be read together with the information in the documents incorporated by reference herein.

  All documents filed by LG&E Energy and KU Energy pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the date of the LG&E Energy Meeting on October 14, 1997, and any adjournment or postponement thereof, or the KU Energy Meeting on October 14, 1997 and any adjournment or postponement thereof, respectively, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

  Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
AVAILABLE INFORMATION.....................................................   2
INCORPORATION BY REFERENCE................................................   3
TABLE OF CONTENTS.........................................................   5
INDEX OF DEFINED TERMS....................................................   8
SUMMARY OF JOINT PROXY STATEMENT/PROSPECTUS...............................  12
  The Parties.............................................................  12
  The Meetings............................................................  12
  Required Vote...........................................................  13
  The Merger..............................................................  13
  Exchange of Stock Certificates..........................................  15
  Stock Option Agreements.................................................  15
  Treatment of Shares; Exchange Ratio.....................................  16
  Background..............................................................  16
  Reasons for the Merger..................................................  16
  Recommendations of the Boards of Directors..............................  17
  Opinions of Financial Advisors..........................................  18
  Interests of Certain Persons in the Merger..............................  18
  Management of LG&E Energy...............................................  19
  Conditions to the Merger................................................  20
  Rights to Terminate, Amend or Waive Conditions..........................  20
  Certain Federal Income Tax Consequences.................................  21
  Operations After the Merger.............................................  21
  Regulatory Matters......................................................  22
  Accounting Treatment....................................................  22
  Dissenters' Rights......................................................  22
  Dividends...............................................................  23
  Amendment to LG&E Energy Articles.......................................  23
  Comparison of Rights of KU Energy Shareholders..........................  23
SELECTED HISTORICAL AND PRO FORMA DATA....................................  23
  Selected Historical Financial and Market Data...........................  23
  Selected Unaudited Pro Forma Financial Data.............................  26
  Comparative Market Prices and Dividends.................................  30
  Cautionary Statement Concerning Forward-Looking Statements..............  31
MEETINGS, VOTING AND PROXIES..............................................  32
  LG&E Energy Meeting.....................................................  32
  KU Energy Meeting.......................................................  34
THE MERGER................................................................  35
  Background of the Merger................................................  35
  Reasons for the Merger; Recommendations of the Boards of Directors......  42
  Opinions of Financial Advisors..........................................  46
  Interests of Certain Persons in the Merger..............................  56
  Certain Arrangements Regarding the Directors and Management of LG&E
   Energy Following the Merger............................................  57
  Employment Agreements...................................................  57
  Employee Plans and Severance Arrangements...............................  59

                                                                           PAGE
                                                                           ----
  Dividend Reinvestment Plan..............................................  61
  Certain Federal Income Tax Consequences.................................  61
  Accounting Treatment....................................................  62
  Stock Exchange Listing of LG&E Energy Common Stock......................  62
  Federal Securities Law Consequences.....................................  63
  Dissenters' Rights......................................................  63
REGULATORY MATTERS........................................................  64
THE MERGER AGREEMENT......................................................  66
  The Merger..............................................................  66
  Direct Subsidiaries and Unrestricted Subsidiaries.......................  68
  Representations and Warranties..........................................  68
  Certain Covenants.......................................................  69
  No Solicitation of Transactions.........................................  70
  LG&E Energy Board of Directors..........................................  71
  Indemnification.........................................................  71
  Conditions to Each Party's Obligation to Effect the Merger..............  72
  Benefit Plans...........................................................  73
  Termination.............................................................  73
  Termination Fees........................................................  75
  Expenses................................................................  76
  Amendment and Waiver....................................................  76
  Standstill Provisions...................................................  76
THE STOCK OPTION AGREEMENTS...............................................  76
  General.................................................................  76
  Certain Repurchases.....................................................  77
  Voting..................................................................  78
  Restrictions on Transfer................................................  78
  Registration Rights.....................................................  78
AMENDMENT TO LG&E ENERGY ARTICLES OF INCORPORATION........................  78
DESCRIPTION OF LG&E ENERGY CAPITAL STOCK..................................  79
  General.................................................................  79
  Preferred Stock.........................................................  80
  Dividend Rights.........................................................  80
  Voting Rights...........................................................  81
  Liquidation Rights......................................................  81
  Other Provisions........................................................  82
  Rights to Purchase Series A Preferred Stock.............................  82
  Miscellaneous...........................................................  85
  Transfer Agents and Registrar...........................................  85
COMPARISON OF SHAREHOLDER RIGHTS..........................................  86
  Comparison of LG&E Energy's Rights Agreement to KU Energy's Rights
   Agreement..............................................................  86
  Comparison of LG&E Energy Articles and Bylaws to KU Energy Articles and
   Bylaws.................................................................  86
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION..............  89
SELECTED INFORMATION CONCERNING KU ENERGY AND LG&E ENERGY.................  98
  Business of KU Energy...................................................  98
  Business of LG&E Energy.................................................  98

                                                                           PAGE
                                                                           ----
  Certain Business Relationships Between Kentucky Utilities and LG&E......  98
LG&E ENERGY FOLLOWING THE MERGER..........................................  99
  Management of LG&E Energy After the Merger.............................. 100
  Operations.............................................................. 101
  Dividends............................................................... 101
EXPERTS................................................................... 102
LEGAL MATTERS............................................................. 102
SHAREHOLDER PROPOSALS..................................................... 102
   ANNEX A--Agreement and Plan of Merger.................................. A-1
   ANNEX B--LG&E Energy Corp. Stock Option Agreement...................... B-1
   ANNEX C--KU Energy Corporation Stock Option Agreement.................. C-1
   ANNEX D--Employment Agreement of Roger W. Hale......................... D-1
   ANNEX E--Employment Agreement of Michael R. Whitley.................... E-1
   ANNEX F--Opinion of The Blackstone Group L.P. ......................... F-1
   ANNEX G--Opinion of Goldman, Sachs & Co. .............................. G-1
   ANNEX H--Form of Amended and Restated Articles of Incorporation of LG&E
    Energy Corp........................................................... H-1
   ANNEX I--Form of LG&E Energy Corp. Bylaws.............................. I-1
   ANNEX J--Kentucky Dissenters' Right Statute............................ J-1

                             INDEX OF DEFINED TERMS

                                                                            PAGE
                                                                            ----
                                     --1--

1935 Act...................................................................  21
1992 Act...................................................................  35

                                     --A--

Acquiring Person...........................................................  82
Anticipated Synergies......................................................  52
Antitrust Division.........................................................  66

                                     --B--

Big Rivers.................................................................  98
Blackstone.................................................................  18
Blackstone Engagement Letter...............................................  51
Business Combination.......................................................  74
Business Combination Proposal..............................................  71

                                     --C--

Closing....................................................................  67
Closing Date...............................................................  67
Code.......................................................................  21
Comparable Companies.......................................................  48
Comparable Transactions....................................................  50
Confidentiality Agreement..................................................  74
Continuation Period........................................................  58
CSE........................................................................   2

                                     --D--

D&T Consulting Group.......................................................  39
Direct Subsidiaries........................................................  68
Director Deferred Compensation Plans.......................................  60
Director Retirement Plans..................................................  60
Dissenters' Notice.........................................................  63
Distribution Date..........................................................  83

                                     --E--

E.P.S......................................................................  48
EBIT.......................................................................  48
EBITDA.....................................................................  48
EEI........................................................................  12
Effective Time.............................................................  14
Employment Agreements......................................................  18
Engagement Fee.............................................................  51
EPS........................................................................  53
ERISA......................................................................  69
EWGs.......................................................................  35
Exchange Act...............................................................   2
Exchange Agent.............................................................  68
Exchange Ratio.............................................................   1
Executive..................................................................  57
Exempt Person..............................................................  83

                                                                           PAGE
                                                                           ----

                                     --F--

Forecasts................................................................     52
Fair Market Value........................................................     77
FERC.....................................................................     22
FERC Application.........................................................     66
Free Cash Flow...........................................................     48
FTC......................................................................     66

                                     --G--

Goldman Sachs............................................................     18
Goldman Sachs Engagement Letter..........................................     56
Goldman Selected Transactions............................................     54

                                     --H--

HSR Act..................................................................     22

                                     --I--

IBES..................................................................... 48, 53
IBES Case................................................................     50
Indemnified Parties......................................................     71
Issuer...................................................................     77

                                     --K--

KBCA.....................................................................     13
Kentucky Commission......................................................     64
Kentucky Utilities.......................................................     12
KU Capital...............................................................     12
KU Director Deferred Compensation Plans..................................     19
KU Director Retirement Program...........................................     19
KU Energy................................................................      1
KU Energy Board..........................................................      2
KU Energy Certificates...................................................     15
KU Energy Common Stock...................................................      1
KU Energy Dissenting Shares..............................................      1
KU Energy Meeting........................................................      2
KU Energy Option.........................................................     15
KU Energy Record Date....................................................     13
KU Energy Reinvestment Plan..............................................     34
KU Energy Rights.........................................................     14
KU Energy Stock Award....................................................     73
KU Energy Stock Option Agreement.........................................     15
KU Energy Subsidiaries...................................................     68
KU ESOP..................................................................     34
KU Preferred Stock.......................................................     23
KU Savings Plan..........................................................     34

                                     --L--

LG&E.....................................................................     12
LG&E Energy..............................................................      1
LG&E Energy Articles.....................................................      2
LG&E Energy Articles Amendment...........................................     13
LG&E Energy Board........................................................  1, 18

                                                                           PAGE
                                                                          ------
LG&E Energy Bylaws....................................................... 13, 80
LG&E Energy Common Stock.................................................      1
LG&E Energy Dissenting Shares............................................      1
LG&E Energy DRIP.........................................................     33
LG&E Energy Meeting......................................................      1
LG&E Energy Option.......................................................     15
LG&E Energy Record Date..................................................     13
LG&E Energy Rights.......................................................     14
LG&E Energy Rights Agreement.............................................     82
LG&E Energy Stock Option Agreement.......................................     15
LG&E Energy Subsidiaries.................................................     68
LG&E ESOP................................................................     33
LG&E Preferred Stock.....................................................     23
LTM......................................................................     48

                                     --M--

Management Case..........................................................     50
Management Estimates.....................................................     54
Market Price.............................................................     77
Market/Offer Price.......................................................     77
Merger...................................................................      1
Merger Agreement.........................................................      1
Merger Approval Fee......................................................     51
Merger Execution Fee.....................................................     51
Monthly Retainer Fee.....................................................     51

                                     --N--

Notice Date..............................................................     77
NYSE.....................................................................      2

                                     --O--

Offer Price..............................................................     77
Option...................................................................     76
Option Holder............................................................     76
Option Shares............................................................     76
Options..................................................................     15
OVEC.....................................................................     99

                                     --P--

P/E......................................................................     53
payment demand...........................................................     64
Payor....................................................................     75
PE.......................................................................      2
PP&E.....................................................................     48
Preferred Stock..........................................................     80
Projection Period........................................................     49
Purchase Price...........................................................     82

                                     --R--

Redemption Price.........................................................     84
Registration Statement...................................................      3

                                                                           PAGE
                                                                          ------
Repurchase Period........................................................     77
Restricted Shares........................................................     78
Right....................................................................     86
Right Certificates.......................................................     83

                                     --S--

SEC......................................................................      2
Securities Act...........................................................      3
Selected KU Comparables..................................................     53
Selected LG&E Comparables................................................     53
September 13 Letter......................................................     37
Stock Acquisition Date...................................................     83
Stock Option Agreements..................................................     15
Street Estimates.........................................................     54
Success Fee..............................................................     56
Synergies................................................................     49

                                     --T--

Tennessee Authority......................................................     64
TEV......................................................................     48
Trigger Event............................................................ 75, 77

                                     --U--

Unrestricted Subsidiaries................................................     68

                                     --V--

Virginia Commission......................................................     64

                  SUMMARY OF JOINT PROXY STATEMENT/PROSPECTUS

  The following is a summary of certain important terms and conditions of the Merger and related information. This summary does not purport to be complete and is qualified in its entirety by reference to the more detailed information appearing in this Joint Proxy Statement/Prospectus, the Annexes and the documents incorporated herein by reference. Shareholders are urged to read this Joint Proxy Statement/Prospectus and the Annexes in their entirety.

THE PARTIES

  LG&E Energy. LG&E Energy is a holding company engaged, through its subsidiaries, in retail utility services, energy marketing and trading, power generation and project development. LG&E Energy owns Louisville Gas and Electric Company ("LG&E"), which is an operating public utility that supplies natural gas to approximately 277,000 customers and electricity to approximately 351,000 customers in Louisville and adjacent areas in Kentucky. LG&E's service area covers approximately 700 square miles in 17 counties and has an estimated population of 800,000. Included in this area is the Fort Knox Military Reservation, to which LG&E transports gas and provides electric service, but which maintains its own distribution systems. LG&E also provides gas service in limited additional areas. LG&E's coal-fired electric generating plants, which are all equipped with systems to remove sulfur dioxide, produce most of the LG&E electricity; the remainder is generated by a hydroelectric power plant and combustion turbines. Through its non-utility subsidiaries, LG&E Energy has interests in and operates electric power plants in several states, Argentina and Spain and two gas distribution companies in Mendoza and Cordoba provinces in Argentina. LG&E Energy also is actively involved through its non-utility subsidiaries in energy marketing and trading and, for the year ended December 31, 1996, was the largest utility-affiliated power marketer in the United States. The principal executive office of LG&E Energy is, and after the Effective Time (as defined herein) will be, located at 220 W. Main Street, Louisville, Kentucky 40202, phone 502-627-2000. See "Selected Information Concerning LG&E Energy and KU Energy--Business of LG&E Energy" and "LG&E Energy Following the Merger--Operations."

  KU Energy. KU Energy is a holding company, with two-wholly owned subsidiaries, Kentucky Utilities Company ("Kentucky Utilities") and KU Capital Corporation ("KU Capital"). Kentucky Utilities is a public utility that provides electricity to approximately 432,900 customers in over 600 communities and adjacent suburban and rural areas in 77 counties in central, southeastern and western Kentucky, and to about 28,800 customers in five counties in southwestern Virginia. In Virginia, Kentucky Utilities operates under the name Old Dominion Power Company. The territory served by Kentucky Utilities has an aggregate population estimated at about 1,000,000, which includes Lexington, Kentucky. The territory served includes most of the Bluegrass Region of central Kentucky and parts of the coal mining areas in southeastern and western Kentucky and southwestern Virginia. KU Capital is KU Energy's vehicle for investments in various non-utility energy related ventures. Kentucky Utilities owns 20% of the common stock of Electric Energy Inc. ("EEI"), which owns and operates a 1,000 megawatt coal-fired electric generating station in Joppa, Illinois. The remaining 80% is owned by three unaffiliated public utilities or public utility holding companies.

  The principal executive office of KU Energy and Kentucky Utilities is, and the principal executive office of Kentucky Utilities after the Effective Time will be, located at One Quality Street, Lexington, Kentucky 40507, phone (606) 255-2100. See "Selected Information Concerning KU Energy and LG&E Energy-- Business of KU Energy."

THE MEETINGS

  LG&E Energy. At the LG&E Energy Meeting, the holders of LG&E Energy Common Stock will be asked to consider and vote upon proposals (i) to adopt and approve the Merger Agreement and the transactions contemplated thereby, including, among other things, the issuance of LG&E Energy Common Stock pursuant to the terms of the Merger Agreement and (ii) to approve the amendment to the LG&E Energy Articles to increase the amount of authorized LG&E Energy Common Stock from 125,000,000 shares to 300,000,000 shares, thereby increasing LG&E Energy's authorized capitalization from 130,000,000 shares to 305,000,000 shares (which includes the 5,000,000 shares of preferred stock presently authorized) (the "LG&E Energy Articles Amendment"). Pursuant to the Merger Agreement, consummation of the Merger is conditioned upon approval of both proposals (i) and (ii) above.

  The LG&E Energy Meeting is scheduled to be held at 10:00 a.m., local time, on October 14, 1997 at The Medallion Ballroom in The Seelbach Hotel, Louisville, Kentucky. The LG&E Energy Board has fixed the close of business on August 8, 1997 as the record date (the "LG&E Energy Record Date") for the determination of holders of LG&E Energy Common Stock entitled to notice of and to vote at the LG&E Energy Meeting.

  THE LG&E ENERGY BOARD, BY A UNANIMOUS VOTE, HAS APPROVED AND ADOPTED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND THE LG&E ENERGY ARTICLES AMENDMENT, AND RECOMMENDS THAT LG&E ENERGY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND FOR APPROVAL OF THE LG&E ENERGY ARTICLES AMENDMENT.

  KU Energy. At the KU Energy Meeting, the holders of KU Energy Common Stock will be asked to consider and vote upon the proposal to adopt and approve the Merger Agreement.

  The KU Energy Meeting is scheduled to be held at 1:30 p.m., local time, on Tuesday, October 14, 1997, in the Second Floor Assembly Room at the offices of KU Energy, One Quality Street, Lexington, Kentucky. The KU Energy Board has fixed the close of business on August 8, 1997 as the record date (the "KU Energy Record Date") for the determination of holders of KU Energy Common Stock entitled to notice of and to vote at the KU Energy Meeting.

  THE KU ENERGY BOARD, BY A UNANIMOUS VOTE, HAS ADOPTED AND APPROVED THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, AND RECOMMENDS THAT KU ENERGY'S SHAREHOLDERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

REQUIRED VOTE

  LG&E Energy. Under the Kentucky Business Corporation Act (the "KBCA"), the LG&E Energy Articles, the bylaws of LG&E Energy (the "LG&E Energy Bylaws") and the rules of the NYSE, as applicable: (i) the affirmative vote of a majority of the votes entitled to be cast at the LG&E Energy meeting by the holders of the outstanding shares of LG&E Energy Common Stock is required for approval of the Merger Agreement (including the issuance of shares of LG&E Energy Common Stock pursuant to the terms of the Merger Agreement); and (ii) the affirmative vote of a majority of the votes cast by holders of LG&E Energy Common Stock entitled to vote and present in person or by proxy at the LG&E Energy Meeting (provided that the total vote cast represents over 50% of all outstanding shares of LG&E Energy Common Stock) is required for the approval of the adoption of the LG&E Energy Articles Amendment. On the LG&E Energy Record Date, there were 66,486,875 shares of LG&E Energy Common Stock outstanding and entitled to one vote per share. As of the LG&E Energy Record Date, directors and officers of LG&E Energy, together with their affiliates as a group, owned less than 1% of the issued and outstanding shares of LG&E Energy Common Stock. See "Meetings, Voting and Proxies--LG&E Energy Meeting."

  KU Energy. As provided under the KBCA, the affirmative vote of a majority of the votes entitled to be cast at the KU Energy Meeting by the holders of outstanding shares of KU Energy Common Stock is required for approval of the Merger Agreement. On the KU Energy Record Date, there were 37,817,517 shares of KU Energy Common Stock outstanding and entitled to one vote per share. As of the KU Energy Record Date, directors and executive officers of KU Energy, together with their affiliates as a group, owned less than 1% of the issued and outstanding shares of KU Energy Common Stock. See "Meetings, Voting and Proxies--KU Energy Meeting."

THE MERGER

  The Merger Agreement provides for the Merger in which KU Energy will be merged with and into LG&E Energy with LG&E Energy to be the surviving corporation. Pursuant to the Merger Agreement, except for KU

Energy Dissenting Shares, each issued and outstanding share of KU Energy Common Stock, together with the associated rights to purchase KU Energy Preferred Stock, Series A (the "KU Energy Rights"), will be cancelled and converted into the right to receive 1.67 shares of LG&E Energy Common Stock, together with the associated rights to purchase LG&E Energy Series A Preferred Stock (the "LG&E Energy Rights"). The value (calculated as discussed herein) of the 1.67 shares of LG&E Energy Common Stock to be received in exchange for each share of KU Energy Common Stock was $40.706 based upon the $24.375 closing price of a share of LG&E Energy Common Stock on May 20, 1997, the trading day preceding the public announcement of the Merger Agreement and $36.114 based upon the $21.625 closing price of a share of LG&E Energy common stock on August 19, 1997, the most recent date for which it was practicable to obtain market price data prior to printing and mailing this Joint Proxy Statement/Prospectus. For a discussion of the KU Energy Rights and LG&E Energy Rights, see "Description of LG&E Energy Capital Stock--Rights to Purchase Series A Preferred Stock" and "Comparison of Shareholder Rights--Comparison of LG&E Energy's Rights Agreement to KU Energy's Rights Agreement." Except for LG&E Energy Dissenting Shares, each issued and outstanding share of LG&E Energy Common Stock will be unchanged as a result of the Merger and will remain outstanding thereafter as a share of LG&E Energy Common Stock, so that the common shareholders of KU Energy and LG&E Energy immediately prior to the Merger (except for the holders of KU Energy Dissenting Shares or LG&E Energy Dissenting Shares) will all be common shareholders of LG&E Energy immediately upon the consummation of the Merger. The Merger will become effective at the time specified in the Articles of Merger filed by LG&E Energy with the office of the Secretary of State of the Commonwealth of Kentucky. The "Effective Time" shall mean the time the Merger is made effective.

  The following chart shows the organizational structure of LG&E Energy and its first-tier subsidiaries and KU Energy and its first-tier subsidiaries prior to the Merger:


                                  LG&E Energy

           ------------------------------------------------------




   Louisville Gas      LG&E Energy         LG&E Gas        LG&E Energy
        and          Foundation Inc.     Systems Inc.      Systems Inc.
      Electric
      Company






                                   KU Energy

                             ------------------


                         Kentucky         KU Capital
                        Utilities        Corporation
                         Company



As a result of the Merger, LG&E Energy will become the parent company of KU Energy's principal operating subsidiary, Kentucky Utilities. The operating utility subsidiaries (LG&E and Kentucky Utilities) will maintain their separate corporate identities and will continue to serve customers in Kentucky and Virginia under their present names. Present non-utility operations of LG&E Energy will be unaffected. The non-utility subsidiaries of KU Energy will become subsidiaries of LG&E Energy.

  The following chart depicts the organizational structure of LG&E Energy after the Merger:


                                  LG&E Energy

   -----------------------------------------------------------------




             Louisville      LG&E                                   LG&E
 Kentucky      Gas and      Energy     KU Capital    LG&E Gas      Energy
 Utilities    Electric    Foundation   Corporation    Systems      Systems
  Company      Company       Inc.                      Inc.*        Inc.*








  See "The Merger Agreement--The Merger."
--------
   *As previously announced and for reasons unrelated to the Merger, LG&E Energy plans in the near future to merge these two non-utility subsidiaries into one company.

EXCHANGE OF STOCK CERTIFICATES

  As soon as practicable after the Effective Time, the exchange agent will mail to each holder of record of shares of KU Energy Common Stock at the Effective Time, transmittal instructions advising such holder of the procedure for surrendering such holder's certificates ("KU Energy Certificates") for certificates representing shares of LG&E Energy Common Stock. At the Effective Time, shares of KU Energy Common Stock will be cancelled and become the right to receive LG&E Energy Common Stock as described in the preceding sentence. Holders of KU Energy Certificates, which prior to the Effective Time represented shares of KU Energy Common Stock, will have no voting or dividend or other distribution rights on such KU Energy Common Stock, and will not receive payment for any fractional shares of KU Energy Common Stock, until such KU Energy Certificates have been surrendered for certificates representing shares of LG&E Energy Common Stock. Cash will be paid to KU Energy shareholders in lieu of fractional shares of LG&E Energy Common Stock based upon a formula set forth in the Merger Agreement and described herein. Holders of shares of KU Energy Common Stock should not submit their stock certificates for exchange until a form of letter of transmittal and related instructions are received after the Effective Time. See "The Merger Agreement--The Merger."

STOCK OPTION AGREEMENTS

  Pursuant to (i) the LG&E Energy Stock Option Agreement dated as of May 20, 1997, by and between LG&E Energy and KU Energy (the "LG&E Energy Stock Option Agreement") and (ii) the KU Energy Stock Option Agreement dated as of May 20, 1997, by and between KU Energy and LG&E Energy (the "KU Energy Stock Option Agreement"; together with the LG&E Energy Stock Option Agreement, the "Stock Option Agreements"), LG&E Energy has granted to KU Energy the right (the "KU Energy Option"), and KU Energy has granted to LG&E Energy the right (the "LG&E Energy Option", together with the KU Energy Option, the "Options"), to purchase, under certain circumstances, up to a certain number of authorized but unissued shares of the respective issuer's common stock (representing 19.9% of the outstanding common stock of such issuer on May 20, 1997), at a price of $24.45 per share, in the case of LG&E Energy Common Stock, and $40.8315 per share, in the case of KU Energy Common Stock. The exercise of the Options is subject to certain conditions set forth in the Stock Option Agreements and the Merger Agreement. See "The Stock Option Agreements-- General" and "The Merger Agreement--Termination Fees." In addition, the Stock Option Agreements provide that the holder of an Option has the right to require the issuer thereof to repurchase from the holder of the Option (i) all or any portion of the Option at any time the Option is exercisable at a price which is the difference between the Market/Offer Price (as defined herein) and the exercise price of the Option, and (ii) on or at any time prior to May 20, 1999 (which date may be extended to November 20, 1999 under certain circumstances) all or any portion of any shares purchased pursuant to the Option. See "The Stock Option Agreements--Certain Repurchases." The Stock Option Agreements are intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. They also may have the effect of discouraging competing offers. See "The Stock Option Agreements."

TREATMENT OF SHARES; EXCHANGE RATIO

  Each share of KU Energy Common Stock, together with the associated KU Energy Rights, outstanding immediately prior to the Effective Time (other than KU Energy Dissenting Shares) will, pursuant to the Merger Agreement, be cancelled and converted into the right to receive 1.67 shares of LG&E Energy Common Stock, together with the associated LG&E Energy Rights. Each share of LG&E Energy Common Stock, together with the associated LG&E Energy Rights, outstanding immediately prior to the Effective Time (other than LG&E Energy Dissenting Shares) will, upon consummation of the Merger, remain outstanding and unchanged as one share of LG&E Energy Common Stock, together with the associated LG&E Energy Rights. Holders of KU Energy Common Stock will receive cash in lieu of fractional shares.

BACKGROUND

  For a description of the background of the Merger, see "The Merger-- Background of the Merger."

REASONS FOR THE MERGER

  LG&E Energy and KU Energy believe that the Merger offers significant strategic and financial benefits to each company and to their respective shareholders, as well as to their employees and customers and the communities in which they do business. The expected benefits include, among others:

  . Maintenance of Competitive Rates--Following the Merger, the combined company expects to be able to meet the challenges of the increasingly competitive environment in the utility industry more effectively than either LG&E Energy or KU Energy standing alone. As competition increases in the electric industry, the importance of the price at which electric service can be provided will increase significantly. Each of LG&E and Kentucky Utilities is today among the lowest cost producers of electricity in the United States. The contiguous nature of the two companies' service territories provides a unique opportunity to achieve meaningful reductions in operating costs. The anticipated savings from the proposed combination will enable LG&E and Kentucky Utilities to keep their costs of electric service lower than either company could have achieved on a stand-alone basis. Besides enabling LG&E and Kentucky Utilities to compete more effectively in a competitive utility environment, such low costs are also expected to enhance economic development efforts in the areas that they currently serve, which should benefit both customers and shareholders in the long term.

  . Increased Size and Stability--As competition intensifies in the industry, LG&E Energy and KU Energy believe that size and credit quality will be two factors that will contribute to overall business success. In terms of generating capacity, LG&E and Kentucky Utilities on a combined basis will have over 6,000 megawatts of generating capacity. In addition, through its non-utility subsidiaries, LG&E Energy had ownership interests in, or contractual arrangements for, more than an additional 3,000 megawatts of generating capacity as of January 31, 1997. If the Merger were to occur today, the combination of LG&E

   Energy and KU Energy would create one of the largest low-cost energy services providers in the United States, with consolidated utility and non-utility assets in excess of $4.8 billion, with consolidated utility and non-utility revenues in excess of $4.7 billion and with two public utility subsidiaries having high credit ratings. In addition, the combined size and stability of LG&E Energy and KU Energy are expected to better enable LG&E Energy after the Merger to further diversify its assets and businesses through acquisitions, the development of new businesses both in the United States and internationally and the marketing and delivery of new products and services. This capability for greater diversification is expected to provide the combined company with a broader range of strategic choices in response to deregulation and increased competition in the electric utility industry.

  . Significant Reduction in Operating Costs--The Merger, which, as stated previously, will result in the common ownership of LG&E and Kentucky Utilities, is expected to result in substantial non-fuel savings, estimated at $680 million, net of costs to achieve, over a 10-year period. These savings are expected to come primarily from reductions in labor costs and corporate and administrative expenses and from purchasing economies and should benefit ratepayers and shareholders.

  . Expanded Management and Employee Resources--The combined company will be able to draw on a larger and more diverse mid- and senior-level management and employee pool to lead the combined company in an increasingly competitive environment for the delivery of energy and related services and should be better able to attract and retain the most qualified employees. The employees of the two companies should also benefit from new career opportunities in the expanded organization.

  . Best Practices--The combination is expected to allow for the sharing and implementation of best practices from each of the areas in LG&E Energy and KU Energy.

  . Coordination of Diversification Programs--The two companies, particularly
    LG&E Energy, have significant non-utility subsidiaries. Following the Merger, LG&E Energy should be able to manage and pursue such subsidiary businesses more efficiently and effectively.

  . Community Involvement--LG&E Energy and KU Energy will continue to play a strong role in the economic development efforts of the communities LG&E and Kentucky Utilities now serve. The philanthropic and volunteer programs currently maintained by the two companies will be continued.

  See "The Merger--Reasons for the Merger; Recommendations of the Boards of Directors."

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

  LG&E Energy. THE LG&E ENERGY BOARD, BY A UNANIMOUS VOTE, HAS APPROVED AND ADOPTED THE MERGER AGREEMENT, BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, LG&E ENERGY'S SHAREHOLDERS, HAS APPROVED THE LG&E ENERGY ARTICLES AMENDMENT, AND RECOMMENDS THAT THE SHAREHOLDERS OF LG&E ENERGY VOTE (I) FOR APPROVAL OF THE MERGER AGREEMENT (INCLUDING THE ISSUANCE OF SHARES OF LG&E ENERGY COMMON STOCK PURSUANT TO THE TERMS OF THE MERGER AGREEMENT) AND (II) FOR APPROVAL OF THE LG&E ENERGY ARTICLES AMENDMENT.

  The LG&E Energy Board approved and adopted the Merger Agreement after consideration of a number of factors described under the heading "The Merger-- Reasons for the Merger; Recommendations of the Boards of Directors."

  KU Energy. THE KU ENERGY BOARD, BY A UNANIMOUS VOTE, HAS ADOPTED AND APPROVED THE MERGER AGREEMENT, BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, KU ENERGY'S SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS OF KU ENERGY VOTE FOR APPROVAL OF THE MERGER AGREEMENT. The KU Energy Board adopted and approved the Merger Agreement after consideration of a number of factors described under the heading "The Merger--Reasons for the Merger; Recommendations of the Boards of Directors."

OPINIONS OF FINANCIAL ADVISORS

  LG&E Energy. The Blackstone Group L.P. ("Blackstone") delivered to the LG&E Energy Board its written opinions dated May 20, 1997 and the date of this Joint Proxy Statement/Prospectus stating that, as of the dates of such opinions and based upon the assumptions made, matters considered and limits of the review undertaken, as set forth in such opinions, the Exchange Ratio is fair, from a financial point of view, to the holders of LG&E Energy Common Stock. The written opinion of Blackstone dated the date of this Joint Proxy Statement/Prospectus is attached hereto as Annex F and is incorporated herein by reference. HOLDERS OF SHARES OF LG&E ENERGY COMMON STOCK ARE URGED TO, AND SHOULD, READ SUCH OPINION IN ITS ENTIRETY. The May 20, 1997 written opinion is substantially identical to the opinion attached hereto. See "The Merger-- Opinions of Financial Advisors" and Annex F.

  KU Energy. On May 20, 1997, Goldman, Sachs & Co. ("Goldman Sachs") delivered its oral opinion, which it subsequently confirmed in writing as of such date and as of the date of this Joint Proxy Statement/Prospectus, to the KU Energy Board that, as of such dates, the Exchange Ratio pursuant to the Merger Agreement is fair to the holders of shares of KU Energy Common Stock. The full text of the written opinion of Goldman Sachs, dated as of the date of this Joint Proxy Statement/Prospectus, which sets forth assumptions made, matters considered and limits of the review undertaken in connection with the opinion, is attached hereto as Annex G and is incorporated herein by reference. HOLDERS OF SHARES OF KU ENERGY COMMON STOCK ARE URGED TO, AND SHOULD, READ SUCH OPINION IN ITS ENTIRETY. The May 20, 1997 written opinion is substantially identical to the opinion attached hereto. See "The Merger--Opinions of Financial Advisors" and Annex G.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  Directorships. The Merger Agreement provides that the Board of Directors of LG&E Energy (the "LG&E Energy Board") will, upon consummation of the Merger, consist of 15 persons with eight persons designated by LG&E Energy, including Roger W. Hale, Chairman of the Board, President and Chief Executive Officer of LG&E Energy, and seven persons designated by KU Energy, including Michael R. Whitley, Chairman of the Board and Chief Executive Officer of KU Energy. Upon consummation of the Merger, the Board of Directors of each of LG&E and Kentucky Utilities will be expanded to include those persons selected by the other party to serve on the LG&E Energy Board. See "The Merger--Interests of Certain Persons in the Merger--Board of Directors."

  Employment Agreements. Each of Messrs. Hale and Whitley has entered into an employment agreement to become effective at the Effective Time (the "Employment Agreements"). Pursuant to the Employment Agreements, Mr. Hale will serve as Chairman and Chief Executive Officer of LG&E Energy, LG&E and Kentucky Utilities from and after the Effective Time and Mr. Whitley will serve as Vice Chairman, President and Chief Operating Officer of LG&E Energy and as Vice Chairman and Chief Operating Officer of LG&E and Kentucky Utilities, from and after the Effective Time. See "The Merger--Interests of Certain Persons in the Merger--Employment Agreements." In addition, while no employment agreements exist regarding other executive officers of LG&E Energy or its subsidiaries after the Effective Time, Mr. Hale and Mr. Whitley have orally agreed as to certain members of the executive management of LG&E Energy, LG&E and Kentucky Utilities after the Effective Time. See "LG&E Energy Following the Merger-- Management of LG&E Energy After the Merger."

  Employee Plans. Employees including executive officers of KU Energy and Kentucky Utilities are eligible to participate in Annual Performance Incentive Plans, Performance Share Plans and Executive Deferred Compensation Plans of KU Energy and Kentucky Utilities and a Long Term Incentive Plan of KU Energy. Each of the execution of the Merger Agreement and the consummation of the Merger or, in the case of the Annual Performance Incentive Plans, the consummation of the Merger will constitute a change in control under those plans. Participants will be entitled to payments in certain cases following the change in control as described under "The Merger--Employee Plans and Severance Arrangements--KU Energy."

  Severance Policies. Executive officers and certain other employees of KU Energy and Kentucky Utilities are eligible to be members in Kentucky Utilities' Supplemental Security Plan which provides retirement, disability and death benefits as well as a change in control retirement benefit and a change in control severance benefit. A change in control as defined in the Supplemental Security Plan has occurred as a result of the execution of the Merger Agreement and retired members have received a lump sum payment of the present value of their remaining benefits. Other members in the plan will be entitled to benefits in certain cases as described under "The Merger--Employee Plans and Severance Arrangements--KU Energy."

  All eligible directors of KU Energy and Kentucky Utilities are entitled to participate in the Director Retirement Retainer Programs of KU Energy and Kentucky Utilities ("KU Director Retirement Program"). Also, directors of KU Energy and Kentucky Utilities may elect to have all or a specified portion of their directors' fees deferred under the Director Deferred Compensation Plans (the "KU Director Deferred Compensation Plans"). The consummation of the Merger will constitute a change in control as defined in the KU Director Retirement Program and the KU Director Deferred Compensation Plans and directors in office immediately prior to the consummation of the Merger will be entitled to receive in certain cases an accelerated retirement benefit under the KU Director Retirement Program and directors and retired directors will be entitled to receive in certain cases a lump sum distribution of deferred amounts under the KU Director Deferred Compensation Plans, all as described under "The Merger-- Employee Plans and Severance Arrangements--KU Energy."

  While the Merger will not constitute a change in control under any employee or incentive plans of LG&E Energy or LG&E, certain officers of LG&E Energy and LG&E have entered into change in control agreements with LG&E Energy and LG&E that may provide benefits to such officers under certain circumstances if they are terminated or their responsibilities altered following a change in control, such as the Merger. See "The Merger--Employee Plans and Severance Arrangements--LG&E Energy."

  Indemnification. The parties have agreed in the Merger Agreement that LG&E Energy will indemnify, to the fullest extent permitted by applicable law, the present and former officers, directors and employees of each of the parties to the Merger Agreement or any of their subsidiaries against certain liabilities arising out of actions or omissions occurring at or prior to the Effective Time
(i) that arise from or are based on such service as an officer, director or employee or (ii) that are based on or arise out of or pertain to the transactions contemplated by the Merger Agreement, and to maintain policies of directors' and officers' liability insurance for a period of not less than six years after the Effective Time. To the fullest extent permitted by law, from and after the Effective Time, all rights to indemnification existing in favor of the employees, agents, directors or officers of LG&E Energy, KU Energy and their respective subsidiaries with respect to their activities as such prior to the Effective Time, as provided in their respective articles of incorporation and bylaws, in effect on May 20, 1997, or otherwise in effect on May 20, 1997, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time. See "The Merger-- Interests of Certain Persons in the Merger--Indemnification" and "The Merger Agreement--Indemnification."

MANAGEMENT OF LG&E ENERGY

  As provided in the Merger Agreement, at the Effective Time, the LG&E Energy Board will consist of 15 directors, eight designated by LG&E Energy and seven designated by KU Energy. The Board of Directors will have the following four committees: (i) an Audit Committee, (ii) a Compensation Committee, (iii) a Nominating and Governance Committee and (iv) a Long Range Planning Committee. The Audit Committee will have ten members, with five designated by LG&E Energy (one of whom would be the chairman) and five designated by KU Energy. The Compensation Committee will have seven members, with four designated by LG&E Energy (one of whom would be the chairman) and three designated by KU Energy. The Nominating and Governance Committee will have eight members, with four designated by LG&E Energy and four designated by KU Energy (one of whom would be the chairman). The Long Range Planning Committee will have nine members, with five designated by LG&E Energy and four designated by KU Energy (one of whom would be the chairman). At the Effective Time, Mr. Hale will become Chairman and Chief Executive Officer of LG&E Energy, LG&E and Kentucky Utilities and Mr. Whitley will become Vice Chairman, President and Chief Operating Officer of LG&E Energy and Vice Chairman and Chief Operating Officer of LG&E and Kentucky Utilities. Upon consummation of the Merger, the Board of Directors of LG&E will consist of those persons serving as directors of LG&E immediately prior to the Merger plus those persons designated by KU Energy to serve on the LG&E Energy Board. Similarly, following the Merger, the Board of Directors of Kentucky Utilities will consist of those persons serving as directors of Kentucky Utilities immediately prior to the Merger plus those persons designated by LG&E Energy to serve on the LG&E Energy Board. In addition, while no employment agreements exist regarding other executive officers of LG&E Energy or its subsidiaries after the Effective Time, Mr. Hale and Mr. Whitley have orally agreed as to certain members of the executive management of LG&E Energy, LG&E and Kentucky Utilities after the Effective Time. See "The Merger--Employment Agreements" and "LG&E Energy Following the Merger--Management of LG&E Energy After the Merger."

CONDITIONS TO THE MERGER

  The obligations of LG&E Energy, on the one hand, and KU Energy, on the other hand, to consummate the Merger are subject to the satisfaction of certain conditions, including the approval of the Merger Agreement by the shareholders of each of LG&E Energy and KU Energy, the receipt of all material governmental approvals, the absence of any injunction that prevents the consummation of the Merger, the listing on the NYSE of the shares of LG&E Energy Common Stock to be issued pursuant to the terms of the Merger Agreement, the qualification of the Merger as a pooling of interests transaction for accounting purposes, the receipt of a tax opinion from their respective tax counsel that the Merger will be treated as a tax-free reorganization, the accuracy of the representations and warranties of the other party set forth in the Merger Agreement as of the Closing Date (as defined herein) (except for inaccuracies which would not have a material adverse effect on such other party), the performance by the other party in all material respects, or waiver, of all obligations required to be performed under the Merger Agreement and the Stock Option Agreements (see "The Stock Option Agreements"), the receipt of an officer's certificate from the other party stating that certain conditions set forth in the Merger Agreement have been satisfied, there having been no material adverse change in the other party, the effectiveness of the Registration Statement and the number of shares of LG&E Energy Common Stock and KU Energy Common Stock that are LG&E Energy Dissenting Shares or KU Energy Dissenting Shares not constituting more than 10% of the number of issued and outstanding shares of LG&E Energy Common Stock or KU Energy Common Stock, as the case may be. See "The Merger Agreement-- Conditions to Each Party's Obligation to Effect the Merger."

RIGHTS TO TERMINATE, AMEND OR WAIVE CONDITIONS

  The Merger Agreement may be terminated under certain circumstances, including: by mutual written consent of KU Energy and LG&E Energy; by any party if the Merger is not consummated by May 20, 1999 (which date may be extended to November 20, 1999 under certain circumstances); by any party if the requisite shareholder approvals are not obtained or if any state or federal law or court order prohibits consummation of the Merger; by a non-breaching party if there occurs a material breach by the other party of the Merger Agreement which is not cured within 20 days; or by either party, under certain circumstances, as a result of a more favorable third-party tender offer or business combination proposal with respect to such party. The Merger Agreement requires that termination fees be paid under certain circumstances, including if there is a material, willful breach of the Merger Agreement or if, under certain circumstances, a business combination with a third party is consummated within two and one-half years of the termination of the Merger Agreement. See "The Merger Agreement--Termination." The aggregate termination fees under these provisions together with the amounts payable under certain provisions of the Stock Option Agreements may not exceed $70 million. See "The Merger Agreement-- Termination Fees" and "The Stock Option Agreements--Certain Repurchases."

  The Merger Agreement may be amended by the Boards of Directors of the parties at any time before or after its approval by the shareholders of LG&E Energy and KU Energy, but after any such approval, no amendment may be made which alters or changes (i) the amount or kind of shares, rights or the manner of conversion of such shares or (ii) the terms or conditions of the Merger Agreement, if such alteration or change, alone or in the aggregate, would materially adversely affect the rights of the LG&E Energy shareholders or KU Energy shareholders except for alterations or changes that could otherwise be adopted by the Board of Directors of LG&E Energy without the further approval of such shareholders. See "The Merger Agreement--Amendment and Waiver."

  At any time prior to the Effective Time, to the extent permitted by applicable law, the conditions to LG&E Energy's or KU Energy's obligations to consummate the Merger may be waived by the other party. Any determination to waive a condition would depend upon the facts and circumstances existing at the time of such waiver and would be made by the waiving party's Board of Directors, exercising its fiduciary duties to such party and its shareholders. See "The Merger Agreement--Amendment and Waiver."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  As more fully described under "The Merger--Certain Federal Income Tax Consequences," and based on the assumptions and qualifications set forth in that section, including the assumption that there are no changes subsequent to the date of this Joint Proxy Statement/Prospectus in relevant provisions of the Internal Revenue Code of 1986, as amended (the "Code"), regulations or interpretations thereof, in the opinion of Simpson Thacher & Bartlett (a partnership which includes professional corporations), tax counsel to LG&E Energy, and in the opinion of Jones, Day, Reavis & Pogue, tax counsel to KU Energy, if the Merger is consummated in accordance with the Merger Agreement and as described in this Joint Proxy Statement/Prospectus, the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. In the opinion of such firms, under current law, material federal income tax consequences of the Merger, as such a tax-free reorganization, in general will be as follows: (i) no gain or loss will be recognized by LG&E Energy or KU Energy pursuant to the Merger; (ii) no gain or loss will be recognized by holders of KU Energy Common Stock upon the cancellation of their KU Energy Common Stock, together with the associated KU Energy Rights, and conversion thereof into LG&E Energy Common Stock, together with the associated LG&E Energy Rights, pursuant to the Merger (except by reason of receipt of cash in lieu of fractional share interests or the exercise of dissenters' rights) and (iii) no gain or loss will be recognized by holders of LG&E Energy Common Stock as a result of the Merger (except by reason of the exercise of dissenters' rights).

  LG&E Energy's obligation to effect the Merger is conditioned on the delivery of an opinion to LG&E Energy from Simpson Thacher & Bartlett and KU Energy's obligation to effect the Merger is conditioned on the delivery of an opinion to KU Energy from Jones, Day, Reavis & Pogue, each dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, the Merger constitutes such a tax-free reorganization. LG&E Energy and KU Energy may each waive these conditions. However, in the event of such waiver by either party, approval of the holders of the common stock of the party waiving such condition would be resolicited.

  EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE TAX CONSEQUENCES OF THE MERGER TO SUCH SHAREHOLDER UNDER FEDERAL, STATE, LOCAL OR ANY OTHER APPLICABLE LAW.

OPERATIONS AFTER THE MERGER

  Following the Merger, LG&E Energy will be a public utility holding company under the Public Utility Holding Company Act of 1935 (the "1935 Act"), and LG&E and Kentucky Utilities will operate as its principal utility subsidiaries. The headquarters of LG&E Energy will be in Louisville, Kentucky. The headquarters of the two utility subsidiaries will remain in their current locations; LG&E in Louisville and Kentucky Utilities in Lexington, Kentucky. The business of LG&E Energy will be to operate as a holding company for its utility subsidiaries and for its various non-utility subsidiaries. See "Regulatory Matters" and "LG&E Energy Following the Merger--Operations."

REGULATORY MATTERS

  The approval of the SEC under the 1935 Act, the Federal Energy Regulatory Commission (the "FERC") under the Federal Power Act, as well as the approval of the Kentucky and Virginia utility commissions under applicable state laws and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), are required in order to consummate the Merger. A notice filing will be made with the Tennessee Regulatory Authority.

  LG&E Energy is currently a holding company under the 1935 Act that is exempt from the registration requirements of the 1935 Act and expects to continue as an exempt holding company under the 1935 Act after the Merger.

  Under the Merger Agreement, LG&E Energy and KU Energy have agreed to use all reasonable efforts to obtain all governmental authorizations necessary or advisable to consummate or effect the transactions contemplated by the Merger Agreement. Various parties may seek intervention in these proceedings to oppose the Merger or to have conditions imposed upon the receipt of necessary approvals. While LG&E Energy and KU Energy believe that they will receive the requisite regulatory approvals for the Merger, there can be no assurance as to the timing of such approvals or their ability to obtain such approvals on satisfactory terms or otherwise. It is a condition to the consummation of the Merger that final orders approving the Merger be obtained from the various federal and state commissions described above on terms and conditions which would not have, or would not be reasonably likely to have, a material adverse effect on the business, assets, financial condition or results of operations of LG&E or of Kentucky Utilities or of LG&E Energy and its prospective subsidiaries taken as a whole, or which would be materially inconsistent with the agreements of the parties contained in the Merger Agreement. There can be no assurance that any such approvals will not contain terms or conditions that cause such approvals to fail to satisfy such condition to the consummation of the Merger. See "Regulatory Matters."

ACCOUNTING TREATMENT

  LG&E Energy and KU Energy believe that the Merger will be treated as a pooling of interests for accounting purposes. See "The Merger--Accounting Treatment." The receipt by each of LG&E Energy and KU Energy of a letter from their respective independent public accountants, stating that the transaction will qualify as a pooling of interests, is a condition precedent to consummation of the Merger. See "The Merger Agreement--Conditions to Each Party's Obligation to Effect the Merger."

DISSENTERS' RIGHTS

  Under Kentucky law, holders of record of KU Energy Common Stock as of the KU Energy Record Date who do not wish to accept shares of LG&E Energy Common Stock in the Merger have the right to have the fair value of their KU Energy shares appraised by judicial determination and paid to them in cash. Similarly, under Kentucky law, holders of record of LG&E Energy Common Stock as of the LG&E Energy Record Date who object to the Merger have the right to have the fair value of their LG&E Energy shares appraised and paid to them in cash. In order to perfect such dissenters' rights, a holder of LG&E Energy Common Stock or KU Energy Common Stock must comply with the procedural requirements of the KBCA, including, without limitation: (i) delivering written notice to LG&E Energy prior to the LG&E Energy Meeting (or, in the case of a holder of KU Energy Common Stock, delivering written notice to KU Energy prior to the KU Energy Meeting) of such shareholder's intention to demand payment of his or her shares if the Merger is consummated, (ii) not voting in favor of the Merger Agreement and (iii) if the Merger is approved by shareholders, making a written demand for payment and depositing the certificates representing such shares within the time period (at least 30 days and not more than 60 days) specified by LG&E Energy (or, in the case of a holder of KU Energy Common Stock, by KU Energy) in a written notice sent to such holder within 10 days after the Merger is approved by its shareholders. See "The Merger--Dissenters' Rights" and Annex J.

DIVIDENDS

  Pursuant to the Merger Agreement, each of KU Energy and LG&E Energy shall not, and shall not permit any of its Direct Subsidiaries (as defined herein) to, declare or pay any dividends on, or make other distributions in respect of, any of its capital stock, other than to such party or its wholly-owned subsidiaries and other than dividends required to be paid on any series of preferred stock of LG&E ("LG&E Preferred Stock") in accordance with the terms thereof, dividends required to be paid on any shares of preferred stock of Kentucky Utilities ("KU Preferred Stock") in accordance with the terms thereof, and regular quarterly dividends to be paid on LG&E Energy Common Stock not to exceed 104% of the dividends for the prior fiscal year and regular quarterly dividends to be paid on KU Energy Common Stock not to exceed 102.5% of the dividends for the prior fiscal year.

AMENDMENT TO LG&E ENERGY ARTICLES

  Pursuant to the Merger Agreement, subject to the approval of the LG&E Energy Articles Amendment by LG&E Energy shareholders at the LG&E Energy Meeting, the LG&E Energy Articles will be amended no later than the Effective Time in the form set forth in Annex H. The LG&E Energy Articles Amendment would increase the amount of authorized LG&E Common Stock from 125,000,000 shares to 300,000,000 shares, thereby increasing LG&E Energy's authorized capitalization from 130,000,000 shares to 305,000,000 shares (which includes 5,000,000 shares of LG&E Energy preferred stock currently authorized). Absent approval of the LG&E Energy Articles Amendment, LG&E Energy would not have a sufficient number of shares to complete the Merger. See "Amendment to Articles of Incorporation."

COMPARISON OF RIGHTS OF KU ENERGY SHAREHOLDERS

  As a result of the Merger, holders of KU Energy Common Stock (other than KU Energy Dissenting Shares) will become shareholders of LG&E Energy. Such shareholders will have certain different rights as LG&E Energy shareholders than they had as shareholders of KU Energy, because of the differences between the KU Energy Articles, Bylaws and Rights Agreement and the LG&E Energy Articles, Bylaws and Rights Agreement. For a comparison of the articles and bylaw provisions of KU Energy and LG&E Energy, as well as a comparison of their respective Rights Agreements, see "Comparison of Shareholder Rights."

                     SELECTED HISTORICAL AND PRO FORMA DATA

  The summary below sets forth selected historical financial and market data and selected unaudited pro forma financial data. The financial data should be read in conjunction with the historical financial statements and related notes thereto of LG&E Energy and KU Energy, incorporated herein by reference, and in conjunction with the unaudited pro forma combined condensed financial statements and related notes thereto of LG&E Energy included elsewhere in this Joint Proxy Statement/Prospectus. See "Unaudited Pro Forma Combined Condensed Financial Information."

SELECTED HISTORICAL FINANCIAL AND MARKET DATA

  The selected historical financial data of each of LG&E Energy and KU Energy as of December 31, 1996, 1995, 1994, 1993 and 1992 and for the five years ended December 31, 1996, set forth below, have been derived from audited financial statements. The selected historical financial data of LG&E Energy and KU Energy as of and for the 12-month period ended June 30, 1997, set forth below, have been derived from unaudited financial statements and, in the opinion of management of the respective companies, include all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation for such periods. The selected historical market data of each of LG&E Energy and KU Energy for the dates indicated below are based on the closing sale prices of LG&E Energy Common Stock and KU Energy Common Stock as reported on the NYSE Composite Tape for such dates. The Aggregate Market Capitalization represents the product of the closing sale prices on such dates multiplied by the number of outstanding shares on such dates.

                               LG&E ENERGY CORP.

                           12 MONTHS                  YEAR ENDED DECEMBER 31,
                             ENDED     ----------------------------------------------------------
                           JUNE 30,       1996
                         1997(a)(b)(c)   (a)(c)     1995 (d)    1994 (e)    1993 (f)    1992 (f)
                         ------------- ----------  ----------  ----------  ----------  ----------
                          (UNAUDITED)         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
  Operating Revenues....  $4,003,627   $3,589,465  $1,374,680  $  829,663  $  900,027  $  834,739
  Operating Income
   (before nonrecurring
   items)(a)(b)(d)(e)...     225,290      237,771     205,357     189,087     189,122     174,504
  Operating Income......     199,552      211,441     175,557     140,344     189,122     174,504
  Income from Continuing
   Operations...........      95,942      104,003      82,830      56,829      80,825      71,437
  Net Income............      95,942      104,003      82,830     105,265      88,260      75,614
  Average Common Shares
   Outstanding (g)......      66,378       66,294      66,105      65,982      65,377      64,615
  Earnings per Common
   Share from Continuing
   Operations (g).......  $     1.45   $     1.57  $     1.25  $     0.86  $     1.24  $     1.11
  Total Earnings per
   Common Share (g).....        1.45         1.57        1.25        1.60        1.35        1.17
  Cash Dividends
   Declared per Common
   Share (g)............      1.1500       1.1300      1.0925      1.0575      1.0230      0.9910
                                                            DECEMBER 31,
                                       ----------------------------------------------------------
                         JUNE 30, 1997    1996        1995        1994        1993        1992
                         ------------- ----------  ----------  ----------  ----------  ----------
                          (UNAUDITED)         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
BALANCE SHEET DATA
  Total Assets..........  $3,109,254   $3,011,892  $2,628,920  $2,217,464  $2,186,468  $2,148,398
  Long-Term Debt........     664,284      646,835     646,845     662,862     662,879     686,119
  Short-Term Debt (h)...     318,000      158,000     189,000      32,000      20,000      58,400
  Preferred Stock.......      95,328       95,328      95,328     116,716     116,716     116,740
  Common Stock Equity...     818,494      811,218     779,134     762,515     729,647     685,221
  Book Value per Common
   Share (g)............       12.31        12.23       11.77       11.55       11.07       10.60
                                                            DECEMBER 31,
                                       ----------------------------------------------------------
                         JUNE 30, 1997    1996        1995        1994        1993        1992
                         ------------- ----------  ----------  ----------  ----------  ----------
                                  (IN THOUSANDS, EXCEPT PER SHARE AND RATIO AMOUNTS)
MARKET DATA--COMMON
 STOCK
  Aggregate Market
   Capitalization.......  $1,466,823   $1,625,365  $1,398,364  $1,217,496  $1,334,724  $1,131,466
  Closing Market Price
   per Share (g)........     22.0625       24.500      21.125      18.438      20.250      17.500
  Ratio of Market Value
   to Book Value........        1.79x        2.00x       1.79x       1.60x       1.83x       1.65x

       See accompanying Notes to Selected Historical and Pro Forma Data.

                             KU ENERGY CORPORATION

                          12 MONTHS
                            ENDED                   YEAR ENDED DECEMBER 31,
                          JUNE 30,   ------------------------------------------------------
                            1997        1996       1995     1994 (I)   1993 (I)     1992
                         ----------- ---------- ---------- ---------- ---------- ----------
                         (UNAUDITED)        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
INCOME STATEMENT DATA
  Operating Revenues
   (j).................. $  699,994  $  716,208 $  690,428 $  639,232 $  606,608 $  576,260
  Operating Income (k)..    156,893     164,845    154,055    146,214    152,237    146,326
  Net Income............     76,469      81,949     76,053     75,876     79,983     74,182
  Average Common Shares
   Outstanding..........     37,818      37,818     37,818     37,818     37,818     37,818
  Earnings per Common
   Share................ $     2.02  $     2.17 $     2.01 $     2.01 $     2.11 $     1.96
  Cash Dividends
   Declared per Common
   Share................       1.74        1.72       1.68       1.64       1.60       1.56
                                                          DECEMBER 31,
                          JUNE 30,   ------------------------------------------------------
                            1997        1996       1995       1994       1993       1992
                         ----------- ---------- ---------- ---------- ---------- ----------
                         (UNAUDITED)        (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
BALANCE SHEET DATA
  Total Assets.......... $1,726,741  $1,726,948 $1,714,974 $1,669,294 $1,573,194 $1,457,100
  Long-Term Debt........    546,351     546,373    545,894    495,916    441,937    443,458
  Short-Term Debt (h)...     51,821      54,221     55,621     76,321     20,021         21
  Preferred Stock.......     40,000      40,000     40,000     40,000     40,000     40,000
  Common Stock Equity...    649,135     645,513    628,611    616,092    602,503    583,319
  Book Value per Common
   Share................ $    17.16  $    17.07 $    16.62 $    16.29 $    15.93 $    15.42
                                                          DECEMBER 31,
                          JUNE 30,   ------------------------------------------------------
                            1997        1996       1995       1994       1993       1992
                         ----------- ---------- ---------- ---------- ---------- ----------
                                 (IN THOUSANDS, EXCEPT PER SHARE AND RATIO AMOUNTS)
MARKET DATA--COMMON
 STOCK
  Aggregate Market
   Capitalization....... $1,290,539  $1,134,540 $1,134,540 $1,021,086 $1,096,722 $1,063,631
  Closing Market Price
   per Share............ $   34.125  $   30.000 $   30.000 $   27.000 $   29.000 $   28.125
  Ratio of Market Value
   to Book Value........      1.99x       1.76x      1.80x      1.66x      1.82x      1.82x


       See accompanying Notes to Selected Historical and Pro Forma Data.

SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

  The following selected unaudited pro forma financial information combines the historical balance sheets and statements of income of LG&E Energy and KU Energy, including their respective subsidiaries, after giving effect to the Merger. The unaudited pro forma combined condensed balance sheet data at June 30, 1997 and December 31, 1996, 1995 and 1994 give effect to the Merger as if it had occurred at the respective balance sheet dates. The unaudited pro forma combined condensed statements of income for each of the years in the three-year period ended December 31, 1996, and the 12-month period ended June 30, 1997, give effect to the Merger as if it had occurred at January 1, 1994. These statements are prepared on the basis of accounting for the Merger as a pooling of interests and are based on the assumptions set forth in the notes thereto. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated on the date as of which, or at the beginning of the periods for which, the Merger is being given effect nor is it necessarily indicative of future operating results or financial position. See "Unaudited Pro Forma Combined Condensed Financial Information."

                               LG&E ENERGY CORP.

                                    COMBINED
                      PRO FORMA FINANCIAL DATA (UNAUDITED)

                                 12 MONTHS
                                   ENDED
                                  JUNE 30,       YEAR ENDED DECEMBER 31,
                                    1997     ---------------------------------
                                 (a)(b)(c)   1996(a)(c)   1995(d)   1994(e)(i)
                                 ----------  ----------  ---------- ----------
                                  (IN THOUSANDS, EXCEPT PERCENTAGES AND PER
                                               SHARE AMOUNTS)
INCOME STATEMENT DATA
  Operating Revenues (l)........ $4,703,192  $4,304,913  $2,061,280 $1,468,567
  Operating Income
   (before nonrecurring items)
   (m)..........................    386,195     408,109     359,412    335,301
  Operating Income..............    356,445     376,286     329,612    286,558
  Income from Continuing
   Operations...................    172,411     185,952     158,883    132,705
  Net Income....................    172,411     185,952     158,883    181,141
  Average Common Shares
   Outstanding (g)..............    129,534     129,450     129,261    129,138
  Earnings per Common Share from
   Continuing Operations (n).... $     1.33  $     1.44  $     1.23 $     1.03
  Earnings per Common Share (n).       1.33        1.44        1.23       1.40
  Cash Dividends Declared per
   Common Share (n), (o)........       1.10        1.08        1.05       1.02
EQUIVALENT KU ENERGY PRO FORMA
 PER SHARE DATA (p)
  Earnings per Common Share..... $     2.22  $     2.40  $     2.05 $     2.34
  Cash Dividends Declared per
   Common Share (o).............       1.83        1.80        1.75       1.70
DIVIDEND PAYOUT RATIO (q).......         85%         78%        --         --
                                                       DECEMBER 31,
                                  JUNE 30,   ---------------------------------
                                    1997        1996        1995       1994
                                 ----------  ----------  ---------- ----------
                                  (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
BALANCE SHEET DATA
  Total Assets.................. $4,844,224  $4,738,840  $4,343,894 $3,886,758
  Long-Term Debt................  1,210,635   1,193,208   1,192,739  1,158,778
  Short-Term Debt (h)...........    369,821     212,221     244,621    108,321
  Preferred Stock...............    135,328     135,328     135,328    156,716
  Common Stock Equity...........  1,462,709   1,456,731   1,407,745  1,378,607
  Book Value per Common Share
   (n)..........................      11.28       11.25       10.88      10.67
EQUIVALENT KU ENERGY PRO FORMA
 PER SHARE DATA (p)
  Book Value per Common Share... $    18.84  $    18.79  $    18.17 $    17.82


See accompanying Notes to Selected Historical and Pro Forma Data. The pro forma financial data does not give effect to expected synergies of the transaction.
                               See "The Merger."

NOTES TO SELECTED HISTORICAL AND PRO FORMA DATA

(a) LG&E Energy's net income for the year ended December 31, 1996 and twelve months ended June 30, 1997 includes a pre-tax non-recurring charge of $26.3 million for losses in its natural gas marketing business resulting from unauthorized transactions entered into by a marketer in its Calgary, Alberta, office.
(b) LG&E Energy's net income for the twelve months ended June 30, 1997, includes the effect of an $8.5 million insurance settlement and related legal costs associated with the Calgary trading loss discussed in Note (a) above, partially offset by a one-time restructuring charge of $7 million for the consolidation of LG&E Energy's energy marketing group.
(c) LG&E Energy adopted the mark-to-market method of accounting for its energy trading and price risk management activities during 1996. This resulted in an increase in Operating Revenues and Operating Income of $26.2 million for 1996 and $16.6 million for the twelve months ended June 30, 1997. The impact on prior period financial results was immaterial.
(d) LG&E Energy's 1995 net income includes a $29.8 million pretax charge for the settlement of ratemaking proceedings related to the disallowance of 25% of the cost of LG&E's Trimble County generating unit.
(e) LG&E Energy's 1994 net income includes the recognition of a gain on the sale of its 36.5% partnership interest in Natural Gas Clearinghouse for $170 million. The transaction resulted in an after-tax gain of approximately $52 million.
    LG&E Energy's 1994 net income includes non-recurring pre-tax charges of $48.7 million. As part of a study of its business strategy and realignment during 1994, LG&E re-evaluated its regulatory strategy which previously had been to seek full recovery of certain costs deferred in accordance with prior precedents established by the Kentucky Public Service Commission. As a result of this re-evaluation, LG&E wrote off certain expenses that had previously been deferred amounting to approximately $38.6 million before taxes. While LG&E continues to believe that it could have reasonably expected to recover these costs in future Kentucky rate proceedings, LG&E decided to deduct these expenses currently and not seek recovery for such expenses in future rates due to increasing competitive pressures and the existing and anticipated future economic conditions. In addition, in 1994 a nonutility subsidiary of LG&E Energy recorded a reserve of $10.1 million before taxes for the costs related to vacating leased office space. LG&E Energy's 1994 net income includes a pre-tax charge of $15 million. This represented an irrevocable payment made to a tax-exempt charitable foundation formed by LG&E Energy in 1994.
(f) LG&E Energy's 1993 and 1992 financial results include the operations of Natural Gas Clearinghouse as discontinued operations.
(g) Per share amounts for LG&E Energy for 1995, 1994, 1993 and 1992 have been adjusted to reflect a 2 for 1 stock split consummated on April 15, 1996.
(h) Includes bank and other notes payable, and current maturity of long-term debt.
(i) Operating Revenues for KU Energy for 1994 and 1993 were reduced by $19.4 million and $3.3 million, respectively, resulting from refunds made pursuant to regulatory orders related to the resolution of a coal contract dispute.
(j) KU Energy's nonutility revenues historically included in other income and deductions are reflected in Operating Revenues to conform to this reporting presentation.
(k) Operating income excludes the deduction for KU Energy income taxes to conform reporting presentations. Historically, KU Energy's operating income taxes were shown as an operating expense and non-operating income taxes were shown as other income and deductions. KU Energy's operating income taxes for the twelve months ended June 30, 1997 and for the years ended December 31, 1996, 1995, 1994, 1993 and 1992 were $46.2 million, $50.2 million, $43.4 million, $43.9 million, $47.8 million and $41.0 million, respectively.
(l) Intercompany transactions (power purchased and power sales transactions) between LG&E Energy and KU Energy during the periods presented were eliminated through pro forma adjustments.

(m) The Operating Income (before nonrecurring items) for LG&E Energy includes Operating Income adjusted to remove the nonrecurring charges and the Trimble County settlement discussed above and amounts relating to KU Energy's non-utility investment write-offs of $4.0 million and $5.5 million for the twelve months ended June 30, 1997 and the year ended December 31, 1996, respectively.
(n) Pro forma per common share amounts give effect to the conversion of each share of KU Energy Common Stock into 1.67 shares of LG&E Energy Common Stock.
(o) Pursuant to SEC requirements, calculated based on historical dividends paid by LG&E Energy and KU Energy combined.
(p) Represents the pro forma equivalent of one share of KU Energy Common Stock calculated by multiplying the pro forma information by the Exchange Ratio of 1.67 shares of LG&E Energy Common Stock for each share of KU Energy Common stock.
(q) The pro forma dividend payout ratio is computed by dividing the total dividends that would have been paid to all LG&E Energy shareholders (including former KU Energy shareholders had the Merger occurred at the beginning of the respective period) at the approved dividend rate for LG&E Energy by the pro forma net income for the respective period. The pro forma dividend payout ratio is not necessarily indicative of expected future dividend payout ratios for LG&E Energy after the Merger.

COMPARATIVE MARKET PRICES AND DIVIDENDS

  The LG&E Energy Common Stock and the KU Energy Common Stock are traded on the NYSE. The LG&E Energy Common Stock is also traded on the CSE and the KU Energy Common Stock is also traded on the PE. The following table sets forth, for the periods indicated, the high and low sales prices of LG&E Energy Common Stock and KU Energy Common Stock as reported on the NYSE Composite Tape and dividends declared.

                               LG&E ENERGY(1)(2)              KU ENERGY
                          --------------------------- -------------------------
                            HIGH     LOW    DIVIDENDS  HIGH     LOW   DIVIDENDS
                          -------- -------- --------- ------- ------- ---------
1994
  First Quarter.......... $20.5000 $17.1875 $0.26000  $29.250 $26.000   $0.41
  Second Quarter.........  19.3125  16.8125  0.26000   27.375  24.500    0.41
  Third Quarter..........  19.5625  18.0000  0.26875   27.125  25.125    0.41
  Fourth Quarter.........  19.5000  18.1250  0.26875   28.750  25.750    0.41
1995
  First Quarter.......... $20.0000 $18.4375 $0.26875  $28.875 $26.625   $0.42
  Second Quarter.........  20.1875  18.6875  0.26875   28.375  26.250    0.42
  Third Quarter..........  20.0625  19.0000  0.27750   29.375  26.000    0.42
  Fourth Quarter.........  21.5625  20.0000  0.27750   30.625  28.750    0.42
1996
  First Quarter.......... $22.000  $20.750  $0.27750  $30.625 $28.625   $0.43
  Second Quarter.........  22.875   20.875   0.27750   30.000  28.375    0.43
  Third Quarter..........  23.625   21.625   0.28750   30.000  27.000    0.43
  Fourth Quarter.........  24.625   22.375   0.28750   30.500  28.125    0.43
1997
  First Quarter.......... $25.875  $23.50   $0.2875   $31.125 $29.375   $0.44
  Second Quarter.........  25.000   21.8125  0.2875    35.625  29.750    0.44
  Third Quarter (through
   August 19)............  22.563   21.438       N/A   35.500  33.375    0.44

--------
(1) Prior data restated to reflect a 2-for-1 stock split effective April 15, 1996.
(2) It is expected that LG&E Energy's regular quarterly dividend for the third quarter will be declared by the LG&E Energy Board in September 1997.

  On May 20, 1997, the last full trading day before the public announcement of the execution and delivery of the Merger Agreement, the high, low and closing sales prices per share of (a) LG&E Energy Common Stock on the NYSE Composite Tape were $24.625, $24.375 and $24.375, respectively, and (b) KU Energy Common Stock on the NYSE Composite Tape were $30.50, $30.375, and $30.375, respectively. If the Merger had been consummated on May 20, 1997, each share of KU Energy Common Stock would have been converted into the right to receive 1.67 shares of LG&E Energy Common Stock having a market value of $40.706 based upon the closing price per share of LG&E Energy Common Stock on such date.

  On August 19, 1997, the most recent date for which it was practicable to obtain market price data prior to printing this Joint Proxy Statement/Prospectus, the high, low and closing sales prices per share of LG&E Energy Common Stock on the NYSE Composite Tape were $21.625, $21.500 and $21.625, respectively, and the high, low and closing sales prices per share of KU Energy Common Stock on the NYSE Composite Tape were $34.4375, $34.0000 and $34.1250, respectively. Accordingly, if the Merger had been consummated at the close of business on that date, each share of KU Energy Common Stock would have been converted into the right to receive 1.67 shares of LG&E Common Stock having a market value of $36.114 based upon the closing price per share of LG&E Energy Common Stock on such date.

  The market prices of LG&E Energy Common Stock and KU Energy Common Stock are subject to fluctuation. LG&E Energy shareholders and KU Energy shareholders are urged to obtain current market quotations for LG&E Energy Common Stock and KU Energy Common Stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

  Certain matters discussed in this Joint Proxy Statement/Prospectus constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to anticipated financial performance, management's plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify the forward-looking statements and certain factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

  Forward-looking statements include the information concerning possible or assumed future results of operations of LG&E Energy, as the combined company, set forth under "Summary of Joint Proxy Statement/Prospectus--Reasons for the Merger," "The Merger--Opinions of Financial Advisors" and "The Merger--Reasons for the Merger; Recommendations of the Boards of Directors" and other statements in this Joint Proxy Statement/Prospectus identified by words such as "anticipate," "estimate," "expect," "believe," and "objective," and include, in particular, the statements as to (i) the ability of the combined company to meet the challenges of increased competition, (ii) anticipated levels and sources of Merger synergies and cost savings (in particular the non-fuel net savings of $680 million) resulting from the combination, (iii) the anticipated manner in which identified cost savings and synergies will be achieved, (iv) the ability to maintain low rates or reduce customers bills as a result of the combination, (v) anticipated enhancements of economic development resulting from lower rates, (vi) the ability of the combined entity to further diversify through acquisitions or development of new business and the marketing and delivery of new products and services and thus have a broader range of strategic choices, (vii) the ability to attract and retain qualified employees and anticipated benefits to employees, (viii) the ability to achieve implementation of best practices, (ix) the ability to more efficiently and effectively manage non-utility subsidiaries, (x) the beliefs of the LG&E Energy Board and the KU Energy Board and the basis for those beliefs set forth under "The Merger--Reasons for the Merger; Recommendations of the Boards of Directors--LG&E Energy" and "--KU Energy," and (xi) the estimates, projections and forecasts analyzed by LG&E Energy's and KU Energy's financial advisors in connection with their opinions as set forth under "The Merger--Opinions of Financial Advisors." Readers are cautioned that such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of LG&E Energy to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may affect LG&E Energy's operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, factors that could cause LG&E Energy's actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: general economic and business conditions; industry capacity; changes in technology; changes in political, social and economic conditions; regulatory matters; integration of the operations of LG&E Energy and KU Energy; regulatory delays or conditions imposed by regulatory bodies in approving the Merger; adverse regulatory treatment, including requirements for rate reductions or allocation to customers of Merger cost savings in excess of what management has anticipated; the ability of LG&E Energy and KU Energy to implement and to obtain anticipated Merger cost savings and realize anticipated cost savings; the actual costs required to effect the Merger and to realize Merger synergies and cost savings; the loss of any significant customers; changes in business strategy or development plans; the speed and degree to which competition enters the electric utility industry; state and federal legislative and regulatory initiatives that increase competition, affect cost and investment recovery and have an impact on rate structures; industrial, commercial and residential growth in the service territories of LG&E and Kentucky Utilities; the weather and other natural phenomena; the timing and extent of changes in commodity prices and interest rates; the development of opportunities for growth by the subsidiaries of LG&E Energy and KU Energy and the other factors listed in
Exhibit 99.02 to LG&E Energy's Current Report on Form 8-K filed May 22, 1997.

                         MEETINGS, VOTING AND PROXIES

  This Joint Proxy Statement/Prospectus is being furnished to (i) the holders of LG&E Energy Common Stock in connection with the solicitation of proxies by the LG&E Energy Board from the holders of LG&E Energy Common Stock for use at the LG&E Energy Meeting, and (ii) the holders of KU Energy Common Stock in connection with the solicitation of proxies by the KU Energy Board from the holders of KU Energy Common Stock for use at the KU Energy Meeting.

LG&E ENERGY MEETING

  Purpose of LG&E Energy Meeting. The purpose of the LG&E Energy Meeting is to consider and vote upon: (i) a proposal to approve the Merger Agreement and the transactions contemplated thereby (including, among other things, the issuance of shares of LG&E Energy Common Stock pursuant to the terms of the Merger Agreement) and (ii) a proposal to approve the LG&E Energy Articles Amendment. Pursuant to the Merger Agreement, consummation of the Merger is conditioned upon approval by the shareholders of LG&E Energy of both proposals (i) and
(ii) above.

  The LG&E Energy Board, by a unanimous vote, has approved the Merger Agreement and authorized the execution and delivery of the Merger Agreement, has approved the LG&E Energy Articles Amendment and recommends that LG&E Energy shareholders vote FOR approval and adoption of the Merger Agreement and FOR approval of the LG&E Energy Articles Amendment.

  Certain of the members of the LG&E Energy Board will remain directors and/or employees of LG&E Energy following consummation of the Merger and/or may become entitled to severance benefits as a result of the Merger. Therefore, such directors have interests in the Merger Agreement that are in addition to the interests of shareholders of LG&E Energy generally and that could potentially represent conflicts of interest. The LG&E Energy Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement.

  Date, Place and Time, Record Date. The LG&E Energy Meeting is scheduled to be held on October 14, 1997, at 10:00 a.m., local time, at The Medallion Ballroom in The Seelbach Hotel, Louisville, Kentucky. Holders of record of shares of LG&E Energy Common Stock at the close of business on the LG&E Energy Record Date, will be entitled to notice of and to vote at the LG&E Energy Meeting. At the close of business on the LG&E Energy Record Date, 66,486,875 shares of LG&E Energy Common Stock were issued and outstanding and entitled to vote.

  Voting Rights. Each outstanding share of LG&E Energy Common Stock is entitled to one vote upon each matter presented at the LG&E Energy Meeting.

  A majority of the votes entitled to be cast by holders of shares of LG&E Energy Common Stock, present in person or by proxy, shall constitute a quorum for the transaction of business at the LG&E Energy Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum. The affirmative vote of a majority of the votes entitled to be cast by the holders of the outstanding shares of LG&E Energy Common Stock is required to approve the Merger Agreement. The affirmative vote of a majority of the votes cast by the holders of outstanding shares of LG&E Energy Common Stock present in person or by proxy at the LG&E Energy Meeting is required for approval of the adoption of the LG&E Energy Articles Amendment (provided the total votes cast represent over 50% of the outstanding shares of LG&E Energy Common Stock entitled to vote thereon). Approval of the Merger Agreement and the LG&E Energy Articles Amendment is a condition to consummation of the Merger. Under applicable Kentucky law, in determining whether the Merger Agreement or the LG&E Energy Articles Amendment has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes cast against approval of the Merger Agreement, but will not be counted as votes for or against the LG&E Energy Articles Amendment.

  The directors and executive officers of LG&E Energy, together with their affiliates as a group, own beneficially less than 1% of the issued and outstanding shares of LG&E Energy Common Stock. No person holds of record or, to the knowledge of LG&E Energy management, owns beneficially more than 5% of any class of the outstanding voting securities of LG&E Energy.

  If an LG&E Energy shareholder is a participant in the LG&E Employees' Stock Ownership Plan (the "LG&E ESOP"), the participant will receive an LG&E ESOP voting directive for shares allocated to the participant's account under the LG&E ESOP. The trustee for the LG&E ESOP will vote such shares as instructed by the participant in his or her LG&E ESOP voting directive. If a participant in the LG&E ESOP does not return an LG&E ESOP voting directive, the trustee for the LG&E ESOP will not vote such participant's allocated LG&E ESOP shares.

  If an LG&E Energy shareholder is a participant in the LG&E Energy Automatic Dividend Reinvestment and Stock Purchase Plan (the "LG&E Energy DRIP"), the LG&E Energy proxy will represent the shares held on behalf of the participant under the LG&E Energy DRIP and such shares will be voted in accordance with the instructions on the LG&E Energy proxy. If a participant in the LG&E Energy DRIP does not return an LG&E Energy proxy, the participant's shares will not be voted.

  Proxies. Holders of LG&E Energy Common Stock may vote either in person or by properly executed proxy. By completing and returning the form of proxy, the LG&E Energy shareholder authorizes the persons named therein to vote all the LG&E Energy shareholder's shares on his or her behalf. Issued and outstanding shares of LG&E Energy Common Stock, the holders of which are entitled to vote at the LG&E Energy Meeting, which are represented by properly executed proxies, will, unless such proxies have been revoked, be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted FOR approval of the Merger Agreement and FOR approval of the LG&E Energy Articles Amendment. An LG&E Energy shareholder may revoke a proxy at any time prior to the LG&E Energy Meeting by delivering to the Secretary of LG&E Energy a notice of revocation or a duly executed proxy bearing a later date or by attending the LG&E Energy Meeting and voting in person. Attendance at the LG&E Energy Meeting will not in itself constitute revocation of a proxy.

  LG&E Energy will bear the cost of soliciting proxies for the LG&E Energy Meeting, except that LG&E Energy and KU Energy shall share equally expenses incurred in connection with printing and filing this Joint Proxy Statement/ Prospectus. See "The Merger Agreement--Expenses." In addition to soliciting proxies by mail, officers and employees of LG&E Energy, without receiving additional compensation therefor, may solicit proxies by telephone, by telecopy, by telegram or in person. LG&E Energy has retained D.F. King & Co., Inc. to aid in the solicitation of proxies from the LG&E Energy shareholders. The fee for such services of such firm shall be $7,500.00 plus an additional $3.00 per shareholder contact and reimbursement for reasonable out-of-pocket expenses.

  The LG&E Energy Meeting may be adjourned to another date and/or place for any proper purpose (including, without limitation, for the purpose of soliciting additional proxies).

  Other. As indicated previously, the Merger Agreement requires that, following consummation of the Merger, the Board of Directors of LG&E will consist of those persons serving as directors of LG&E immediately prior to the Merger plus those persons designated by KU Energy to serve as directors of LG&E Energy following the Merger. As a result, the size of the Board of Directors of LG&E is expected to be increased from its current size of 11 to
18. Because LG&E's Bylaws currently limit the number of directors to 15 persons, the LG&E Bylaws will be amended prior to the Effective Time to accommodate the increased size of the Board. Such amendment of the LG&E Bylaws requires the approval of 80% of LG&E's shareholders entitled to vote generally. As the owner of approximately 96% of LG&E shares entitled to vote, LG&E Energy will vote its shares in favor of such amendment thereby ensuring adoption of such amendment to LG&E's Bylaws.

KU ENERGY MEETING

  Purpose of KU Energy Meeting. The purpose of the KU Energy Meeting is to consider and vote upon a proposal to approve the Merger Agreement.

  The KU Energy Board, by unanimous vote, has adopted and approved the Merger Agreement, and recommends that KU Energy shareholders vote FOR approval of the Merger Agreement.

  Certain of the members of the KU Energy Board will become directors and/or employees of LG&E Energy following consummation of the Merger and/or may become entitled to severance benefits or vesting or acceleration of payment of other benefits as a result of execution of the Merger Agreement or consummation of the Merger. Therefore, such directors have interests in the Merger Agreement that are in addition to the interests of shareholders of KU Energy generally and that could potentially represent conflicts of interest. The KU Energy Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement.

  Date, Place and Time, Record Date. The KU Energy Meeting is scheduled to be held on October 14, 1997, at 1:30 p.m., local time, at the offices of KU Energy, Second Floor Assembly Room, One Quality Street, Lexington, Kentucky. Holders of record of shares of KU Energy Common Stock at the close of business on August 8, 1997, the KU Energy Record Date, will be entitled to notice of and to vote at the KU Energy Meeting. As of the KU Energy Record Date, 37,817,517 shares of KU Energy Common Stock were issued and outstanding and entitled to vote.

  Voting Rights. Each outstanding share of KU Energy Common Stock is entitled to one vote upon each matter presented at the KU Energy Meeting. A majority of the votes entitled to be cast by holders of shares of KU Energy Common Stock, represented in person or by proxy, shall constitute a quorum for each matter presented at the KU Energy Meeting. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be considered present for the purpose of establishing a quorum.

  The affirmative vote of a majority of the votes entitled to be cast by the holders of the shares of KU Energy Common Stock is required for approval of the Merger Agreement. Abstentions and broker non-votes will have the same effect as votes cast against approval of the Merger Agreement. The directors and executive officers of KU Energy, together with their affiliates as a group, own beneficially less than 1% of the issued and outstanding shares of KU Energy Common Stock. No person holds of record or, to the knowledge of KU Energy management, owns beneficially more than 5% of the outstanding KU Energy Common Stock.

  Proxies. Holders of KU Energy Common Stock may vote either in person or by properly executed proxy. By completing and returning the form of proxy, a KU Energy shareholder authorizes the persons named therein to vote all the KU Energy shareholder's shares on his or her behalf. All completed KU Energy proxies returned will be voted in accordance with the instructions indicated on such proxies. If no instructions are given, the KU Energy proxies will be voted FOR approval of the Merger Agreement. A KU Energy proxy may be revoked by voting in person at the KU Energy Meeting, by written notice to the Secretary of KU Energy, or by delivery of a later-dated proxy to KU Energy's Corporate Secretary, in each case prior to the voting at the KU Energy Meeting. Attendance at the KU Energy Meeting will not in itself constitute revocation of a proxy.

  Each participant in KU Energy's Automatic Dividend Reinvestment and Stock Purchase Plan (the "KU Energy Reinvestment Plan"), Kentucky Utilities' Employee Stock Ownership Plan (the "KU ESOP") or the Kentucky Utilities Employee Savings Plan (the "KU Savings Plan") will receive a form of proxy by which such participant may direct the agent or trustee under such Plans as to the manner of voting shares credited to the participant's accounts under such Plans. KU Energy shareholders of record who are participants in the Reinvestment Plan will receive only one form of proxy for their certificated shares and those shares which they may have acquired through reinvested dividends. A participant of any of such Plans wishing to vote in person at the KU Energy Meeting may obtain a proxy for shares credited to his or her account under such Plans by making a written request therefor by October 7, 1997, as follows: for the KU Energy Reinvestment Plan, to George S. Brooks II, Secretary of the Company, at the address stated on page 3; for the KU ESOP, to Banc One Kentucky, P.O. Box 32500, Louisville, Kentucky 40232, Attention:
Barbara J. Steele, Trust Investment Division; and for the KU Savings Plan, to CG Trust Company, c/o Cigna Retirement and Investment Services, Mail Zone H20-A, 280 Trumbull Street, Hartford, Connecticut 06103, Attention: Bruce Beckmann.

  KU Energy will bear the cost of the solicitation of proxies for the KU Energy Meeting, except that LG&E Energy and KU Energy shall share equally expenses incurred in connection with printing and filing this Joint Proxy Statement/Prospectus. See "The Merger Agreement--Expenses." Proxies may be solicited by certain officers and employees of KU Energy or its subsidiaries by mail, by telephone, personally or by other communications, without compensation apart from their normal salaries. KU Energy has retained D.F. King & Co., Inc. to assist in the solicitation of proxies from KU Energy shareholders, including brokers' accounts, at a fee for such services of $8,500.00 plus an additional $3.00 per shareholder contact and reasonable out-of-pocket expenses.

  The KU Energy Meeting may be adjourned to another date and/or place for any proper purpose (including, without limitation, for the purpose of soliciting additional proxies).

                                  THE MERGER

BACKGROUND OF THE MERGER

  LG&E Energy and KU Energy are neighboring holding companies which have had a variety of working relationships at the utility level on a wide range of issues over many years. LG&E and Kentucky Utilities are both parties to the East Central Area Reliability Coordination Agreement, which is designed to augment the reliability of the members' bulk power supply through coordination of planning and operation of generation and transmission facilities. In addition, the two utilities are parties to interconnection agreements and from time to time have entered into short-term power sales agreements with each other and have assisted one another in restoring service following major storms. Both companies also have ownership interests in Ohio Valley Electric Corporation. Representatives of LG&E and Kentucky Utilities also have served together on various electric utility industry task forces and have pursued joint state legislative initiatives.

  In connection with the working relationship between LG&E and Kentucky Utilities, Roger W. Hale, Chairman and Chief Executive Officer of LG&E Energy, has periodically met to discuss industry and joint business issues with Michael R. Whitley, Chairman and Chief Executive Officer of KU Energy, and with Mr. Whitley's predecessor, John T. Newton. During such meetings, Mr. Hale, Mr. Whitley and Mr. Newton also discussed their views regarding the future of the utility industry generally and of LG&E Energy and KU Energy in particular. From time to time, Mr. Hale, Mr. Whitley and Mr. Newton also informally discussed the potential benefits that could result from a combination of LG&E Energy and KU Energy. Mr. Hale, Mr. Whitley and Mr. Newton periodically informed their respective Boards of Directors of such informal discussions.

  In recent years both companies turned their strategic attention to developments in federal regulatory policy which are designed to increase competition in the wholesale market for bulk power and expand competition in the market for generation. Many of these developments were prompted by the Energy Policy Act of 1992 (the "1992 Act"), which granted the FERC the authority to order electric utilities to provide transmission service to other utilities and to other buyers and sellers of electricity in the wholesale market. The 1992 Act also created a new class of power producers, exempt wholesale generators ("EWGs"), which are exempt from regulation under the 1935 Act. The exemption from regulation under the 1935 Act of EWGs has increased the number of entrants into the wholesale electric generation market, thus increasing competition in the wholesale segment of the electric utility industry.

  Commencing in December 1993, pursuant to its authority under the 1992 Act, FERC issued a number of orders in specific cases directing utilities to provide transmission services. On April 7, 1995, FERC issued a notice of proposed rulemaking under which it proposed to implement, on a comprehensive basis, the comparable transmission service policies it has set forth in specific cases. In April 1996, FERC issued Orders 888 and 889, implementing in large part the proposals in its proposed rulemaking. Under FERC's current transmission policies, electric utilities are required to offer transmission services to third parties on a basis comparable to services that the electric utilities provide themselves. In addition, pursuant to Order 889, electric utilities have been required to separate their merchant and transmission functions. FERC's actions to date and its transmission rulemaking proceedings have increased the availability of transmission services, which also has created greater competition in the wholesale power market.

  In addition, legislative and regulatory bodies in numerous states have initiated reviews of the basic structure of the electric utility industry and are considering or have adopted various proposals to require more competition in the retail portion of the industry. The Kentucky Public Service Commission has held a series of meetings with electric utilities under its jurisdiction to discuss the potential impact of industry restructuring. The theme of the meetings has been how the Kentucky Commission and the electric utilities can best work together to ensure that any restructuring benefits Kentucky consumers.

  The changes to the electric industry that have occurred and that are occurring are bringing increased competition to various sectors of the business and are putting pressure on utilities to lower their costs. Both LG&E Energy and KU Energy have advocated nationwide customer choice and competition in the energy market and believe that, as low cost producers of electricity, they will be able to compete effectively in a more competitive environment. Each of LG&E Energy and KU Energy independently concluded that key factors contributing to success in a more competitive environment will include maintaining low-cost production and achieving a size that will enable it to continue to provide high quality customer service, enhance its competitive position and maintain its financial strength.

  Since the adoption of the 1992 Act, the management of LG&E Energy and the LG&E Energy Board have continually analyzed various potential strategic options and opportunities that might be available to LG&E Energy. Such analysis has resulted in LG&E Energy developing a significant energy marketing business. For 1996, LG&E Energy was the largest utility-affiliated power marketer in the United States and had revenues from energy marketing and trading in excess of $2.7 billion. LG&E Energy has also sought to take advantage of the new competitive environment by acquiring interests in and operating independent power plants in several states, Argentina and Spain and two gas distribution companies in Argentina.

  LG&E Energy management's review of potential strategic options and opportunities has also included analysis of possible business combinations with other utilities. LG&E Energy's management periodically briefed the LG&E Energy Board on the results of management's analysis. Management's analysis indicated that KU Energy was the most attractive merger candidate due to its comparable size, its low cost production, its financial strength, the existence of contiguous service territories and the potential synergies and cost savings that could result from combining LG&E Energy and KU Energy.

  KU Energy management recognized the changes in the regulatory environment and resulting changes in the electric utility industry brought about by the 1992 Act and other legislative and regulatory changes. KU Energy management and the KU Energy Board continually reviewed current trends in the electric utility industry noting in particular the increased level of competition in recent years. In April 1994, the KU Energy Board created a Long-Range Planning Committee. That committee has been charged to review KU Energy's strategic options and opportunities and report to the KU Energy Board from time to time. The committee's review has included consideration of retail marketing, bulk power marketing and energy services initiatives and has recognized KU Energy's strong competitive position resulting from its low cost production of electricity, high quality service and competitive prices. The committee also has considered possible business combinations with other utilities in light of KU Energy's strategic position and direction. The committee and the KU Energy Board heard numerous presentations from management as well as outside financial and legal advisors regarding these issues. Management analyzed the potential benefits of a merger with several neighboring utilities including LG&E Energy and concluded that a business combination with LG&E Energy would likely produce numerous benefits because of the contiguous service territories of the two utility companies, the similar size, financial strength, strategic initiatives and management styles of the companies, the potential cost savings that would result from a combination with LG&E Energy and LG&E Energy's strengths in energy marketing and trading.

  At a June 5, 1996 meeting of the LG&E Energy Board, Mr. Hale again described the merger options that could be pursued by LG&E Energy and discussed KU Energy as an attractive prospect. Following the Board meeting, senior management of LG&E Energy further analyzed a possible business combination with KU Energy by updating and supplementing previously-prepared internal financial and synergy analyses. At a regular meeting of the LG&E Energy Board on September 4, 1996, senior management of LG&E Energy reviewed the results of its analysis of KU Energy, and the LG&E Energy Board authorized Mr. Hale to pursue discussions with KU Energy regarding a possible business combination between LG&E Energy and KU Energy. Mr. Hale also reviewed with the LG&E Energy Board the terms of a letter that he proposed to deliver to Mr. Whitley. After reviewing management's analysis of the terms of the proposed letter, the Board expressed support for the delivery of the letter.

  Following the meeting of the LG&E Energy Board on September 4, 1996, legal counsel and LG&E Energy's financial advisors assisted LG&E Energy management in the preparation of the letter to Mr. Whitley. At a meeting in Louisville on September 13, 1996, between Mr. Hale and Mr. Whitley, Mr. Hale delivered the letter to Mr. Whitley (the "September 13 Letter") expressing LG&E Energy's desire for serious and prompt discussions regarding a possible business combination between LG&E Energy and KU Energy. The September 13 Letter indicated that, based on the information possessed by LG&E Energy, LG&E Energy could make an offer of $38.00 for each share of KU Energy Common Stock payable in shares of LG&E Energy Common Stock, which had a then current market price of $23.125 per share. At their meeting, Mr. Hale presented additional terms that Mr. Hale believed could form the basis for commencing discussions between LG&E Energy and KU Energy. Such additional terms were that, following completion of any business combination, Kentucky Utilities would maintain its separate existence and corporate headquarters location, the initial board of directors of the surviving corporation in any merger would consist of individuals designated by LG&E Energy (comprising approximately 60% of the total number of directors) and individuals designated by KU Energy (comprising approximately 40% of the total number of directors), and the surviving corporation in any merger would adopt a new name to reflect its national presence and would be headquartered in Louisville, Kentucky. The respective roles of Messrs. Hale and Whitley following any merger were outlined in the September 13 Letter. Mr. Whitley advised Mr. Hale that he would review the September 13 Letter and such terms with his senior management and the KU Energy Board.

  Promptly following his meeting with Mr. Hale, Mr. Whitley advised KU Energy's outside legal counsel and Goldman Sachs, KU Energy's financial advisor, as well as certain senior executive officers of KU Energy and certain members of the KU Energy Board, of the September 13 Letter. Mr. Whitley asked outside counsel and KU Energy's financial advisors to review the terms proposed in the September 13 Letter and advise him as to what KU Energy's response, if any, should be.

  At a meeting on September 16, 1996 of the Long-Range Planning Committee of the KU Energy Board, Mr. Whitley discussed the September 13 Letter and recommended a process for addressing the LG&E proposal set forth therein. At a meeting of the KU Energy Board later that day, the September 13 Letter was further discussed and a recommended process for considering LG&E's proposal was agreed upon.

  Mr. Hale and other members of LG&E Energy's senior management discussed with LG&E Energy's financial advisors and outside counsel Mr. Hale's meeting on September 13, 1996 and the September 13 Letter. Following such discussion, LG&E Energy's financial advisors and outside counsel assisted LG&E Energy's senior management in their review of the financial, legal and regulatory issues relating to a business combination of LG&E Energy and KU Energy.

  In a telephone conversation on September 25, 1996, Mr. Whitley informed Mr. Hale that the KU Energy Board would further review with KU Energy's financial and legal advisors the matters raised in the September 13 Letter and that Mr. Hale could expect a response in several weeks.

  From September 25, 1996 through mid-October, Mr. Whitley and other senior officers of KU Energy had several discussions with KU Energy's legal and financial advisors regarding the terms of the September 13 Letter. Goldman Sachs prepared preliminary valuation analysis based on the terms of the September 13 Letter.

  On October 17, 1996, LG&E Energy formally entered into an engagement letter with Blackstone, whereby Blackstone agreed to act as financial advisor to LG&E Energy in connection with the possible combination with KU Energy.

  At a special meeting of the LG&E Energy Board held on October 17, 1996, Mr. Hale reviewed his discussions with Mr. Whitley. Counsel for LG&E Energy then reviewed the fiduciary obligations of the LG&E Energy Board in connection with the pursuit of a possible business combination of LG&E Energy and KU Energy. Blackstone then made a presentation that included a description of the financial terms of other comparable transactions and the results of their preliminary valuation analysis that had been made on the basis of publicly-available information regarding KU Energy. Walter Z. Berger, Chief Financial Officer of LG&E Energy at the time, gave a presentation on potential cost savings and synergies that could be realized from a combination of LG&E Energy and KU Energy based on a preliminary review. Mr. Berger also reviewed a preliminary analysis of the financial impact of such a transaction. Victor A. Staffieri, then President--Distribution Services Division of LG&E Energy, and John R. McCall, General Counsel of LG&E Energy, then reviewed the regulatory and related issues in any potential business combination. The LG&E Energy Board authorized management to continue to pursue negotiations with KU Energy.

  On October 22, 1996, KU Energy entered into a formal engagement letter with Goldman Sachs whereby Goldman Sachs agreed to act as financial advisor to KU Energy in connection with possible business combination transactions.

  At an October 22, 1996 special meeting of the KU Energy Board, Mr. Whitley further discussed the September 13 Letter and the meeting between him and Mr. Hale at which the September 13 Letter was delivered. Mr. Whitley described in detail the terms of the September 13 Letter including the proposed price and other elements of the proposal such as board composition, headquarters location and post-merger operations and structure. The KU Energy Board heard a presentation from outside legal counsel as to their fiduciary duties in the context of a possible business combination transaction. Mr. Whitley presented management's business plan and preliminary forecasts. Goldman Sachs discussed with the KU Energy Board the financial status of KU Energy and presented an explanation of various elements of the proposal and a preliminary view of the valuation of the terms referred to in the September 13 Letter, of comparable transactions and of LG&E Energy based on publicly-available information. At the conclusion of the meeting, the KU Energy Board authorized Mr. Whitley to respond to LG&E Energy and specified certain questions and concerns that they wished Mr. Whitley to address with regard to the exchange ratio, the composition of the board of directors and the name of the post-merger company.

  Following the KU Energy Board meeting on October 22, 1996, Mr. Whitley called Mr. Hale to arrange a meeting for October 28, 1996 in Lexington. At this October 28 meeting, Mr. Whitley stated that, in the KU Energy Board's opinion, the LG&E Energy proposal assumed a valuation of KU Energy that was too low and that such valuation should be presented in terms of an adequate exchange ratio rather than a price. Mr. Whitley further stated that the KU Energy Board was interested only in discussions involving a strategic business combination of LG&E Energy and KU Energy on a "merger of equals" basis. In this latter regard, Mr. Whitley noted that the LG&E Energy proposal did not provide KU Energy with sufficient impact on the strategic direction of the surviving entity, that KU Energy would require 50% board participation and additional participation by KU Energy in critical senior management positions. Mr. Hale responded that KU Energy could be afforded more than 40% of the surviving company board seats but probably not as much as 50% and that more flexibility was probably available in the management positions.

  After the October 28 meeting, Mr. Whitley conferred with KU Energy's financial and legal advisors, who recommended that negotiations not proceed further without the parties executing a confidentiality agreement. Such an agreement was negotiated with LG&E Energy on October 29 and 30 and executed on October 30, 1996.

  Also, following the October 28 meeting with Mr. Whitley, Mr. Hale discussed the issues raised by Mr. Whitley with members of LG&E Energy's senior management and LG&E Energy's financial and legal advisors and members of the LG&E Energy Board. Following these discussions, Mr. Hale met with Mr. Whitley in Louisville and proposed that the board of directors of the combined company initially consist of eight persons designated by LG&E Energy and seven persons designated by KU Energy. Mr. Hale and Mr. Whitley discussed the other issues that Mr. Whitley had raised and agreed that, if LG&E Energy and KU Energy determined to further investigate the possibility of a business combination, the valuation of KU Energy's common stock would be further discussed after the parties and their legal and financial advisors had conducted reciprocal due diligence investigations and the parties completed a joint analysis of the potential cost savings that could result from a business combination. Mr. Hale and Mr. Whitley also agreed that the composition and duties of senior management of the combined companies would be further discussed and that both companies were in agreement that decisions regarding such matters would be made based on what the parties mutually agreed would be in the best interest of the combined company. Mr. Hale and Mr. Whitley then agreed that, following the execution of a confidentiality agreement, a limited number of senior executives from LG&E Energy and KU Energy, together with the companies' respective financial and legal advisors, would meet to commence discussions and exchange information in order to investigate a potential strategic business combination between LG&E Energy and KU Energy and to consider what operational synergies could be anticipated to result from such a combination.

  Mr. Hale discussed these developments along with various aspects of the proposed transaction with the LG&E Energy Board at a meeting on October 30, 1996. Shortly thereafter, LG&E Energy's financial advisor, Blackstone, and KU Energy's financial advisor, Goldman Sachs, began exchanging financial information and analysis in order to help facilitate agreement on a mutually acceptable exchange ratio in the event that LG&E Energy and KU Energy determined to enter into a strategic business combination. In addition, between October 31, and November 10, 1996, LG&E Energy and KU Energy exchanged requests for information in connection with their respective operational, financial, regulatory, legal and other analyses and due diligence reviews, and representatives of LG&E Energy and KU Energy discussed the procedures that would be followed in order to facilitate such analyses and reviews.

  During the first week of November 1996, Mr. Hale and Mr. Whitley discussed on several occasions key financial issues (including the exchange ratio and the initial dividend level for the combined company), governance issues (Board oversight committees, Board and Committee representation, management structure and composition, headquarters location, location of operations, corporate name and names of the utility companies), legal structure of the combined company and employment terms for Mr. Hale and Mr. Whitley.

  Working groups composed of representatives of both companies were formed to examine various issues including structure, financial modeling, regulatory considerations, employee and employee benefit matters, communications and an analysis of cost savings. Meetings were held on November 11 and 12, 1996 among representatives of LG&E Energy and KU Energy and their respective counsel and financial advisors. At those meetings, senior management of each company made presentations regarding such company's operations, financial results and condition and other matters to the other company and its advisors. In addition, LG&E Energy and KU Energy commenced the exchange and review of due diligence and other information previously requested. At the conclusion of such meetings, it was agreed that the parties would commence the preparation and negotiation of a merger agreement and other documents that would be required if the parties determined to enter into a strategic business combination.

  On November 18, 1996, counsel for LG&E Energy and KU Energy jointly engaged Deloitte & Touche Consulting Group ("D&T Consulting Group") to assist the managements of LG&E Energy and KU Energy in their identifying and quantifying potential cost savings that could result from a business combination between the two companies.

  The KU Energy Board held a special meeting on November 18, 1996 to discuss the status of negotiations with LG&E Energy. Mr. Whitley and legal counsel made extensive presentations on the progress of due diligence and negotiations. Mr. Whitley informed the KU Energy Board that while several open issues had yet to be addressed, negotiations were proceeding. Mr. Whitley also updated the KU Energy Board on the status of the cost savings analysis and described the schedule for further due diligence investigations. Legal counsel and Goldman Sachs responded to various questions from the KU Energy Board.

  On November 19, 1996, KU Energy engaged Arthur Andersen LLP to assist KU Energy in its due diligence investigation of LG&E Energy's energy marketing and trading operations.

  The LG&E Energy Board received extensive updates on the status of all developments and negotiations at meetings on November 6, 1996 and November 22, 1996.

  During the next several weeks, the various parties continued their work with respect to the cost savings analysis, business plans, legal structure, regulatory plans, due diligence and employee benefits. In addition, discussions continued between LG&E Energy management and Blackstone, on the one hand, and KU Energy and Goldman Sachs, on the other hand, with respect to financial models and analysis to help facilitate the establishment of a mutually agreeable exchange ratio. LG&E Energy and KU Energy and their respective legal advisors also engaged in negotiations with respect to the terms of a draft merger agreement, reciprocal stock option agreements and other documents that would be required to effect a merger of the two companies. While these matters were occurring, Mr. Hale and Mr. Whitley also continued to discuss key financial and governance issues, the legal structure of a combined company and employment terms for Mr. Hale and Mr. Whitley.

  By the first week of December, 1996, the companies had substantially completed their preliminary analysis of potential cost savings and their respective due diligence reviews. Each of LG&E Energy and KU Energy called special meetings of their Boards of Directors for December 6, 1996 to consider a proposed merger of KU Energy into LG&E Energy. Several terms of the proposed transaction remained unresolved, with the most significant one being the exchange ratio. Also unresolved were issues related to termination, including circumstances permitting termination and amounts of termination fees, and issues relating to reciprocal stock options.

  The KU Energy Board received detailed and extensive updates on the status of all significant developments and negotiations at its meeting on December 2, 1996. Mr. Wayne Lucas, Senior Vice President of Kentucky Utilities, made a presentation regarding the power marketing and gas marketing operations of LG&E Energy, noting that a careful review of these operations had been conducted. Mr. O.M. Goodlett, Senior Vice President of KU Energy, made a presentation regarding the cost savings analyses and regulatory issues. Finally, KU Energy's legal counsel made a further presentation on fiduciary duties, described the status of negotiations regarding the proposed merger agreement and summarized the principal provisions of the proposed agreement and related stock options. Goldman Sachs made a lengthy presentation on the financial aspects of the proposed transaction and described for the KU Energy Board the status of discussions regarding the exchange ratio. Mr. Whitley noted that the parties had not agreed on several important issues. At the conclusion of the meeting, the KU Energy Board asked Mr. Whitley to inform LG&E Energy of the KU Energy Board's dissatisfaction with various aspects of the proposal, including exchange ratio level, board composition, management issues, headquarters location, continuing corporate presence and transition matters.

  On December 2, 1996, Mr. Whitley advised Mr. Hale of the KU Energy Board's position. On December 3, and 4, 1996, Mr. Hale and Mr. Whitley discussed the most significant unresolved issues. During a series of discussions, Mr. Hale and Mr. Whitley and their respective financial advisors were unable to reach agreement on an exchange ratio. In addition, the parties were unable to agree on the responsibilities and reporting relationship for Mr. Whitley and Mr. Hale and other corporate governance issues.

  On December 5, 1996, Mr. Whitley informed Mr. Hale by telephone that the KU Energy Board was not prepared to consider a proposed merger between KU Energy and LG&E Energy on the terms discussed to date. Mr. Whitley and Mr. Hale agreed to discuss the matter further in January 1997. Following Mr. Whitley's discussion with Mr. Hale, Mr. Hale described these developments to the LG&E Energy Board.

  The LG&E Energy Board met on December 13, 1996 and was briefed by management on the suspension of the discussions with KU Energy. The LG&E Energy Board discussed the material issues that had not been resolved with KU Energy and the potential benefits to customers (in the form of maintenance of competitive rates) and shareholders (in the form of enhanced opportunities for earnings and dividend growth) of LG&E Energy that could result from the combination. The LG&E Energy Board concluded that, in light of the potential benefits to shareholders and customers of LG&E Energy of a business combination between LG&E Energy and KU Energy, the LG&E Energy Board would be interested in further exploration of a possible business combination between LG&E Energy and KU Energy if the open issues could be resolved on an acceptable basis and requested Mr. Hale to continue to explore a possible transaction with KU Energy.

  At the December 16, 1996 regular meeting of the KU Energy Board, Mr. Whitley informed the KU Energy Board of his discussions with Mr. Hale following the KU Energy Board meeting on December 2, and that he and Mr. Hale had agreed to have further discussions in January 1997.

  At a January 17, 1997 meeting in Louisville, Mr. Hale presented a letter to Mr. Whitley requesting that KU Energy resume negotiations. In the letter, LG&E Energy proposed an exchange ratio of 1.67 shares of LG&E Energy Common Stock for each outstanding share of KU Energy Common Stock. In addition, the letter proposed that Mr. Hale become Chairman and Chief Executive Officer of the combined company and that Mr. Whitley become Vice-Chairman, President and Chief Operating Officer of the combined company. Mr. Whitley informed Mr. Hale that the KU Energy Board of Directors would carefully consider LG&E Energy's latest proposal and that Mr. Whitley would contact Mr. Hale with any response.

  At the January 28, 1997 regular meeting of the KU Energy Board, Mr. Whitley described the letter received from Mr. Hale on January 17, 1997 including the improved exchange ratio of 1.67 as well as proposals concerning senior management of the combined companies and operating utilities. The KU Energy Board received updated and revised reports from legal counsel and Goldman Sachs regarding the revised terms of the proposal from LG&E Energy. At a February 25, 1997 special meeting, the KU Energy Board received further reports on the results of the cost savings analyses and also received from Goldman Sachs an updated financial evaluation. At the February 25, 1997 meeting the KU Energy Board concluded that it would be appropriate to continue negotiations with LG&E Energy.

  At a meeting between Mr. Hale and Mr. Whitley on February 26, 1997, Mr. Whitley informed Mr. Hale that KU Energy was prepared to resume discussions with LG&E Energy. Following several discussions between representatives of LG&E Energy and KU Energy and their respective legal and financial advisors, on March 13, 1997, representatives of the companies and their respective financial and legal advisors met to discuss the process by which the unresolved issues would be addressed, the preliminary cost savings analysis and the process for updating and finalizing the parties' respective due diligence reviews and the other actions that would be required if the parties were to agree to a business combination. In particular, the parties also discussed expanding the board oversight committees to four with the addition of a long-range planning committee, balancing the membership on the Nominating and Corporate Governance Committee, and providing for two committee chairpersons to be appointed from each company.

  At a meeting in Louisville on March 24, 1997, Mr. Hale and Mr. Whitley discussed future executive management positions of a combined company and future organization of the respective utility operations. They also discussed LG&E Energy's proposal with regard to Big Rivers Electric Corporation. See "Selected Information Concerning KU Energy and LG&E Energy--Business of LG&E Energy."

  At a March 27, 1997 meeting in Louisville, Mr. Hale and Mr. Whitley tentatively agreed upon the executive management positions, and the names, locations and conduct of the utility operations.

  At an April 17, 1997 meeting in Louisville to discuss the proposed Merger Agreement, Mr. Hale and Mr. Whitley tentatively agreed on those covenants in the proposed Merger Agreement regarding the operations of each company pending consummation of the Merger involving stock issuances, other business acquisitions and any interim changes in employee benefits of the two companies. Tentative employment contracts for Mr. Hale and Mr. Whitley were also discussed.

  Throughout March, April and early May of 1997, the parties updated their work with respect to the cost savings analysis, business plans, regulatory plans and due diligence. In addition, the parties and their respective counsel negotiated the remaining terms of the merger agreement, the stock option agreements and the other agreements required to effect the proposed business combination.

  Mr. Hale discussed further with the LG&E Energy Board the issues relating to the proposed merger and the status of negotiations at a Board meeting in March and a meeting on May 8, 1997. At the meeting on May 8, 1997, Mr. Whitley met with the LG&E Energy Board and reviewed with them his views on the energy industry generally, the business of KU Energy and its subsidiaries and the proposed transaction. The KU Energy Board was updated on the status of negotiations at meetings on April 22, 1997, and May 12, 1997. At the meeting on May 12, 1997, Mr. Hale met with the KU Energy Board and reviewed with them his views on the energy industry generally, the business of LG&E Energy and its subsidiaries and the proposed transaction.

  During the period from May 12, 1997 through May 20, 1997, the parties finalized their work with respect to the cost savings analysis, business plans, regulatory plans and due diligence and reached final agreement on the terms of the merger agreement, the stock option agreements and the other agreements required to effect the proposed business combination.

  At the LG&E Energy Board meeting on May 20, 1997, management of LG&E Energy summarized the business and strategic rationale for the proposed merger. Counsel to LG&E Energy again described the LG&E Energy Board's fiduciary duties and outlined in detail the terms and conditions of the Merger Agreement, the Stock Option Agreements and the Employment Agreements. Blackstone gave a presentation that included its valuation analysis and rendered its opinion that the Exchange Ratio was fair from a financial point of view to the holders of LG&E Energy Common Stock. See "Opinions of Financial Advisors--LG&E Energy's Financial Advisor." The LG&E Energy Board of Directors also received reports on management's analysis of the potential synergies and cost savings, the regulatory plan relating to the transaction and the results of LG&E Energy's due diligence investigation of KU Energy. The LG&E Energy Board of Directors discussed the presentations they had received and, upon conclusion, unanimously approved the Merger Agreement, the Stock Option Agreements and the Employment Agreement with Mr. Hale and authorized their execution.

  At the May 20, 1997 meeting of the KU Energy Board, legal counsel again reviewed the elements of Kentucky law applicable to the Directors' consideration of the merger proposal including a discussion of their fiduciary duties. Legal counsel reviewed the process of due diligence, negotiation and other steps that had been taken in review of the merger proposal. Mr. Whitley reported that management had satisfactorily completed its due diligence review. Mr. O.M. Goodlett provided an updated review of the cost savings analysis describing the changes in the analysis and conclusions during the period following December 1996 and described for the KU Energy Board the proposed regulatory strategy. Legal counsel summarized the provisions of the Merger Agreement, the Stock Option Agreements and the Employment Agreements. Goldman Sachs gave a presentation that included its valuation analysis and delivered its oral opinion, which it confirmed in writing as of such date, that the Exchange Ratio was fair to the holders of KU Energy Common Stock. See "Opinions of Financial Advisors--KU Energy's Financial Advisor." After considerable discussion, the KU Energy board unanimously approved the Merger Agreement, the Stock Option Agreements and the Employment Agreement with Mr. Whitley and authorized their execution.

  Following the meetings of the LG&E Energy Board and the KU Energy Board, the Merger Agreement, the Stock Option Agreements and the Employment Agreements were executed.

REASONS FOR THE MERGER; RECOMMENDATIONS OF THE BOARDS OF DIRECTORS

  LG&E Energy and KU Energy believe that the Merger offers significant strategic and financial benefits to each company and to their respective shareholders, as well as to their employees and customers and the communities in which they do business. The expected benefits include, among others:

  . Maintenance of Competitive Rates--Following the Merger, LG&E Energy as the combined company expects to be able to meet the challenges of the increasingly competitive environment in the utility industry more effectively than either LG&E Energy or KU Energy standing alone. As competition increases in the electric industry, the importance of the price at which electric service can be provided will increase significantly. Each of LG&E and Kentucky Utilities is today among the lowest cost producers of electricity in the United States. The contiguous nature of the two companies' service territories provides a unique opportunity to achieve meaningful reductions in operating costs. The anticipated cost savings described below from the proposed combination will enable LG&E and Kentucky Utilities to keep their costs of electric service lower than either company could have achieved on a stand-alone basis. Besides enabling LG&E and Kentucky Utilities to compete more effectively in a competitive utility environment, such low costs are also expected to enhance economic development efforts in the areas that they currently serve, which should benefit both customers and shareholders in the long term.

  . Increased Size and Stability--As competition intensifies in the industry, LG&E Energy and KU Energy believe that size and credit quality will be two factors that will contribute to overall business success. In terms of generating capacity, LG&E and Kentucky Utilities on a combined basis will have over 6,000 megawatts of generating capacity. In addition, through its non-utility subsidiaries, LG&E Energy had ownership interests in, or contractual arrangements for, more than an additional 3,000 megawatts of generating capacity as of January 31, 1997. If the Merger were to occur today, the combination of LG&E Energy and KU Energy would create one of the largest low-cost energy services providers in the United States, with consolidated utility and non-utility assets in excess of $4.8 billion, with consolidated utility and non-utility revenues in excess of $4.7 billion and with two public utility subsidiaries having high credit ratings. In addition, the combined size and stability of LG&E Energy and KU Energy are expected to better enable LG&E Energy after the Merger to further diversify its assets and businesses through acquisitions, the development of new businesses both in the United States and internationally, and the marketing and delivery of new products and services. This capability for greater diversification is expected to provide the combined company with a broader range of strategic choices in response to deregulation and increased competition in the electric utility industry.

  . Significant Reduction in Operating Costs--The Merger, which, as stated previously, will result in the common ownership of LG&E and Kentucky Utilities, is expected to result in substantial non-fuel savings, estimated at $680 million, net of costs to achieve, over a 10-year period. These savings are expected to come from these areas:

    Labor: LG&E Energy and KU Energy anticipate that they will be able through voluntary means to downsize their combined workforce by approximately 9%. A joint transition task force is examining the manner in which to best organize and manage the businesses of LG&E Energy after the Merger and identify duplicative positions in corporate, administrative and other areas. It is anticipated that, as a result of combining staff and other functions, LG&E Energy will have fewer employees within several years after the Effective Date than LG&E Energy and KU Energy currently have in the aggregate. LG&E Energy and KU Energy believe they will achieve cost savings in the area of personnel reductions through attrition, strictly controlled hiring, reassignment and retraining, targeted early retirement programs and, only if required, involuntary separation.

    Integration of Corporate and Administrative Functions: Following the
       Merger, LG&E Energy expects to be able to consolidate certain corporate and administrative functions of LG&E Energy and KU Energy, thereby eliminating duplicative programs or services, reducing other non-labor corporate and administrative expenses and limiting or avoiding capital expenditures for administrative facilities and information systems. In addition, some savings in areas such as insurance and regulatory costs and legal, audit and consulting fees should be realized.

    Purchasing Economies and Streamlining of Inventories: The common ownership of the two utility companies should result in greater purchasing power for items such as materials and supplies and contractor services and the reduction of inventories for standardized materials and supplies for construction, operations, and maintenance within the combined generation, transmission and distribution systems of LG&E and Kentucky Utilities.

  . Expanded Management and Employee Resources--The combined company will be able to draw on a larger and more diverse mid- and senior-level management and employee pool to lead LG&E Energy in an increasingly competitive environment for the delivery of energy and related services and should be better able to attract and retain the most qualified employees. The employees of the two companies should also benefit from new career opportunities in the expanded organization.

  . Coordination of Diversification Programs--The two companies, particularly
    LG&E Energy, have significant non-utility subsidiaries. Following the Merger, LG&E Energy, as a stronger financial entity, should be able to manage and pursue such subsidiary businesses more efficiently and effectively.

  . Best Practices--The combination is expected to allow for the sharing and implementation of best practices from each of the areas in LG&E Energy and KU Energy. Examples of such practices include customer satisfaction programs and maintenance programs.

  . Community Involvement--LG&E and Kentucky Utilities will continue to play a strong role in the economic development efforts of the communities LG&E and Kentucky Utilities now serve. The philanthropic and volunteer programs currently maintained by the two companies will be continued.

  Subject to the qualifications expressed below, LG&E Energy and KU Energy believe that the Merger will generate substantial cost savings to the combined company following the Effective Time, which would not be available absent the Merger. Preliminary estimates by the management of LG&E Energy and KU Energy indicate that the Merger could result in potential net non-fuel cost savings (that is, after taking into account the costs incurred to achieve such savings) of approximately $680 million during the ten-year period following the Merger. Potentially significant cost savings include personnel reductions, reduced corporate and administrative programs, reduced fuel costs, and other avoided or reduced operation and maintenance costs, such as labor and materials. Achieved savings in costs are expected to inure to the benefit of both shareholders and customers. The treatment of the benefits and cost savings will depend on the results of actions by the various regulatory bodies to which LG&E and Kentucky Utilities are subject. See "Regulatory Matters."

  The analyses employed by the management of LG&E Energy and KU Energy in order to develop estimates of potential savings as a result of the Merger were necessarily based upon various assumptions that involve judgments with respect to, among other things, future national and regional economic and competitive conditions, inflation rates, regulatory treatment, weather conditions, financial market conditions, future business decisions, and other uncertainties, all of which are difficult to predict and many of which are beyond the control of LG&E Energy and KU Energy. Accordingly, while LG&E Energy and KU Energy believe that such assumptions are reasonable for purposes of the development of estimates of potential savings, there can be no assurance that such assumptions will approximate actual experience or that such savings will be realized. See "Summary of the Joint Proxy Statement/Prospectus--Cautionary Statement Concerning Forward-Looking Statements."

  LG&E Energy. The LG&E Energy Board believes that the terms of the Merger are fair to, and in the best interests of, LG&E Energy and its shareholders. Accordingly, the LG&E Energy Board, by a unanimous vote, has approved the Merger Agreement and recommends its approval and adoption by LG&E Energy's shareholders. In addition to the factors discussed above, the LG&E Energy Board believes: that the Merger presents a unique opportunity for LG&E Energy and KU Energy to combine; that LG&E Energy's shareholders will benefit by participation in the economic growth of the LG&E and Kentucky Utilities service territories, and from the increase in scale economies and the resulting increased financial stability and strength; that the Merger will result in cost savings from decreased fuel costs, a reduction in operational and maintenance expense and other factors discussed above; that the combination of the low-cost generation assets of LG&E and Kentucky Utilities with the expertise of LG&E Energy's energy marketing subsidiary will provide an opportunity for increased sales of electricity; and that the combined enterprise can participate more effectively in the increasingly competitive market for the generation of power and energy services. All of these factors offer a potential increase in earnings and dividend growth and the creation of a larger, financially stronger company. In reaching its conclusions, the LG&E Energy Board considered (i) the financial performance, condition, business operations and prospects of each of LG&E Energy and KU Energy and that, on a combined basis, the companies will likely have greater financial stability and strength due to participation in the combined economic climate and growth of both the Kentucky Utilities and LG&E service territories, the increase in scale economies and the impact of the potential operating efficiencies and other synergies which are expected to reduce operational and maintenance expenses, and the potential revenue increase from energy marketing as more fully discussed above; (ii) current industry, economic, market and regulatory conditions which encourage consolidation to reduce risk and create new avenues for earnings growth as discussed under "The Merger--Background of the Merger" above; (iii) the anticipated positive effect of the Merger on shareholders and customers; (iv) the proposed structure of the transaction and the terms of the Merger Agreement, the Stock Option Agreements, the Employment Agreements and other documents executed and to be executed in connection with the Merger which provide for reciprocal representations and warranties, conditions to closing and rights to termination, balanced rights and obligations and protection for employees of LG&E Energy and the communities it serves; (v) the results of the due diligence review of KU Energy and its subsidiaries; (vi) the change in control provisions of various severance and other employee plans of KU Energy and Kentucky Utilities and the change in control agreements of LG&E Energy and LG&E; (vii) the Employment Agreements of Messrs. Hale and Whitley (as described under "--Employment Agreements" and "LG&E Energy Following the Merger--Management of LG&E Energy After the Merger") which provides a prudent plan for managing the combined operations after the Merger; (viii) the impact of regulation under various state and federal laws and the regulatory treatment to be requested in the Merger (as described under "Regulatory Matters" and "--Background of the Merger"); (ix) that the Merger is expected to be treated as a tax-free reorganization to shareholders and to be accounted for as a pooling-of-interests transaction (which avoids the reduction in earnings which would result from the creation and amortization of goodwill under purchase accounting); and (x) the opinion of Blackstone (see "Opinions of Financial Advisors--LG&E Energy Financial Advisor"). In determining that the Merger is fair to and in the best interests of its shareholders, the LG&E Energy Board considered the above factors as a whole and did not assign specific or relative weights to them.

  THE LG&E ENERGY BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, LG&E ENERGY'S SHAREHOLDERS. THE LG&E ENERGY BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

  KU Energy. The KU Energy Board has determined that the terms of the proposed Merger are fair to, and in the best interests of, KU Energy's shareholders. At the meeting held on May 20, 1997, the KU Energy Board unanimously adopted and approved the Merger Agreement and the transactions contemplated thereby.

  The KU Energy Board believes that the Merger represents a significant strategic opportunity for KU Energy and should offer KU Energy and its shareholders better prospects for the future than would be available to KU Energy as a stand-alone entity. In addition to the joint benefits described above, the KU Energy Board took into account the fact that the Exchange Ratio represented a 34 percent premium per share of KU Energy Common Stock, based on the respective closing market prices of KU Energy Common Stock and LG&E Energy Common Stock on the trading day preceding the announcement of the Merger Agreement. It also is anticipated that, following the Effective Time, LG&E Energy will maintain its common share dividend payment level as of the Effective Time adjusted for the Exchange Ratio. LG&E Energy currently pays $1.15 per share annually and, based on the Exchange Ratio, the pro forma dividend rate for KU Energy would be $1.92 per share. KU Energy's current annual dividend rate is $1.76 per share. Thus the LG&E Energy dividend would represent a 9% increase in the dividend per share for current KU Energy shareholders. While the dividend policy actually adopted by LG&E Energy after the Merger is subject to evaluation from time to time by the LG&E Energy Board based on LG&E Energy's results of operations, financial condition, capital requirements and other relevant considerations, the KU Energy Board considered this possible dividend increase a distinct benefit to its shareholders.

  The KU Energy Board also believes that the potential for growth in the non-utility businesses currently conducted by LG&E Energy's non-utility subsidiaries provides an opportunity for KU Energy shareholders to realize the benefits of these diversification activities.

  In reaching its decision to approve the Merger Agreement, and in addition to the factors described above, the KU Energy Board considered the following factors: (i) the current and historical market prices and dividends on the KU Energy Common Stock and the LG&E Energy Common Stock (as disclosed under "Selected Historical and Pro Forma Data--Comparative Market Prices and Dividends"); (ii) information concerning the financial performance, condition, business operations and prospects of each of KU Energy and LG&E Energy, which indicate the compatibility of the two companies and the potential cost savings which could be realized as a result of their combination; (iii) the effects of the Merger on KU Energy's existing shareholders, including the opportunity to share in the anticipated benefits of ownership of the combined enterprise;
(iv) the composition of the LG&E Energy Board and Kentucky Utilities board at the Effective Time as provided in the Merger Agreement; (v) the employment agreements of Messrs. Whitley and Hale; (vi) the change in control provisions of various severance and other employee plans of KU Energy and Kentucky Utilities; (vii) the expected accounting treatment of the Merger as a pooling of interests (as discussed under "Accounting Treatment"), which avoids the reduction in earnings which would result from the creation and amortization of goodwill under the purchase method of accounting; (viii) the expected federal income tax treatment of the Merger as a tax-free reorganization to shareholders (as described under "Certain Federal Income Tax Consequences");
(ix) the proposed structure of the transaction as a "merger-of-equals," which provides for balanced treatment of KU Energy and LG&E Energy and their respective shareholders and employees; (x) the regulatory treatment to be requested in connection with the Merger (as discussed under "Regulatory Matters"); (xi) the favorable results of the due diligence review of LG&E Energy and its subsidiaries conducted by KU Energy management with the assistance of Goldman Sachs and, with respect to LG&E Energy's energy marketing and trading operations, the assistance of Arthur Andersen LLP; (xii) the opinion of Goldman Sachs (see "Opinions of Financial Advisors--KU Energy's Financial Advisor"); (xiii) the projected pro forma ownership of LG&E Energy by the shareholders of KU Energy implied by the Exchange Ratio; and (xiv) the terms of the Merger Agreement (as described under "The Merger Agreement") and the Stock Option Agreements (as described under "The Stock Option Agreements"). The KU Energy Board considered the above factors as a whole, and did not assign specific or relative weights to such factors.

  THE KU ENERGY BOARD HAS UNANIMOUSLY ADOPTED AND APPROVED THE MERGER AGREEMENT AND BELIEVES THAT THE TERMS OF THE MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, KU ENERGY'S SHAREHOLDERS. THE KU ENERGY BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

OPINIONS OF FINANCIAL ADVISORS

  LG&E Energy's Financial Advisor. LG&E Energy retained Blackstone to act as its financial advisor in connection with the Merger. Blackstone was selected by the LG&E Energy Board to act as LG&E Energy's financial advisor based on Blackstone's qualifications, expertise and reputation as well as Blackstone's investment banking relationship and familiarity with LG&E Energy.

  On May 20, 1997, Blackstone delivered its oral opinion to the LG&E Energy Board, that as of the date of such opinion and subject to the various considerations set forth in the opinion, the Exchange Ratio was fair from a financial point of view to the holders of LG&E Energy Common Stock. Blackstone delivered a written opinion dated as of May 20, 1997 confirming its oral opinion. Blackstone also delivered to the LG&E Energy Board a written opinion dated as of the date of this Joint Proxy Statement/Prospectus, which is substantially identical to the May 20, 1997 written and oral opinions.

  The full text of the written opinion of Blackstone dated as of the date of this Joint Proxy Statement/Prospectus is attached hereto as Annex F and is incorporated herein by reference. The May 20, 1997 opinion is substantially identical to the opinion attached hereto. Holders of shares of LG&E Energy Common Stock are urged to, and should, read such opinion in its entirety. The opinion of Blackstone is directed only to the fairness of the Exchange Ratio, and does not constitute a recommendation to any holder of LG&E Energy Common Stock as to how to vote at the LG&E Energy Meeting. The summary of the written opinion of Blackstone as set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.

  In connection with its opinion, Blackstone reviewed, among other things, the Merger Agreement and the Stock Option Agreements; the Registration Statement, including this Joint Proxy Statement/Prospectus; Annual Reports to Shareholders and Annual Reports on Form 10-K of LG&E Energy and KU Energy for the three fiscal years ended December 31, 1994, 1995 and 1996; interim reports to shareholders and Quarterly Reports on Form 10-Q of LG&E Energy and KU Energy; certain other filings with the SEC made by LG&E Energy and KU Energy, including proxy statements and Form 8-Ks during the last three years; certain internal financial analyses and forecasts for LG&E Energy and KU Energy prepared by their respective managements; estimates of certain operating efficiencies and cost savings expected to be achieved as a result of the Merger which were prepared jointly by the managements of LG&E Energy and KU Energy, with the assistance of D&T Consulting Group, a third party consultant, with respect to an estimate of potential cost savings; and forecasts of certain revenue enhancements and margin improvements expected to be achieved as a result of the Merger which were prepared by the management of LG&E Energy. Blackstone also held discussions with members of the senior management of LG&E Energy regarding the historical financial performance of LG&E Energy, prospects for the electric utility, power marketing and natural gas marketing industries, strategic goals and competitive positioning, financial projections, and the strategic merits of the Merger and held discussions with members of the senior management of KU Energy regarding the historical financial performance of KU Energy, its strategic goals and competitive positioning, and financial projections. In addition, Blackstone reviewed the historical market prices and trading activity for LG&E Energy Common Stock and KU Energy Common Stock, analyzed the respective contributions of certain income statement, balance sheet and cash flow items by LG&E Energy and KU Energy to the combined company, compared certain financial and stock market information for LG&E Energy and KU Energy with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the electric utility industry, reviewed the pro forma effect of the Merger on LG&E Energy's earnings per share, and balance sheet and performed such other studies and analyses which were believed by Blackstone to be relevant.

  Blackstone relied without independent verification upon the accuracy and completeness of all of the financial and other information it reviewed for purposes of its opinion. In that regard, Blackstone assumed that the financial forecasts and the estimates prepared by LG&E Energy and KU Energy and provided to Blackstone, including without limitation, the estimates of any cost synergies, revenue enhancements or margin improvements that would result from the combination of LG&E Energy and KU Energy, have been reasonably determined on a basis reflecting the best currently available judgments and estimates of LG&E Energy and KU Energy, and that such forecasts and such estimates will be realized in the amounts and at the times contemplated thereby. In addition, Blackstone has not conducted a physical inspection of the properties and facilities of LG&E Energy or KU Energy, nor has Blackstone made an independent evaluation or appraisal of the assets and liabilities of LG&E Energy or KU Energy. Blackstone has assumed that the consummation of the Merger will be accounted for as a pooling-of-interests under generally accepted accounting principles and will qualify as a tax-free reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended. Blackstone's opinion was necessarily based upon economic, market, monetary and other conditions as they existed and could be evaluated, and the information made available to it, as of the date thereof. Blackstone is not expressing any opinion as to the prices at which LG&E Energy Common Stock may trade at any time.

  The opinion of Blackstone does not consider the relative merits of the Merger as compared to any other business plan or opportunity that might be available to LG&E Energy or the effect of any other arrangement in which LG&E Energy might engage.

  The following is a brief summary of the analyses and examinations performed by Blackstone which were shared with the LG&E Energy Board on May 20, 1997 and were utilized by Blackstone in preparation of its opinion letter dated May 20, 1997. Blackstone performed substantially the same types of analyses and examinations in arriving at the written opinion attached hereto as Annex F.

  Historical Relative Trading Analysis. Blackstone reviewed the ratio of the daily trading prices of KU Energy Common Stock to the daily trading prices of LG&E Energy Common Stock for the historical period from May 16, 1992 through May 16, 1997. This ratio ranged from approximately 1.18 to 1.73 for the 5 year historical period with an average of approximately 1.44; from approximately 1.18 to 1.49 for the 3 year historical period from May 16, 1994 through May 16, 1997; and from approximately 1.18 to 1.39 for the 1 year historical period from May 16, 1996 through May 16, 1997. The ratio of the closing market price of KU Energy Common Stock ($30.38) to the closing market price of LG&E Energy Common Stock ($24.75) on May 16, 1997 was approximately 1.23.

  Relative Contribution Analysis. Blackstone calculated and analyzed the relative contribution of LG&E Energy and KU Energy to the combined company with respect to 1996 actual and 1997 and 1998 forecasted: (i) revenue, (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA"), (iii) earnings before interest and taxes ("EBIT"), (iv) net income, (v) total assets,
(vi) common book equity (vii) net property, plant and equipment ("PP&E") and
(viii) net income plus depreciation and amortization less capital spending less working capital requirements ("Free Cash Flow"). All estimates for this analysis were provided by the respective managements of LG&E Energy and KU Energy and the analysis did not take into account any potential cost savings, revenue enhancements or margin improvements realizable as a result of, or any other effects from, the Merger. Although Blackstone considered each of the above contribution measures, it attributed relatively greater weight to 1997 projected net income, 1997 projected Free Cash Flow, 1997 projected common book equity, and 1997 projected PP&E because of its judgment that they are more appropriate indicators of relative contribution of shareholder value. This analysis indicated that KU Energy would contribute to the combined company approximately: (i) 43.4% of 1997 projected net income, (ii) 51.1% of 1997 projected Free Cash Flow, (iii) 43.8% of 1997 projected common book equity and
(iv) 46.5% of 1997 projected PP&E. Blackstone calculated the implied exchange ratios which would be necessary to give LG&E Energy and KU Energy percentage ownership positions in the combined company which matched their respective percentage contributions for each performance measure. The implied exchange ratios were: 1.36 based on 1997 projected net income, 1.85 based on 1997 projected Free Cash Flow, 1.38 based on 1997 projected common book equity and
1.54 based on 1997 projected PP&E.

  Analysis of Selected Comparable Publicly Traded Companies. Blackstone reviewed and compared certain actual and estimated financial and stock market information of KU Energy with that of a group of comparable public utility companies comprised of Allegheny Power System, Inc., CINergy Corp., DPL Inc., IPALCO Enterprises, Inc., NIPSCO Industries, Inc. and OGE Energy Corp. (the "Comparable Companies") as well as LG&E Energy. The Comparable Companies were selected based on size characteristics, cost position/profitability, growth prospects, supplier and customer mix and regulated/non-regulated business mix. This analysis indicated that: (i) price to earnings multiples based on latest twelve months ("LTM") earnings per share ("E.P.S.") were 14.2 and 14.3 for KU Energy and LG&E Energy, respectively, as compared to an average for the Comparable Companies of 14.1 (with a range of 12.6 to 16.3), (ii) price to earnings multiples, based on Institutional Brokers Estimate System ("IBES") mean estimates of 1997 E.P.S. were 13.4 and 14.8 for KU Energy and LG&E Energy, respectively, as compared to an average for the Comparable Companies of approximately 13.2 (with a range of 11.6 to 14.0), (iii) price to earnings multiples based on IBES mean estimates of 1998 E.P.S. were 13.1 and 13.9 for KU Energy and LG&E Energy, respectively, as compared to an average for the Comparable Companies of 12.5 (with a range of 11.1 to 13.0), (iv) price to latest quarter ended common book value per share was 1.8 and 2.0 for KU Energy and LG&E Energy, respectively, as compared to an average for the Comparable Companies of 1.9 (with a range of 1.5 to 2.1), (v) current run rate dividend yield was approximately 5.8% and 4.6% for KU Energy and LG&E Energy, respectively, as compared to an average for the Comparable Companies of approximately 5.2% (with a range of 3.2% to 6.4%), (vi) the ratio of Total Enterprise Value ("TEV") (defined as the market value of common equity plus the liquidation value of preferred equity, the principal amount of debt and minority interest less cash and cash equivalents) to LTM EBITDA was approximately 6.9 and 8.2 for KU Energy and LG&E Energy, respectively, as compared to an average of approximately 7.3 times for the Comparable Companies (with a range of 6.4 to 8.7), and (vii) the ratio of TEV to LTM EBIT was approximately 10.2 and 12.0 for KU Energy and LG&E Energy, respectively as compared to an average for the Comparable Companies of 10.7 (with a range of 9.6 to 12.1).

  Blackstone noted that the 5-year projected IBES earnings growth rates of 2.9% and 3.6% for KU Energy and LG&E Energy, respectively, were within the range of 5-year projected IBES growth rates for the

Comparable Companies of 2.0% to 5.0% and that the trading statistics of KU Energy and LG&E Energy were generally within the range of the Comparable Companies based on the above financial ratios. Blackstone calculated the implied stock prices of KU Energy based on the appropriate KU Energy financial results and the range of multiples for the Comparable Companies. Blackstone utilized these implied KU Energy stock prices to calculate implied exchange ratios based on LG&E Energy's closing stock price of $24.75 on May 16, 1997. The implied exchange ratios were: 1.09 to 1.42 based on price to LTM E.P.S. multiples; 1.06 to 1.28 based on price to 1997 estimated E.P.S. multiples, 1.04 to 1.21 times based on price to 1998 estimated E.P.S. multiples, 1.04 to 1.48 based on price to common book value per share multiples, 1.11 to 2.21 times based on run rate dividend yields, 1.10 to 1.71 based on TEV to LTM EBITDA multiples and 1.12 to 1.58 based on TEV to LTM EBIT multiples.

  Discounted Cash Flow Analysis. Based on projections prepared by KU Energy's management for the 9 month period ended December 31, 1997 and the fiscal years ended December 31, 1998, 1999, 2000 and 2001 (the "Projection Period"), Blackstone estimated the net present value of KU Energy's future cash flows (tax-effected EBIT plus depreciation and amortization and other non-cash charges less capital expenditures less investment in working capital) utilizing a range of unlevered discount rates of 7.5% to 8.5%, representing the estimated weighted average cost of capital of KU Energy. The sum of the present value of such free cash flows was then added to the present value of KU Energy's terminal value computed using a multiple of 9 to 11 times 2001 projected EBIT and discounted at the aforementioned range of discount rates. This analysis indicated a value range of approximately $26.61 to $35.45 for each share of KU Energy Common Stock.

  Blackstone also performed a discounted cash flow analysis which included the valuation of cost savings, revenue enhancements and margin improvements expected to result from the Merger (collectively, the "Synergies"). The cost savings analysis was provided by LG&E Energy management and KU Energy management, which analysis was prepared by such managements with the assistance of D&T Consulting Group, a third party consultant, while the information relating to revenue enhancements and pre-tax margin improvements was supplied by LG&E Energy management. This analysis indicated a value range of approximately $34.64 to $46.11 for each share of KU Energy Common Stock (which includes a value for Synergies of $8.03 to $10.66 per share based on retention by shareholders of 50% of annual after-tax non-fuel cost savings as well as all of the annual after-tax revenue enhancements and margin improvements), and implied an exchange ratio range of 1.40 to 1.86 shares of LG&E Energy Common Stock per share of KU Energy Common Stock.

  Discounted Dividend Analysis. Based on dividend projections prepared by KU Energy's management for the Projection Period, Blackstone estimated the net present value of KU Energy's future dividends utilizing a range of discount rates of 9.5% to 10.5%, representing an estimated cost of equity capital for KU Energy. The sum of the present values of such dividends was then added to the present value of a terminal equity value calculated using a perpetuity growth rate range on KU Energy's 2001 projected dividend per share of 2.0% to 4.0% (representing a range of potential long term dividend growth rates for KU Energy) and discounted to present value using the aforementioned equity discount rates. This analysis indicated a range of approximately $20.96 to $30.38 for each share of KU Energy Common Stock.

  Blackstone also performed a discounted dividend analysis which took account of the Synergies. The cost savings analysis was provided by LG&E Energy management and KU Energy management, which analysis was prepared by such managements with the assistance of D&T Consulting Group, a third party consultant, while the information relating to revenue enhancements and pre-tax margin improvements was supplied by LG&E Energy management. This analysis indicated a value range of approximately $28.35 to $40.50 for each share of KU Energy Common Stock (which includes a value for Synergies of $7.39 to $10.12 per share based on retention by shareholders of 50% of annual after-tax non-fuel cost savings as well as all of the annual after-tax revenue enhancements and margin improvements at a 75% estimated dividend payout ratio), and implied an exchange ratio range of 1.15 to 1.64 shares of LG&E Energy Common Stock per share of KU Energy Common Stock.

  Analysis of Selected Precedent Transactions. Blackstone reviewed and analyzed selected financial, operating and stock market information relating to pending or completed merger transactions since 1991 involving electric utilities which were deemed comparable and relevant. Blackstone only analyzed transactions where a control premium to pre-offering trading levels was offered by the acquiror. The transactions analyzed by Blackstone include the pending combinations of: Portland General Corp./Enron Corp., DQE Inc./Allegheny Power System, Inc., Long Island Lighting Co./Brooklyn Union Gas Co., Centerior Energy Corp./Ohio Edison Co., IES Industries Inc./WPL Holdings Inc., Kansas City Power & Light Co./Western Resources Inc., Interstate Power Co./WPL Holdings Inc., Potomac Electric Power Co./Baltimore Gas & Electric Co. and CIPSCO Inc./Union Electric Co.; and the completed combinations of Magma Power Co./California Energy Co., PSI Resources Inc./Cincinnati Gas & Electric Co., Gulf States Utilities Co./Entergy Corp., Kansas Gas & Electric Co./Kansas Power & Light Co. and Iowa Southern Inc./IE Industries Inc. (collectively, the "Comparable Transactions"). Blackstone compared certain financial and market statistics for the Comparable Transactions with those for the Merger. The analysis showed that the Merger has: (i) an offer price premium (based on closing market prices of the target company two weeks prior to the announcement date) of 34% as compared to a mean of 35% for the Comparable Transactions (with a range of 18% to 57%),
(ii) an offer price to LTM E.P.S. multiple of 19.3 as compared to a mean of
14.9 for the Comparable Transactions (with a range of 9.9 to 17.0), (iii) an offer price to 1997 (current fiscal year) IBES E.P.S. multiple of 18.3 as compared to a mean of 15.0 (with a range of 11.2 to 17.2), (vi) an offer price to 1998 (next fiscal year) IBES E.P.S. multiple of 17.8 as compared to a mean of 14.4 (with a range of 10.5 to 16.2), (v) an offer price to latest quarter ended common book value per share multiple of 2.4 as compared to a mean of 1.8 for the Comparable Transactions (with a range of 0.8 to 2.5), (iv) a TEV to LTM EBITDA multiple of 8.5 as compared to a mean for the Comparable Transactions of
7.8 (with a range of 6.5 to 10.2) and (vii) a TEV to LTM EBIT multiple of 12.6 as compared to a mean for the Comparable Transactions of 11.6 (with a range of 8.7 to 15.0).

  Blackstone also calculated the implied stock prices of KU Energy based on the appropriate KU Energy financial results and the range of multiples for the Comparable Transactions. Blackstone utilized these implied KU Energy stock prices and calculated implied exchange ratios based on LG&E Energy's closing stock price of $24.75 on May 16, 1997. The implied exchange ratios were: 1.46 to 1.95 based on transaction premium data, 0.86 to 1.47 based on offer price to LTM E.P.S. multiples, 1.02 to 1.57 based on offer price to current fiscal year IBES E.P.S. multiples, 0.98 to 1.52 based on offer price to next fiscal year IBES EPS multiples, 0.56 to 1.75 based on offer price to common book value per share multiples, 1.13 to 2.12 based on TEV to LTM EBITDA multiples, and 0.96 to
2.10 based on TEV to LTM EBIT multiples.

  Pro Forma Merger Analysis. Blackstone analyzed the pro forma impact of the Merger on the earnings per share of common stock of LG&E Energy for the fiscal years 1999, 2000 and 2001. The first year of the analysis period is based on the assumption that 1999 constitutes the first full fiscal year after the consummation of the Merger. Blackstone utilized two sets of earnings forecasts in analyzing the Merger: (i) IBES forecasts for both companies (the "IBES Case") and (ii) respective management forecasts for both companies (the "Management Case"). Under both earnings forecast scenarios, Blackstone has included the after-tax income statement contribution of the Synergies as previously described. Under both the IBES Case and the Management Case, Blackstone has assumed the Merger would be accounted for as a pooling-of-interests and would be effected at the Exchange Ratio. Under the IBES Case, the Merger is minimally dilutive in 1999, break-even in 2000 and accretive in 2001 with respect to LG&E Energy's earnings per share. Under the Management Case, the Merger would result in minimal dilution to LG&E Energy's shareholders over the same period.

  The summary set forth above does not purport to be a complete description of the presentation by Blackstone to the LG&E Energy Board or the analyses performed by Blackstone in arriving at its opinion. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances and, therefore, such an opinion is not readily suited to summary description. The preparation of a fairness opinion does not involve a mathematical evaluation or weighing of the results of the individual analyses performed, but requires Blackstone to exercise its professional judgment--based on its experience and expertise--in considering a wide variety of analyses taken as a whole. Each of the analyses conducted by Blackstone was carried out in order to provide a different perspective on the transaction and add to the total mix of information available. Blackstone did not form a conclusion as to whether any individual analysis, considered in isolation, supported or failed to support an opinion as to fairness. Rather, in reaching its conclusion, Blackstone considered the results of the analyses in light of each other and ultimately reached its opinion based on the results of all analyses taken as a whole.

  The analyses were prepared solely for the purpose of Blackstone providing its opinion to the LG&E Energy Board as to the fairness of the Exchange Ratio from a financial point of view to holders of LG&E Energy Common Stock and do not purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold, which are inherently subject to uncertainty. Any estimates incorporated in the analyses performed by Blackstone are not necessarily indicative of actual past or future values or results, which may be significantly more or less favorable than any such estimates. No public company utilized as a comparison is identical to LG&E Energy or KU Energy and none of the comparable acquisition transactions or other business combinations utilized as a comparison is identical to the Merger. Accordingly, an analysis of comparable companies and comparable precedent transactions is not mathematical; rather it involves complex considerations and judgments concerning companies and other factors that could affect the public trading value of the comparable companies or company to which they are being compared. Similarly, analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of LG&E Energy and KU Energy or their respective advisors, none of LG&E Energy, KU Energy, Blackstone or any other person assumes responsibility if future results or actual values are materially different from those forecasts or assumptions. Shareholders are urged to read in its entirety the written opinion of Blackstone set forth in Annex F to this Joint Proxy Statement/Prospectus.

  As described above, the opinion and presentation of Blackstone to the LG&E Energy Board was only one of many factors taken into consideration by the LG&E Energy Board in making its determination to approve the Merger Agreement. In addition, the terms of the Merger Agreement were determined through negotiations between LG&E Energy and KU Energy and were approved by the LG&E Energy Board. Although Blackstone provided advice to LG&E Energy during the course of these negotiations, the decision to enter into the Merger Agreement and to accept the Exchange Ratio was solely that of the LG&E Energy Board.

  LG&E Energy retained Blackstone because of its experience and expertise. Blackstone has an internationally recognized merger and acquisition advisory business. Blackstone, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions. Blackstone is familiar with LG&E Energy, having provided certain investment banking services to LG&E Energy from time to time, and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger.

  Pursuant to a letter agreement dated October 17, 1996, (the "Blackstone Engagement Letter"), LG&E Energy engaged Blackstone to act as its financial advisor with respect to a possible transaction with KU Energy. Pursuant to the terms of the Blackstone Engagement Letter, LG&E Energy has agreed to pay
Blackstone: (i) an engagement fee of $175,000 (the "Engagement Fee"), (ii) monthly fees of $50,000 over a period commencing October 17, 1996 through the execution of a merger agreement with KU Energy but not to exceed six months (the "Monthly Retainer Fee"), (iii) $1,000,000 upon execution of the Merger Agreement (the "Merger Execution Fee"), (iv) $1,000,000 upon approval of the Merger Agreement by holders of LG&E Energy Common Stock (the "Merger Approval Fee"), and (v) a success fee of $5,175,000 upon consummation of the Merger (against which the Engagement Fee, the Monthly Retainer Fee, the Merger Execution Fee and the Merger Approval Fee are to be credited). In addition, LG&E Energy has agreed to reimburse Blackstone for its reasonable out-of-pocket expenses, including the fees and disbursements of their attorneys, and to indemnify Blackstone and certain related persons against certain liabilities, including certain liabilities under the federal securities laws, arising out of its engagement.

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

  KU Energy's Financial Advisor. On May 20, 1997, Goldman Sachs delivered its oral opinion, which it subsequently confirmed in writing on that date and on the date hereof, to the KU Energy Board that as of such dates, and based upon the factors and assumptions described in such opinions, the Exchange Ratio was fair to the holders of KU Energy Common Stock.

  The full text of the written opinion of Goldman Sachs dated as of the date of this Joint Proxy Statement/Prospectus, which sets forth assumptions made, matters considered and limits of the review undertaken in connection with the opinion, is attached hereto as Annex G and is incorporated herein by reference. The May 20, 1997 opinion is substantially identical to the opinion attached hereto. Holders of shares of KU Energy Common Stock are urged to, and should, read such opinion in its entirety. Goldman Sachs' written opinion was provided for the information and assistance of the KU Energy Board in connection with its consideration of the Merger and does not constitute a recommendation to any KU Energy shareholder as to how such shareholder should vote at the KU Energy Meeting, and should not be relied upon by any shareholder as such. The summary of the written opinion of Goldman Sachs set forth in this Joint Proxy Statement/Prospectus is qualified in its entirety by reference to the full text of such opinion.

  In connection with its opinion, Goldman Sachs reviewed, among other things, the Merger Agreement; Annual Reports to Shareholders and Annual Reports on Form 10-K of KU Energy and LG&E Energy for the five years ended December 31, 1996; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of KU Energy and LG&E Energy; certain FERC Forms 1 of Kentucky Utilities and LG&E; certain other communications from KU Energy and LG&E Energy to their respective shareholders; certain estimated cost savings prepared jointly by the managements of KU Energy and LG&E Energy with the assistance of a third party consultant (the "Cost Savings"); and certain internal financial analyses and forecasts (the "Forecasts") for KU Energy and LG&E Energy prepared by their respective managements, including analyses and forecasts of certain operating efficiencies and financial synergies (the "Anticipated Synergies") expected to be achieved as a result of the Merger that were prepared jointly by the managements of KU Energy and LG&E Energy. Goldman Sachs also held discussions with members of the senior managements of KU Energy and LG&E Energy regarding the past and current business operations, financial condition and future prospects of their respective companies and their analyses of the strategic benefits of the Merger, including, without limitation, the amount and timing of realization of the Anticipated Synergies and the Cost Savings. In addition, Goldman Sachs reviewed the reported price and trading activity for the KU Energy Common Stock and for the LG&E Energy Common Stock, compared certain financial and stock market information for KU Energy with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the electric utility industry specifically and in other industries generally, and performed such other studies and analyses as Goldman Sachs considered appropriate.

  Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for the purposes of its opinion, as well as upon assessments by each of KU Energy and LG&E Energy of their respective contingent obligations. In that regard, Goldman Sachs assumed, with the consent of the KU Energy Board, that the Cost Savings and the Forecasts, including, without limitation, the Anticipated Synergies, were reasonably prepared on bases reflecting the best available judgments and estimates of the respective managements of KU Energy and LG&E Energy and that the Anticipated Synergies and the Cost Savings will be realized in the amounts and at the times contemplated thereby. Goldman Sachs further assumed, with the consent of the KU Energy Board, that obtaining any necessary regulatory or third-party approvals for the transactions contemplated by the Merger Agreement will not have an adverse effect on KU Energy or LG&E Energy, as applicable. Goldman Sachs also assumed, with the consent of the KU Energy Board, that the consummation of the transactions contemplated by the Merger Agreement will be recorded as a pooling of interests under generally accepted accounting principles. Goldman Sachs has not made an independent evaluation or appraisal of the assets and liabilities of KU Energy or LG&E Energy or any of their respective subsidiaries and Goldman Sachs has not been furnished with any such evaluations or appraisal.

  The following is a summary of certain analyses presented by Goldman Sachs to the KU Energy Board on May 20, 1997 in connection with the delivery of its opinion to the KU Energy Board on such date.

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

    (i) Selected Companies Analysis. Goldman Sachs reviewed and compared certain actual and estimated financial information relating to KU Energy to corresponding financial information, ratios and public market multiples for ten publicly-traded utility companies: Central Louisiana Electric Company, CILCORP, Inc., DPL Inc., Idaho Power Company, IPALCO Enterprises Inc., OGE Energy Corp., Orange and Rockland Utilities, Inc., SIGCORP, Inc., Washington Water Power Company and WPS Resources Corporation (collectively, the "Selected KU Comparables"). The Selected KU Comparables were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to KU Energy. Goldman Sachs calculated and compared various financial multiples and ratios. The multiples and ratios of KU Energy and the Selected KU Comparables were calculated using a price of $30.375 per share of KU Energy Common Stock, the closing price on the NYSE on May 16, 1997, and on closing market prices on May 16, 1997 for each of the Selected KU Comparables, publicly reported financial results and publicly available information from a number of public sources as well as Goldman Sachs Investment Research Estimates. All earnings estimates including those for KU Energy were based on International Brokers Estimate System ("IBES") estimates. Goldman Sachs considered for the Selected KU Comparables estimated 1997 price/earnings ("P/E") ratios, which ranged from 9.8x to 14.1x, compared to 13.5x for KU Energy; estimated 1998 P/E ratios, which ranged from 9.7x to 13.0x, compared to 13.0x for KU Energy; dividend yield, which ranged from 3.2% to 8.2%, compared to 5.8% for KU Energy; 1997 estimated payout ratios, which ranged from 45.2% to 81.8%, compared to 78.2% for KU Energy; five-year projected earnings per share ("EPS") and dividend per share growth rates, which ranged from 1.5% to 6.0% and from 0.5% to 6.0%, respectively, compared to 2.5% and 2.0%, respectively, for KU Energy, and return on average total common equity for such period, which ranged from 7.2% to 14.4%, compared to 12.1% for KU Energy. Goldman Sachs also considered market values as a multiple of book value and latest twelve months cash flow (which was computed by adding net income available for common stock, depreciation, depletion and amortization, deferred taxes and other non-cash changes as of March 31, 1997). Goldman Sachs' analyses of the Selected KU Comparables indicated multiples of book value ranging from 1.1x to 2.0x, compared to a KU Energy multiple of 1.8x, and multiples of cash flows ranging from 3.3x to 8.9x compared to a multiple of 6.4x for KU Energy.

    Goldman Sachs also reviewed and compared certain actual and estimated financial information relating to LG&E Energy to corresponding financial information, ratios and public market multiples for seven publicly-traded electric companies: CINergy Corporation, CMS Energy Corporation, Dominion Resources, Inc., DPL Inc., NIPSCO Industries, Inc., PacifiCorp and TECO Energy, Inc. (collectively, the "Selected LG&E Comparables"). The Selected LG&E Comparables were chosen because they are publicly-traded companies with operations that for purposes of analysis may be considered similar to LG&E Energy. Goldman Sachs calculated and compared various financial multiples and ratios. The multiples and ratios of LG&E Energy and the Selected LG&E Comparables were calculated using a price of $24.75 per share of LG&E Energy Common Stock, the closing price on the NYSE on May 16, 1997, and on closing market prices on May 16, 1997 for each of the Selected LG&E Comparables, publicly reported financial results and publicly available information from a number of public sources as well as Goldman Sachs Investment Research Estimates. Unless otherwise indicated, earnings estimates including those for LG&E Energy were based on IBES estimates. Goldman Sachs considered for the Selected LG&E Comparables estimated 1997 P/E ratios, which ranged from 11.2x to 14.4x, compared to 14.8x for LG&E Energy, estimated 1998 P/E ratios for the Selected LG&E Comparables, which ranged from 11.1x to 13.6x, compared to 13.8x for LG&E Energy; dividend yield, which ranged from 3.2% to 7.3%, compared to 4.6% for LG&E Energy; 1997 estimated payout ratios, which ranged from 40.8% to 81.9%, compared to 68.9% for LG&E Energy; five-year projected EPS and dividend per share growth rates, which ranged from 3.0% to 10.0% and from 1.5% to 10.0%, respectively, compared to 3.5% and 2.0%, respectively, for LG&E Energy based on Goldman Sachs Investment Research estimates; and return on average total common equity for such period, which ranged from 9.1% to 16.2%, compared to 12.2% for LG&E Energy. Goldman Sachs also considered market values as a multiple of book value and latest twelve months cash flow (which was computed by adding net income available for common stock, depreciation, depletion and amortization, deferred taxes and other non-cash charges as of March 31, 1997). Goldman Sachs' analyses of the Selected LG&E Comparables indicated multiples of book value ranging from 1.3x to 2.2x, compared to a LG&E Energy multiple of 2.0x and multiples of cash flows ranging from 3.8x to 9.9x compared to a multiple of 8.0x for LG&E Energy.

    (ii) Selected Transactions Analysis. Goldman Sachs analyzed certain information relating to selected transactions in the electric and gas utility industry since 1987 (the "Goldman Selected Transactions"). Such analysis indicated, among other things, that for the Goldman Selected Transactions the premium over market value ranged from 0.0% to 65.0%, compared to a 36.1% premium over the market value of the KU Energy Common Stock in the Merger (based on the May 16, 1997 closing prices and the Exchange Ratio); the premium over five year high market value ranged from (61.9)% to 41.8% compared to a 26.2% premium over the five year high market value of the KU Energy Common Stock in the Merger (based on a five-year high price per share for KU Energy Common Stock and the Exchange Ratio); the multiple of price (based on the May 16, 1997 closing prices) to next year estimated earnings per share based on 1998 IBES estimates ranged from 7.3x to 22.0x, compared to 17.7x for the KU Energy Common Stock (based on the Exchange Ratio) and the multiple of price (based on the May 16, 1997 closing prices) to book value per share ranged from 0.6x to 3.2x, compared to 2.39x for the KU Energy Common Stock in the Merger (based on the Exchange Ratio).

    (iii) Pro Forma Merger Analysis. Goldman Sachs prepared pro forma analyses of the financial impact of the Merger on the holders of shares of KU Energy Common Stock using the following two sets of EPS estimates for the years 1997, 1998, 1999 and 2000: (i) EPS estimates for KU Energy and LG&E Energy contained in the Forecasts and the Anticipated Synergies prepared by their respective managements (the "Management Estimates") and
  (ii) EPS estimates for KU Energy based on IBES estimates and for LG&E Energy based on IBES estimates (the "Street Estimates"). Using such estimates, Goldman Sachs, among other things, compared the estimated EPS, for each such year, of KU Energy Common Stock, on a stand-alone basis, to the estimated EPS of the combined company's common stock on a pro forma basis. Based on such analysis and a closing LG&E Energy Common Stock price of $24.75 on May 16, 1997, the proposed Merger could be accretive to KU Energy's shareholders on an EPS basis, as applicable, in the years 1997, 1998, 1999, and 2000 based on both the Management Estimates and Street Estimates.

    (iv) Contribution Analysis. Goldman Sachs reviewed certain historical and estimated future operating and financial information (including, among other things, market capitalization, net income, cash-flow and book value) for KU Energy, LG&E Energy and the combined company resulting from the Merger based on the Forecasts and the Anticipated Synergies. Based on May 16, 1997 market values and March 31, 1997 financial information, the analysis indicated that on a pro forma basis KU Energy would contribute 41.1% of the market capitalization, 44.5% of the book value and 35.4% of the assets of the consolidated entity. Goldman Sachs also analyzed the relative income statement contributions of KU Energy and LG&E Energy to the consolidated entity and on a pro forma basis based on estimated years 1997, 1998, and 1999 financial data based on median IBES estimates for KU Energy and LG&E Energy. This analysis indicated that on a pro forma basis in 1997, 1998 and 1999 KU Energy would contribute 43.4%, 42.4% and 42.2%, respectively, of the net income of the consolidated entity. This analysis also indicated that on a pro forma basis KU Energy would have contributed 14.8% of the latest twelve month revenues of the consolidated entity. Goldman Sachs noted in this context that KU Energy shareholders would own approximately 48.7% of the stock of the combined company.

    (v) Historical Exchange Ratio. Goldman Sachs reviewed certain historical trading prices for the shares of KU Energy Common Stock and the shares of LG&E Energy Common Stock over various periods within the latest five years. Such analysis demonstrated a range of exchange ratios (calculated by dividing the price per share of KU Energy Common Stock by the price per share of LG&E Energy Common Stock) from 1.18x to 1.70x and an exchange ratio of 1.23x as of May 16, 1997 based on the closing per share prices of $30.375 per share of KU Energy Common Stock and $24.75 per share of LG&E Energy Common Stock on May 16, 1997. During the period from February 16, 1997 to May 16, 1997 the average exchange ratio was 1.24x. During the period from November 16, 1996 to May 16, 1997 the average exchange ratio was 1.23x. During the period from May 16, 1995 to May 16, 1997 the average exchange ratio was 1.27x. During the period from May 16, 1994 to May 16, 1997 the average exchange ratio was 1.36x. During the period from May 16, 1992 to May 16, 1997 the average exchange ratio was 1.44x.

    (vi) Discounted Cash Flow Analysis. Goldman Sachs performed discounted cash flow analyses to value the KU Energy Common Stock and LG&E Energy Common Stock using the Forecasts. Goldman Sachs calculated a net present value of free cash flows for KU Energy for the years 1997 through 2001 using discount rates ranging from 6.0% to 9.0%. Goldman Sachs calculated KU Energy's and LG&E Energy's terminal values in the year 2001 based on a terminal multiple of the year 2001 earnings. The terminal values were based on a multiple of 12.0x to 17.0x estimated earnings in 2001 and discounted to present value using discount rates ranging from 6.0% to 9.0%. This valuation resulted in implied per share values ranging from $22.94 to $41.09 for the KU Energy Common Stock and from $24.12 to $41.93 for the LG&E Energy Common Stock.

    (vii) Dividend Discount Valuation Analysis. Goldman Sachs performed a dividend discount valuation analysis for KU Energy and LG&E Energy. Using the indicated annual 1997 dividend of $1.76 per share for KU Energy and $1.15 for LG&E Energy, estimated dividend growth rates ranging from 1.5% to 3.0% and discount rates ranging from 6.0% to 9.0%, Goldman Sachs calculated that the implied per share value ranged from $23.47 to $58.67 for KU Energy Common Stock and from $15.33 to $38.33 for LG&E Energy Common Stock.

    (viii) Historical Stock Trading Analysis. Goldman Sachs reviewed the historical trading prices and volumes for the KU Energy Common Stock and the relationship between movements of the KU Energy Common Stock price and movements in a composite index of the Selected KU Comparables for the period from May 22, 1992 to May 16, 1997. Goldman Sachs also reviewed the historical trading prices and volumes for the LG&E Energy Common Stock and the relationship between movements of the LG&E Energy Common Stock price and movements in a composite index of the Selected LG&E Comparables for the period between May 15, 1992 and May 16, 1997.

  The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all such analyses, taken as a whole. Furthermore, in arriving at its fairness opinion, Goldman Sachs did not attribute any particular weight to any analysis or factor considered by it; rather, Goldman Sachs made its determination as to fairness on the basis of qualitative judgments as to the significance and relevance of the financial and comparative analyses and factors described above, taken as a whole. The analyses performed by Goldman Sachs are not necessarily indicative of actual values, trading values or actual future results that might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. No company or transaction used in the above analyses as a comparison is identical to KU Energy or LG&E Energy or the contemplated transaction. The analyses were prepared solely for purposes of Goldman Sachs in providing advisory services for the information and assistance of the KU Energy Board in connection with its consideration of the transaction contemplated by the Merger Agreement and do not constitute a recommendation to any shareholder of KU Energy as to how to vote on matters relating to the transactions contemplated by the Merger Agreement or purport to be appraisals or necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. Because such analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of KU Energy, LG&E Energy, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

  As described above, Goldman Sachs' opinion to the KU Energy Board was one of many factors taken into consideration by the KU Energy Board in making its determination to adopt the Merger Agreement. Although Goldman Sachs evaluated the fairness of the Exchange Ratio to the holders of shares of KU Energy Common Stock, the specific Exchange Ratio was determined by LG&E Energy and KU Energy through arm's-length negotiations. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs and is qualified in its entirety by reference to the full text of the written opinion of Goldman Sachs set forth in Annex G hereto.

  Goldman Sachs, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. KU Energy selected Goldman Sachs as its financial advisor because it is a nationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Goldman Sachs is familiar with KU Energy having provided certain investment banking services to KU Energy and certain of its subsidiaries from time to time, including having acted as managing underwriter of various public offerings for KU Energy's wholly-owned subsidiary, Kentucky Utilities, over the past five years, of securities aggregating $315.5 million principal amount and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger Agreement. Goldman Sachs also has provided certain investment banking services to LG&E Energy and certain of its subsidiaries from time to time. Goldman Sachs may provide investment banking services to LG&E Energy, the combined company or their respective subsidiaries in the future.

  In the ordinary course of the trading activities of Goldman Sachs, Goldman Sachs actively trades the equity securities of KU Energy and LG&E Energy and the debt securities of Kentucky Utilities and LG&E for its own account and for the accounts of customers of Goldman Sachs and may, therefore, at any time, hold a long or short position in such securities.

  Pursuant to a letter agreement dated October 22, 1996 (the "Goldman Sachs Engagement Letter"), KU Energy engaged Goldman Sachs to act as its financial advisor in connection with a potential merger, business combination or other strategic combination. Pursuant to the terms of the Goldman Sachs Engagement Letter, KU Energy has paid Goldman Sachs retainer fees of $150,000, which amount will be credited against the Success Fee (as defined below). In addition, in connection with the Merger, KU Energy has agreed to pay Goldman Sachs a success fee of 0.475% of the aggregate consideration paid for the KU Energy Common Stock (including amounts paid to holders of options, warrants and convertible securities) of approximately $7.4 million (the "Success Fee"). The Success Fee is payable in three installments, 33.3% upon execution of the Merger Agreement, 33.3% upon the approval of the Merger Agreement by KU Energy shareholders and 33.3% upon the consummation of the Merger. The first installment was calculated based on the LG&E Common Stock closing price on May 20, 1997, the business day prior to the announcement of the execution of the Merger Agreement. The remaining installments will consist of the actual Success Fee less the actual installments previously paid. The retainer fees were credited against the first installment of the Success Fee. KU Energy has also agreed to reimburse Goldman Sachs quarterly for its reasonable out-of-pocket expenses, including attorneys' fees and disbursements of up to $100,000 (which amount may be increased with the consent of KU Energy, which consent may not be unreasonably withheld), and to indemnify Goldman Sachs against certain liabilities, including certain liabilities under the federal securities laws.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendations of the Boards of Directors of LG&E Energy and KU Energy with respect to the Merger, shareholders should be aware that certain members of KU Energy's and LG&E Energy's management and Boards of Directors have certain interests in the Merger that are in addition to the interests of shareholders of LG&E Energy and KU Energy generally. The Board of Directors of each of LG&E Energy and KU Energy was aware of such interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby.

  Employment Agreements. The Employment Agreements with each of Messrs. Hale and Whitley will become effective only at the Effective Time. The Employment Agreement of Mr. Hale will replace his existing employment agreement that became effective January 1, 1997. The Employment Agreements are described in greater detail under "--Employment Agreements" below. In addition, while no employment agreements exist regarding other executive officers of LG&E Energy or its subsidiaries after the Effective Time, Mr. Hale and Mr. Whitley have orally agreed as to certain members of the executive management of LG&E Energy, LG&E and Kentucky Utilities after the Effective Time. See "LG&E Energy Following The Merger--Management of LG&E Energy After the Merger."

  Employee Plans and Severance Arrangements. Under certain benefit plans, severance arrangements and other employee agreements maintained, or entered into, by KU Energy, Kentucky Utilities, LG&E Energy and LG&E, certain benefits may become vested, and certain payments may become payable, in connection with the Merger. See "--Employee Plans and Severance Arrangements" below.

  Board of Directors. As provided in the Merger Agreement, at the Effective Time, the LG&E Energy Board will be reconstituted to consist of 15 directors, comprised of eight persons designated by LG&E Energy, including Roger W. Hale, and seven persons designated by KU Energy, including Michael R. Whitley. See "LG&E Energy Following the Merger--Management of LG&E Energy After the Merger."

  Indemnification. Pursuant to the Merger Agreement, to the extent, if any, not provided by an existing right of indemnification or other agreement or policy, from and after the Effective Time, LG&E Energy will, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who, prior to the Effective Time, was an officer, director or employee of KU Energy or LG&E Energy or any of their subsidiaries against all losses, expenses (including reasonable attorneys' fees), claims, damages or liabilities or, subject to certain restrictions, amounts paid in settlement, (i) arising out of actions or omissions occurring at or prior to the Effective Time that are in whole or in part based on, or arising out of, the fact that such person is or was a director, officer or employee of such party, or (ii) based on, arising out of or pertaining to the transactions contemplated by the Merger Agreement. See "The Merger Agreement--Indemnification."

CERTAIN ARRANGEMENTS REGARDING THE DIRECTORS AND MANAGEMENT OF LG&E ENERGY FOLLOWING THE MERGER

  In connection with the Merger, the LG&E Energy Board, at the Effective Time, will be reconstituted to consist of 15 persons, eight of whom will be designated by LG&E Energy and seven of whom will be designated by KU Energy. See "LG&E Energy Following the Merger--Management of LG&E Energy After the Merger" for a description of the composition of the LG&E Energy Board following the Merger. To date, LG&E Energy and KU Energy have not determined which individuals, in addition to Messrs. Hale and Whitley, will be designated to serve as directors of LG&E Energy as of the Effective Time. Upon consummation of the Merger, the Board of Directors of LG&E will consist of those persons serving as directors of LG&E immediately prior to the Merger plus those persons designated by KU Energy to serve on the LG&E Energy Board. Similarly, following the Merger, the Board of Directors of Kentucky Utilities will consist of those persons serving as directors of Kentucky Utilities immediately prior to the Merger plus those persons designated by LG&E Energy to serve on the LG&E Energy Board. In addition, the Merger Agreement provides that during the three year period commencing at the Effective Time, certain provisions thereof (including provisions relating to existing employee agreements, workforce matters, benefit plans, stock option and other plans and certain officer positions) may be enforced on behalf of the officers, directors and employees of KU Energy and LG&E Energy, as the case may be, by the directors of LG&E Energy designated by LG&E Energy and KU Energy, respectively (or their successors).

EMPLOYMENT AGREEMENTS

  Forms of the Employment Agreements of Messrs. Hale and Whitley are attached hereto as Annexes D and E, respectively. Messrs. Hale and Whitley are sometimes hereinafter individually referred to as the "Executive." The Employment Agreements will become effective only at the Effective Time and will have an initial term of five years commencing at the Effective Time with automatic renewal for additional one-year terms at the end of the initial term or any renewal term unless the Executive or LG&E Energy gives at least 3 months prior notice of an intention not to renew. The provisions of the Employment Agreements which relate to the Executive serving as a director on the LG&E Energy Board assume that the Executive is elected to the LG&E Energy Board by the LG&E Energy shareholders after the Effective Time.

  Pursuant to the Employment Agreements, from the Effective Time, Mr. Hale will serve as Chairman and Chief Executive Officer of LG&E Energy, LG&E and Kentucky Utilities and Mr. Whitley will serve as Vice

Chairman, President and Chief Operating Officer of LG&E Energy and Vice Chairman and Chief Operating Officer of LG&E and Kentucky Utilities.

  Mr. Hale's Employment Agreement provides that he will receive an annual base salary of not less than $675,000, subject to annual review by the Compensation Committee, and will participate in LG&E Energy's annual bonus plan and its long-term incentive plan. Mr. Hale's Employment Agreement provides for an annual bonus target award of not less than 60% of base salary and long-term incentive grants with a present value of not less than 110% of base salary to be delivered two-thirds in the form of performance units/shares and one-third in the form of non-qualified stock options. Mr. Whitley's Employment Agreement provides that he will receive an annual base salary of not less than $575,000, and will participate in the annual bonus plan and long-term incentive plan. Mr. Whitley's Employment Agreement provides for an annual bonus target award of not less than 55% of his base salary and long-term incentive grants with a present value of not less than 70% of his base salary to be delivered 60% in the form of performance units/shares and 40% in the form of non-qualified stock options. Each Executive also is entitled to term life insurance coverage in the amount of not less than $2,000,000. The Executives also are entitled to welfare benefits on the same basis as other senior executives of LG&E Energy, and certain fringe benefits, and will receive retirement benefits no less favorable than they would have received under the retirement plans in which they were covered prior to the Effective Time, computed, in the case of Mr. Whitley, using improved early retirement reduction factors.

  Certain Obligations of LG&E Energy upon Termination of Employment Agreement. If LG&E Energy terminates the employment of the Executive without cause (as defined in the respective Employment Agreements) or the Executive terminates his employment for good reason (as defined in the respective Employment Agreements which with respect to Mr. Whitley includes termination by the Executive for any reason during the 30-day period commencing on the first anniversary of the Effective Time), the Executive will receive, in addition to all compensation earned through the date of termination and coverage and benefits under all benefit and incentive compensation plans to which he is entitled pursuant to the terms thereof, a severance payment equal to the discounted present value of his base salary and target bonus for the greater of (i) two years, or (ii) the remainder of the employment term then in effect (the greater of (i) or (ii) being the "Continuation Period"). In addition, the Executive will receive his outstanding target bonus award, pro-rated through the date of his termination. Executive will continue to receive welfare benefits (i.e., medical insurance, etc.) on the same terms and conditions as prior to his termination for the Continuation Period. All of the Executive's stock options shall become exercisable and all restricted stock and other equity awards will vest. In addition, any long term incentive awards (other than stock options) will be cashed out at the discounted present value of the target payout pro-rated for the Executive's actual period of service and the Continuation Period. LG&E Energy also is required to provide perquisites for the Continuation Period, additional service credit for the Continuation Period under the LG&E Energy pension plans (or a payment therefor if such credit is precluded by law) and the term life insurance coverage described above for the periods provided for in the Employment Agreements.

  The Executive has no duty to mitigate and the severance benefits listed above will be offset by any benefits payable to Executive under any change in control agreement or benefit plans. However, the Executive will be grossed-up for any golden parachute excise taxes. If the Executive dies during the term of the Employment Agreement, LG&E Energy will pay to the Executive's beneficiaries or estate all compensation earned through the date of death and benefits payable under applicable benefit and incentive compensation plans (including previously deferred compensation, incentive compensation not less than pro rata based upon the target awards and the term life insurance coverage described above). In addition, all of the Executive's stock options will become exercisable and all restrictions pertaining to restricted stock or other equity awards will lapse. In the event Mr. Hale is terminated due to being permanently disabled, he will receive a benefit equal to 60% of base salary less: (i) 100% of the social security disability benefit, and (ii) the benefits provided under any LG&E Energy disability plan. If Mr. Whitley is terminated due to being permanently disabled, he will receive after exhaustion of his sick leave benefits the benefits provided under LG&E Energy's disability plan. In addition to all compensation earned through the date of termination and coverage and benefits under all benefit and incentive compensation plans pursuant to the terms thereof (a) both Executives will receive additional service credit for the Continuation Period (as defined above) under the LG&E Energy pension plans (or a payment therefor if such credit is precluded by law); (b) both Executives shall receive the discounted present value of the target bonuses that would be paid during the Continuation Period and a pro-rated target bonus through their date of termination; (c) all of the disabled Executive's stock options will become exercisable and all restrictions pertaining to restricted stock or other equity awards will lapse; and (d) both Executives will receive the term life insurance coverage described above for the periods provided in the Employment Agreements.

EMPLOYEE PLANS AND SEVERANCE ARRANGEMENTS

  KU Energy. Executive officers and certain other employees of KU Energy and Kentucky Utilities are eligible to be members in Kentucky Utilities' Supplemental Security Plan which provides retirement, disability and death benefits as well as a change in control retirement benefit and a change in control severance benefit. Members are entitled to change in control severance benefits in the following circumstances: (i) involuntary termination of the individual's employment within two years following a change in control (or, if later, prior to the consummation of the change in control transaction or its earlier abandonment) for reasons other than cause (as defined in the plan), death or permanent disability; (ii) resignation within two years of a change in control (or, if later, prior to the consummation of the change in control transaction or its earlier abandonment) for good reason (as defined in the plan); and (iii) in respect of the Chairman of the Board, the President, the Chief Financial Officer (or, if such positions are filled by less than three persons, the Executive Vice President), the Senior Vice Presidents and the Corporate Secretary, in each case of Kentucky Utilities, termination of employment for any reason during the 30-day period commencing on the first anniversary of the consummation of a change in control. In such circumstances, the employee will be entitled to a change in control severance payment equal to a certain percentage (300% in the case of executive officers of KU Energy or Kentucky Utilities) of the sum of (i) the employee's basic compensation and
(ii) the employee's target annual performance incentive compensation. In addition, the employee will be entitled to continuation of certain employee welfare benefits for up to three years following termination of employment, subject to an offset for comparable benefits. Under the Supplemental Security Plan, the employee is entitled to receive additional payments, if necessary, to reimburse the employee for certain excise tax liabilities payable under federal, state or local law as a result of the payment and any other compensation being contingent on a change in control. The Supplemental Security Plan's change in control retirement benefit provides that, upon termination of employment, other than for cause (as defined in the Supplemental Security Plan) following a change in control, an eligible member will receive a lump-sum amount equal to the present value of the retirement benefit provided under the Supplemental Security Plan (assuming the member is then 65 but prorated if the member then has less than 15 years of service, including an assumed three additional years of service in the case of executive officers); provided that, if the termination is more than two years from the change in control, the calculation of years of service will not include the assumed additional three years and the compensation upon which the benefit is calculated will be the actual compensation in effect at termination (rather than the compensation in effect at the change in control which, if higher, would be used if termination occurred within two years of the change in control). The change in control severance benefits and change in control retirement benefits are effective for a minimum of five years, which is automatically extended from year to year unless Kentucky Utilities gives notice that it does not wish to extend the period of effectiveness. The execution of the Merger Agreement constituted a change in control under the Supplemental Security Plan. Accordingly, members in the Supplemental Security Plan receiving a retirement benefit at the date of the Merger Agreement received a lump sum payment of the present value of their remaining benefit.

  The Annual Performance Incentive Plans, Performance Share Plans and Executive Deferred Compensation Plans of KU Energy and Kentucky Utilities and the Long Term Incentive Plan of KU Energy contain provisions relating to a change in control. Under the Performance Share Plans and Long Term Incentive Plan, or the awards granted thereunder, if a participant's employment is terminated voluntarily or involuntarily after a change in control, such participant will have the right to an immediate payment in shares of KU Energy Common Stock for all performance cycles in which the participant is currently participating. The amount payable to a participant in the event of termination following a change in control will be determined in accordance with the formula specified in those plans. In addition, after a change in control, whether or not the participant is terminated, under the Executive Deferred Compensation Plans, all amounts held under such plans will be paid to the participant. Under the Annual Performance Incentive Plans, after a change in control, whether or not a participant is terminated, a participant, including a participant who had terminated prior to the change in control by reason of retirement, disability or death, will have a right to an immediate cash payment based on actual base salary earned prior to the change in control and on the assumption that established targets for the year had been met.

  The execution of the Merger Agreement constituted, and the consummation of the Merger will also constitute, a "change in control" as defined under all the plans, or awards granted thereunder, described above other than the Annual Performance Incentive Plans under which only the consummation of the transactions contemplated by the Merger Agreement will constitute a "change in control". If the Merger occurred on December 31, 1997, and all participants in the plans described above were terminated immediately thereafter, it is estimated that, based on current compensation levels, valuation factors, interest rates and a KU Energy Common Stock price of $34.00, the aggregate after-tax cost of the change in control benefits would be approximately $34 million.

  All eligible directors of KU Energy and Kentucky Utilities are entitled to participate in the Director Retirement Retainer Programs (the "Director Retirement Plans") of KU Energy and Kentucky Utilities. As a result of the change in control that will be caused by the consummation of the transactions contemplated by the Merger Agreement, each person then receiving a retirement benefit will be paid a lump-sum payment equal to the discounted present value of all then unpaid installments of the director's retirement benefit. Each outside director in office immediately prior to the consummation of the transactions contemplated by the Merger Agreement will be eligible to receive an accelerated retirement benefit if the director terminates service as a director for any reason other than death within three years of the date of the change in control. Such accelerated retirement benefit would be paid in a lump sum within 30 days of such termination and would be equal to the discounted present value of the retirement benefit which such director would have received if the director had retired from service as a director at age 70 (or for certain directors, 72) and lived to collect the full benefit otherwise payable under the applicable Director Retirement Plan. Such benefit would be based on the higher of the annual retainer in effect immediately prior to the change in control or immediately prior to such director's termination of service.

  Directors may elect to have all or a specified portion of their directors' fees deferred under the Director Deferred Compensation Plans (the "Director Deferred Compensation Plans") of KU Energy and Kentucky Utilities. As a result of the change in control that will be caused by the consummation of the transactions contemplated by the Merger Agreement, all directors who terminated prior to the change in control whose deferred amounts have not been distributed will receive a lump sum payment of their undistributed amounts. Each current director who terminates within three years following the consummation of the transactions contemplated by this Agreement would be paid, within 15 days after termination, a lump sum payment of the director's deferred amounts.

  LG&E Energy. All executive officers of LG&E Energy and LG&E have change in control agreements. In the event of a change in control, all such officers of LG&E Energy and LG&E are entitled to the following payments if, within twenty-four months after such change in control, they are terminated for reasons other than cause or disability, or their employment responsibilities are altered: (i) all accrued compensation; (ii) a severance amount equal to 2.99 times the sum of (a) his or her annual base salary and (b) his or her "target" award pursuant to the LG&E Energy Annual Incentive Plan or the prior year's actual award, whichever is greater. Except for Mr. Hale, in no event is the payment to the executive to equal or exceed an amount which would constitute a nondeductible payment pursuant to Section 280G of the Code, or be subject to an excise tax imposed by Section 4999 of the Code. However, in order to help assure the continued availability of the services of LG&E Energy and LG&E executive officers prior to completion of the Merger, the LG&E Energy and LG&E Boards have approved amendments to the change of control agreements that (i) will eliminate the limitations described in the preceding sentence and (ii) will require LG&E Energy and LG&E to "gross-up" payments to cover any excise taxes that may be due as a result of such severance payments. The executive is entitled to receive such amounts in a lump-sum payment within thirty days of termination. A change in control encompasses certain mergers and acquisitions, changes in Board membership and acquisitions of voting securities of LG&E Energy and will include the Merger. If all LG&E Energy and LG&E executive officers had been terminated as of December 31, 1997 under circumstances giving rise to an entitlement to severance payments, the aggregate value of the severance payments (assuming specified increases in base salary and specified awards under the Annual Incentive Plan) would have been approximately $13.5 million.

  The LG&E Energy Long Term Incentive Plan and Annual Incentive Plan also contain provisions that accelerate the payment or vesting of benefits upon a change in control. However, under these plans, the Merger will not be a change in control.

DIVIDEND REINVESTMENT PLAN

  The LG&E Energy DRIP as in effect at the Effective Time will continue as the dividend reinvestment and stock purchase plan of LG&E Energy following the Merger. Participants in LG&E Energy's DRIP immediately prior to the Effective Time will continue to participate in such plan after the Effective Time. Following the Effective Time, former common shareholders of KU Energy will be eligible to participate in the LG&E Energy DRIP with respect to the shares of LG&E Energy Common Stock that they receive in the Merger. In addition, all accounts under the KU Energy DRIP will be automatically transferred to the LG&E Energy DRIP when the KU Energy Common Stock held therein is exchanged for LG&E Energy Common Stock in the Merger.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  General. The following is a summary description of material federal income tax consequences of the Merger. This summary is not a complete description of all of the consequences of the Merger and, in particular, may not address federal income tax considerations that may be important to a shareholder in light of such shareholder's particular circumstance or to shareholders subject to special rules, such as a shareholder that, at the Effective Time, is not a U.S. person or is a tax-exempt entity or an individual who acquired LG&E Energy Common Stock or KU Energy Common Stock pursuant to the exercise of options or similar derivative securities or otherwise as compensation. In addition, no information is provided with respect to the tax consequences of the Merger under foreign, state or local laws. This discussion further assumes that KU Energy shareholders and LG&E Energy shareholders hold their KU Energy Common Stock and their LG&E Common Stock, respectively, as capital assets within the meaning of Section 1221 of the Code. The discussion is based on the Code as in effect on the date of this Joint Proxy Statement/Prospectus, without consideration of the particular facts or circumstances of any shareholder. CONSEQUENTLY, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES TO HIM OR HER OF THE MERGER.

  The Merger. In the opinion of Simpson Thacher & Bartlett, tax counsel to LG&E Energy, and in the opinion of Jones, Day, Reavis & Pogue, tax counsel to KU Energy, subject to and assuming the matters set forth in the preceding paragraph, the receipt of certain customary representations and no change in relevant provisions of the Code, regulations or interpretation thereof from those in effect on the date of this Joint Proxy Statement/Prospectus, and assuming the Merger is consummated in accordance with the Merger Agreement and as described in this Joint Proxy Statement/Prospectus, the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. In the opinion of such firms, under current law, material federal income tax consequences of the Merger, as such a tax-free reorganization, will be:


    (i) No gain or loss will be recognized by LG&E Energy or KU Energy pursuant to the Merger;

    (ii) No gain or loss will be recognized by holders of KU Energy Common Stock upon the cancellation of their KU Energy Common Stock, together with the associated KU Energy Rights and conversion thereof into LG&E Energy Common Stock, together with the associated LG&E Energy Rights, pursuant to the Merger, except that (i) a holder of KU Energy Common Stock that receives cash in lieu of a fractional share interest in LG&E Energy Common Stock will generally recognize capital gain or loss equal to the difference between the cash received and the tax basis allocated to the fractional share interest as if the fractional share interest had been distributed as part of the Merger and then redeemed by LG&E Energy for cash, and (ii) a holder of KU Energy Dissenting Shares that receives cash instead of stock will generally recognize capital gain or loss equal to the difference between the cash received and the shareholder's tax basis in the KU Energy Dissenting Shares as though such KU Energy Dissenting Shares had been redeemed by KU Energy;

    (iii) The tax basis of the LG&E Energy Common Stock received by a KU Energy shareholder will be the same as such shareholder's tax basis in the KU Energy Common Stock that was exchanged therefor pursuant to the Merger, reduced by the tax basis allocable to any fractional share interest with respect to which cash is received;

    (iv) The holding period of the LG&E Energy Common Stock received by KU Energy shareholders pursuant to the Merger will include the shareholder's holding period with respect to KU Energy Common Stock that was cancelled pursuant to the Merger; and

    (v) No gain or loss will be recognized by holders of LG&E Energy Common Stock as a result of the Merger and their tax basis and holding period in such stock will not be effected by the Merger, except that a holder of LG&E Energy Dissenting Shares that receives cash generally will recognize capital gain or loss equal to the difference between the cash received and the shareholder's tax basis in the LG&E Energy Dissenting Shares as though such LG&E Energy Dissenting Shares had been redeemed by LG&E Energy.

  LG&E Energy's obligation to effect the Merger is conditioned on the delivery of an opinion to LG&E Energy from Simpson Thacher & Bartlett and KU Energy's obligation to effect the Merger is conditioned on the delivery of an opinion to KU Energy from Jones, Day, Reavis & Pogue, each dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, the Merger constitutes such a tax-free reorganization. However, the Internal Revenue Service would not be bound by any such opinion. Although it is a condition to the consummation of the Merger that such opinions be delivered on the Closing Date, under the Merger Agreement, LG&E Energy is permitted to waive the condition calling for the opinion of Simpson Thacher & Bartlett, and KU Energy is permitted to waive the condition calling for the opinion of Jones, Day, Reavis & Pogue. See "The Merger Agreement--Conditions to Each Party's Obligation to Effect the Merger." In the event of such a waiver by either party, the approval of the shareholders of the waiving party would be resolicited.

ACCOUNTING TREATMENT

  The Merger is designed to qualify as a pooling of interests for accounting and financial reporting purposes. Under this method of accounting, the recorded assets and liabilities of LG&E Energy and KU Energy will be carried forward at the Effective Time to the consolidated financial statements of LG&E Energy at their recorded amounts; income of LG&E Energy will include income of LG&E Energy and KU Energy for the entire fiscal year in which the Merger occurs; and the reported income of the separate corporations for prior periods will be combined and restated as income of LG&E Energy. The receipt by each of KU Energy and LG&E Energy of a letter from their respective independent accountants, stating that the transaction will qualify as a pooling of interests, is a condition precedent to consummation of the Merger. Representatives of Arthur Andersen LLP are expected to be present at the LG&E Energy Meeting and the KU Energy Meeting and to be available to respond to questions, and will have an opportunity to make a statement if they desire to do so. See "The Merger Agreement--Conditions to Each Party's Obligation to Effect the Merger" and "Unaudited Pro Forma Combined Condensed Financial Information."

STOCK EXCHANGE LISTING OF LG&E ENERGY COMMON STOCK

  Application will be made for the listing on the NYSE of the shares of the LG&E Energy Common Stock, together with the associated LG&E Energy Rights, to be issued pursuant to the terms of the Merger Agreement. The listing on the NYSE of such shares and Rights, subject to notice of issuance, is a condition precedent to the consummation of the Merger. So long as LG&E Energy and KU Energy continue to meet the requirements of the NYSE, LG&E Energy Common Stock and KU Energy Common Stock, as the case may be, will continue to be listed on the NYSE until the Effective Time. So long as LG&E Energy continues to meet the requirements of the CSE, LG&E Energy Common Stock will continue to be listed on the CSE and, so long as KU Energy continues to meet the requirements of the PE, KU Energy Common Stock will continue to be listed on the PE until the Effective Time.

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

FEDERAL SECURITIES LAW CONSEQUENCES

  All shares of the LG&E Energy Common Stock received by KU Energy shareholders in the Merger will be freely transferable, except that shares of LG&E Energy Common Stock received by persons who are deemed to be "affiliates" (as such term is defined under the Securities Act) of LG&E Energy or KU Energy prior to the Merger may be resold by them only in transactions permitted by the resale provisions of Rule 145 promulgated under the Securities Act (or Rule 144, in the case of such persons who become affiliates of LG&E Energy) or as otherwise permitted under the Securities Act. Persons who may be deemed to be affiliates of LG&E Energy or KU Energy generally include individuals or entities that control, are controlled by, or are under common control with, such party and may include certain officers and directors of such party as well as principal shareholders of such party. The Merger Agreement requires each of LG&E Energy and KU Energy to use all reasonable efforts to cause each of its affiliates to execute a written agreement to the effect that such affiliate will not offer or sell or otherwise dispose of (i) any shares of LG&E Energy or KU Energy during the period beginning 30 days prior to the Effective Time and continuing until such time as results covering at least 30 days of post-Effective Time operations of LG&E Energy have been published or
(ii) any of the shares of the LG&E Energy Common Stock issued to such affiliate in or pursuant to the Merger in violation of the Securities Act or the rules and regulations promulgated by the SEC thereunder.

  This Joint Proxy Statement/Prospectus does not cover resales of LG&E Energy Common Stock received by any person who may be deemed to be an affiliate of LG&E Energy or KU Energy.

DISSENTERS' RIGHTS

  The following discussion of dissenters' rights under the KBCA does not purport to be complete and is qualified in its entirety by reference to the provisions of Subtitle 13 of the KBCA attached as Appendix J hereto. Each of LG&E Energy and KU Energy hereby undertakes to supply a complete copy of Subtitle 13 upon written request of its respective shareholders to: (i) in the case of LG&E Energy, John R. McCall, Executive Vice President, General Counsel and Secretary, LG&E Energy Corp., P.O. Box 32030, 220 West Main Street, Louisville, Kentucky 40232 or (ii) in the case of KU Energy, George S. Brooks II, General Counsel and Secretary, KU Energy Corporation, One Quality Street, Lexington, Kentucky 40507.

  Any holder of LG&E Energy Common Stock or KU Energy Common Stock who is entitled to vote at the LG&E Energy Meeting or the KU Energy Meeting and who objects to the Merger may demand payment for his or her shares. Any such shareholder who elects to exercise such Dissenters' Rights and wishes to do so
(i) must, before the vote is taken at the Special Meeting regarding approval of the Merger, deliver to LG&E Energy or KU Energy, as the case may be, written notice of such shareholder's intent to demand payment for such shareholder's shares and (ii) must not vote such shares in favor of approval of the Merger. A record shareholder may assert Dissenters' Rights as to fewer than all the shares registered in such shareholder's name only if such record shareholder dissents with respect to all shares beneficially owned by any one person and notifies LG&E Energy or KU Energy, as the case may be, in writing of the name and address of each person on whose behalf such record shareholder asserts Dissenters' Rights. Similarly, a beneficial owner of LG&E Energy Common Stock or KU Energy Common Stock may assert Dissenters' Rights as to shares held on the beneficial owner's behalf if the beneficial owner submits to LG&E Energy or KU Energy, as the case may be, the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts Dissenters' Rights and the beneficial owner does so with respect to all shares of which it is the beneficial owner or over which it has power to direct the vote. All notices to LG&E Energy or KU Energy should be sent or delivered to its address at the end of the immediately preceding paragraph.

  Not more than ten days after approval of the Merger by shareholders, LG&E Energy or KU Energy, as the case may be, must send to each person who has satisfied the foregoing requirements for asserting Dissenters' Rights a notice (the "Dissenters' Notice") which must, among other things: (i) state where the payment demand (described below) must be sent, (ii) state where and when share certificates must be deposited, (iii) supply a form for demanding payment that includes the date of the first public announcement of the proposed Merger

(which date was May 21, 1997) and requires that the shareholder asserting Dissenters' Rights certify whether the shareholder acquired beneficial ownership of its shares before that date, (iv) set a date (which must be at least 30 but not more than 60 days after the date the Dissenters' Notice is delivered) by which LG&E Energy or KU Energy, as the case may be, must receive the payment demand; and (v) be accompanied by a copy of Subtitle 13 (the dissenters' rights provision) of the KBCA.

  A shareholder who receives a Dissenters' Notice and wishes to exercise Dissenters' Rights must submit a demand for payment (a "payment demand"), must certify whether beneficial ownership was acquired prior to May 21, 1997, and must deposit the applicable share certificates in accordance with the terms of the Dissenters' Notice. Upon receipt of such payment demand and the share certificates from a dissenting shareholder who certified that beneficial ownership was acquired before May 21, 1997, LG&E Energy or KU Energy, as the case may be, will pay the dissenting shareholder the respective company's estimate of the fair value of the dissenting shareholder's shares plus interest, if any, from the date the Merger is consummated. Upon receipt of such payment demand and the share certificates from a dissenting shareholder who did not certify that beneficial ownership was acquired prior to May 21, 1997, LG&E Energy or KU Energy, as the case may be, may choose (in lieu of paying) to offer to purchase the dissenting shareholder's shares at a price based upon such company's estimate of the fair value of the dissenting shareholder's shares plus accrued interest, if any.

  Within 30 days after receipt of such payment or offer, the dissenting shareholder either: (i) must accept the payment or offer or (ii) must notify LG&E Energy or KU Energy, as the case may be, in writing of the shareholder's estimate of the fair value of the shares (and accrued interest) and demand payment of the estimate (less any payment previously received). In the event LG&E Energy or KU Energy, as the case may be, fails to make payment to a person within 60 days after the date set for demanding payment, such person may notify such company in writing of his or her own estimate of the fair value of his or her shares (and accrued interest) and demand payment of such estimate. If a dissenting shareholder and its company cannot agree as to the fair value of such dissenter's shares, such company must, within 60 days after receiving the payment demand, commence a proceeding, in the case of LG&E Energy, in the Circuit Court of Jefferson County, Kentucky, or, in the case of KU Energy, in the Circuit Court of Fayette County, Kentucky, to determine the fair value of such shares. If such company fails to commence such a proceeding within such 60-day time period, such company must pay to each dissenting shareholder whose demand remains unsettled the amount each such dissenting shareholder demands as fair value.

  Shareholders contemplating exercising Dissenters' Rights under Kentucky law are urged to read carefully the provisions of Subtitle 13 of the KBCA attached as Annex J hereto.

                              REGULATORY MATTERS

  As indicated below, consummation of the Merger is subject to numerous regulatory approvals, which are presently anticipated to be received by the second half of 1998. Set forth below is a summary of the material regulatory requirements affecting the Merger.

  State Approvals and Related Matters. LG&E is currently subject to the jurisdiction of the Kentucky Public Service Commission (the "Kentucky Commission"). Kentucky Utilities is currently subject to the jurisdiction of the Kentucky Commission, the Virginia State Corporation Commission (the "Virginia Commission") and the Tennessee Regulatory Authority (the "Tennessee Authority").

  Applications for approval of the Merger and related transactions were filed in July 1997 with the Kentucky Commission and the Virginia Commission. A notice filing will be made with the Tennessee Authority.

  Assuming the requisite regulatory approvals are obtained, LG&E's retail utility operations will remain subject to regulation by the Kentucky Commission and Kentucky Utilities' retail utility operations will remain subject to regulation by the Kentucky Commission, the Virginia Commission and the Tennessee Authority.

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

  The Kentucky Commission and the Virginia Commission must find, in general, that the Merger is in the public interest. Such commissions may attach such conditions to their approval as they deem to be appropriate or necessary.

  Kentucky Utilities and LG&E have included a regulatory plan in the filings seeking regulatory approval of the Merger. The companies propose that the net non-fuel cost savings expected to result from the Merger be spread among the shareholders, wholesale requirements customers and the retail electric customers in each state jurisdiction in an equitable manner over a five year period. All fuel savings would be passed on to customers through fuel adjustment clauses. The Kentucky Utilities and LG&E proposal for allocation of these net non-fuel cost savings among each of the state jurisdictions would, if approved, result in reductions (in the form of surcredits) in retail electric customers' bills in amounts based on 50% of the currently estimated non-fuel cost savings to be achieved as a result of the Merger, less 50% of the actual costs to achieve such savings (but not in excess of estimated costs to achieve), in each of the five years following effectiveness of the Merger. Under the plan, customers would be entitled to such reductions (surcredits) whether or not such level of cost savings was actually achieved. In addition, a rate freeze is proposed for five years after consummation of the Merger, except in the event of an extraordinary circumstance such as a significant increase in the federal corporate tax rate. No assurance can be given that the regulatory plan for sharing savings will be approved or that the regulatory authorities will not seek greater allocation of savings to customers or otherwise seek reductions in Kentucky Utilities' or LG&E's rates.

  Public Utility Holding Company Act of 1935. Section 9(a)(2) of the 1935 Act provides that it is unlawful for any person to acquire any security of any public utility company if that person owns, or by virtue of that transaction will come to own, 5% or more of the voting securities of that public utility company and of any other public utility company, without the prior approval of the SEC. As a result of the Merger, LG&E Energy, which is currently an exempt holding company under the 1935 Act, will be deemed to acquire directly or indirectly all of the common stock of Kentucky Utilities (a public utility) and 20% of the common stock of EEI (also a public utility). Accordingly, LG&E Energy is required to obtain SEC approval under Section 9(a)(2) of the 1935 Act to consummate the Merger. An application for approval of the Merger will be filed by LG&E Energy at the appropriate time. Under the applicable standards of the 1935 Act, the SEC is directed to approve a proposed acquisition unless it finds that (1) the acquisition would tend towards detrimental interlocking relations or a detrimental concentration of control,
(2) the consideration to be paid in connection with the acquisition is not reasonable, (3) the acquisition would unduly complicate the capital structure of the applicant's holding company system or would be detrimental to the proper functioning of the applicant's holding company system, or (4) the acquisition would violate applicable state law. In order to approve a proposed acquisition, the SEC must also find that the acquisition would tend towards the development of an integrated public utility system and would otherwise conform to the 1935 Act's integration and corporate simplification standards.

  Each of LG&E Energy and KU Energy is currently exempt from the registration and other requirements of the 1935 Act, other than from Section 9(a)(2) thereof, pursuant to Rules of the SEC under Section 3(a)(1) of the 1935 Act. The basis of the exemption under Section 3(a)(1) is that each of LG&E Energy and KU Energy and their respective public utility subsidiaries are predominantly intrastate in character and carry on their businesses substantially in a single state in which they are organized (i.e., Kentucky). The Section 3(a)(1) exemption under which LG&E Energy and KU Energy currently operate will be available to LG&E Energy after consummation of the Merger. Kentucky Utilities, which is also a holding company by virtue of ownership of 20% of EEI, is currently exempt under Section 3(a)(2) of the 1935 Act and will continue to qualify for such exemption.

  Federal Power Act. Section 203 of the Federal Power Act provides that no public utility shall sell or otherwise dispose of its jurisdictional facilities or, directly or indirectly, merge or consolidate such facilities with those of any other person or acquire any security of any other public utility without first having obtained authorization from the FERC. The approval of the FERC is required in order to consummate the Merger. Under
Section 203 of the Federal Power Act, the FERC will approve a merger if it finds the merger "consistent with the public interest." FERC has stated in a recent Policy Statement that, in analyzing a merger under Section 203, it will evaluate the following criteria: (i) the effect of the merger on competition in electric power markets, utilizing an initial screening approach derived from the Department of Justice/Federal Trade Commission Horizontal Merger Guidelines to determine if a merger will result in an increase in an applicant's market power;

(ii) the effect of the merger on the applicants' wholesale and transmission customers; and (iii) the effect of the merger on state and federal regulation of the applicants. LG&E Energy and KU Energy will file, at the earliest practicable date, a combined application with the FERC requesting that the FERC approve the Merger under Section 203 of the Federal Power Act (the "FERC Application"). In connection with the FERC Application, LG&E and Kentucky Utilities also will file an open access transmission service tariff that offers service over their combined transmission system and a coordination agreement under Section 205 of the Federal Power Act, to become effective upon consummation of the Merger.

  Antitrust Considerations. The HSR Act and the rules and regulations promulgated thereunder provide that certain transactions (including the Merger) may not be consummated until certain information has been submitted to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC") and specified HSR Act waiting period requirements have been satisfied. The expiration or earlier termination of the HSR Act waiting period would not preclude the Antitrust Division or the FTC from challenging the Merger on antitrust grounds. Neither KU Energy nor LG&E Energy believes that the Merger will violate federal antitrust laws. If the Merger is not consummated within 12 months after the expiration or earlier termination of the initial HSR Act waiting period, LG&E Energy and KU Energy would be required to submit new information to the Antitrust Division and the FTC, and a new HSR Act waiting period would have to expire or be earlier terminated before the Merger could be consummated. LG&E Energy and KU Energy intend to file their premerger notifications pursuant to the HSR Act at such time as they believe will result in the expiration or termination of the waiting period thereunder within 12 months before the anticipated consummation of the Merger.

  Other. Kentucky Utilities and LG&E each have environmental permits and licenses that may need to be renewed or replaced as a result of the Merger. Kentucky Utilities and LG&E do not anticipate any difficulties at the present time in obtaining such renewals or replacements.

  General. Under the Merger Agreement, LG&E Energy and KU Energy have agreed to use all reasonable efforts to obtain all necessary material permits, licenses, franchises and other governmental authorizations necessary or advisable to consummate or effect the transactions contemplated by the Merger Agreement. Various parties may seek intervention in these proceedings to oppose the Merger or to have conditions imposed upon the receipt of necessary approvals. While LG&E Energy and KU Energy believe that they will receive the requisite regulatory approvals for the Merger, there can be no assurance as to the timing of such approvals or the ability of such parties to obtain such approvals on satisfactory terms or otherwise. It is a condition to the consummation of the Merger that final orders approving the Merger be obtained from the various federal and state commissions described above on terms and conditions which would not have, or would not be reasonably likely to have, a material adverse effect on the business, assets, financial condition or results of operations of LG&E Energy and its prospective subsidiaries taken as a whole, or of LG&E or of Kentucky Utilities or which would be materially inconsistent with the agreements of the parties contained in the Merger Agreement. There can be no assurance that any such approvals will not contain terms or conditions that cause such approvals to fail to satisfy such condition to the consummation of the Merger.

                              THE MERGER AGREEMENT

  The following is a brief summary of certain provisions of the Merger Agreement, which is attached as Annex A and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Merger Agreement.

THE MERGER

  The Merger Agreement provides that, following the approval of the Merger Agreement by the shareholders of LG&E Energy and KU Energy, and the satisfaction or waiver of the other conditions to the Merger, including obtaining the requisite regulatory approvals, KU Energy will be merged with and into LG&E Energy, with LG&E Energy as the surviving corporation.

  If the Merger Agreement is approved by the shareholders of LG&E Energy and KU Energy, and the other conditions to the Merger are satisfied or waived, the closing of the Merger (the "Closing") will take place on the second business day immediately following the date on which the last of the conditions referred to below under "The Merger Agreement--Conditions to Each Party's Obligation to Effect the Merger" is fulfilled or waived, or at such other time and date as LG&E Energy and KU Energy shall mutually agree (the "Closing Date"). On or after the Closing Date, the Merger will become effective at the Effective Time, as specified in the articles of merger filed by LG&E Energy with the Secretary of State of the Commonwealth of Kentucky.

  Subject to the condition that the opinions of Blackstone and Goldman Sachs as to the fairness of the Exchange Ratio to the holders of LG&E Energy Common Stock and KU Energy Common Stock, respectively, shall not have been withdrawn, KU Energy and LG&E Energy agreed in the Merger Agreement to call, give notice of, convene and hold a meeting of their respective shareholders as soon as reasonably practicable for the purpose of securing their approval to the Merger.

  Consummation of the Merger. Upon consummation of the Merger:

  . Each share of KU Energy Common Stock, together with the associated KU Energy Rights, that is owned by KU Energy as treasury stock, by subsidiaries of KU Energy, by LG&E Energy or by any subsidiaries of LG&E Energy shall be cancelled and cease to exist.

  . Each issued and outstanding share of KU Energy Common Stock (other than shares that are cancelled as described above and KU Energy Dissenting Shares), together with the associated KU Energy Rights, will be cancelled and converted into the right to receive 1.67 shares of LG&E Energy Common Stock, together with the associated LG&E Energy Rights.

  . Each issued and outstanding share of LG&E Energy Common Stock (other than
    LG&E Energy Dissenting Shares), together with the associated LG&E Energy Rights, shall remain outstanding and shall continue to represent one fully paid and nonassessable share of LG&E Energy Common Stock, together with the associated LG&E Energy Rights.

  . KU Energy Dissenting Shares will not be cancelled and converted into the right to receive LG&E Energy Common Stock in the Merger, and LG&E Energy Dissenting Shares will not remain outstanding, but each will be cancelled and converted into such consideration as may be due with respect to such shares pursuant to the applicable provisions of the KBCA, unless and until the right of such holder to receive fair value for such KU Energy Dissenting Shares or LG&E Energy Dissenting Shares, as the case may be, terminates in accordance with the KBCA, in which case such shares will cease to be KU Energy Dissenting Shares or LG&E Energy Dissenting Shares, as the case may be, and will represent the right to receive or retain LG&E Energy Common Stock, as the case may be, pursuant to the Merger Agreement.

  Based upon the capitalization of LG&E Energy and KU Energy on May 16, 1997, and the Exchange Ratio of 1.67 shares of LG&E Energy Common Stock per share of KU Energy Common Stock, upon consummation of the Merger, 51.3% of the outstanding LG&E Energy Common Stock will be owned by the shareholders of LG&E Energy prior to the Merger and 48.7% will be owned by former KU Energy shareholders. The value of the 1.67 shares of LG&E Energy Common Stock to be received in exchange for each share of KU Energy Common Stock was $40.706 based upon the $24.375 closing price of a share of LG&E Energy Common Stock on May 20, 1997, the trading day preceding the public announcement of the Merger Agreement and $36.114 based upon the $21.625 closing price of a share of LG&E Energy Common Stock on August 19, 1997, the most recent date for which it was practicable to obtain market price data prior to printing and mailing this Joint Proxy Statement/Prospectus.

  If any holder of KU Energy Common Stock would be entitled to receive a number of shares of LG&E Energy Common Stock that includes a fraction, then in lieu of a fractional share, such holder will be entitled to receive a cash payment in an amount determined by multiplying the fractional share interest by the average of the last reported sales price, regular way, per share of LG&E Energy Common Stock on the NYSE Composite Tape for the ten business days prior to and including the last business day prior to the day on which the Effective Time occurs.

  As soon as practicable after the Effective Time, a company mutually agreeable to KU Energy and LG&E Energy (the "Exchange Agent") will mail to each holder of record of a KU Energy Certificate which immediately prior to the Effective Time represented outstanding shares of KU Energy Common Stock (and KU Energy Rights) that were converted into the right to receive shares of LG&E Energy Common Stock (and LG&E Energy Rights), a letter of transmittal and instructions for use in effecting the surrender of the KU Energy Certificates for certificates representing shares of LG&E Energy Common Stock. Upon surrender of a KU Energy Certificate to the Exchange Agent for cancellation, together with a duly executed letter of transmittal and such other documents, if any, as the Exchange Agent may require, the holder of such KU Energy Certificate will be entitled to receive a certificate representing that number of whole shares of LG&E Energy Common Stock and any cash in lieu of a fractional share of LG&E Energy Common Stock which such holder has the right to receive pursuant to the provisions of the Merger Agreement. Until surrendered, each KU Energy Certificate will be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of LG&E Energy Common Stock and cash in lieu of any fractional share of LG&E Energy Common Stock.

  The letter of transmittal may, at the option of LG&E Energy, provide for the ability of a holder of one or more KU Energy Certificates to elect that the shares of LG&E Energy Common Stock to be received in exchange for the shares of KU Energy Common Stock formerly represented by such surrendered KU Energy Certificates be issued in uncertificated form or to elect that such shares be credited to an account established for such holder under LG&E Energy's DRIP.

  No dividends or other distributions declared or made after the Effective Time with respect to shares of LG&E Energy Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered KU Energy Certificate and no cash payment in lieu of fractional shares will be paid to any such holder until such KU Energy Certificate is surrendered. After such surrender, subject to applicable law, there will be paid to such holder, without interest, the unpaid dividends and distributions, and any cash payment in lieu of a fractional share, to which such holder is entitled.

  HOLDERS OF KU ENERGY COMMON STOCK SHOULD NOT SEND IN THEIR KU ENERGY CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL LETTER.

DIRECT SUBSIDIARIES AND UNRESTRICTED SUBSIDIARIES

  The Merger Agreement designates LG&E and Kentucky Utilities and certain wholly-owned subsidiaries of LG&E Energy and KU Energy, respectively, as "LG&E Energy Subsidiaries" and "KU Energy Subsidiaries" (which are collectively referred to as "Direct Subsidiaries"). The remaining subsidiaries, joint venture interests and investments of LG&E Energy and KU Energy are referred to as "Unrestricted Subsidiaries." The representations and warranties of LG&E Energy and KU Energy in the Merger Agreement apply only to, and the covenants of LG&E Energy and KU Energy in the Merger Agreement apply only to, the parties themselves and their Direct Subsidiaries. LG&E Energy and KU Energy have agreed to restrict to a certain dollar figure the amount of additional investments in, or loans or capital contributions, or guarantees or obligations that each can allocate to, their Unrestricted Subsidiaries between the date of the Merger Agreement and the Effective Time.

REPRESENTATIONS AND WARRANTIES

  The Merger Agreement contains customary representations and warranties by each of LG&E Energy and KU Energy relating to, among other things: (a) their respective organizations, the organization of their respective subsidiaries and similar corporate matters; (b) their respective capital structures; (c) authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters; (d) statutory approvals; (e) their compliance with applicable laws and agreements; (f) reports and financial statements filed with the SEC and the accuracy of information contained therein; (g) the absence of any material adverse effect on their business, assets, financial condition, results of operations, or prospects; (h) the absence of adverse material suits, claims or proceedings, and other litigation issues; (i) the accuracy of information supplied by each of KU Energy and LG&E Energy for use in the Registration Statement of which this Joint Proxy Statement/Prospectus forms a part; (j) tax matters; (k) certain agreements relating to certain employment, consulting and benefits matters;
(1) retirement and other employee benefit plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (m) labor matters; (n) compliance with all applicable environmental laws, possession of all material environmental, health, and safety permits and other environmental issues; (o) the regulation of LG&E and Kentucky Utilities as public utilities in specified states; (p) the shareholder vote required in connection with the Merger Agreement and the transactions contemplated thereby (as set forth in this Joint Proxy Statement/Prospectus); (q) that neither LG&E Energy nor KU Energy or any of their respective affiliates have taken or agreed to take any action that would prevent LG&E Energy from accounting for the Merger as a pooling of interests; (r) the applicability of certain provisions of Kentucky law relating to changes in control; (s) the delivery of fairness opinions by Blackstone, in the case of LG&E Energy, and Goldman Sachs, in the case of KU Energy; (t) insurance against customary risks; (u) the absence of ownership of each other's stock; and (v) the LG&E Energy Rights and the KU Energy Rights not becoming exercisable by the Merger.

CERTAIN COVENANTS

  Pursuant to the Merger Agreement, KU Energy and LG&E Energy have agreed that, during the period from the date of the Merger Agreement until the Effective Time, except as permitted by the Merger Agreement (including the disclosure schedules thereto) or the Stock Option Agreements, or as otherwise consented to in writing by the other parties, each will (and each of its Direct Subsidiaries will), subject to certain exceptions specified therein, among other things: (a) carry on its business only in the ordinary course consistent with prior practice; (b) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, other than to such party or its wholly-owned subsidiaries, dividends required to be paid on any LG&E Preferred Stock or Kentucky Utilities Preferred Stock, regular quarterly dividends to be paid on LG&E Energy Common Stock not to exceed 104% of the dividends for the prior fiscal year, and regular quarterly dividends to be paid on KU Energy Common Stock not to exceed 102.5% of the dividends for the prior fiscal year; (c) not issue or encumber any capital stock, rights, warrants, options or convertible or similar securities other than (i) issuances pursuant to the Stock Option Agreements, (ii) intercompany issuances, (iii) issuances pursuant to the LG&E Energy Rights Agreement or KU Energy Rights Agreement, (iv) in connection with refunding preferred stock with preferred stock or debt at a lower cost of funds and (v) up to 500,000 shares of KU Energy Common Stock and 500,000 shares of LG&E Energy Common Stock to be issued for general corporate purposes, including issuances in connection with acquisitions and financing and issuances pursuant to employee benefit plans, stock option and other incentive compensation plans, directors' plans and stock purchase and dividend reinvestment plans; (e) not amend its articles of incorporation or bylaws except as contemplated in the Merger Agreement; (f) not engage in material acquisitions in excess of $300 million, singularly or in the aggregate; (g) not make any capital expenditures in excess of $50 million in the aggregate over the amounts budgeted; (h) not sell, lease, encumber or otherwise dispose of material assets in an aggregate amount equaling or exceeding $100 million, other than planned or ordinary course of business dispositions and encumbrances; (i) not incur indebtedness (or guarantees thereof), other than (i) short-term indebtedness in the ordinary course of business consistent with prior practice, (ii) long-term indebtedness, not aggregating more than $100 million, (iii) arrangements between such party and its Direct Subsidiaries or among its Direct Subsidiaries, (iv) in connection with the refunding of existing indebtedness,
(v) in connection with any permitted refunding of preferred stock, or (vi) indebtedness incurred to finance acquisitions permitted by, and subject to the limitations imposed by, the terms of the Merger Agreement; (j) not enter into, adopt or amend or increase the amount or accelerate the payment or vesting of any benefit or amount payable under, any employee benefit plan or other agreement, commitment, arrangement, plan or policy, except for normal increases in the ordinary course of business consistent with industry practice that, in the aggregate, do not result in a material increase in benefits; (k) not engage in any activity which would cause a change in its status under the 1935 Act; (l) not commence construction of or obligate itself to purchase any additional generating, transmission or delivery capacity other than in the ordinary course of business consistent with past practice or pursuant to tariffs on file with the FERC or as budgeted; (m) not make any changes in their accounting methods other than as required by law or in accordance with generally accepted accounting principles; (n) not take any action to prevent LG&E Energy from accounting for the business combination to be

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

effected by the Merger as a pooling of interests; (o) not take any action that would adversely affect the status of the Merger as a tax-free transaction; (p) not enter into agreements with affiliates (other than wholly-owned subsidiaries) other than on an arm's-length basis; (q) cooperate with the other party, provide reasonable access to its books and records and notify the other party of any significant changes; (r) discuss with the other party any proposed changes in the rates or charges of LG&E or Kentucky Utilities (other than pass-through fuel and gas rates or charges) or standards of service or accounting; consult with the other prior to making any filing (or any amendment thereto), or effecting any agreement, commitment, arrangement or consent with governmental regulators; and not make any filing to change the rates of LG&E or Kentucky Utilities that would have a material adverse effect on the benefits associated with the Merger; (s) use all commercially reasonable efforts to obtain certain third-party consents to the Merger; (t) not to willfully take any action that would or is reasonably likely to result in a material breach of the Merger Agreement; (u) not take any action that is likely to jeopardize the qualification of LG&E's or Kentucky Utilities' outstanding revenue bonds as tax-exempt industrial revenue bonds; (v) create a joint transition management task force to examine alternatives to effect the integration of the parties after the Effective Time; (w) refrain from taking specified actions relating to tax matters; (x) not discharge or satisfy any claims, liabilities or obligations, other than discharges in the ordinary course of business or in accordance with their terms, of liabilities reflected in the most recent consolidated financial statements; (y) not, except in the ordinary course of business, change the status of any of its material contracts or agreements or waive or release or assign any material rights or claims; and (z) maintain adequate insurance and use reasonable efforts to maintain all existing governmental permits.

  In addition, LG&E Energy agreed that it will not make, and will not permit any of its Direct Subsidiaries to make, any additional investments in, or loans to, any LG&E Energy Unrestricted Subsidiary in excess of $50 million (exclusive of the amounts described above that are permitted or budgeted for capital expenditures and acquisitions), and KU Energy agreed that it will not make, and will not permit any of its Direct Subsidiaries to make, any additional investments in, or loans to, any KU Energy Unrestricted Subsidiary in excess of $50 million (exclusive of the amounts described above that are permitted or budgeted for capital expenditures and acquisitions).

  The parties also agreed in the Merger Agreement that, prior to the mailing of the Joint Proxy Statement/Prospectus, LG&E Energy and KU Energy shall take all actions necessary so that at or prior to the Effective Time, the LG&E Energy Articles shall be amended to increase the number of authorized shares of LG&E Energy Common Stock to 300 million shares and increase the number of Series A Preferred Stock to 2 million shares and to amend and restate the bylaws of LG&E Energy. The Merger Agreement provides that, if the parties are unable to obtain the necessary statutory approvals and other third-party consents which are necessary to effect the strategic combination of LG&E Energy and KU Energy in the form contemplated by the Merger Agreement, and the adoption of an alternative structure (that otherwise substantially preserves for LG&E Energy and KU Energy the economic benefits of the Merger) would result in such conditions being satisfied or waived, then the parties shall use their respective best efforts to effect a business combination among themselves by means of a mutually agreed upon structure other than the Merger that so preserves such benefits.

NO SOLICITATION OF TRANSACTIONS

  The Merger Agreement provides that no party thereto will, and each such party will cause its Direct Subsidiaries not to, and each such party will not permit any of its representatives or subsidiaries that are not Direct Subsidiaries to, and each such party will use its best efforts to cause such persons not to, directly or indirectly: initiate, solicit or encourage, or take any action to facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to, any Business Combination Proposal (as defined herein), or, in the event of an unsolicited Business Combination Proposal, engage in negotiations or provide any information or data to any person relating to any Business Combination Proposal, provided, however, that either LG&E Energy or KU Energy may, at any time prior to the approval of the Merger Agreement by the LG&E Energy shareholders, in the case of LG&E Energy, or by the KU Energy shareholders, in the case of KU Energy, engage in discussions or negotiations with a third party if, and only to the extent that, (i) such third party shall first have made an unsolicited Business Combination Proposal to LG&E Energy or KU Energy, respectively, and (ii) the LG&E Energy Board or KU Energy Board, as the case may be, shall have determined in good faith, based upon the written advice of outside counsel, that such action is required by its fiduciary duties under applicable law. Notwithstanding the foregoing, prior to furnishing such information or entering into such negotiations, the target party must provide the other party to the Merger prompt notice that such action will be taken and receive an executed confidentiality agreement from such third party in customary form on terms not materially more favorable to such party than the terms of the confidentiality agreement between KU Energy and LG&E Energy. Each of LG&E Energy and KU Energy must promptly notify the other of any inquiries or offers relating to a third party business combination, keep the other party informed of the details and status of any such inquiry or offer and give the other party five days' advance notice of any agreement to be entered into or any information to be supplied to any person making such an inquiry or offer. As used above, "Business Combination Proposal" shall mean any tender or exchange offer, proposal for a merger, consolidation or other business combination involving any party to the Merger Agreement or any of its material Direct Subsidiaries, or any proposal or offer (in each case, whether or not in writing and whether or not delivered to the shareholders of a party generally) to acquire in any manner, directly or indirectly, a substantial equity interest in or a substantial portion of the assets of any party to the Merger Agreement or any of its material subsidiaries, other than pursuant to the transactions contemplated by the Merger Agreement.

LG&E ENERGY BOARD OF DIRECTORS

  The Merger Agreement provides that LG&E Energy's and KU Energy's respective Boards of Directors will take such action as may be necessary to cause the number of directors comprising the full LG&E Energy Board at the Effective Time to be 15 persons, eight of whom shall be designated by LG&E Energy prior to the Effective Time and seven of whom shall be designated by KU Energy prior to the Effective Time. If, prior to the Effective Time, any of such designees shall decline or be unable to serve, the party which designated such person shall designate another person to serve in such person's stead. To date, LG&E Energy and KU Energy have not decided who, in addition to Messrs. Hale and Whitley, will be designated to serve on the LG&E Energy Board after the Effective Time. The Board of Directors will have the following four committees: (i) an Audit Committee; (ii) a Compensation Committee; (iii) a Nominating and Governance Committee and (iv) a Long Range Planning Committee. The Audit Committee will have ten members, with five designated by LG&E Energy (one of whom would be the chairman) and five designated by KU Energy. The Compensation Committee will have seven members, with four designated by LG&E Energy (one of whom would be the chairman) and three designated by KU Energy. The Nominating and Governance Committee will have eight members, with four designated by LG&E Energy and four designated by KU Energy (one of whom would be the chairman). The Long Range Planning Committee will have nine members, with five designated by LG&E Energy and four designated by KU Energy (one of whom would be the chairman). Upon consummation of the Merger, the Board of Directors of LG&E will consist of those persons serving as directors of LG&E immediately prior to the Merger plus those persons designated by KU Energy to serve on the LG&E Energy Board. Similarly, following the Merger, the Board of Directors of Kentucky Utilities will consist of those persons serving as directors of Kentucky Utilities immediately prior to the Merger plus those persons designated by LG&E Energy to serve on the LG&E Energy Board.

INDEMNIFICATION

  The Merger Agreement provides that, to the extent, if any, not provided by an existing right of indemnification or other agreement or policy, from and after the Effective Time, LG&E Energy shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless each person who was at, or who had been at any time prior to, May 20, 1997, or who becomes prior to the Effective Time, an officer, director or employee of any of the parties thereto or any subsidiary (the "Indemnified Parties") against all losses, expenses (including reasonable attorney's fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time (and whether asserted or claimed prior to, at or after the Effective Time) that are, in

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

whole or in part, based on or arising out of the fact that such person is or was a director, officer or employee of such party, and all such indemnified liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by the Merger Agreement. In the event of any such loss, expense, claim, damage or liability (whether or not arising before the Effective Time), (i) LG&E Energy shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to LG&E Energy, and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, in either case to the extent not prohibited by law and upon receipt of any affirmation and undertaking required by law, (ii) LG&E Energy will cooperate in the defense of any such matter and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under Kentucky law and the LG&E Energy Articles or the LG&E Energy Bylaws shall be made by independent counsel mutually acceptable to LG&E Energy and the Indemnified Party; provided, however, that LG&E Energy shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). The Merger Agreement further provides that the Indemnified Parties as a group may retain only one law firm with respect to each related matter except to the extent there is, in the sole opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of such Indemnified Party and any other Indemnified Party or Indemnified Parties.

  In addition, the Merger Agreement requires that for a period of six years after the Effective Time, LG&E Energy shall cause to be maintained in effect policies of directors' and officers' liability insurance maintained by LG&E Energy and KU Energy for the benefit of those persons who were covered by such policies at May 20, 1997, on terms no less favorable than the terms of such insurance coverage, provided that LG&E Energy shall not be required to expend in any year an amount in excess of 200% of the annual aggregate premiums currently paid by LG&E Energy and KU Energy for such insurance and, if the annual premiums of such insurance coverage exceed such amount, LG&E Energy shall be obligated to obtain a policy with the best coverage available, in the reasonable judgment of the LG&E Energy Board, for a cost not exceeding such amount. Also, the Merger Agreement provides that to the fullest extent not prohibited by law, from and after the Effective Time, all rights to indemnification existing in favor of the employees, agents, directors and officers of LG&E Energy, KU Energy and their respective subsidiaries with respect to their activities as such prior to the Effective Time, as provided in their respective articles of incorporation and bylaws in effect on May 20, 1997, or otherwise in effect on May 20, 1997, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time.

CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER

  The respective obligations of KU Energy and LG&E Energy to effect the Merger are subject to the following conditions: (a) the approval of the Merger Agreement and the LG&E Energy Articles Amendment by the shareholders of LG&E Energy and the approval of the Merger Agreement by the shareholders of KU Energy shall have been obtained; (b) no temporary restraining order, preliminary or permanent injunction or other order shall be in effect that prevents consummation of the Merger; (c) the Registration Statement shall have become effective and shall not be the subject of a stop order; (d) the shares of LG&E Energy Common Stock issuable in connection with the Merger shall have been authorized for listing on the NYSE, upon official notice of issuance; (e) the receipt of all material governmental authorizations, consents, orders or approvals which do not impose terms or conditions which could reasonably be expected to have a material adverse effect; (f) the number of LG&E Energy Dissenting Shares and KU Energy Dissenting Shares not constituting in excess of 10% of the issued and outstanding shares of LG&E Energy Common Stock and KU Energy Common Stock, as the case may be; (g) the receipt by each of KU Energy and LG&E Energy of letters from their independent accountants stating that the Merger will qualify as a pooling of interests transaction under generally accepted accounting principles and applicable SEC regulations; (h) with respect to each of LG&E Energy and KU Energy, the accuracy of the representations and warranties of the other party set forth in the Merger Agreement as of May 20, 1997 and as of the Closing Date (except as would not reasonably be likely to result in a material adverse effect); (i) with respect to each of LG&E Energy and KU Energy, the performance in all material respects of all

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

obligations of the other party required to be performed under the Merger Agreement and the Stock Option Agreements; (j) KU Energy and LG&E Energy having received officers' certificates from each other stating that certain conditions set forth in the Merger Agreement have been satisfied; (k) with respect to each of LG&E Energy and KU Energy, there having been no material adverse effect on the business, assets, financial condition, results of operations or prospects of the other party and its subsidiaries taken as a whole; (l) with respect to each of LG&E Energy and KU Energy, the receipt by the other party of certain material third-party consents; (m) with respect to each of LG&E Energy and KU Energy, the receipt by LG&E Energy of letter agreements relating to trading in securities of LG&E Energy and KU Energy (substantially in the form attached as an exhibit to the Merger Agreement), duly executed by each affiliate of the other party; (n) the receipt of tax opinions from Simpson Thacher & Bartlett and Jones, Day, Reavis & Pogue that the Merger will be treated as a tax-free reorganization; and (o) no occurrence of any event that would result in the triggering of any right or entitlement of LG&E Energy or KU Energy shareholders under the LG&E Energy Rights Agreement or the KU Energy Rights Agreement, including a "flip-in" or "flip-over" or similar event which would have or be reasonably likely to result in a materially adverse effect.

  In addition, the Merger Agreement provides that it shall be a condition to the obligation of LG&E Energy to hold the LG&E Energy Meeting that the opinion of Blackstone attached hereto as Annex F shall not have been withdrawn, and it shall be a condition to the obligation of KU Energy to hold the KU Energy Meeting that the opinion of Goldman Sachs attached hereto as Annex G shall not have been withdrawn.

  At any time prior to the Effective Time, to the extent permitted by applicable law, the conditions to LG&E Energy's or KU Energy's obligations to consummate the Merger may be waived by the other party. Any determination to waive a condition would depend upon the facts and circumstances existing at the time of such waiver and would be made by the waiving party's Board of Directors, exercising its fiduciary duties to such party and its shareholders. See "--Amendment and Waiver."

BENEFIT PLANS

  Except for the benefit plans referred to in the immediately following paragraph, each of the benefit plans of LG&E Energy and KU Energy and certain subsidiaries in effect as of the Effective Time will be continued for the employees or former employees of LG&E Energy and KU Energy and any of their Direct Subsidiaries who are covered by such plans immediately prior to the Closing Date, until LG&E Energy otherwise determines after the Effective Time (subject to any reserved right contained in any such benefit plan to amend, modify, suspend, revoke or terminate such plan). Any employee first hired after the Closing Date will be eligible to participate in any benefit plan maintained, or contributed to, by the subsidiary, division or operation employing such person, so long as such person meets the eligibility requirements of such plan.

  After the Effective Time, each outstanding equity award under KU Energy's and Kentucky Utilities' employee benefit plans, programs and other similar arrangements (each a "KU Energy Stock Award") will constitute an award based upon the same number of shares of LG&E Energy Common Stock as the holder of such KU Energy Stock Award would have been entitled to receive pursuant to the Merger had such holder been the owner, immediately before the Effective Time, of the shares of KU Energy Common Stock on which such KU Energy Stock Award is based, and otherwise on the same terms and conditions as governed such KU Energy Stock Award immediately before the Effective Time, except that any restricted stock outstanding at, or immediately prior to, the Effective Time will vest at the Effective Time.

TERMINATION

  The Merger Agreement may be terminated at any time prior to the Closing Date, whether before or after approval by the shareholders of KU Energy and LG&E
Energy: (a) by mutual written consent of the LG&E Energy Board and the KU Energy Board; (b) by any party thereto, if the Effective Time shall not have occurred on or before May 20, 1999 (which date shall be extended to November 20, 1999 if the required statutory approvals and consents have not been obtained by May 20, 1999, but all other conditions to Closing shall be, or

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shall be capable of being, fulfilled); provided, however, that such right to terminate the Merger Agreement will not be available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before that date;
(c) by either LG&E Energy or KU Energy, by written notice to the other party, if any required shareholder approval shall not have been obtained at a duly held meeting of shareholders or at any adjournment thereof; (d) by any party thereto, if any state or federal law, order, rule or regulation is adopted or issued, which has the effect of prohibiting the Merger, or any court of competent jurisdiction in the U.S. or any state shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Merger, and such order, judgment or decree shall have become final and nonappealable; (e) by either KU Energy or LG&E Energy, upon five-days' prior notice to the other party, if, as a result of a tender offer by a person other than KU Energy or LG&E Energy, or any of their affiliates, or any written offer or proposal with respect to a merger of such party, sale of a material portion of such party's assets or other business combination involving such party (each, a "Business Combination") by a person other than KU Energy or LG&E Energy, or any of their affiliates, the Board of Directors of such party determines in good faith that its fiduciary obligations under applicable law require that such tender offer or other written offer or proposal be accepted; provided, however, that (i) the Board of Directors of such party shall have been advised in writing by outside counsel that notwithstanding a binding commitment to consummate an agreement of the nature of the Merger Agreement entered into in the proper exercise of their applicable fiduciary duties and notwithstanding all concessions which may be offered by the other party, such fiduciary duties would also require the directors to reconsider such commitment as a result of such tender offer or other written offer or proposal, and (ii) prior to any such termination, such party shall, and shall cause its respective financial and legal advisors to, negotiate with the other party to make such adjustments in the terms and conditions of the Merger Agreement as would enable such party to proceed with the transactions contemplated thereby on such adjusted terms; (f) by either KU Energy on the one hand, or LG&E Energy, on the other hand, by written notice to the other, if (i) there exist inaccuracies of the representations and warranties on the part of the other made in the Merger Agreement as of the date thereof which inaccuracies, individually or in the aggregate, would or would be reasonably likely to result in a material adverse effect on the business, assets, financial condition, results of operations or prospects of the other party and its subsidiaries taken as a whole, and such inaccuracies shall not have been remedied within 20 days after receipt by the breaching party of notice in writing from the nonbreaching party, specifying the nature of such inaccuracies and requesting that they be remedied, (ii) the other party (and/or its appropriate subsidiaries) shall not have performed and complied in all respects with certain agreements and covenants relating to the absence of changes in capitalization or issuance of securities or shall have failed to perform and comply, in all material respects, with its other agreements and covenants under the Merger Agreement or under the KU Energy Stock Option Agreement or the LG&E Energy Stock Option Agreement, as the case may be, and such failure to perform or comply shall not have been remedied within 20 days after receipt by the breaching party of notice in writing from the non-breaching party, specifying the nature of such failure and requesting that it be remedied, or (iii) the Board of Directors of the other party or any committee thereof (A) shall withdraw or modify in any manner adverse to such party its approval or recommendation of the Merger Agreement or the Merger, (B) shall fail to reaffirm such approval or recommendation upon such party's request, (C) shall approve or recommend any acquisition of the other party or a material portion of its assets or any tender offer for the other party's common stock, in each case by a party other than such party or any of its affiliates or (D) shall resolve to take any of the actions specified in the foregoing in clauses (A), (B) or (C); or (g) by either LG&E Energy or KU Energy by written notice to the other party if (i) a third party acquires securities representing more than 50% of the voting securities of the other party or (ii) individuals, who as of the date of the Merger Agreement constitute the LG&E Energy Board or the KU Energy Board, cease for any reason to constitute a majority of the LG&E Energy Board or the KU Energy Board, as the case may be, then in office.

  In the event of termination of the Merger Agreement by either KU Energy or LG&E Energy as provided above, there shall be no liability or obligation on the part of either KU Energy or LG&E Energy or their respective officers or directors thereunder other than: to comply with the terms and provisions of the Confidentiality Agreement, dated October 30, 1996 (the "Confidentiality Agreement") which requires each party, among other things, to hold in strict confidence all documents furnished to the other in accordance with its

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

terms; to pay certain fees and expenses pursuant to certain specified provisions of the Merger Agreement described below under "--Termination Fees" and "--Expenses"; and to comply with certain other specified provisions of the Merger Agreement. See "--Standstill Provisions."

TERMINATION FEES

  The Merger Agreement provides that if the Merger Agreement is terminated at such time as it is terminable by either (but not both) of LG&E Energy and KU Energy for breaches of any representations or warranties contained in the Merger Agreement as of the date thereof, or of agreements and covenants contained in the Merger Agreement or the KU Energy Stock Option Agreement or LG&E Energy Stock Option Agreement, as the case may be, pursuant to the provisions of the Merger Agreement described in clauses (f)(i) and (f)(ii) under "--Termination" above, then, if such breach is not willful, the nonbreaching party is entitled to reimbursement of its documented out-of-pocket expenses, not to exceed $10 million. In the event of a termination pursuant to such provisions as a result of a willful breach, the non-breaching party will be entitled to its out-of-pocket expenses (which shall not be limited to $10 million) and any remedies it may have at law or in equity, provided that, if at the time of the breaching party's willful breach, there shall have been a third-party tender offer or proposal with respect to a Business Combination involving the breaching party or one of its affiliates which at the time of termination shall not have been rejected by the breaching party and withdrawn by the third party, and within two and one-half years of any termination by the non-breaching party, the breaching party accepts an offer to consummate or consummates a Business Combination with such third party, then such breaching party, upon the signing of a definitive agreement relating to such a Business Combination, or, if no such agreement is signed then at the closing of such Business Combination, will pay to the non-breaching party an additional fee equal to $50 million. The Merger Agreement also requires payment of a termination fee of $50 million (and reimbursement of out-of-pocket expenses) by one party to the other in certain circumstances, if (i) the Merger Agreement is terminated (A) pursuant to clause (f) above under "--Termination" or as a result of the acceptance by such party of a third-party tender offer or proposal with respect to a Business Combination pursuant to the provisions of the Merger Agreement described in clause (e) under "--Termination" above, (B) following a failure of the shareholders of such party to grant their approval to the Merger (unless the other party's shareholders also fail to grant such approval) or (C) as a result of such party's material failure to convene a shareholder meeting, distribute proxy materials and, subject to its Board of Directors' fiduciary duties, recommend the Merger Agreement and the Merger to its shareholders; (ii) at the time of such termination or prior to the meeting of such party's shareholders there shall have been a third-party tender offer or proposal with respect to a Business Combination involving such party or any of its affiliates which shall not have been rejected by such party and withdrawn by the third party; and (iii) within two and one-half years of any such termination described in clause (i) above, such party or such affiliate accepts an offer to consummate or consummates a Business Combination with the third party. Such termination fee and out-of-pocket expenses referred to in the previous sentence shall be paid upon the signing of a definitive agreement between such party and the third party, or, if no such agreement is signed, then at the closing of such third-party Business Combination.

  In the event that the Merger Agreement becomes terminable under circumstances in which a $50 million termination fee could be payable by one party (the "Payor") pursuant to the immediately preceding paragraph, such event will also constitute a "Trigger Event" under the Stock Option Agreement pursuant to which the Payor issued an Option to the other party, so as to entitle the other party to require the Payor to repurchase such Option or the Option Shares (as defined herein) issued upon exercise thereof. The aggregate amount payable by KU Energy or LG&E Energy, as the case may be, pursuant to the provisions described in the immediately preceding paragraph and upon a required repurchase of an Option or Option Shares pursuant to the KU Energy Stock Option Agreement or the LG&E Energy Stock Option Agreement, as the case may be, may not exceed $70 million (including reimbursement of fees and expenses). See "The Stock Option Agreements."

  The Merger Agreement further provides that all termination fees constitute liquidated damages and not a penalty and, if one party should fail to pay any termination fee due, the defaulting party shall pay the cost and expenses in connection with any action taken to collect payment, together with interest on the amount of any unpaid termination fee.

EXPENSES

  Except as set forth above, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby shall be paid by the party incurring such expense, except that those expenses incurred in connection with printing and filing of this Joint Proxy Statement/Prospectus shall be shared equally by KU Energy and LG&E Energy.

AMENDMENT AND WAIVER

  The Merger Agreement may be amended by the directors of the parties thereto, at any time before or after approval thereof by the shareholders of KU Energy and LG&E Energy and prior to the Effective Time, but after such approvals no such amendment shall alter or change the amount or kind of shares, rights or manner of conversion of such shares, alter or change any of the terms and conditions of the Merger Agreement if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the rights of holders of LG&E Energy Common Stock or KU Energy Common Stock, except for alterations or changes that could otherwise be adopted by the LG&E Energy Board without the further approval of such shareholders. The parties to the Merger Agreement may extend the time for the performance of any of the obligations or other acts of the other parties thereto, waive any inaccuracies in the representations and warranties contained therein or in any document delivered pursuant thereto, and waive compliance with any of the agreements or conditions contained in the Merger Agreement to the extent permitted by law.

STANDSTILL PROVISIONS

  Pursuant to the Confidentiality Agreement, LG&E Energy and KU Energy have each agreed (other than as contemplated in the Merger Agreement or Stock Option Agreements), that they will not, until the second anniversary of any termination of the Merger Agreement, (i) acquire any material portion of the other party's assets or businesses or in excess of 1% of any class of securities issued by the other party; (ii) seek or propose a business combination with the other party or any of its subsidiaries, (iii) seek or propose to influence or control the management or policies of the other party; or (iv) enter into or propose any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing.

                          THE STOCK OPTION AGREEMENTS

  The following is a brief summary of the terms of the Stock Option Agreements, copies of which are attached as Annex C and Annex D and which are incorporated herein by reference. Such summary is qualified in its entirety by reference to the Stock Option Agreements. The Stock Option Agreements are intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. Consequently, certain aspects of the Stock Option Agreements may have the effect of discouraging persons who might now or prior to the Effective Time be interested in acquiring all of or a significant interest in, or otherwise effecting a business combination with, LG&E Energy or KU Energy from considering or proposing such a transaction, even if such persons were prepared to offer to pay consideration to shareholders of LG&E Energy or KU Energy, as the case may be, which had a higher value than the shares of the LG&E Energy Common Stock to be received per share of KU Energy Common Stock or to be retained by holders of LG&E Energy Common Stock, as the case may be, pursuant to the Merger Agreement.

GENERAL

  Pursuant to mutual Stock Option Agreements entered into concurrently with the Merger Agreement, KU Energy and LG&E Energy have granted to each other an irrevocable option to purchase up to 19.9% of the other's total number of shares of Common Stock outstanding on the date of the Stock Option Agreements, subject to adjustments provided therein (each an "Option"). LG&E Energy and KU Energy (each, an "Option Holder") have the right, under certain circumstances, to purchase, respectively, up to (i) 7,525,757 shares of KU Energy Common Stock, and (ii) 13,230,490 shares of LG&E Energy Common Stock (collectively, the "Option

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Shares"). The Option exercise price per share for KU Energy Common Stock is
$40.8315 (i.e., the product of (x) the Fair Market Value (as defined below) of a share of LG&E Energy common stock on the date of the Stock Option Agreements and (y) the Exchange Ratio). The Option exercise price per share for LG&E Energy Common Stock is $24.45, which is equal to the Fair Market Value of a share of LG&E Energy Common Stock on the date of the Stock Option Agreements. "Fair Market Value" for any share is the average of the daily closing sales price for such share on the NYSE during the ten NYSE trading days prior to the fifth NYSE trading day preceding the date such Fair Market Value is to be determined. The exercise price is payable, at the Option Holder's option, in cash or, subject to any required governmental approvals, shares of Common Stock of the Option Holder.

  The Options may be exercised by the Option Holder, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable by such Option Holder under circumstances which would entitle such Option Holder to payment of the $50 million termination fees under the Merger Agreement (each a "Trigger Event") described above under "The Merger Agreement--Termination Fees," regardless of whether the Merger Agreement is actually terminated, whether the Option grantor accepts any third-party offer to consummate a business combination or such grantor combines with or becomes a subsidiary of any third-party offeror. The Options will terminate upon the earlier of (i) the Effective Time, (ii) the termination of the Merger Agreement pursuant to its terms (other than a termination upon or during the continuance of a Trigger Event), or (iii) 180 days following any termination of the Merger Agreement upon or during the continuance of a Trigger Event (or, if at the expiration of such 180-day period the Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, ten business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than May 20, 2000).

  Notwithstanding the foregoing, no Option may be exercised (a) if the Option Holder is in material breach of any of its material representations or warranties, or in material breach of any of its covenants or agreements contained in the Merger Agreement or applicable Stock Option Agreement, or (b) until all necessary regulatory approvals have been obtained for the acquisition of shares pursuant to such Option.

CERTAIN REPURCHASES

  Option Holder Put. Under the terms of the Stock Option Agreements, at any time during which the Option is exercisable (the "Repurchase Period"), the Option Holder has the right to require the issuer of the Option (the "Issuer") to repurchase from the Option Holder all or any portion of the Option or, at any time prior to May 20, 1999 (provided that such date shall be extended to November 20, 1999 under the circumstances where the date after which either party may terminate the Merger Agreement has been extended to November 20,
1999), all or any portion of the Option Shares purchased pursuant to the exercise of the Option. The amount that the Issuer will pay to the Option Holder to repurchase the Option is the difference between the Market/Offer Price (as defined below) for shares of Issuer common stock as of the date the Option Holder gives notice of its intent to exercise its repurchase rights (the "Notice Date") and the exercise price for the Option, multiplied by the number of Option Shares purchasable pursuant to the Option, or the portion thereof to be so repurchased, but only if the Market/Offer Price is greater than such exercise price. The amount that the Issuer will pay to the Option Holder to repurchase the Option Shares is the exercise price paid by the Option Holder for the Option Shares plus the difference between the Market/Offer Price and the exercise price paid by the Option Holder for the Option Shares (but only if the Market/Offer Price is greater than such exercise price), multiplied by the number of Option Shares to be so repurchased. The Stock Option Agreements define "Market/Offer Price" as the higher of (A) the price per share offered as of the Notice Date pursuant to any tender or exchange offer or other business combination offer which was made prior to the Notice Date and not terminated or withdrawn as of such date (the "Offer Price") and (B) the Fair Market Value of the Issuer's common stock as of the Notice Date (the "Market Price").

  Option Holder Call. At any time prior to May 20, 1999 (which date may be extended to November 20, 1999 under the circumstances described above), the Option Holder may also require the Issuer to sell to the

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

Option Holder any shares of the Option Holder's common stock delivered by the Option Holder to the Issuer in payment for the exercise price of the Option, at the price attributed to such shares for such purpose plus interest at the rate of 7% per annum (from the date of the delivery of such shares through the date of such repurchase) less any dividends paid or declared and payable thereon.

VOTING

  Each party has agreed to vote, until May 20, 2002, any shares of the capital stock of the other party acquired pursuant to the Stock Option Agreements ("Restricted Shares") or otherwise beneficially owned by such party on each matter submitted to a vote of shareholders of such other party for and against such matter in the same proportion as the vote of all other shareholders of such other party is voted for and against such matter.

RESTRICTIONS ON TRANSFER

  The Stock Option Agreements provide that, until May 20, 2002, neither party may, directly or indirectly, by operation of law or otherwise, sell, assign, pledge or otherwise dispose of or transfer any Restricted Shares except as specifically provided for in the Stock Option Agreements.

REGISTRATION RIGHTS

  Following the termination of the Merger Agreement, the parties have the right to have Restricted Shares registered under the Securities Act for sale in a public offering. The Stock Option Agreements also provide that, following the termination of the Merger Agreement, either party may sell any Restricted Shares pursuant to a tender or exchange offer approved or recommended, or otherwise determined to be fair and in the best interests of such other party's shareholders, by a majority of the Board of Directors of such other party.

              AMENDMENT TO LG&E ENERGY ARTICLES OF INCORPORATION

  Pursuant to the terms of the Merger Agreement, LG&E Energy shareholders are being asked to consider and approve the LG&E Energy Articles Amendment, which would amend and restate the LG&E Energy Articles to increase the amount of authorized LG&E Energy Common Stock from 125,000,000 shares to 300,000,000 shares, thereby increasing LG&E Energy's authorized capitalization from 130,000,000 shares to 305,000,000 shares (which includes the 5,000,000 shares of LG&E Energy Preferred Stock presently authorized). The LG&E Energy Articles as so amended and restated, attached hereto as Annex H, will be the LG&E Energy Articles at the Effective Time and until thereafter amended in accordance with the KBCA and the LG&E Energy Articles.

  THE LG&E ENERGY BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE LG&E ENERGY ARTICLES AMENDMENT. Approval of the LG&E Energy Articles Amendment is a condition to consummation of the Merger. As described below, without the LG&E Energy Articles Amendment, LG&E Energy will not have a sufficient number of shares to complete the Merger. If approved by LG&E Energy shareholders, it is intended that the LG&E Energy Articles Amendment will not become effective until immediately prior to or concurrent with the Effective Time. If, after LG&E Energy shareholder approval of the LG&E Energy Articles Amendment, the Merger is not consummated, LG&E Energy will not file the LG&E Energy Articles Amendment with the Kentucky Secretary of State and the LG&E Energy Articles Amendment will therefore not become effective.

  As of the LG&E Energy Record Date, of the 125,000,000 shares of LG&E Energy Common Stock presently authorized, 66,486,875 shares were issued and outstanding, and approximately 6,259,034 shares of LG&E Energy Common Stock were reserved for issuance for a specific purpose, as follows: 2,747,443 shares, 200,000 shares, 500,000 shares, 982,621 shares and 1,828,970 shares for issuance pursuant to LG&E Energy's Omnibus Long-Term Incentive Plan, Deferred Stock Compensation Plan, Stock Option Plan for Non-Employee Directors, Employee Common Stock Purchase Plan, and Dividend Reinvestment and Stock Purchase Plan, respectively. An additional 13,230,490 shares (subject to adjustment as provided in the LG&E Energy Stock Option Agreement) are reserved for issuance under the LG&E Energy Stock Option Agreement, but the option to purchase such shares granted to KU Energy thereunder will terminate at the Effective Time. See "The Stock Option Agreements." If the Merger is consummated, up to 63,990,254 additional shares of LG&E Energy Common Stock would be issued to former holders of KU Energy Common Stock pursuant to the Merger Agreement.

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

  Accordingly, without the LG&E Energy Articles Amendment, LG&E Energy would not have a sufficient number of authorized shares to complete the Merger. In addition to facilitating consummation of the Merger, the additional 175,000,000 authorized shares of LG&E Energy Common Stock may be issued for any proper corporate purpose approved by the LG&E Energy Board. The LG&E Energy Board believes that it is in the best interests of LG&E Energy and its shareholders to increase the number of authorized shares of LG&E Energy Common Stock so that a sufficient number of additional shares of LG&E Energy Common Stock will be available for issuance from time to time in connection with possible future financing programs, stock dividends, acquisitions, stock option and other employee benefit plans and other general corporate purposes. Having such additional authorized shares of LG&E Energy Common Stock available for issuance in the future will give LG&E Energy greater flexibility and allow additional shares of LG&E Energy Common Stock, in excess of the number of such shares presently authorized, to be issued without the expense and delay of a special meeting of shareholders unless such meeting is required for the particular transaction by applicable law or regulations or the rules of any stock exchange on which the shares of LG&E Energy Common Stock may then be listed or quoted. The LG&E Energy Board has not proposed the increase in the amount of authorized LG&E Energy Common Stock with the intention of discouraging tender offers or takeover attempts of LG&E Energy. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of LG&E Energy, which may adversely affect the ability of LG&E Energy shareholders to obtain a premium for their shares of LG&E Energy Common Stock and, accordingly, have a negative effect on the price of LG&E Energy Common Stock.

  LG&E Energy management regularly reviews a range of possible financing transactions, including the issuance of LG&E Energy Common Stock. Except for shares to be issued in connection with the Merger and to fund various employee benefit plans, LG&E Energy has no present intention of issuing or selling LG&E Energy Common Stock for any purpose, but may do so if market and other conditions should indicate that such a course of action were advisable. Under the Merger Agreement, LG&E Energy has agreed, from the date of the Merger Agreement through the Effective Time or earlier termination of the Merger Agreement, to issue, without the consent of KU Energy, no more than 500,000 additional shares of LG&E Energy Common Stock for general corporate purposes, including issuances in connection with acquisitions and financings and pursuant to employee benefit plans, stock option and other incentive compensation plans, director plans and stock purchase and dividend reinvestment plans.

  If the LG&E Energy Articles Amendment is approved, the LG&E Energy Board generally may issue such additional authorized shares of LG&E Energy Common Stock without further shareholder approval. In some instances, shareholder approval for the issuance of additional shares may be required by law or by the requirements of the NYSE, on which the LG&E Energy Common Stock will be listed, or the obtaining of such approvals may be otherwise necessary or desirable. Except in such cases, it is not anticipated that further shareholder authorization will be solicited. Holders of LG&E Energy Common Stock are not entitled to preemptive rights to subscribe for or purchase any part of any new or additional issue of LG&E Energy Common Stock or securities convertible into LG&E Energy Common Stock.

  The affirmative vote of a majority of the votes cast at the LG&E Energy Meeting by the holders of the outstanding shares of LG&E Energy Common Stock entitled to vote thereon and present in person or by proxy is required for approval of the LG&E Energy Articles Amendment (provided that the total vote cast represents over 50% of the outstanding LG&E Energy Common Stock entitled to vote thereon).

                    DESCRIPTION OF LG&E ENERGY CAPITAL STOCK

GENERAL

  Pursuant to the Merger Agreement, no later than the Effective Time, the LG&E Energy Articles will be amended in the form attached hereto as Annex H subject to shareholder approval of the LG&E Energy Articles Amendment at the LG&E Energy Meeting, and, as so amended and restated, shall be the LG&E Energy Articles until thereafter amended in accordance with the KBCA. See "Amendment to LG&E Energy Articles of

Incorporation." The authorized capital stock of LG&E Energy, as of the Effective Time, will consist of 300,000,000 shares of LG&E Energy Common Stock, of which approximately 66,486,875 shares were outstanding on the LG&E Record Date, and 5,000,000 shares of preferred stock, without par value (the "Preferred Stock"). The description of LG&E Energy capital stock after the Effective Date set forth herein does not purport to be complete and is qualified in its entirety by reference to the amended and restated LG&E Energy Articles and the Bylaws of LG&E Energy (the "LG&E Energy Bylaws"), attached hereto as Annexes H and I, respectively, as well as applicable statutory or other law.

PREFERRED STOCK

  As discussed below under the caption "Rights to Purchase Series A Preferred Stock," LG&E Energy has created a series of Preferred Stock designated as "Series A Preferred Stock," and the number of shares constituting such series is 750,000. No shares of such Series A Preferred Stock and no shares of any other Preferred Stock are currently outstanding. Pursuant to the Merger Agreement, the number of shares constituting such series is to be increased from 750,000 shares to 2,000,000 shares prior to the Effective Time. Preferred Stock may be issued in the future in such series as may be designated by LG&E Energy's Board of Directors. In creating any such series, LG&E Energy's Board of Directors has the authority to fix the rights and preferences of each series with respect to, among other things, the dividend rate, redemption provisions, liquidation preferences, and sinking fund provisions.

DIVIDEND RIGHTS

  Subject to the prior payment in full of all accrued and unpaid dividends on the Series A Preferred Stock and possible prior rights of holders of other Preferred Stock that may be issued in the future, holders of LG&E Energy Common Stock are entitled to receive such dividends as may be declared from time to time by the Board of Directors of LG&E Energy out of funds legally available therefor.

  The funds required by LG&E Energy to enable it to pay dividends on its Common Stock are expected to be derived principally from dividends paid by LG&E on LG&E's common stock and, after the Merger, also from dividends paid by Kentucky Utilities on Kentucky Utilities' common stock. LG&E Energy's ability to receive dividends on LG&E's common stock is subject to the prior rights of the holders of LG&E's preferred stock and the covenants of debt instruments limiting the ability of LG&E to pay dividends. The only existing covenant limiting LG&E's ability to pay dividends is in LG&E's trust indenture, as supplemented, securing LG&E's first mortgage bonds. It provides in substance that retained income of LG&E equal to the amount by which the aggregate of (a) provisions for retirement and depreciation and (b) expenditures for maintenance, for the period from January 1, 1978, to the end of the last preceding month for which a balance sheet of LG&E is available, is less than 2.25% of depreciable property, including construction work in progress, as of the end of that period, shall not be available for the payment of cash dividends on the Common Stock of LG&E. No portion of retained income of LG&E is presently restricted by this provision.

  Kentucky Utilities' First Mortgage Indenture, as amended, provides that, so long as certain currently outstanding series of Kentucky Utilities' first mortgage bonds are outstanding, Kentucky Utilities will not declare or pay any dividends on its common stock unless the amounts expended by Kentucky Utilities for maintenance and repairs and provided for depreciation subsequent to April 30, 1947, plus Kentucky Utilities' earned surplus (retained earnings) for such period and remaining after any such payment, distribution or purchase, shall aggregate not less than 15% of the gross operating revenues of Kentucky Utilities for the period. The Articles of Incorporation of Kentucky Utilities provide, in effect, that, so long as any of the preferred stock of Kentucky Utilities is outstanding, the total amount of all dividends or other distributions on Common Stock that may be paid or made during any 12-month period shall not exceed (a) 75% of the "net income available for dividends on common stock" if the ratio of "common stock equity" to "total capital" (as defined therein) of Kentucky Utilities shall be 20% to 25%, or (b) 50% of such net income if such ratio shall be less than 20%. When such ratio is 25% or more, no such dividends or distributions may be paid or made which would reduce such ratio to

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

less than 25% except to the extent permitted by clauses (a) and (b) above. No amount of retained earnings of Kentucky Utilities is presently restricted by the above-referenced provisions.

VOTING RIGHTS

  Every holder of LG&E Energy Common Stock and every holder of Series A Preferred Stock that may be issued in the future is entitled to one vote per share for the election of directors and upon all other matters on which such holder is entitled to vote. At all elections of directors, any eligible shareholder may vote cumulatively. The Board of Directors of LG&E Energy has the authority to fix conversion and voting rights for any new series of Preferred Stock (including the right to elect directors upon a failure to pay dividends), provided that no share of Preferred Stock can have more than one vote per share.

  Notwithstanding the foregoing, if any Series A Preferred Stock is issued in the future and if and when dividends payable on such Series A Preferred Stock that may be issued in the future shall be in default for six full quarterly dividends and thereafter until all defaults shall have been paid, the holders of the Series A Preferred Stock, voting separately as one class, to the exclusion of the holders of LG&E Energy Common Stock, will be entitled to elect two (2) directors of LG&E Energy.

  The LG&E Energy Articles contain "fair price" provisions, which require that mergers and certain other business combinations or transactions involving LG&E Energy and any substantial (10% or more) holder of LG&E Energy's Voting Stock (as defined below) must be approved by the holders of at least 80% of the voting power of LG&E Energy's outstanding Voting Stock and by the holders of at least 66 2/3% of the voting power of LG&E Energy's Voting Stock not beneficially owned by the 10% owner unless the transaction is either approved by a majority of the members of the Board of Directors who are unaffiliated with the substantial holder or certain minimum price and procedural requirements are met. Any amendment to the foregoing provisions must be approved by the holders of at least 80% of the voting power of LG&E Energy's outstanding Voting Stock and by the holders of at least 66 2/3% of the voting power of LG&E Energy's Voting Stock not beneficially owned by any 10% owner. LG&E Energy's Voting Stock consists of all outstanding shares of LG&E Energy generally entitled to vote in the election of directors and currently consists of LG&E Energy Common Stock. Subject to the rights of the Series A Preferred Stock (if any are issued) to elect directors under certain circumstances described above and any voting rights of the holders of LG&E Energy Preferred Stock that may be issued in the future, the LG&E Energy Articles and Bylaws contain provisions stating that: (a) the LG&E Energy Board shall be divided into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, with one class being elected each year, (b) directors may be removed only with the approval of the holders of at least 80% of the voting power of the shares of LG&E Energy generally entitled to vote, except that so long as cumulative voting applies no director may be removed if the votes cast against removal would be sufficient to elect the director if cumulatively voted at an election of the class of directors of which such director is a part, (c) any vacancy on the LG&E Energy Board shall be filled by the remaining directors then in office, though less than a quorum, (d) advance notice of introduction by shareholders of business at annual shareholders' meetings and of shareholder nominations for the election of directors shall be given and that certain information be provided with respect to such matters, (e) shareholder action may be taken only by unanimous written consent or at an annual meeting of shareholders or a special meeting of shareholders called by the President, the LG&E Energy Board or, to the extent required by Kentucky law, shareholders, and (f) the foregoing provisions may be amended only by the approval of the holders of at least 80% of the voting power of the shares of LG&E Energy generally entitled to vote. These provisions along with the "fair price" provisions and cumulative voting provisions discussed above and the LG&E Energy Rights described below, may deter attempts to change control of LG&E Energy (by proxy contest, tender offer or otherwise) and will make more difficult a change in control of LG&E Energy that is opposed by LG&E Energy's Board of Directors.

LIQUIDATION RIGHTS

  Subject to the prior rights of the holders of the Series A Preferred Stock that may be issued in the future and the possible prior rights of holders of other Preferred Stock that may be issued in the future, in the event of

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

liquidation, dissolution or winding up of LG&E Energy, whether voluntary or involuntary, the holders of the LG&E Energy Common Stock are entitled to the remaining assets.

OTHER PROVISIONS

  No holder of LG&E Energy Common Stock or any future holder of Preferred Stock has the preemptive right to subscribe for and purchase any part of any new or additional issue of stock or securities convertible into stock. The LG&E Energy Common Stock is not subject to redemption and does not have any conversion or sinking fund provisions. The issued and outstanding shares of LG&E Energy Common Stock are fully paid and nonassessable shares of Common Stock of LG&E Energy.

  Under the LG&E Energy Articles, the LG&E Energy Board may issue additional shares of authorized but unissued LG&E Energy Common Stock for such consideration as it may from time to time determine.

RIGHTS TO PURCHASE SERIES A PREFERRED STOCK

  On December 5, 1990, the LG&E Energy Board: (i) declared a dividend distribution of one LG&E Energy Right for each outstanding share of LG&E Energy Common Stock to shareholders of record on December 19, 1990, and issuable as of such record date and (ii) further authorized the issuance of one LG&E Energy Right with respect to each share of LG&E Energy Common Stock that becomes outstanding after such record date and before the Distribution Date (as defined below).

  LG&E Energy declared a three-for-two split of the LG&E Energy Common Stock to shareholders of record on April 30, 1992. As a result of the stock split and in accordance with the terms of the LG&E Energy Rights, the number of LG&E Energy Rights associated with a share of LG&E Energy Common Stock was reduced, effective May 15, 1992, from one LG&E Energy Right per share to two-thirds of a LG&E Energy Right per share. LG&E Energy declared a two-for-one split of the LG&E Energy Common Stock to shareholders of record on April 1, 1996. As a result of the two-for-one split and in accordance with the terms of the LG&E Energy Rights, the number of LG&E Energy Rights associated with a share of LG&E Energy Common Stock was reduced from two-thirds of a LG&E Energy Right per share to one-third of a LG&E Energy Right per share, effective April 15, 1996.

  On June 7, 1995, the LG&E Energy Board approved the First Amendment to Rights Agreement, whereby the definition of "Acquiring Person" (see below) was modified to provide that an "Acquiring Person" shall be any person who has acquired, or obtained the rights to acquire, beneficial ownership of 15% or more of the outstanding LG&E Energy Common Stock. The previous ownership threshold was 20%.

  In connection with the Merger, on May 20, 1997, the LG&E Energy Board approved the Second Amendment to Rights Agreement so that the execution, delivery and performance of the Merger Agreement and the LG&E Energy Stock Option Agreement will not cause any LG&E Energy Rights to become exercisable, cause KU Energy or any of its affiliates to become an "Acquiring Person" or give rise to a "Distribution Date" or Stock Acquisition Date.

  Each whole LG&E Energy Right entitles the holder of record to purchase from LG&E Energy one one-hundredth of a share of Series A Preferred Stock, without par value, of LG&E Energy at a price of $110 per one one-hundredth of a share (the "Purchase Price"). The description and terms of the Rights are set forth in the LG&E Energy Rights Agreement, as amended (the "LG&E Energy Rights Agreement").

  Currently the LG&E Energy Rights are not exercisable, certificates representing such Rights have not been sent to shareholders and such Rights automatically trade with the LG&E Energy Common Stock.

  The LG&E Energy Rights will be evidenced by the LG&E Energy Common Stock certificates until the close of business on the earlier to occur of the tenth day following (i) a public announcement (or, if earlier, the date a majority of the Board of Directors of LG&E Energy becomes aware) that a person or group of affiliated

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

or associated persons has become an "Acquiring Person", which is defined as a person who has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding LG&E Energy Common Stock (the "Stock Acquisition Date"), or (ii) the commencement of, or public announcement of an intention to commence, a tender or exchange offer the consummation of which would result in the ownership of 15% or more of the outstanding LG&E Energy Common Stock (the earlier of the dates in clause (i) or (ii) being called the "Distribution Date"). Notwithstanding the foregoing, neither KU Energy nor certain related persons will be deemed an "Acquiring Person" solely by reason of the execution of the Merger Agreement or the LG&E Energy Stock Option Agreement or their acquisition of LG&E Energy Common Stock pursuant to the Merger or the LG&E Energy Stock Option Agreement. In addition, and notwithstanding the foregoing, if the LG&E Energy Board determines in good faith that a person who would otherwise be an "Acquiring Person," has become such inadvertently and without any intention of changing or influencing control of LG&E Energy, and such person, as promptly as practicable after being advised of such determination, divests himself or itself of beneficial ownership of a sufficient number of shares of LG&E Energy Common Stock so that such person would no longer be an "Acquiring Person," then such person shall not be deemed to be an "Acquiring Person" for any purposes of the Rights Agreement. Until the Distribution Date, (i) the LG&E Energy Rights will be evidenced by the LG&E Energy Common Stock certificates and will be transferred with and only with such LG&E Energy Common Stock certificates, (ii) new LG&E Energy Common Stock certificates will contain a notation incorporating the Rights Agreement by reference and (iii) the surrender for transfer of any certificates for LG&E Energy Common Stock outstanding will also constitute the transfer of the LG&E Energy Rights associated with the LG&E Energy Common Stock represented by such certificate.

  As soon as practicable following the Distribution Date, separate certificates evidencing the LG&E Energy Rights ("Right Certificates") will be mailed to holders of record of LG&E Energy's Common Stock as of the close of business on the Distribution Date, and such separate certificates alone will evidence the rights from and after the Distribution Date.

  Each of the following persons (an "Exempt Person") will not be deemed to be an Acquiring Person, even if they have acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding LG&E Energy Common Stock: (i) LG&E Energy, any subsidiary of LG&E Energy, any employee benefit plan or employee stock plan of LG&E Energy or of any subsidiary of LG&E Energy; and (ii) any person who becomes an Acquiring Person solely by virtue of a reduction in the number of outstanding shares of LG&E Energy Common Stock, unless and until such person shall become the beneficial owner of, or make a tender offer for, any additional shares of LG&E Energy Common Stock.

  The LG&E Energy Rights are not exercisable until the Distribution Date. The LG&E Energy Rights will expire at the close of business on December 19, 2000, unless earlier redeemed or exchanged by LG&E Energy as described below.

  The Purchase Price payable, and the number of shares of Series A Preferred Stock or other securities or property issuable, upon exercise of the LG&E Energy Rights are subject to adjustment from time to time to prevent dilution
(i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock, (ii) upon the grant to holders of the Series A Preferred Stock of certain rights or warrants to subscribe for Series A Preferred Stock or convertible securities at less than the current market price of the Series A Preferred Stock or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding dividends payable in Series A Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of LG&E Energy Rights associated with a share of LG&E Energy's Common Stock is subject to adjustment from time to time in the event of a stock dividend on, or a subdivision or combination of, the LG&E Energy Common Stock.

  In the event any Person (other than an Exempt Person or KU Energy or certain related persons as described above) becomes the beneficial owner of 15% or more of the then outstanding shares of LG&E Energy Common Stock (except pursuant to an offer for all outstanding shares of LG&E Energy Common Stock that the independent directors determine to be fair to and otherwise in the best interest of LG&E Energy and its shareholders) or any Exempt Person who is the beneficial owner of 15% or more of the outstanding LG&E Energy Common Stock fails to continue to qualify as an Exempt Person, then each holder of record of a whole LG&E Energy Right, other than the Acquiring Person, will thereafter have the right to receive, upon payment of the Purchase Price, LG&E Energy Common Stock (or, in certain circumstances, cash, property or other securities of LG&E Energy) having a market value at the time of the transaction equal to twice the Purchase Price. However, LG&E Energy Rights are not exercisable following such event until such time as the Rights are no longer redeemable by LG&E Energy as set forth below. Any Rights that are or were at any time, on or after the Distribution Date, beneficially owned by an Acquiring Person shall become null and void.

  For example, at an exercise price of $110 per Right, each whole Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $220 worth of LG&E Energy Common Stock (or other consideration, as noted above) for $110. Assuming that the LG&E Energy Common Stock had a per share value of $22 at such time, the holder of each valid LG&E Energy Right would be entitled to purchase 10 shares of LG&E Energy Common Stock for $110. After the LG&E Energy Rights have become exercisable, if LG&E Energy is acquired in a merger or other business combination (in which any shares of LG&E Energy's Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of LG&E Energy and its subsidiaries (taken as a whole) are sold or transferred in one or a series of related transactions, the Rights Agreement provides that proper provision shall be made so that each holder of record of a whole LG&E Energy Right will have the right to receive, upon payment of the Purchase Price, that number of shares of common stock of the acquiring company having a market value at the time of such transaction equal to two times the Purchase Price.

  After any such event, to the extent that insufficient shares of LG&E Energy Common Stock are available for the exercise in full of the LG&E Energy Rights, holders of LG&E Energy Rights will receive upon exercise shares of LG&E Energy Common Stock to the extent available and then other securities of LG&E Energy, including units of shares of Series A Preferred Stock with rights substantially comparable to those of the LG&E Energy Common Stock, property, or cash, in proportions determined by LG&E Energy, so that the aggregate value received is equal to twice the Purchase Price. LG&E Energy, however, shall not be required to issue any cash, property or debt securities upon exercise of the LG&E Energy Rights to the extent their aggregate value would exceed the amount of cash LG&E Energy would otherwise be entitled to receive upon exercise in full of the then exercisable Rights.

  No fractional shares of Series A Preferred Stock or LG&E Energy Common Stock will be required to be issued upon exercise of the LG&E Energy Rights and, in lieu thereof, a payment in cash may be made to the holder of such LG&E Energy Rights equal to the same fraction of the current market value of a share of Series A Preferred Stock or, if applicable, LG&E Energy Common Stock.

  At any time until ten days after the Stock Acquisition Date (subject to extension by the LG&E Energy Board), LG&E Energy may redeem the LG&E Energy Rights in whole, but not in part, at a price of $0.01 per Right (subject to certain anti-dilution adjustments) (the "Redemption Price"). After such redemption period, LG&E Energy's right of redemption may be reinstated, under certain circumstances, if an Acquiring Person reduces his beneficial ownership of LG&E Energy Common Stock to below 10% and there is no other Acquiring Person. Immediately upon the action of the LG&E Energy Board authorizing redemption of the LG&E Energy Rights, the right to exercise the rights will terminate, and the only right of the holders of LG&E Energy Rights will be to receive the Redemption Price without any interest thereon.

  The LG&E Energy Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the outstanding LG&E Energy Rights (other than LG&E Energy Rights held by the Acquiring Person and certain related parties) for shares of LG&E Energy Common Stock at an exchange ratio of three (3) shares of LG&E Energy Common Stock per LG&E Energy Right (subject to certain anti-dilution adjustments). However, the LG&E Energy Board may not effect such an exchange at any time any Person or group owns 50% or more of the shares of LG&E Energy Common Stock then outstanding. Immediately after the LG&E Energy Board orders such an exchange, the right to exercise the LG&E Energy Rights shall terminate and the holders of LG&E Energy Rights shall thereafter only be entitled to receive shares of LG&E Energy Common Stock at the applicable exchange ratio.

  The LG&E Energy Board may amend the Rights Agreement. After the Distribution Date, however, the provisions of the Rights Agreement may be amended by the LG&E Energy Board only to cure any ambiguity, to make changes which do not adversely affect the interests of holders of LG&E Energy Rights (excluding the interests of any Acquiring Person or an affiliate or associate of an Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the LG&E Energy Rights are not redeemable. In addition, no supplement or amendment may be made which changes the Redemption Price, the final expiration date, the Purchase Price or the number of one-hundredths of a share of Series A Preferred Stock for which a LG&E Energy Right is exercisable, unless at the time of such supplement or amendment there has been no occurrence of a Stock Acquisition Date and such supplement or amendment does not adversely affect the interests of the holders of LG&E Energy Rights (other than an Acquiring Person or an associate or affiliate of an Acquiring Person).

  Until a LG&E Energy Right is exercised, the holder, as such, will have no rights as a shareholder of LG&E Energy, including, without limitation, the right to vote or to receive dividends.

  The issuance of the LG&E Energy Rights is not taxable to LG&E Energy or to shareholders under presently existing federal income tax law. If the LG&E Energy Rights should become exercisable, shareholders, depending on then existing circumstances, may recognize taxable income.

  The LG&E Energy Rights may have certain anti-takeover effects. The LG&E Energy Rights will cause substantial dilution to a person or group that attempts to acquire LG&E Energy on terms not approved by the LG&E Energy Board and, accordingly, will make more difficult a change of control that is opposed by the LG&E Energy Board. However, the LG&E Energy Rights should not interfere with a proposed change of control (including a merger or other business combination) approved by a majority of the LG&E Energy Board since the LG&E Energy Rights may be redeemed by LG&E Energy at the Redemption Price at any time until ten days after the Stock Acquisition Date (subject to extension by the LG&E Energy Board). Thus, the LG&E Energy Rights are intended to encourage persons who may seek to acquire control of LG&E Energy to initiate such an acquisition through negotiations with the LG&E Energy Board. Nevertheless, the LG&E Energy Rights also may discourage a third party from making a partial tender offer or otherwise attempting to obtain a substantial equity position in, or seeking to obtain control of, LG&E Energy. To the extent any potential acquirors are deterred by the LG&E Energy Rights, the LG&E Energy Rights may have the effect of preserving incumbent management in office.

  This summary description of the LG&E Energy Rights does not purport to be complete and is qualified in its entirety by reference to the LG&E Energy Rights Agreement, which is incorporated in this summary description herein by reference.

MISCELLANEOUS

  The outstanding LG&E Energy Common Stock is listed on the New York and Chicago Stock Exchanges.

TRANSFER AGENTS AND REGISTRAR

  The Transfer Agents for the LG&E Energy Common Stock are LG&E Energy and Norwest Bank Minnesota, N.A., Minneapolis, Minnesota. Registrar for the LG&E Energy Common Stock is PNC Bank, Kentucky, Inc., Louisville, Kentucky.

                       COMPARISON OF SHAREHOLDER RIGHTS

  If the Merger is consummated, the persons who were holders of KU Energy Common Stock (other than KU Energy Dissenting Shares) immediately prior to the Merger will become holders of LG&E Energy Common Stock immediately after consummation of the Merger and their rights will be governed by the LG&E Energy Articles, the LG&E Energy Bylaws and the KBCA. The LG&E Energy Articles, as amended by the LG&E Energy Articles Amendment, which is being submitted for shareholder approval at the LG&E Energy Meeting, will be the new LG&E Energy Articles at the Effective Time. See "Amendment to LG&E Energy Articles of Incorporation."

  The following discussion is not intended to be complete and is qualified in its entirety by reference to the amended and restated LG&E Energy Articles and the LG&E Energy Bylaws which are attached to this Joint Proxy
Statement/Prospectus as Annexes H and I, respectively, and to the Rights Agreements of LG&E Energy and KU Energy.

COMPARISON OF LG&E ENERGY'S RIGHTS AGREEMENT TO KU ENERGY'S RIGHTS AGREEMENT

  Each of the LG&E Energy Board and the KU Energy Board has authorized and declared, and authorized the issuance of, a dividend of one preferred stock purchase right (each a "Right") for each share of its respective Common Stock. As a result of a three-for-two stock split in 1992 and a two-for-one stock split in 1996, the number of Rights associated with an outstanding share of LG&E Energy Common Stock has been reduced from one Right per share to one-third Right per share of LG&E Energy Common Stock. The description and terms of the separate Rights are set forth in the respective Rights Agreement, as amended, entered into by LG&E Energy and KU Energy. In general, such terms are substantially the same in each case, see "Description of LG&E Energy Capital Stock--Rights to Purchase Series A Preferred Stock," except as discussed in the following paragraph.

  Though each whole Right entitles the holder to purchase one one-hundredth of a share of preferred stock, the exercise price for the LG&E Energy Right is $110 per one one-hundredth of a share compared to an exercise price of $65 per one one-hundredth of a share for each KU Energy Right. While the ownership threshold for the definition of an Acquiring Person under LG&E Energy's Rights Agreement is 15%, the ownership threshold for the definition of an Acquiring Person under KU Energy's Rights Agreement is 10%. Under the Rights Agreements, each Board has the option, after any person becomes an Acquiring Person, to exchange all or part of the Rights held by a person other than an Acquiring Person and/or a related person for shares of Common Stock at an exchange ratio of three shares of Common Stock per Right in the case of LG&E Energy and at an exchange ratio of one share of Common Stock per Right in the case of KU Energy. The Rights under LG&E Energy's Rights Agreement expire at the close of business on December 19, 2000 unless earlier redeemed or exchanged by the Company. The Rights under KU Energy's Rights Agreement expire February 7, 2002.

COMPARISON OF LG&E ENERGY ARTICLES AND BYLAWS TO KU ENERGY ARTICLES AND BYLAWS

  Board of Directors. KU Energy Articles provide that the affairs of the corporation shall be conducted by a Board of nine directors, or such other number of directors (not less than three) as shall from time to time be prescribed by the KU Energy Bylaws. So long as there are at least nine directors, the board shall be classified with respect to the time for which the directors hold office into three classes, as nearly equal in number as possible. The KU Energy Bylaws provide for a Board of Directors of no more than eleven and no less than nine members as determined from time to time by resolution of the Board of Directors. The KU Energy Board currently consists of 10 directors.

  The LG&E Energy Articles provide that the Board of Directors of LG&E shall be fixed from time to time by or pursuant to the LG&E Energy Bylaws, which provide that the number of directors shall be fixed from time to time by the Board of Directors, but shall in no event be less than nine or more than fifteen directors. In accordance with the Merger Agreement, at the Effective Time, the LG&E Energy Board will consist of fifteen directors, eight of whom will be designated by LG&E Energy and seven of whom will be designated by KU Energy. See "LG&E Energy Following the Merger-- Management of LG&E Energy After The Merger." As with the KU Energy Board of Directors, the LG&E Energy Board will be classified with respect to the time for which they hold office into three classes, as nearly equal in number as possible, as determined by the Board of Directors.

  Removal of Directors. The KU Energy Articles and the KU Energy Bylaws are silent as to the procedure for removing directors. Under the KBCA, the shareholders of KU Energy may vote to remove one or more directors, with or without cause. However, if a director is elected by a voting group of shareholders, only the voting group of shareholders may vote to remove such director. Additionally, a director may not be removed if the votes cast against such removal would have been sufficient to elect the director under cumulative voting.

  Both the LG&E Articles and the LG&E Energy Bylaws provide that any director may be removed with or without cause by the affirmative vote of at least 80% of the combined voting power of the then outstanding shares of LG&E Energy stock entitled to vote generally in the election of directors. The LG&E Energy Articles and the LG&E Energy Bylaws further provide that if at any time LG&E Energy's shareholders have cumulative voting rights with respect to the election of directors and less than the entire Board of Directors is to be removed, no director may be removed from office if the votes cast against his or her removal would be sufficient to elect such person under cumulative voting.

  Vacancies on the Board of Directors. The KU Energy Articles are silent as to the procedures for the filling of a vacancy on the Board of Directors. The KU Energy Bylaws provide that the Board of Directors may fill vacancies occurring at any time in the membership of the Board by death, resignation or otherwise until the next annual election and until the necessary election shall have taken place. The LG&E Energy Articles and the LG&E Energy Bylaws provide that a vacancy on the Board of Directors shall be filled by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors, and that any director so elected shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until the election and qualification of such director's successor.

  Amendment to Articles of Incorporation. Unless a greater vote or a vote by voting groups is otherwise required, the KBCA provides that an amendment of the articles of incorporation requiring adoption by the shareholders may be approved (i) by a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenter's rights and (ii) at a meeting where a quorum is present (a quorum being a majority of the votes entitled to be cast on the matter by the voting group), if the votes cast within the group favoring the action exceeds the votes cast opposing the action, unless a greater number of affirmative votes is otherwise required. The KU Energy Articles require the approval of holders of 80% of the KU Energy Common Stock to amend the provisions regarding the classification of directors. The KU Energy Articles also require the affirmative vote of the holders of at least two-thirds of the outstanding shares of KU Energy's Preferred Stock, Series A, voting together as a single series, to amend the KU Energy Articles in any manner which would materially alter or change the powers, preferences or special rights of the Preferred Stock, Series A. Similarly, the LG&E Energy Articles prohibit adoption of any amendment which would adversely alter or change the powers, preferences or special rights of the Series A Preferred Stock without at least a majority approval of the outstanding shares of Series A Preferred Stock voting separately as a class. The LG&E Articles further provide that adoption of an amendment affecting certain provisions, including those relating to the "fair price" provisions, the number of directors, and the voting requirements to amend the LG&E Energy Articles and Bylaws requires the approval of holders of 80% of the outstanding shares of LG&E Energy entitled to vote generally.

  Amendments to Bylaws. The KU Energy Bylaws may be amended or repealed at any meeting of the KU Energy Board of Directors or by the shareholders. The LG&E Energy Bylaws may be amended or repealed by (i) the shareholders at any annual meeting (or special meeting called for that purpose) at which a quorum is present, by the holders of at least a majority of the voting power of the shares represented and entitled to vote at such meeting, or (ii) the Board of Directors by majority vote of those present at any meeting at which a quorum is present. Notwithstanding the foregoing, however, certain provisions of the LG&E Energy Bylaws, including those provisions (i) authorizing shareholder action by unanimous consent, (ii) fixing the number of directors, (iii) providing for a classified board of directors, (iv) establishing procedures for removing directors, (v) establishing procedures for properly bringing business before an annual meeting of shareholders and (vi) determining who may call a special meeting of the shareholders, may not be amended or repealed without the approval of holders of 80% of the outstanding shares of LG&E Energy entitled to vote generally.

  Voting/Cumulative Voting. Each share of KU Energy Common Stock is entitled to one vote on any matter upon which such share is entitled to vote with the exception of elections for directors of the KU Energy Board. In all elections for directors, each holder of KU Energy Common Stock has the right to cumulative voting. The voting rights of holders of LG&E Energy Common Stock are substantially the same except that shareholders' rights to cumulative voting are qualified by the extent to which such right is required by law.

  Special Meetings of Shareholders; Shareholder Action by Written Consent. The KU Energy Bylaws provide that special meetings of shareholders may be called by the KU Energy Board, the holders of at least 51% of all the votes entitled to be cast on each issue proposed for consideration at the special meeting, or as otherwise provided by the KBCA. The LG&E Energy Bylaws provide that, except as otherwise mandated by the KBCA, only the President of LG&E Energy or the LG&E Energy Board (by resolution approved by a majority of the entire LG&E Energy Board) may call a special meeting of the shareholders. While the KU Energy Bylaws do not address action by the shareholders without a meeting, the LG&E Energy Bylaws state that shareholders may take action without a meeting only by written consent of all shareholders entitled to vote on the subject matter.

  Notice of Shareholder Proposals/Nominations. The KU Energy Bylaws require advance notice of the introduction by shareholders of business at annual meetings of shareholders, or of nominations for election as director. For any such proposal or nomination to be properly brought before an annual meeting, a shareholder must have given timely and proper notice thereof to the Secretary of KU Energy. To be timely, a shareholder must deliver a written notice to the Secretary of KU Energy not fewer than 60 days prior to the scheduled annual meeting; provided that if the date of such meeting is not disclosed at least 70 days in advance of the meeting date, a shareholder notice will be timely delivered if received by the close of business on the tenth day following the day on which notice of the date of the meeting or public disclosure of the meeting date was made. The required written notice from a shareholder must set forth (i) a description in reasonable detail of the proposed business and the reasons for conducting such business or the name and certain information about the nominee and a signed consent to serve if elected, (ii) the name and address of the proponent, or the shareholder proposing such business or granting a proxy to the proponent or an intermediary as it appears on KU Energy's books,
(iii) the class and number of shares owned by the shareholder, (iv) a description of any material interest of such shareholder in such business, (v) a representation that the shareholder is a holder of record of stock of KU Energy entitled to vote at such meeting and intends to appear at the meeting to make the proposal or to nominate the person or persons specified in the notice and (vi) the name and address of the proponent, if the holder of a proxy from a qualified shareholder of record, and the names and addresses of any intermediate proxies.

  Similarly, LG&E Energy's Bylaws require advance notice of any business to be brought before the annual meeting by a shareholder, including nominations for election as director. For business to be timely and properly brought by a shareholder, the Secretary of LG&E Energy must have received written notice thereof not less than 90 days prior to the meeting. If the date of the meeting is not publicly announced by LG&E Energy more than 100 days prior to the meeting, the shareholder must deliver timely notice to the Secretary not later than the close of business on the tenth day following the day on which such public announcement was communicated to the shareholders. For business other than nominations for election as director, such notice must contain (i) a description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on LG&E Energy's books, of the shareholder proposing such business, (iii) the class and number of shares of LG&E Energy which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business. With respect to shareholder nominations for election as director, such notice must contain: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of LG&E Energy entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (iv) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the LG&E Energy Board; and (v) the consent of each nominee to serve as a director of LG&E Energy if so elected.

  Indemnification/Limitation of Liability. The KU Energy Bylaws provide that KU Energy shall indemnify any person made or threatened to be made a party to a proceeding by reason of his or her former or present official capacity as a director, officer, employee or agent of KU Energy or acting in an official capacity with another entity at the direction or request of KU Energy, according to the terms and under the procedures provided in the KBCA. To the fullest extent permitted by Kentucky law, the KU Energy Articles also limit the personal liability of directors for monetary damages for breach of their fiduciary duties, except for (i) breaches of their duty of loyalty to KU Energy or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of the law, (iii) transactions from which the directors receive improper personal benefits or (iv) any vote for or assent to an unlawful distribution to shareholders. The LG&E Energy Articles contain similar provisions limiting personal liability of a director for a breach of his or her fiduciary duty.

  The LG&E Energy Articles provide that LG&E Energy shall indemnify to the fullest extent permitted by law any person who is or was a party or threatened to be made a party to any legal proceeding by reason of the fact that such person is or was a director or officer of LG&E Energy, or is or was serving at the request of LG&E Energy as a director or officer of another enterprise, against expenses (including attorneys fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person. This right of indemnity includes the advancement of expenses upon receipt of an undertaking to repay such advance upon specified conditions.

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

  The following unaudited pro forma financial information combines the historical balance sheets and statements of income of LG&E Energy and KU Energy, including their respective subsidiaries, after giving effect to the Merger. The unaudited pro forma combined condensed balance sheet at June 30, 1997 gives effect to the Merger as if it had occurred at June 30, 1997. The unaudited pro forma combined condensed statements of income for each of the years in the three-year period ended December 31, 1996, the six-month period ended June 30, 1997, and the 12-month period ended June 30, 1997 give effect to the Merger as if it had occurred at January 1, 1994. These statements are prepared on the basis of accounting for the Merger as a pooling of interests and are based on the assumptions set forth in the notes thereto. The pro forma financial information does not give effect to the expected synergies of the transaction.

  The following pro forma financial information has been prepared from, and should be read in conjunction with, the historical financial statements and related notes thereto of LG&E Energy and KU Energy, incorporated herein by reference. The following information is not necessarily indicative of the financial position or operating results that would have occurred had the Merger been consummated on the date as of which, or at the beginning of the periods for which, the Merger is being given effect nor is it necessarily indicative of future operating results or financial position. In addition, due to the effect of seasonal fluctuations in temperature and other weather-related factors on the operations of LG&E Energy and KU Energy, financial results for the six-month period ended June 30, 1997 are not necessarily indicative of trends for any future period.

                               LG&E ENERGY CORP.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                         SIX MONTHS ENDED JUNE 30, 1997
                  (THOUSANDS OF DOLLARS EXCEPT PER SHARE DATA)

                               LG&E ENERGY    KU ENERGY   PRO FORMA  PRO FORMA
                              (AS REPORTED) (AS REPORTED) ADJUSTMENT  COMBINED
                                              (NOTE 1)     (NOTE 2)   (NOTE 3)
                              ------------- ------------  ---------- ----------
Revenues:
  Energy marketing and
   trading..................   $1,580,966     $    --      $    (4)  $1,580,962
  Electric utility..........      274,746      341,769        (240)     616,275
  Gas utility...............      130,929          --          --       130,929
  Other.....................       63,863        2,727         --        66,590
                               ----------     --------     -------   ----------
      Total revenues........    2,050,504      344,496        (244)   2,394,756
                               ----------     --------     -------   ----------
Cost of revenues
  Energy marketing and
   trading..................    1,554,329          --          (15)   1,554,314
  Fuel and power purchased..       73,426      123,528        (229)     196,725
  Gas supply expenses.......       88,969          --          --        88,969
  Other.....................       37,593          --          --        37,593
                               ----------     --------     -------   ----------
      Total cost of
       revenues.............    1,754,317      123,528        (244)   1,877,601
                               ----------     --------     -------   ----------
Gross profit................      296,187      220,968         --       517,155
Operating expenses
  Operation and maintenance:
    Utility.................      109,396      101,599         --       210,995
    Energy marketing and
     trading and other......       43,699        1,463         --        45,162
  Depreciation and
   amortization.............       56,762       41,839         --        98,601
  Non-recurring charges.....         (592)         --          --          (592)
                               ----------     --------     -------   ----------
      Total operating
       expenses.............      209,265      144,901         --       354,166
                               ----------     --------     -------   ----------
Equity in earnings of joint
 ventures ..................        8,941          --          --         8,941
                               ----------     --------     -------   ----------
Operating income............       95,863       76,067         --       171,930
Other income and
 (deductions)...............        6,077        2,361         --         8,438
Interest charges, minority
 interest and preferred
 dividends..................       34,458       20,904         --        55,362
                               ----------     --------     -------   ----------
Income before income taxes..       67,482       57,524         --       125,006
Income taxes................       24,626       20,611         --        45,237
                               ----------     --------     -------   ----------
Net Income (Note 5).........   $   42,856     $ 36,913     $   --    $   79,769
                               ==========     ========     =======   ==========
Average common shares
 outstanding (Note 4).......       66,433       37,818      25,338      129,589
Earnings per share of common
 stock......................   $     0.65     $   0.98         --    $     0.62

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                               LG&E ENERGY CORP.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                       TWELVE MONTHS ENDED JUNE 30, 1997
                  (THOUSANDS OF DOLLARS EXCEPT PER SHARE DATA)

                                                     KU    PRO FORMA  PRO FORMA
                                          LG&E     ENERGY  ADJUSTMENT  COMBINED
                                         ENERGY   (NOTE 1)  (NOTE 2)   (NOTE 3)
                                       ---------- -------- ---------- ----------
Revenues:
  Energy marketing and trading (Note
   6)................................  $3,099,192 $    --   $    (4)  $3,099,188
  Electric utility...................     594,230  694,955     (425)   1,288,760
  Gas utility........................     224,930      --       --       224,930
  Other..............................      85,275    5,039      --        90,314
                                       ---------- --------  -------   ----------
      Total revenues.................   4,003,627  699,994     (429)   4,703,192
                                       ---------- --------  -------   ----------
Cost of revenues
  Energy marketing and trading.......   3,039,965      --       (85)   3,039,880
  Fuel and power purchased...........     158,870  250,020     (344)     408,546
  Gas supply expenses................     152,567      --       --       152,567
  Other..............................      44,202      --       --        44,202
                                       ---------- --------  -------   ----------
      Total cost of revenues.........   3,395,604  250,020     (429)   3,645,195
                                       ---------- --------  -------   ----------
Gross profit.........................     608,023  449,974      --     1,057,997
Operating expenses
  Operation and maintenance:
    Utility..........................     213,690  203,622      --       417,312
    Energy marketing and trading and
     other...........................      79,175    3,215      --        82,390
  Depreciation and amortization......     108,826   82,232      --       191,058
  Non-recurring charges (Notes 7 and
   8)................................      25,738    4,012      --        29,750
                                       ---------- --------  -------   ----------
      Total operating expenses.......     427,429  293,081      --       720,510
                                       ---------- --------  -------   ----------
Equity in earnings of joint ventures.      18,958       --      --        18,958
                                       ---------- --------  -------   ----------
Operating income.....................     199,552  156,893      --       356,445
Other income and (deductions)........       8,344    4,186      --        12,530
Interest charges, minority interest
 and preferred dividends.............      60,466   41,687      --       102,153
                                       ---------- --------  -------   ----------
Income before income taxes...........     147,430  119,392      --       266,822
Income taxes.........................      51,488   42,923      --        94,411
                                       ---------- --------  -------   ----------
Net Income (Note 5)..................  $   95,942 $ 76,469  $   --    $  172,411
                                       ========== ========  =======   ==========
Average common shares outstanding
 (Note 4)............................      66,378   37,818   25,338      129,534
Earnings per share of common stock...  $     1.45 $   2.02      --    $     1.33

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                               LG&E ENERGY CORP.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1996
                  (THOUSANDS OF DOLLARS EXCEPT PER SHARE DATA)

                                              KU ENERGY   PRO FORMA  PRO FORMA
                               LG&E ENERGY  (AS REPORTED) ADJUSTMENT  COMBINED
                              (AS REPORTED)   (NOTE 1)     (NOTE 2)   (NOTE 3)
                              ------------- ------------- ---------- ----------
Revenues:
  Energy marketing and
   trading (Note 6)..........  $2,736,940     $    --       $  --    $2,736,940
  Electric utility...........     607,160      711,686        (760)   1,318,086
  Gas utility................     214,419          --          --       214,419
  Other......................      30,946        4,522         --        35,468
                               ----------     --------      ------   ----------
      Total revenues.........   3,589,465      716,208        (760)   4,304,913
                               ----------     --------      ------   ----------
Cost of revenues
  Energy marketing and
   trading...................   2,663,902          --         (257)   2,663,645
  Fuel and power purchased...     166,323      260,688        (503)     426,508
  Gas supply expenses........     140,482          --          --       140,482
  Other......................      13,556          --          --        13,556
                               ----------     --------      ------   ----------
      Total cost of revenues.   2,984,263      260,688        (760)   3,244,191
                               ----------     --------      ------   ----------
Gross profit.................     605,202      455,520         --     1,060,722
Operating expenses
  Operation and maintenance:
    Utility..................     214,786      201,811         --       416,597
    Energy marketing and
     trading and other.......      67,907        2,759         --        70,666
  Depreciation and
   amortization..............     103,556       80,612         --       184,168
  Non-recurring charges
   (Notes 7 and 8)...........      26,330        5,493         --        31,823
                               ----------     --------      ------   ----------
      Total operating
       expenses..............     412,579      290,675         --       703,254
                               ----------     --------      ------   ----------
Equity in earnings of joint
 ventures ...................      18,818          --          --        18,818
                               ----------     --------      ------   ----------
Operating income.............     211,441      164,845         --       376,286
Other income and
 (deductions)................       3,808        5,327         --         9,135
Interest charges and
 preferred dividends.........      53,887       41,889         --        95,776
                               ----------     --------      ------   ----------
Income before income taxes...     161,362      128,283         --       289,645
Income taxes.................      57,359       46,334         --       103,693
                               ----------     --------      ------   ----------
Net Income...................  $  104,003     $ 81,949         --    $  185,952
                               ==========     ========      ======   ==========
Average common shares
 outstanding (Note 4)........      66,294       37,818      25,338      129,450
Earnings per share of common
 stock.......................  $     1.57     $   2.17         --    $     1.44

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                               LG&E ENERGY CORP.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1995
                  (THOUSANDS OF DOLLARS EXCEPT PER SHARE DATA)

                                              KU ENERGY   PRO FORMA  PRO FORMA
                               LG&E ENERGY  (AS REPORTED) ADJUSTMENT  COMBINED
                              (AS REPORTED)   (NOTE 1)     (NOTE 2)   (NOTE 3)
                              ------------- ------------  ---------- ----------
Revenues:
  Energy marketing and
   trading..................   $  630,249     $    --      $(1,616)  $  628,633
  Electric utility..........      571,086      686,400      (2,212)   1,255,274
  Refund--Trimble County
   (Note 9).................      (28,300)         --          --       (28,300)
  Gas utility...............      181,126          --          --       181,126
  Other.....................       20,519        4,028         --        24,547
                               ----------     --------     -------   ----------
      Total revenues........    1,374,680      690,428      (3,828)   2,061,280
                               ----------     --------     -------   ----------
Cost of revenues
  Energy marketing and
   trading..................      604,302          --          --       604,302
  Fuel and power purchased..      154,832      259,424      (3,828)     410,428
  Gas supply expenses.......      110,738          --          --       110,738
  Other.....................       19,858          --          --        19,858
                               ----------     --------     -------   ----------
      Total cost of
       revenues.............      889,730      259,424      (3,828)   1,145,326
                               ----------     --------     -------   ----------
Gross profit................      484,950      431,004         --       915,954
Operating expenses
  Operation and maintenance:
    Utility.................      203,284      198,712         --       401,996
    Energy marketing and
     trading and other......       39,874        2,969         --        42,843
  Depreciation and
   amortization.............       94,393       75,268         --       169,661
                               ----------     --------     -------   ----------
      Total operating
       expenses.............      337,551      276,949         --       614,500
                               ----------     --------     -------   ----------
Equity in earnings of joint
 ventures ..................       28,158          --          --        28,158
                               ----------     --------     -------   ----------
Operating income............      175,557      154,055         --       329,612
Other income and
 (deductions)...............        5,389        6,092         --        11,481
Interest charges and
 preferred dividends........       53,822       42,273         --        96,095
                               ----------     --------     -------   ----------
Income before income taxes..      127,124      117,874         --       244,998
Income taxes................       44,294       41,821         --        86,115
                               ----------     --------     -------   ----------
Net Income..................   $   82,830     $ 76,053     $   --    $  158,883
                               ==========     ========     =======   ==========
Average common shares
 outstanding (Note 4).......       66,105       37,818      25,338      129,261
Earnings per share of common
 stock......................   $     1.25     $   2.01         --    $     1.23

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                               LG&E ENERGY CORP.

          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1994
                  (THOUSANDS OF DOLLARS EXCEPT PER SHARE DATA)

                                              KU ENERGY   PRO FORMA  PRO FORMA
                               LG&E ENERGY  (AS REPORTED) ADJUSTMENT  COMBINED
                              (AS REPORTED)   (NOTE 1)     (NOTE 2)   (NOTE 3)
                              ------------- ------------  ---------- ----------
Revenues:
  Energy marketing and
   trading..................    $  1,289      $    --       $  --    $    1,289
  Electric Utility (Note
   10)......................     559,327       636,628        (328)   1,195,627
  Gas utility...............     200,129           --          --       200,129
  Other.....................      68,918         2,604         --        71,522
                                --------      --------      ------   ----------
      Total revenues........     829,663       639,232        (328)   1,468,567
                                --------      --------      ------   ----------
Cost of revenues
  Energy marketing and
   trading..................       1,222           --          --         1,222
  Fuel and power purchased
   (Note 10)................     153,356       232,096        (328)     385,124
  Gas supply expenses.......     131,561           --          --       131,561
  Other.....................      56,395           --          --        56,395
                                --------      --------      ------   ----------
      Total cost of
       revenues.............     342,534       232,096        (328)     574,302
                                --------      --------      ------   ----------
Gross profit................     487,129       407,136         --       894,265
  Operating expenses
  Operation and maintenance:
    Utility.................     202,123       193,428         --       395,551
    Energy marketing and
     trading and other......      24,629         2,053         --        26,682
  Depreciation and
   amortization.............      84,173        65,441         --       149,614
  Non-recurring charges
   (Note 11)................      48,743           --          --        48,743
                                --------      --------      ------   ----------
      Total operating
       expenses.............     359,668       260,922         --       620,590
                                --------      --------      ------   ----------
Equity in earnings of joint
 ventures...................      12,883           --          --        12,883
                                --------      --------      ------   ----------
Operating income............     140,344       146,214         --       286,558
Other income and
 (deductions)...............      13,718         8,121         --        21,839
Contribution to charitable
 foundation (Note 12).......      15,000           --          --        15,000
Interest charges and
 preferred dividends........      48,839        36,453         --        85,292
                                --------      --------      ------   ----------
Income from continuing
 operations before income
 taxes......................      90,223       117,882         --       208,105
Income taxes................      33,394        42,006         --        75,400
                                --------      --------      ------   ----------
Income from continuing
 operations.................      56,829        75,876         --       132,705
Gain on sale of discontinued
 operations, net of income
 taxes of $35,048 (Note 13).      51,805           --          --        51,805
                                --------      --------      ------   ----------
Income before cumulative
 effect of change in
 accounting principle.......     108,634        75,876         --       184,510
Cumulative effect of change
 in accounting for post-
 employment benefits, net of
 income taxes of $2,280
 (Note 14)..................      (3,369)          --          --        (3,369)
                                --------      --------      ------   ----------
Net Income..................    $105,265      $ 75,876      $  --    $  181,141
                                ========      ========      ======   ==========
Average common shares
 outstanding (Note 4).......      65,982        37,818      25,338      129,138
Earnings per share of common
 stock
  From continuing
   operations...............    $   0.86      $   2.01      $  --    $     1.03
  Gain on sale of
   discontinued operations..        0.79           --          --          0.40
  Cumulative effect of
   accounting change........       (0.05)          --          --         (0.03)
                                --------      --------      ------   ----------
      Total.................    $   1.60      $   2.01         --    $     1.40
                                ========      ========      ======   ==========

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                               LG&E ENERGY CORP.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                AT JUNE 30, 1997
                             (THOUSANDS OF DOLLARS)

                                              KU ENERGY   PRO FORMA  PRO FORMA
                               LG&E ENERGY  (AS REPORTED) ADJUSTMENT  COMBINED
                              (AS REPORTED)   (NOTE 1)     (NOTE 2)   (NOTE 3)
ASSETS                        ------------- ------------- ---------- ----------
Current assets:
  Cash and temporary cash
   investments...............  $  132,210    $   21,418    $   --    $  153,628
  Marketable securities......      10,996           --         --        10,996
  Accounts receivable--less
   reserve...................     376,327        66,425        (21)     442,731
  Materials and supplies--
   primarily at average cost:
    Fuel (predominately
     coal)...................      15,651        37,189        --        52,840
    Gas stored underground...      16,174           --         --        16,174
    Other....................      31,802        23,370        --        55,172
  Price risk management
   assets....................      62,782           --         --        62,782
  Prepayments and other......       3,472         6,679        --        10,151
                               ----------    ----------    -------   ----------
      Total current assets...     649,414       155,081        (21)     804,474
                               ----------    ----------    -------   ----------
Other property and
 investments--less reserve:
  Investments in affiliates..     171,384         2,172        --       173,556
  Non-utility property and
   plant, net................     408,058         2,714        --       410,772
  Price risk management
   assets....................      49,924           --         --        49,924
  Other......................      25,261        41,327        --        66,588
                               ----------    ----------    -------   ----------
      Total other property
       and investments.......     654,627        46,213        --       700,840
                               ----------    ----------    -------   ----------
Utility plant, at original
 cost:
  Electric...................   2,245,213     2,577,611        --     4,822,824
  Gas........................     337,324           --         --       337,324
  Common.....................     138,724           --         --       138,724
                               ----------    ----------    -------   ----------
    Gross utility plant......   2,721,261     2,577,611        --     5,298,872
Less: reserve for
 depreciation................   1,037,437     1,099,749        --     2,137,186
                               ----------    ----------    -------   ----------
    Net utility plant........   1,683,824     1,477,862        --     3,161,686
                               ----------    ----------    -------   ----------
Deferred debits and other
 assets......................     121,389        47,585      8,250      177,224
                               ----------    ----------    -------   ----------
      Total assets...........  $3,109,254    $1,726,741    $ 8,229   $4,844,224
                               ==========    ==========    =======   ==========
CAPITAL AND LIABILITIES
Current liabilities:
  Long-term debt due within
   one year..................  $   20,000    $       21    $   --    $   20,021
  Notes payable..............     298,000        51,800        --       349,800
  Accounts payable...........     322,749        26,937     16,479      366,165
  Trimble County settlement..      15,072           --         --        15,072
  Accrued taxes..............       5,532         2,849     (3,330)       5,051
  Price risk management
   liabilities...............      77,637           --         --        77,637
  Other......................      76,006        35,306        --       111,312
                               ----------    ----------    -------   ----------
      Total current
       liabilities...........     814,996       116,913     13,149      945,058
                               ----------    ----------    -------   ----------
Long-Term Debt...............     664,284       546,351        --     1,210,635
Deferred credits and other
 liabilities:
  Accumulated deferred income
   taxes.....................     312,326       249,208        --       561,534
  Investment tax credit, in
   process of amortization...      77,869        28,123        --       105,992
  Regulatory liability.......      75,600        53,305        --       128,905
  Price risk management
   liabilities...............      23,824           --         --        23,824
  Other......................     123,939        43,706        --       167,645
                               ----------    ----------    -------   ----------
      Total deferred credits
       and other liabilities.     613,558       374,342        --       987,900
                               ----------    ----------    -------   ----------
Minority interests...........     102,594           --         --       102,594
Cumulative preferred stock...      95,328        40,000        --       135,328
Common equity................     818,494       649,135     (4,920)   1,462,709
                               ----------    ----------    -------   ----------
      Total capital and
       liabilities...........  $3,109,254    $1,726,741    $(8,229)  $4,844,224
                               ==========    ==========    =======   ==========

   See accompanying Notes to Unaudited Pro Forma Combined Condensed Financial
                                  Statements.

                               LG&E ENERGY CORP.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

1. Reclassifications have been made to certain "as reported" account balances reflected in KU Energy's financial statements to conform to this reporting presentation. All other financial statement presentation and accounting policy differences are immaterial and have not been adjusted in the pro forma combined condensed financial statements.
2. Intercompany transactions (power purchased and power sales transactions) between LG&E Energy and KU Energy during the periods presented were eliminated through pro forma adjustments.
3. The allocation between LG&E Energy and KU Energy and their customers of the estimated cost savings resulting from the Merger, net of the estimated costs incurred to achieve such savings, and the treatment of transaction costs, will be subject to regulatory review and approval. None of the estimated cost savings or costs to achieve such savings has been reflected in the pro forma combined condensed statements of income. A charge of $4.92 million ($8.25 million, net of income taxes of $3.33 million) to retained earnings and $8.25 million as deferred debits and other assets in the pro forma combined condensed balance sheet has been made to recognize such estimated transaction costs. Transaction costs are currently estimated to be approximately $16.5 million (including fees for financial advisors, attorneys, accountants, consultants, filings and printing).
4. The pro forma combined condensed financial statements reflect the conversion of each share of KU Energy Common Stock (no par value) outstanding into 1.67 shares of LG&E Energy Common Stock (no par value) as provided in the Merger Agreement. The pro forma combined condensed financial statements are presented as if the companies were combined during all periods included therein.
5. LG&E Energy's net income for the six months, and twelve months, ended June 30, 1997, includes the effect of an $8.5 million insurance settlement and related legal costs associated with the Calgary trading loss discussed in
    Note 7 below, partially offset by a one-time restructuring charge of $7 million for the consolidation of LG&E Energy's energy marketing group.
6. LG&E Energy adopted the mark-to-market method of accounting for its energy trading and price risk management activities during 1996. This resulted in an increase in Energy Marketing and Trading revenues and income from operations of $26.2 million for 1996 and $16.6 million for the twelve months ended June 30, 1997. The impact on prior period financial results was immaterial.
7. LG&E Energy's net income for the year ended December 31, 1996 and twelve months ended June 30, 1997, includes a non-recurring after-tax charge of $17.1 million for losses in its natural gas marketing business resulting from unauthorized transactions entered into by a marketer in its Calgary, Alberta, office. This charge is reflected in non-recurring charges on the respective statements of income.
8. KU Energy's net income for the twelve months ended June 30, 1997 and year ended 1996 include a non-recurring write-off of nonutility investments. This charge is reflected in non-recurring charges on the respective statements of income.
9. 1995 operating revenues were reduced by $28.3 million related to a settlement agreement approved by the Kentucky Commission on December 8, 1995, which resolved numerous legal and regulatory proceedings to determine the appropriate ratemaking treatment to implement the Kentucky Commission's 1988 decision that LG&E should not be allowed to recover 25% of the cost of Trimble County Unit 1 (Trimble County) from ratepayers.
10. Electric utility revenues and fuel and power purchased costs for KU Energy for 1994 were reduced by $19.4 million and $23.1 million, respectively, resulting from refunds made pursuant to regulatory orders related to the resolution of a coal contract dispute. The difference between the reduction in operating revenues and the reduction in fuel expense is attributable to incurred litigation costs, fuel cost savings related to opportunity sales and costs incurred to administer the refund plan. These amounts were retained by Kentucky Utilities pursuant to regulatory orders.
11. LG&E Energy's 1994 net income includes pre-tax non-recurring charges of $48.7 million. As part of a study of its business strategy and realignment during 1994, LG&E re-evaluated its regulatory strategy which previously had been to seek full recovery of certain costs deferred in accordance with prior precedents established by the Kentucky Commission. As a result of this re-evaluation, LG&E wrote off certain expenses that had previously been deferred amounting to approximately $38.6 million before taxes. While LG&E continues to believe that it could have reasonably expected to recover these costs in future rate proceedings before the Kentucky Commission, LG&E decided to deduct these expenses currently and not seek recovery for such expenses in future rates due to increasing competitive pressures and the existing and anticipated future economic conditions. In addition, a nonutility subsidiary of LG&E Energy recorded a reserve of $10.1 million before taxes for the costs related to vacating leased office space.
12. LG&E Energy's 1994 net income includes a pre-tax charge of $15 million. This represented an irrevocable payment made to a tax-exempt charitable foundation formed by LG&E Energy in 1994. This charge is reflected in the Contribution to Charitable Foundation on the statements of income.
13. LG&E Energy's 1994 net income includes the recognition of a gain on the sale of its 36.5% partnership interest in Natural Gas Clearinghouse for $170 million. The transaction resulted in an after-tax gain of approximately $52 million. This adjustment is reflected as a gain on sale of discontinued operations, net of income taxes.
14. LG&E Energy's 1994 net income includes an adjustment for a change in accounting for post-employment benefits adopted pursuant to Statement of Financial Accounting Standards No. 112, Employers' Accounting for Post-Employment Benefits. This adjustment is reflected as a cumulative effect of change in accounting for post-employment benefits, net of income taxes.

           SELECTED INFORMATION CONCERNING KU ENERGY AND LG&E ENERGY

BUSINESS OF KU ENERGY

  KU Energy is a holding company, with two wholly-owned subsidiaries, Kentucky Utilities and KU Capital. Kentucky Utilities is a public utility that provides electricity to approximately 432,900 customers in over 600 communities and adjacent suburban and rural areas in 77 counties in central, southeastern and western Kentucky, and to about 28,800 customers in five counties in southwestern Virginia. In Virginia, Kentucky Utilities operates under the name Old Dominion Power Company. The territory served by Kentucky Utilities has an aggregate population estimated at about 1,000,000, which includes Lexington, Kentucky. The territory served includes most of the Bluegrass Region of central Kentucky and parts of the coal mining areas in southeastern and western Kentucky and southwestern Virginia. KU Capital is KU Energy's vehicle for investments in various non-utility energy related ventures. Kentucky Utilities owns 20% of the common stock of EEI, which owns and operates a 1,000 megawatt coal-fired electric generating station in Joppa, Illinois. The remaining 80% is owned by three unaffiliated public utilities or public utility holding companies. Additional information concerning KU Energy and its subsidiaries is included in the KU Energy documents filed with the SEC which are incorporated by reference herein. See "Incorporation by Reference."

BUSINESS OF LG&E ENERGY

  LG&E Energy is a holding company engaged, through its subsidiaries, in retail utility services, energy marketing and trading, power generation and project development. LG&E Energy owns LG&E, which is an operating public utility that supplies natural gas to approximately 277,000 customers and electricity to approximately 351,000 customers in Louisville and adjacent areas in Kentucky. LG&E's service area covers approximately 700 square miles in 17 counties and has an estimated population of 800,000. Included in this area is the Fort Knox Military Reservation, to which LG&E transports gas and provides electric service, but which maintains its own distribution systems. LG&E also provides gas service in limited additional areas. LG&E's coal-fired electric generating plants, which are all equipped with systems to remove sulfur dioxide, produce most of the LG&E electricity; the remainder is generated by a hydroelectric power plant and combustion turbines. Through its non-utility subsidiaries, LG&E Energy has interests in and operates power plants in several states, Argentina and Spain, and two gas distribution companies in Mendoza and Cordoba provinces in Argentina. LG&E Energy also is actively involved through its non-utility subsidiaries in energy marketing and trading and, for the year ended December 31, 1996, was the largest utility-affiliated power marketer in the United States. LG&E Energy recently received the requisite Bankruptcy Court approvals for the use and/or lease of the generation assets of Big Rivers Electric Corporation, a rural electric cooperative in Kentucky ("Big Rivers") and the sale of power to Big Rivers over a twenty-five year term. Upon receipt of certain additional regulatory approvals, LG&E Energy affiliates will (i) lease the generation assets of Big Rivers (approximately 1,400 megawatts) and own the electrical output thereof, (ii) receive the economic benefits of the electrical output of a generation facility (approximately 300 megawatts) owned by the City of Henderson, Kentucky (to the extent the output of such facility is not committed to meet the requirements of such municipality's residents), (iii) sell to Big Rivers an amount of power as agreed upon by contract to permit Big Rivers to serve its cooperative members, satisfy certain other obligations and enter into additional contracts for the sale of power, and (iv) sell additional, excess electrical output of the Big Rivers' facilities to third parties on the open market. Additional information concerning LG&E Energy and its subsidiaries is included in the LG&E Energy documents filed with the SEC which are incorporated by reference herein. See "Incorporation by Reference".

CERTAIN BUSINESS RELATIONSHIPS BETWEEN KENTUCKY UTILITIES AND LG&E

  In the normal course of business, Kentucky Utilities and LG&E buy and sell electric power from and to each other in arm's-length transactions pursuant to filed rate schedules. At various times in the past, LG&E and Kentucky Utilities have assisted one another in service restoration following major storms. LG&E and Kentucky

Utilities are both parties to the East Central Area Reliability Coordination Agreement, which is designed to augment the reliability of the members' bulk power supply through coordination of planning and operation of generation and transmission facilities. Each of LG&E and Kentucky Utilities also own an interest in Ohio Valley Electric Corporation ("OVEC") and have cooperated, with OVEC's other owners, in the operation of OVEC's two generating stations, with an aggregate capability of 2,365 megawatts, that are owned by OVEC (or its subsidiary) in Madison, Indiana and Cheshire, Ohio. OVEC provides power to the gaseous diffusion facility of the United States Department of Energy in Pike County, Ohio. Available power is also sold by OVEC to the utilities that own its stock. Kentucky Utilities owns 2.5%, and LG&E owns 4.9%, of the common stock of OVEC.

                        LG&E ENERGY FOLLOWING THE MERGER

  The following chart shows the organizational structure of LG&E Energy and its first-tier subsidiaries and KU Energy and its first-tier subsidiaries prior to the Merger:


                                  LG&E Energy

           --------------------------------------------------------




   Louisville Gas       LG&E Energy          LG&E Gas         LG&E Energy
        and           Foundation Inc.      Systems Inc.       Systems Inc.
      Electric
      Company






                                   KU Energy

                              -------------------


                          Kentucky          KU Capital
                         Utilities         Corporation
                          Company



As a result of the Merger, LG&E Energy will become the parent company of KU Energy's principal operating subsidiary, Kentucky Utilities. The operating utility subsidiaries (LG&E and Kentucky Utilities) will maintain their separate corporate identities and will continue to serve customers in Kentucky and Virginia under their present names. The utility subsidiaries of LG&E Energy will serve approximately 784,000 electric customers and 277,000 natural gas customers. Present non-utility operations of LG&E Energy will be unaffected. The non-utility subsidiaries of KU Energy will become subsidiaries of LG&E Energy. The business of LG&E Energy will consist of owning utilities and various non-utility subsidiaries. The following chart depicts the organizational structure of LG&E Energy after the Merger:

                                  LG&E Energy

   --------------------------------------------------------------------




             Louisville       LG&E                                     LG&E
 Kentucky      Gas and       Energy      KU Capital    LG&E Gas       Energy
 Utilities    Electric     Foundation    Corporation    Systems       Systems
  Company      Company        Inc.                       Inc.*         Inc.*







--------
   *As previously announced and for reasons unrelated to the Merger, LG&E Energy plans in the near future to merge these two non-utility subsidiaries into one company.

MANAGEMENT OF LG&E ENERGY AFTER THE MERGER

  Pursuant to the Merger Agreement, at the Effective Time, the new LG&E Energy Board will consist of 15 members, seven members of which will be designated by KU Energy and eight members of which will be designated by LG&E Energy. To date, LG&E Energy and KU Energy have not determined which individuals, in addition to Messrs. Hale and Whitley, will be designated to serve as directors of LG&E Energy as of the Effective Time. The Board of Directors will have the following four committees: (i) an Audit Committee; (ii) a Compensation Committee; (iii) a Nominating and Governance Committee and (iv) a Long Range Planning Committee. The Audit Committee will have ten members, with five designated by LG&E Energy (one of whom would be the chairman) and five designated by KU Energy. The Compensation Committee will have seven members, with four designated by LG&E Energy (one of whom would be the chairman) and three designated by KU Energy. The Nominating and Governance Committee will have eight members, with four designated by LG&E Energy and four designated by KU Energy (one of whom would be the chairman). The Long Range Planning Committee will have nine members, with five designated by LG&E Energy and four designated by KU Energy (one of whom would be the chairman). Upon consummation of the Merger, the Board of Directors of LG&E will consist of those persons serving as directors of LG&E immediately prior to the Merger plus those persons designated by KU Energy to serve on the LG&E Energy Board. Similarly, following the Merger, the Board of Directors of Kentucky Utilities will consist of those persons serving as directors of Kentucky Utilities immediately prior to the Merger plus those persons designated by LG&E Energy to serve on the LG&E Energy Board. See "The Merger Agreement--LG&E Energy
Board of Directors."

  Mr. Hale will be Chairman and Chief Executive Officer of LG&E Energy, LG&E and Kentucky Utilities and Mr. Whitley will be Vice Chairman, President and Chief Operating Officer of LG&E Energy and Vice Chairman and Chief Operating Officer of LG&E and Kentucky Utilities. Each of these individuals will have an employment agreement with LG&E Energy following the Merger. See "The Merger-- Employment Agreements."

  Except as set forth above regarding Mr. Hale and Mr. Whitley, no formal action has been taken regarding other executive officers of LG&E Energy or its subsidiaries after the Effective Time. However, Mr. Hale and Mr. Whitley have agreed orally as to certain members of senior management of LG&E Energy, LG&E and Kentucky Utilities after the Effective Time and have advised their respective boards of directors. The names of these individuals, their current positions and their anticipated positions after the Effective Time are as follows:

 INDIVIDUAL          CURRENT POSITION           POSITION AFTER EFFECTIVE TIME
 ----------          ----------------           -----------------------------
Walter Z.     Group President--Energy         Group President--Energy Marketing
 Berger       Marketing of LG&E Energy        of LG&E Energy
O.M.          Senior Vice President, Finance  Executive Vice President and
 Goodlett     and Administration and Chief    Chief Administrative Officer of
              Financial Officer of KU Energy  LG&E Energy
              and Kentucky Utilities
Robert M.     Senior Vice President--         President of Kentucky Utilities
 Hewett       Customer Service and
              Marketing of Kentucky Utilities


Wayne T. Lu-  Senior Vice President, Energy   Executive Vice President, Power
 cas          Supply of Kentucky Utilities    Generation of LG&E Energy
John R.       Executive Vice President,       Executive Vice President and
 McCall       General Counsel and Corporate   General Counsel of LG&E Energy,
              Secretary of LG&E Energy and    LG&E and Kentucky Utilities
              LG&E
Victor A.     Chief Financial Officer of      Chief Financial Officer of LG&E
 Staffieri    LG&E Energy and LG&E            Energy, LG&E and Kentucky
                                              Utilities
Stephen R.    President of LG&E               President of LG&E
 Wood

OPERATIONS

  After the Merger, LG&E and Kentucky Utilities will continue to operate as the utility subsidiaries of LG&E Energy.

  Upon receipt of the necessary approval from the FERC and on or after the Effective Time, LG&E and Kentucky Utilities will become parties to a Coordination Agreement, whereby the operation and planning for generating capacity and transmission are integrated. The integration of the Kentucky Utilities and LG&E generating capacity should increase the ability of these companies to meet demands for electricity within the territories each serves.

  The non-utility operations of KU Energy are presently conducted through KU Capital, a wholly-owned subsidiary. The non-utility operations of LG&E Energy are conducted primarily through LG&E Energy Systems Inc. and LG&E Gas Systems Inc.

  Pursuant to the Merger Agreement, Kentucky Utilities and LG&E shall continue to provide charitable contributions and community support within the service areas of Kentucky Utilities and LG&E, at comparable levels to those provided by such parties within the two-year period prior to the Effective Time.

DIVIDENDS

  Following the Merger, the LG&E Energy Board is expected to continue LG&E Energy's existing dividend payment policy. LG&E Energy currently pays $1.15 per share annually, and KU Energy's annual dividend rate is currently $1.76 per share. However, no assurance can be given that such dividend rate will be in effect or will remain unchanged, and LG&E Energy reserves the right to increase or decrease its dividend as may be required by law or contract or as may be determined by the LG&E Energy Board, in its discretion, to be advisable. Declaration and timing of dividends on the LG&E Energy Common Stock will be a business decision to be made by the LG&E Energy Board from time to time based upon the results of operations and financial condition of

LG&E Energy and its subsidiaries and such other business considerations as the LG&E Energy Board considers relevant in accordance with applicable laws. For a description of certain restrictions on LG&E Energy's ability to pay dividends on LG&E Energy Common Stock, see "Description of LG&E Energy Capital Stock."

                                    EXPERTS

  The audited consolidated financial statements incorporated in this Joint Proxy Statement/Prospectus by reference from KU Energy's Annual Report on Form 10-K for the year ended December 31, 1996 have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report with respect thereto, which is incorporated herein by reference, and has been so incorporated in reliance upon the authority of said firm as experts in giving said report.

  The audited consolidated financial statements incorporated in this Joint Proxy Statement/Prospectus by reference from LG&E Energy's Annual Report on Form 10-K for the year ended December 31, 1996 have been audited by Arthur Andersen LLP, independent public accountants, as stated in their report with respect thereto, which is incorporated herein by reference, and has been so incorporated in reliance upon the authority of said firm as experts in giving said report.

                                 LEGAL MATTERS

  John R. McCall, Esq., Executive Vice President, General Counsel and Corporate Secretary of LG&E Energy will pass upon the legality of the shares of LG&E Energy Common Stock to be issued in connection with the Merger.

                             SHAREHOLDER PROPOSALS

  LG&E Energy. Any shareholder of LG&E Energy may submit a proposal for consideration at LG&E Energy's 1998 Annual Meeting. Any shareholder desiring to submit a proposal for inclusion in the proxy statement for consideration at LG&E Energy's 1998 Annual Meeting should forward the proposal so that it will be received at LG&E Energy's principal executive offices no later than November 26, 1997. Proposals received by that date that are proper for consideration at the Annual Meeting and otherwise conforming to the rules of the SEC will be included in the 1998 proxy statement.

  KU Energy. Under the rules of the SEC, any shareholder proposal intended to be presented at KU Energy's 1998 Annual Meeting must be received by KU Energy at its principal executive offices no later than November 17, 1997 in order to be eligible to be considered for inclusion in KU Energy's proxy materials relating to that meeting. A shareholder submitting a proposal or nominating a person to serve as director must comply with procedures set forth in the KU Energy By-laws. In general, the By-laws provide that for business to be considered at an annual meeting of shareholders, a shareholder must give timely and proper notice of the matter to the Secretary of KU Energy. The notice must specify in reasonable detail the business desired to be brought before the meeting and contain other information required by the By-laws. Nominations for director may be made by shareholders only if the shareholder has given timely and proper notice thereof to the Secretary of KU Energy. The notice must contain the name of the person or persons nominated, certain information about the nominee and other information required by the By-laws. In addition to SEC requirements, shareholder proposals or nominations must be received no fewer than 60 days prior to the meeting (or, if the date of the meeting has not been made public, within 10 days after the publication of the date of the meeting).

                                                                         ANNEX A


                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                               LG&E ENERGY CORP.

                                      AND

                             KU ENERGY CORPORATION

                            DATED AS OF MAY 20, 1997

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
 ARTICLE I. THE MERGER....................................................  A-4
    Section 1.1.  The Merger.............................................   A-4
    Section 1.2.  Effects of the Merger..................................   A-4
    Section 1.3.  Effective Time of the Merger...........................   A-4
 ARTICLE II. TREATMENT OF SHARES..........................................  A-5
    Section 2.1.  Effect of the Merger on Capital Stock..................   A-5
    Section 2.2.  Dissenting Shares......................................   A-5
    Section 2.3.  Exchange of Certificates...............................   A-6
 ARTICLE III. THE CLOSING.................................................  A-7
    Section 3.1.  Closing................................................   A-7
 ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF KU ENERGY..................  A-7
    Section 4.1.  Organization and Qualification.........................   A-7
    Section 4.2.  Subsidiaries...........................................   A-7
    Section 4.3.  Capitalization.........................................   A-8
                  Authority; Non-Contravention; Statutory Approvals;
    Section 4.4.  Compliance.............................................   A-9
    Section 4.5.  Reports and Financial Statements.......................  A-10
    Section 4.6.  Absence of Certain Changes or Events...................  A-10
    Section 4.7.  Litigation.............................................  A-11
    Section 4.8.  Registration Statement and Proxy Statement.............  A-11
    Section 4.9.  Tax Matters............................................  A-11
    Section 4.10. Employee Matters; ERISA................................  A-13
    Section 4.11. Environmental Protection...............................  A-14
    Section 4.12. Regulation as a Utility................................  A-16
    Section 4.13. Vote Required..........................................  A-16
    Section 4.14. Accounting Matters.....................................  A-16
    Section 4.15. Non-applicability of Certain Kentucky Law..............  A-16
    Section 4.16. Opinion of Financial Advisor...........................  A-16
    Section 4.17. Insurance..............................................  A-16
    Section 4.18. Ownership of LG&E Energy Common Stock..................  A-17
    Section 4.19. KU Energy Rights Agreement.............................  A-17
 ARTICLE V. REPRESENTATIONS AND WARRANTIES OF LG&E ENERGY................. A-17
    Section 5.1.  Organization and Qualification.........................  A-17
    Section 5.2.  Subsidiaries...........................................  A-17
    Section 5.3.  Capitalization.........................................  A-18
                  Authority; Non-Contravention; Statutory Approvals;
    Section 5.4.  Compliance.............................................  A-18
    Section 5.5.  Reports and Financial Statements.......................  A-20
    Section 5.6.  Absence of Certain Changes or Events...................  A-20
    Section 5.7.  Litigation.............................................  A-20
    Section 5.8.  Registration Statement and Proxy Statement.............  A-20
    Section 5.9.  Tax Matters............................................  A-21
    Section 5.10. Employee Matters; ERISA................................  A-22
    Section 5.11. Environmental Protection...............................  A-23
    Section 5.12. Regulation as a Utility................................  A-24
    Section 5.13. Vote Required..........................................  A-24
    Section 5.14. Accounting Matters.....................................  A-24
    Section 5.15. Non-applicability of Certain Kentucky Law..............  A-25
    Section 5.16. Opinion of Financial Advisor...........................  A-25
    Section 5.17. Insurance..............................................  A-25
    Section 5.18. Ownership of KU Energy Common Stock....................  A-25
    Section 5.19. LG&E Energy Rights Agreement...........................  A-25

                                                                          PAGE
                                                                          ----
 ARTICLE VI. CONDUCT OF BUSINESS PENDING THE MERGER...................... A-25
    Section 6.1.  Covenants of the Parties..............................  A-25
 ARTICLE VII. ADDITIONAL AGREEMENTS...................................... A-30
    Section 7.1.  Access to Information.................................  A-30
    Section 7.2.  Joint Proxy Statement and Registration Statement......  A-31
    Section 7.3.  Regulatory Matters....................................  A-32
    Section 7.4.  Shareholder Approval..................................  A-32
    Section 7.5.  Directors' and Officers' Indemnification..............  A-33
    Section 7.6.  Disclosure Schedules..................................  A-34
    Section 7.7.  Public Announcements..................................  A-34
    Section 7.8.  Rule 145 Affiliates...................................  A-34
    Section 7.9.  Employee Agreements and Workforce Matters.............  A-35
    Section 7.10. Employee Benefit Plans................................  A-35
    Section 7.11. Stock Option and Other Stock Plans....................  A-35
    Section 7.12. No Solicitations......................................  A-36
    Section 7.13. Company and Subsidiary Board of Directors.............  A-37
    Section 7.14. Company Officers......................................  A-37
    Section 7.15. Post-Merger Operations................................  A-37
    Section 7.16. Expenses..............................................  A-38
    Section 7.17. Further Assurances....................................  A-38
    Section 7.18. Charter and Bylaw Amendments..........................  A-38
 ARTICLE VIII. CONDITIONS................................................ A-38
    Section 8.1.  Conditions to Each Party's Obligation to Effect the
                  Merger................................................  A-38
    Section 8.2.  Conditions to Obligation of LG&E Energy to Effect the
                  Merger................................................  A-39
    Section 8.3.  Conditions to Obligation of KU Energy to Effect the
                  Merger................................................  A-40
 ARTICLE IX. TERMINATION, AMENDMENT AND WAIVER........................... A-41
    Section 9.1.  Termination...........................................  A-41
    Section 9.2.  Effect of Termination.................................  A-43
    Section 9.3.  Termination Fee; Expenses.............................  A-43
    Section 9.4.  Amendment.............................................  A-45
    Section 9.5.  Waiver................................................  A-45
 ARTICLE X. GENERAL PROVISIONS........................................... A-45
    Section 10.1. Non-Survival; Effect of Representations and
                  Warranties............................................  A-45
    Section 10.2. Brokers...............................................  A-45
    Section 10.3. Notices...............................................  A-45
    Section 10.4. Miscellaneous.........................................  A-46
    Section 10.5. Interpretation........................................  A-47
    Section 10.6. Counterparts; Effect..................................  A-47
    Section 10.7. Parties in Interest...................................  A-47
    Section 10.8. Waiver of Jury Trial and Certain Damages..............  A-47
    Section 10.9. Enforcement...........................................  A-47

                                    EXHIBITS

 EXHIBIT A     -- KU Energy Stock Option Agreement
 EXHIBIT B     -- LG&E Energy Stock Option Agreement
 EXHIBIT C-1   -- KU Energy Affiliate Agreement
 EXHIBIT C-2   -- LG&E Affiliate Agreement
 EXHIBIT D     -- Employment Agreement for Chairman of the Board and CEO
 EXHIBIT E     -- Employment Agreement for Vice Chairman of the Board,
                  President and COO
 EXHIBIT F     -- Bylaws of LG&E Energy

  AGREEMENT AND PLAN OF MERGER, dated as of May 20, 1997 (this "Agreement"), by and between LG&E Energy Corp., a Kentucky corporation ("LG&E Energy") and KU Energy Corporation, a Kentucky corporation ("KU Energy").

  WHEREAS, LG&E Energy and KU Energy have determined to engage in a business combination transaction as peer firms in a merger of equals;

  WHEREAS, in furtherance thereof, the respective Boards of Directors of LG&E Energy and KU Energy have approved the merger of KU Energy with and into LG&E Energy pursuant to the terms and conditions set forth in this Agreement (such transaction referred to herein as the "Merger");

  WHEREAS, the Board of Directors of LG&E Energy and the Board of Directors of KU Energy have approved and KU Energy has executed an agreement with LG&E Energy in the form of Exhibit A (the "KU Energy Stock Option Agreement") whereby KU Energy has granted LG&E Energy an option to purchase shares of its common stock upon the terms and conditions provided in such agreement;

  WHEREAS, the Board of Directors of LG&E Energy and the Board of Directors of KU Energy have approved and LG&E Energy has executed an agreement with KU Energy in the form of Exhibit B (the "LG&E Energy Stock Option Agreement") whereby LG&E Energy has granted KU Energy an option to purchase shares of its common stock upon the terms and conditions provided in such agreement; and

  WHEREAS, for federal income tax purposes, it is intended that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code (as defined in Section 4.9(e));

  NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                  ARTICLE I.

                                  THE MERGER

  Section 1.1. The Merger. Upon the terms and subject to the conditions of this Agreement:

  At the Effective Time (as defined in Section 1.3), KU Energy shall be merged with and into LG&E Energy in accordance with the laws of the Commonwealth of Kentucky. LG&E Energy shall be the surviving corporation in the Merger and shall continue its corporate existence under the laws of the Commonwealth of Kentucky. The effects and the consequences of the Merger shall be as set forth in Section 1.2 and, with respect to the capital stock of LG&E Energy and KU Energy, as set forth in Article II.

  Section 1.2. Effects of the Merger.

  At the Effective Time, (i) the articles of incorporation of LG&E Energy shall be amended and restated as provided in Section 7.18 hereof and shall be the articles of incorporation of the surviving corporation (the "Surviving Corporation" or the "Company") in the Merger (the "Articles of Incorporation") until thereafter amended as provided by law and the Articles of Incorporation, and (ii) the bylaws of LG&E Energy shall be amended and restated as provided in Section 7.18 hereof and shall be the bylaws of the Surviving Corporation (the "Bylaws") until thereafter amended as provided by law, the Articles of Incorporation and the Bylaws. Subject to the foregoing, the additional effects of the Merger shall be as provided in the applicable provisions of the Kentucky Business Corporation Act (the "KBCA").

  Section 1.3. Effective Time of the Merger. On the Closing Date (as defined in Section 3.1), with respect to the Merger, articles of merger complying with the requirements of the KBCA shall be filed with the Secretary of State of the Commonwealth of Kentucky. The Merger shall take effect upon the effective date of the articles of merger filed with the Secretary of State of the Commonwealth of Kentucky (the "Effective Time").

                                  ARTICLE II.

                              TREATMENT OF SHARES

  Section 2.1. Effect of the Merger on Capital Stock.

  At the Effective Time, by virtue of the Merger and without any action on the part of any holder of any capital stock of KU Energy or LG&E Energy:

    (a) Cancellation of Certain KU Energy Stock. Each share of Common Stock, no par value, of KU Energy (the "KU Energy Common Stock"), together with the associated purchase rights (the "KU Energy Rights") under the KU Energy Rights Agreement (as defined in Section 4.19), that is owned by KU Energy as treasury stock, by subsidiaries of KU Energy, by LG&E Energy or by any subsidiaries of LG&E Energy shall be cancelled and cease to exist.

    (b) Conversion of KU Energy Common Stock. Each issued and outstanding share of KU Energy Common Stock together with the associated KU Energy Rights (other than shares cancelled pursuant to Section 2.1(a) and KU Energy Dissenting Shares (as hereinafter defined)), shall be cancelled and converted into the right to receive 1.67 (the "Exchange Ratio") fully paid and non-assessable shares of common stock, without par value, of LG&E Energy ("LG&E Energy Common Stock"), together with the associated purchase rights (the "LG&E Energy Rights") under the LG&E Energy Rights Agreement (as defined in Section 5.19). Upon such cancellation and conversion, each holder of a certificate formerly representing any such shares of KU Energy Common Stock and, prior to the Distribution Date (as defined in the KU Energy Rights Agreement), the associated KU Energy Rights shall cease to have any rights with respect thereto, except (i) the right to receive the shares of LG&E Energy Common Stock and LG&E Energy Rights to be issued in consideration therefor upon the surrender of such certificate in accordance with Section 2.3 or (ii) the rights afforded pursuant to the KBCA and
  Section 2.2 hereof.

    (c) No Change to LG&E Energy Common Stock. Each issued and outstanding share of LG&E Energy Common Stock (other than LG&E Energy Dissenting Shares (as defined in Section 2.2(b)), together with the LG&E Energy Rights, shall remain outstanding and shall continue to represent one fully paid and nonassessable share of LG&E Energy Common Stock together with the LG&E Energy Rights.

  Section 2.2. Dissenting Shares.

    (a) Shares of KU Energy Common Stock together with the associated KU Energy Rights held by any holder entitled to relief as a dissenter under Sections 271B.13-010 through 271B.13-310 of the KBCA (the "KU Energy Dissenting Shares") shall not be converted into the right to receive shares of LG&E Energy Common Stock and LG&E Energy Rights in accordance with
  Section 2.1(b) of this Agreement but shall be cancelled and converted into such consideration as may be due with respect to such shares pursuant to the applicable provisions of the KBCA unless and until the right of such holder to receive fair value for such KU Energy Dissenting Shares terminates in accordance with Sections 271B.13-230 or 271B.13-280 of the KBCA. If such right is terminated otherwise than by the purchase of such shares by LG&E Energy, then such shares shall cease to be KU Energy Dissenting Shares and shall represent the right to receive LG&E Energy Common Stock and LG&E Energy Rights, as provided in Section 2.1(b).

    (b) Shares of LG&E Energy Common Stock together with the associated LG&E Energy Rights held by any holder entitled to relief as a dissenter under Sections 271B.13-010 through 271B.13-310 of the KBCA (the "LG&E Energy Dissenting Shares") shall not remain outstanding in accordance with Section 2.1(c) of this Agreement but shall be cancelled and converted into such consideration as may be due with respect to such shares pursuant to the applicable provisions of the KBCA unless and until the right of such holder to receive fair value for such LG&E Energy Dissenting Shares terminates in accordance with Sections 271B.13-230 or 271B.13-280 of the KBCA. If such right is terminated otherwise than by the purchase of such shares by LG&E Energy, then such shares shall cease to be LG&E Energy Dissenting Shares and shall continue to represent shares of LG&E Energy Common Stock and LG&E Energy Rights, as provided in Section 2.1(c).

  Section 2.3. Exchange of Certificates.

    (a) Deposit with Exchange Agent. As soon as practicable after the Effective Time, LG&E Energy shall deposit with a bank or trust company mutually agreeable to KU Energy and LG&E Energy (the "Exchange Agent"), certificates representing shares of LG&E Energy Common Stock and associated LG&E Energy Rights required to effect the exchanges referred to in Section 2.1, together with cash payable in respect of fractional shares pursuant to
  Section 2.3(d).

    (b) Exchange Procedures. As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of KU Energy Common Stock (and KU Energy Rights) (the "Certificates") that were converted (the "Converted Shares") into the right to receive shares of LG&E Energy Common Stock (and LG&E Energy Rights) (the "LG&E Energy Shares") pursuant to Section 2.1(b) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the Exchange Agent) and (ii) instructions for effecting the surrender of the Certificates in exchange for certificates representing LG&E Energy Shares. Upon surrender of a Certificate to the Exchange Agent for cancellation (or to such other agent or agents as may be appointed by agreement of LG&E Energy and KU Energy), together with a duly executed letter of transmittal and such other documents as the Exchange Agent may require, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole LG&E Energy Shares which such holder has the right to receive pursuant to the provisions of this Article II. In the event of a transfer of ownership of Converted Shares which is not registered in the transfer records of KU Energy, a certificate representing the proper number of LG&E Energy Shares may be issued to a transferee if the Certificate representing such Converted Shares is presented to the Exchange Agent, accompanied by all documents required to evidence and effect such transfer and by evidence satisfactory to the Exchange Agent that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.3, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing LG&E Energy Shares and cash in lieu of any fractional shares of LG&E Energy Common Stock as contemplated by this Section 2.3.

    (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made after the Effective Time with respect to LG&E Energy Shares with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the LG&E Energy Shares represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 2.3(d) until the holder of record of such Certificate shall surrender such Certificate in accordance with this Section 2.3. Subject to the effect of unclaimed property, escheat and other applicable laws, following surrender of any such Certificate, there shall be paid to the record holder of the certificates representing whole LG&E Energy Shares issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of LG&E Energy Common Stock to which such holder is entitled pursuant to Section 2.3(d) and the amount of dividends or other distributions with a record date after the Effective Time paid prior to the time of such surrender with respect to such whole LG&E Energy Shares and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole LG&E Energy Shares.

    (d) No Fractional Securities. Notwithstanding any other provision of this Agreement, no certificates or scrip representing fractional shares of LG&E Energy Common Stock shall be issued upon the surrender for exchange of Certificates and such fractional shares shall not entitle the owner thereof to vote or to any other rights of a holder of LG&E Energy Common Stock. A holder of KU Energy Common Stock who would otherwise have been entitled to a fractional share of LG&E Energy Common Stock shall be entitled to receive a cash payment in lieu of such fractional share in an amount equal to the product of such fraction multiplied by the average of the last reported sales price, regular way, per share of LG&E Energy Common Stock on the New York Stock Exchange ("NYSE") Composite Tape for the ten business days prior to and including the last business day prior to the day on which the Effective Time occurs.

    (e) Closing of Transfer Books. From and after the Effective Time the stock transfer books of KU Energy shall be closed and no transfer of any capital stock of KU Energy or KU Energy Rights shall thereafter be made. If, after the Effective Time, Certificates are presented to KU Energy, they shall be cancelled and exchanged for certificates representing the appropriate number of LG&E Energy Shares, and/or cash payments in lieu of any fractional shares, as provided in Section 2.1 and in this Section 2.3.

    (f) Termination of Exchange Agent. Any certificates representing LG&E Energy Shares deposited with the Exchange Agent pursuant to Section 2.3(a) and not exchanged within six months after the Effective Time pursuant to this Section 2.3 shall be returned by the Exchange Agent to the Company, which shall thereafter act as Exchange Agent. All funds held by the Exchange Agent for payment to the holders of unsurrendered Certificates and unclaimed at the end of six months from the Effective Time shall be returned to the Company, after which time any holder of unsurrendered Certificates shall look as a general creditor only to the Company for payment of such funds to which such holder may be due, subject to applicable law. Neither the Company nor the Exchange Agent shall be liable to any person for such shares or funds delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                 ARTICLE III.

                                  THE CLOSING

  Section 3.1. Closing. The closing of the Merger (the "Closing") shall take place at the offices of Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois at 10:00 A.M., local time, on the second business day immediately following the date on which the last of the conditions set forth in Article VIII hereof is fulfilled or waived, or at such other time and date or other place as LG&E Energy and KU Energy shall mutually agree in writing (the "Closing Date").

                                  ARTICLE IV.

                  REPRESENTATIONS AND WARRANTIES OF KU ENERGY

  KU Energy represents and warrants to LG&E Energy as follows:

  Section 4.1. Organization and Qualification. Except as set forth in Section
4.1 of the KU Energy Disclosure Schedule (as defined in Section 7.6(ii)), each of KU Energy and each KU Energy Subsidiary (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders, to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary. As used in this Agreement, (a) the term "subsidiary" of a person shall mean any corporation or other entity (including partnerships and other business associations) of which at least a majority of the outstanding capital stock, other voting securities or voting or other membership interests having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity shall at the time be held, directly or indirectly, by such person, (b) the term "KU Energy Subsidiary" shall mean those of the subsidiaries or partnership interests of KU Energy identified as KU Energy Subsidiaries in Section 4.2 of the KU Energy Disclosure Schedule and (c) the term "Direct Subsidiary" shall be deemed to mean KU Energy Subsidiaries or LG&E Energy Subsidiaries (as defined in Section 5.1), as the case may be.

  Section 4.2. Subsidiaries. Section 4.2 of the KU Energy Disclosure Schedule sets forth a description as of the date hereof of all subsidiaries and joint ventures of KU Energy, including (a) the name of each such entity and KU Energy's interest therein, and (b) as to each KU Energy Subsidiary and KU Energy Joint Venture (as defined below), a brief description of the principal line or lines of business conducted by each such entity. Except as set forth in Section 4.2 of the KU Energy Disclosure Schedule, none of the KU Energy Subsidiaries is a "public utility company", a "holding company", a "subsidiary company" or an "affiliate" of any public utility company within the meaning of Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"), respectively. Except as set forth in
Section 4.2 of the KU Energy Disclosure Schedule, all of the issued and outstanding shares of capital stock of each KU Energy Subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights, and are owned, directly or indirectly, by KU Energy free and clear of any liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any such KU Energy Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment. As used in this Agreement, (a) the term "joint venture" of a person shall mean any corporation or other entity (including partnerships and other business associations) that is not a subsidiary of such person, in which such person or one or more of its subsidiaries owns an equity, voting or other membership interest having voting power under ordinary circumstances to elect directors or similar members of the governing body of such corporation or entity, other than equity, voting or other membership interests held for passive investment purposes which are less than 5% of any class of the outstanding voting securities or equity or other voting or membership interests of any such entity and (b) the term "KU Energy Joint Venture" shall mean those of the joint ventures of KU Energy or any KU Energy Subsidiary identified as a KU Energy Joint Venture in Section 4.2 of the KU Energy Disclosure Schedule. With respect to the subsidiaries and joint ventures of KU Energy that are not KU Energy Subsidiaries (the "KU Energy Unrestricted Subsidiaries"): (i) except as set forth in Section 4.2 of the KU Energy Disclosure Schedule, (A) neither KU Energy nor any KU Energy Subsidiary is liable for any obligations or liabilities of any KU Energy Unrestricted Subsidiary as of the date of this Agreement, and (B) neither KU Energy nor any KU Energy Subsidiary is obligated to make any loans or capital contributions to, or to undertake any guarantees or obligations with respect to, KU Energy Unrestricted Subsidiaries as of the date of this Agreement, and (ii) the aggregate book value as of December 31, 1996, of KU Energy's investment in the KU Energy Unrestricted Subsidiaries was not in excess of $32 million.

  Section 4.3. Capitalization. (a) The authorized capital stock of KU Energy consists of 160,000,000 shares of KU Energy Common Stock and 20,000,000 shares of KU Energy preferred stock, without par value ("KU Energy Preferred Stock"). As of the close of business on May 16, 1997, there were issued and outstanding 37,817,878 shares of KU Energy Common Stock and no shares of KU Energy Preferred Stock were outstanding. All of the issued and outstanding shares of the capital stock of KU Energy are, and any shares of KU Energy Common Stock issued pursuant to the KU Energy Stock Option Agreement will be, upon payment therefor in accordance with the terms of such agreement, validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in
Section 4.3(a) of the KU Energy Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating KU Energy or any of the KU Energy Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of KU Energy, or obligating KU Energy to grant, extend or enter into any such agreement or commitment, other than the KU Energy Rights and under the KU Energy Stock Option Agreement. Other than in connection with the KU Energy Stock Option Agreement, there are no outstanding stock appreciation rights of KU Energy which were not granted in tandem with a related stock option and no outstanding limited stock appreciation rights or other rights to redeem for cash options or warrants of KU Energy.

  (b) The authorized capital stock of Kentucky Utilities Company, a Kentucky and Virginia corporation and wholly owned subsidiary of KU Energy ("KU"), consists of 80,000,000 shares of common stock, without par value ("KU Common Stock"), and 5,300,000 shares of preferred stock, without par value but with a maximum aggregate stated value of $200,000,000 ("KU Preferred Stock"), and 2,000,000 shares of preference stock, without par value ("KU Preference Stock"). As of the close of business on May 16, 1997 there were issued and outstanding 37,817,878 shares of KU Common Stock (all of which were owned by KU Energy), and 400,000 shares of KU Preferred Stock and no shares of KU Preference Stock. All of the issued and outstanding shares of the capital stock of KU are validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Section 4.3(b) of the KU Energy Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating KU or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of KU, or obligating KU to grant, extend or enter into any such agreement or commitment. There are no outstanding stock appreciation rights of KU which were not granted in tandem with a related stock option and no outstanding limited stock appreciation rights or other rights to redeem for cash options or warrants of KU.

  Section 4.4. Authority; Non-Contravention; Statutory Approvals; Compliance.

    (a) Authority. KU Energy has all requisite corporate power and authority to enter into this Agreement and the KU Energy Stock Option Agreement, and, subject to the KU Energy Shareholders' Approval (as defined in Section 4.13) and the applicable KU Energy Required Statutory Approvals (as defined in Section 4.4(c)), to consummate the transactions contemplated hereby or thereby. The execution and delivery of this Agreement and the KU Energy Stock Option Agreement and the consummation by KU Energy of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of KU Energy, subject, in the case of this Agreement, to obtaining the KU Energy Shareholders' Approval. Each of this Agreement and the KU Energy Stock Option Agreement has been duly and validly executed and delivered by KU Energy and, assuming the due authorization, execution and delivery hereof and thereof by the other signatories hereto and thereto, constitutes the valid and binding obligation of KU Energy enforceable against it in accordance with its terms.

    (b) Non-Contravention. Except as set forth in Section 4.4(b) of the KU Energy Disclosure Schedule, the execution and delivery of this Agreement and the KU Energy Stock Option Agreement by KU Energy do not, and the consummation of the transactions contemplated hereby or thereby will not, in any material respect, violate, conflict with, or result in a material breach of any provision of, or constitute a material default (with or without notice or lapse of time or both) under, or result in the termination or modification of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any material lien, security interest, charge or encumbrance ("Liens") upon any of the properties or assets of KU Energy or any of the KU Energy Subsidiaries or KU Energy Joint Ventures (any such violation, conflict, breach, default, right of termination, modification, cancellation or acceleration, loss of a material benefit or creation of a Lien, a "Violation" with respect to KU Energy, such term when used in Article V having a correlative meaning with respect to LG&E Energy) pursuant to any provisions of (i) the articles of incorporation, bylaws or similar governing documents of KU Energy or any of the KU Energy Subsidiaries or the KU Energy Joint Ventures, (ii) subject to obtaining the KU Energy Required Statutory Approvals and the receipt of the KU Energy Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority (as defined in Section 4.4(c)) applicable to KU Energy or any of the KU Energy Subsidiaries or the KU Energy Joint Ventures or any of their respective properties or assets or (iii) subject to obtaining the third-party consents set forth in Section 4.4(b) of the KU Energy Disclosure Schedule (the "KU Energy Required Consents"), any material note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which KU Energy or any of the KU Energy Subsidiaries or KU Energy Joint Ventures is a party or by which it or any of its properties or assets may be bound or affected.

    (c) Statutory Approvals. No declaration, filing or registration with, or notice to or authorization, consent or approval of, any court, federal, state, local or foreign governmental or regulatory body (including a stock exchange or other self-regulatory body) or authority (each, a "Governmental Authority") is necessary for the execution and delivery of this Agreement or the KU Energy Stock Option Agreement by KU Energy or the consummation by KU Energy of the transactions contemplated hereby or thereby, except as described in Section 4.4(c) of the KU Energy Disclosure Schedule (the "KU Energy Required Statutory Approvals", it being understood that references in this Agreement to "obtaining" such KU Energy Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).

    (d) Compliance. Except as set forth in Section 4.4(d), Section 4.10 or
  Section 4.11 of the KU Energy Disclosure Schedule, or as disclosed in the KU Energy SEC Reports (as defined in Section 4.5) filed prior to the date hereof, neither KU Energy nor any of the KU Energy Subsidiaries nor, to the knowledge of KU Energy, any KU Energy Joint Venture, is in material violation of, is under investigation with respect to any material violation of, or has been given notice or been charged with any material violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority. Except as set forth in
  Section 4.4(d) of the KU Energy Disclosure Schedule or in Section 4.11 of the KU Energy Disclosure Schedule, KU Energy and the KU Energy Subsidiaries and KU Energy Joint Ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted in all material respects. Except as set forth in Section 4.4(d) of the KU Energy Disclosure Schedule, neither KU Energy nor any of the KU Energy Subsidiaries nor, to the knowledge of KU Energy, any KU Energy Joint Venture, is in material breach or violation of or in material default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a material default under,
  (i) its articles of incorporation or bylaws or (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject.

  Section 4.5. Reports and Financial Statements. Except as set forth in
Section 4.5 of the KU Energy Disclosure Schedule, the filings required to be made by KU Energy and the KU Energy Subsidiaries since January 1, 1991 under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1935 Act, the Federal Power Act, as amended (the "Power Act"), and applicable state public utility laws and regulations have been filed with the Securities and Exchange Commission (the "SEC"), the Federal Energy Regulatory Commission (the "FERC") or the appropriate state public utilities commission, as the case may be, including all forms, statements, declarations, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, and complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statute and the rules and regulations thereunder. KU Energy has made available to LG&E Energy a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by KU Energy with the SEC since January 1, 1993 (as such documents have since the time of their filing been amended, the "KU Energy SEC Reports"). As of their respective dates, the KU Energy SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of KU Energy included in the KU Energy SEC Reports (collectively, the "KU Energy Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP") (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of KU Energy as of the dates included therein and the consolidated results of its operations and cash flows for the periods then ended. True, accurate and complete copies of the amended and restated articles of incorporation and by laws of KU Energy, as in effect on the date hereof, have been made available to LG&E Energy.

  Section 4.6. Absence of Certain Changes or Events. Except as disclosed in the KU Energy SEC Reports filed prior to the date hereof or as set forth in
Section 4.6 of the KU Energy Disclosure Schedule, from December

31, 1996, KU Energy and each of the KU Energy Subsidiaries have conducted their business only in the ordinary course of business consistent with past practice and there has not been, and no fact or condition exists which would have or, insofar as reasonably can be foreseen, could have, a material adverse effect on the business, assets, financial condition, results of operations or prospects of KU Energy and its subsidiaries taken as a whole (a "KU Energy Material Adverse Effect").

  Section 4.7. Litigation. Except as disclosed in the KU Energy SEC Reports filed prior to the date hereof or as set forth in Section 4.7, Section 4.9 or
Section 4.11 of the KU Energy Disclosure Schedule, (i) there are no material claims, suits, actions or proceedings, pending or, to the knowledge of KU Energy, threatened, nor are there, to the knowledge of KU Energy, any material investigations or reviews pending or threatened against, relating to or affecting KU Energy or any of the KU Energy Subsidiaries, (ii) there have not been any significant developments since December 31, 1996 with respect to such disclosed claims, suits, actions, proceedings, investigations or reviews and
(iii) there are no material judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to KU Energy or any of the KU Energy Subsidiaries.

  Section 4.8. Registration Statement and Proxy Statement. None of the information supplied or to be supplied by or on behalf of KU Energy for inclusion or incorporation by reference in (i) the registration statement on Form S-4 to be filed with the SEC in connection with the issuance of shares of LG&E Energy Common Stock in the Merger (the "Registration Statement") will, at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) the joint proxy statement, in definitive form, relating to the meetings of LG&E Energy and KU Energy shareholders to be held in connection with the Merger (the "Proxy Statement") will not, at the dates mailed to shareholders and at the times of the meetings of shareholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement and the Proxy Statement, insofar as they relate to KU Energy or any KU Energy Subsidiary, will comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.

  Section 4.9. Tax Matters. As used in this Agreement, "Taxes" means any federal, state, county, local or foreign taxes, charges, fees, levies or other assessments, including all net income, gross income, sales and use, ad valorem, transfer, gains, profits, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, license, estimated, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes. "Tax Return", as used in this Agreement, means a report, return or other information required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes KU Energy or any of its subsidiaries, or LG&E Energy or any of its subsidiaries, as the case may be.

  Except as set forth in Section 4.9 of the KU Energy Disclosure Schedule:

    (a) Filing of Timely Tax Returns. KU Energy and each of the KU Energy Subsidiaries have filed (or there has been filed on its behalf) all material Tax Returns required to be filed by each of them under applicable law. All such Tax Returns were and are in all material respects true, complete and correct and filed on a timely basis.

    (b) Payment of Taxes. KU Energy and each of the KU Energy Subsidiaries have, within the time and in the manner prescribed by law, paid all Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

    (c) Deferred Income Taxes. KU Energy and the KU Energy Subsidiaries have accounted for deferred income taxes in accordance with GAAP.

    (d) Tax Liens. There are no Tax liens upon the assets of KU Energy or any of the KU Energy Subsidiaries except liens for Taxes not yet due.

    (e) Withholding Taxes. KU Energy and each of the KU Energy Subsidiaries have complied in all material respects with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to the withholding of Taxes, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all amounts required with respect to any employee, independent contractor, creditor, stockholder or other third party.

    (f) Extensions of Time for Filing Tax Returns. Neither KU Energy nor any of the KU Energy Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

    (g) Waivers of Statute of Limitations. Neither KU Energy nor any of the KU Energy Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

    (h) Expiration of Statute of Limitations. The statute of limitations for the assessment of all Taxes has expired for all applicable Tax Returns of KU Energy and each of the KU Energy Subsidiaries or those Tax Returns have been examined by the appropriate taxing authorities for all periods through the date hereof, and no deficiency for any Taxes has been proposed, asserted or assessed against KU Energy or any of the KU Energy Subsidiaries that has not been resolved and paid in full.

    (i) Audit, Administrative and Court Proceedings. No audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of KU Energy or any of the KU Energy Subsidiaries. No issue has been raised by any tax authority that could, by application of the same or similar principles, reasonably be expected to result in a material adjustment to any Taxes or Tax Returns of KU Energy and the KU Energy Subsidiaries in any subsequent period.

    (j) Powers of Attorney. No power of attorney currently in force has been granted by KU Energy or any of the KU Energy Subsidiaries concerning any Tax matter.

    (k) Tax Rulings. Neither KU Energy nor any of the KU Energy Subsidiaries has received a Tax Ruling (as defined below) or entered into a Closing Agreement (as defined below) with any taxing authority that would have a continuing adverse effect after the Closing Date. "Tax Ruling", as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. "Closing Agreement", as used in this Agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

    (l) Availability of Tax Returns. KU Energy has made available to LG&E Energy complete and accurate copies of (i) all Tax Returns, and any amendments thereto, filed by KU Energy or any of the KU Energy Subsidiaries since January 1, 1992, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by KU Energy or any of the KU Energy Subsidiaries and (iii) any Closing Agreements entered into by KU Energy or any of the KU Energy Subsidiaries with any taxing authority.

    (m) Tax Sharing Agreements. Neither KU Energy nor any KU Energy Subsidiary is a party to any agreement relating to the allocation, indemnification, or sharing of Taxes. None of KU Energy and the KU Energy Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was KU Energy).

    (n) Liability for Others. Neither KU Energy nor any of the KU Energy Subsidiaries has any liability for Taxes of any person other than KU Energy and the KU Energy Subsidiaries (i) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, (ii) by contract or (iii) otherwise.

    (o) Code (S) 341(f). Neither KU Energy nor any of the KU Energy Subsidiaries has filed (or will file prior to the Closing) a consent pursuant to Code (S) 341(f) or has agreed to have Code (S) 341(f)(2) apply to any disposition of a subsection (f) asset (as that term is defined in Code (S) 341(f)(4)) owned by KU Energy or any of the KU Energy
  Subsidiaries.

    (p) Code (S) 168. No property of KU Energy or any of the KU Energy Subsidiaries is property that KU Energy or any such subsidiary or any party to this transaction is or will be required to treat as being owned by another person pursuant to the provisions of Code (S) 168(f)(8) (as in effect prior to its amendment by the Tax Reform Act of 1986) or is "tax-exempt use property" within the meaning of Code (S) 168.

    (q) Code (S) 481 Adjustments. Neither KU Energy nor any of the KU Energy Subsidiaries is required to include in income any adjustment pursuant to Code (S) 481(a) by reason of a voluntary change in accounting method initiated by KU Energy or any of the KU Energy Subsidiaries, and to the best of the knowledge of KU Energy, the Internal Revenue Service (the "IRS") has not proposed any such adjustment or change in accounting method.

    (r) Acquisition Indebtedness. No indebtedness of KU Energy or any of the KU Energy Subsidiaries is "corporate acquisition indebtedness" within the meaning of Code (S) 279(b).

    (s) Intercompany Transactions. Neither KU Energy nor any of the KU Energy Subsidiaries has engaged in any intercompany transactions within the meaning of Treasury Regulations (S) 1.1502-13 for which any income remains unrecognized as of the close of the last taxable year prior to the Closing Date.

  Section 4.10. Employee Matters; ERISA. Except as set forth in the KU Energy SEC Reports (other than with respect to Section 4.10(a) below) or in Section
4.10 of the KU Energy Disclosure Schedule and except as could not, individually or in the aggregate, reasonably be expected to have a KU Energy Material Adverse Effect:

    (a) Benefit Plans. Section 4.10(a) of the KU Energy Disclosure Schedule contains a true and complete list of each employee benefit plan, program or arrangement, including, but not limited to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained or contributed to by KU Energy, any of the KU Energy Subsidiaries or any other entity which would be treated under Section 414 of the Code as a single employer with KU Energy (collectively, with KU Energy Subsidiaries, a "KU Energy Commonly Controlled Entity") for the benefit of any current or former employee, officer or director or their dependents or beneficiaries (collectively, the "KU Energy Plans") and each employment, consulting, severance, change-in-control, termination, compensation, collective bargaining or indemnification agreement, arrangement or understanding between KU Energy or any of the KU Energy Commonly Controlled Entities (or by which they are bound) and any current or former employee, officer or director of KU Energy or any of the KU Energy Subsidiaries (collectively, the "KU Energy Employment Arrangements"). None of the KU Energy Plans is a multiemployer plan within the meaning of ERISA.

    (b) Qualification; Compliance. Each KU Energy Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS that it is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such KU Energy Plan. Each KU Energy Plan and each KU Energy Employment Arrangement has been operated in all respects in accordance with its terms and the requirements of applicable laws, rules and regulations. There are no pending or, to the knowledge of KU Energy, threatened or anticipated claims under or with respect to any KU Energy Plan or KU Energy Employment Arrangement by or on behalf of any current employee, officer or director, or dependent or beneficiary thereof, or otherwise (other than routine claims for benefits).

    (c) Liabilities. Neither KU Energy nor any of the KU Energy Commonly Controlled Entities has incurred any direct or indirect liability under, arising out of or by operation of Title IV of ERISA (other than for premium payments and contributions in the ordinary course of business), and no fact or event exists that could reasonably be expected to give rise to any such liability. The aggregate accumulated benefit obligations of each KU Energy Plan subject to Title IV of ERISA (as of the date of the most recent actuarial valuation prepared for such KU Energy Plan) do not exceed the fair market value of the assets of such Plan (as of the date of such valuation). KU Energy and each of the KU Energy Commonly Controlled Entities have not incurred any liability under, and have complied in all respects with, the Worker Adjustment Retraining Notification Act, and no fact or event exists that could give rise to liability under such act. All contributions and other payments required to be made for any period through the date hereof, by KU Energy or any KU Energy Commonly Controlled Entity, to any KU Energy Plan or KU Energy Employment Agreement (or to any person pursuant to the terms thereof) have been timely made or paid in full, or, to the extent not required to be made or paid on or before the date hereof, have been reflected in the KU Energy Financial Statements.

    (d) Welfare Plans. None of the KU Energy Plans or KU Energy Employment Arrangements promises or provides retiree medical or life insurance benefits to any person, except as otherwise required by law in the applicable jurisdiction and, outside of the United States, in accordance with local law, custom and practice.

    (e) Documents Made Available. KU Energy has made available to LG&E Energy a true and correct copy of each KU Energy Employment Arrangement to which KU Energy or any of the KU Energy Commonly Controlled Entities is a party or under which KU Energy or any of the KU Energy Commonly Controlled Entities has obligations and, with respect to each KU Energy Plan, where applicable, (i) such plan and the most recent summary plan description,
  (ii) the most recent annual report filed with the IRS, (iii) each related trust agreement, insurance contract, service provider or investment management agreement (including all amendments to each such document), (iv) the most recent determination of the IRS with respect to the qualified status of such KU Energy Plan, and (v) the most recent actuarial report or valuation.

    (f) Payments Resulting from the Merger. No KU Energy Plan or KU Energy Employment Arrangement exists which could result in the payment to any current, former or future director or employee of KU Energy, any KU Energy Commonly Controlled Entity or to any trustee under any "rabbi trust" or similar arrangement of any money or other property or rights or accelerate, vest or provide any other rights or benefits to or in any such employee or director as a result of the consummation, announcement of or other action relating to the transactions contemplated by this Agreement, whether or not such payment, acceleration, vesting or provision would constitute a "parachute payment" (within the meaning of Section 280G of the Code) or whether or not some other subsequent action or event would be required to cause such payment, acceleration, vesting or provision to be triggered.

    (g) Labor Agreements. Neither KU Energy nor any of the KU Energy Subsidiaries is a party to any collective bargaining agreement. Since January 1, 1993, neither KU Energy nor any of the KU Energy Subsidiaries has had any employee strikes, work stoppages, slowdowns or lockouts or received any requests for certifications of bargaining units or any other requests for collective bargaining. There is no unfair labor practice, employment discrimination or other complaint against KU Energy or any of the KU Energy Subsidiaries pending or, to the best knowledge of KU Energy, threatened.

  Section 4.11. Environmental Protection. Except as set forth in Section 4.11 of the KU Energy Disclosure Schedule or in the KU Energy SEC Reports filed prior to the date hereof:

    (a) Compliance. KU Energy and each of the KU Energy Subsidiaries are in material compliance with all applicable Environmental Laws (as defined in Section 4.11(g)(ii)); and neither KU Energy nor any of the KU Energy Subsidiaries has received any communication (written or oral) from any person or Governmental Authority that asserts that KU Energy or any of the KU Energy Subsidiaries is not or has not been in material compliance with applicable Environmental Laws, except for communications with respect to such matters as have been fully and finally resolved or as to which no material obligation of KU Energy remains.

    (b) Environmental Permits. KU Energy and each of the KU Energy Subsidiaries have obtained or have timely applied for all material environmental, health and safety permits and governmental authorizations (collectively, the "Environmental Permits") necessary for the construction of their facilities or the conduct of their operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and KU Energy and the KU Energy Subsidiaries are in material compliance with all terms and conditions of the Environmental Permits and KU Energy reasonably believes that any transfer, renewal or reapplication for any Environmental Permit required as a result of the Merger can be accomplished in the ordinary course of business.

    (c) Environmental Claims. To the best knowledge of KU Energy, there is no material Environmental Claim (as defined in Section 4.11(g)(i)) pending (i) against KU Energy or any of the KU Energy Subsidiaries or KU Energy Joint Ventures, or (ii) against any real or personal property or operations which KU Energy or any of the KU Energy Subsidiaries owns, leases or manages, in whole or in part.

    (d) Releases. KU Energy has no knowledge of any Releases (as defined in Section 4.11(g)(iv)) of any Hazardous Material (as defined in Section 4.11(g)(iii)) that would be reasonably likely to form the basis of any material Environmental Claim against KU Energy or any of the KU Energy Subsidiaries.

    (e) Predecessors. KU Energy has no knowledge of any material Environmental Claim pending or threatened, or of any Release of Hazardous Materials or other circumstances that would be reasonably likely to form the basis of any material Environmental Claim, in each case against any person or entity (including, without limitation, any predecessor of KU Energy or any of the KU Energy Subsidiaries) whose liability KU Energy or any of the KU Energy Subsidiaries has or may have retained or assumed either contractually or by operation of law or against any real or personal property which KU Energy or any of the KU Energy Subsidiaries formerly owned, leased or managed, in whole or in part.

    (f) Disclosure. To KU Energy's best knowledge, KU Energy has disclosed to LG&E Energy all material facts which KU Energy reasonably believes (i) relate to the cost of KU Energy pollution control equipment currently required or known to be required in the future; (ii) relate to the cost that KU Energy reasonably expects to incur to comply with the requirements of the Clean Air Act Amendments of 1990; (iii) relate to current KU Energy remediation costs or KU Energy remediation costs known to be required in the future (including, without limitation, any payments to resolve any threatened or asserted Environmental Claim for remediation costs); or (iv) form the basis of any other material Environmental Claim affecting KU Energy.

    (g) As used in this Agreement:

      (i) "Environmental Claim" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, investigations, proceedings or notices of noncompliance or violation (written or oral) by any person or entity (including any Governmental Authority) alleging potential liability (including, without limitation, potential responsibility for or liability for enforcement, investigatory costs, cleanup costs, governmental response costs, removal costs, remedial costs, natural resource damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (A) the presence, or Release or threatened Release into the environment, of any Hazardous Materials at any location, whether or not owned, operated, leased or managed by KU Energy or any of the KU Energy Subsidiaries or KU Energy Joint Ventures (for purposes of this Section 4.11), or by LG&E Energy or any of the LG&E Energy Subsidiaries or LG&E Energy Joint Ventures (for purposes of Section 5.11); or (B) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law; or (C) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence or Release of any Hazardous Materials.

      (ii) "Environmental Laws" means all federal, state and local statutes, codes, laws, ordinances, rules, regulations and other enforceable standards (including without limitation common law), relating to pollution, the environment (including, without limitation, indoor and ambient air, surface water, groundwater, land surface or subsurface strata, land-use planning, and species protection) or protection of human health as it relates to the environment including, without limitation, laws and regulations relating to Releases or threatened Releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

      (iii) "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and polychlorinated biphenyls ("PCBs"); and (b) any chemicals, materials or substances which are now defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", or words of similar import, under any Environmental Law; and (c) any other chemical, material, substance or waste, exposure to which is now prohibited, limited or regulated under any Environmental Law in a jurisdiction in which KU Energy or any of the KU Energy Subsidiaries or KU Energy Joint Ventures operates (for purposes of this Section 4.11) or in which LG&E Energy or any of the LG&E Energy Subsidiaries or LG&E Energy Joint Ventures operates (for purposes of Section 5.11).

      (iv) "Release" means any release, spill, emission, leaking, injection, deposit, disposal, discharge, dispersal, leaching, or migration into the atmosphere, soil, surface water, ground water or property.

  Section 4.12. Regulation as a Utility. KU Energy is an exempt public utility holding company under Section 3(a)(1) of the 1935 Act. KU is regulated as a public utility in the Commonwealth of Kentucky, the Commonwealth of Virginia, may be subject to regulation as a public utility in the State of Tennessee and is not subject to regulation as a public utility in any other state or commonwealth. Except as set forth in the immediately preceding sentence or in
Section 4.12 of the KU Energy Disclosure Schedule, neither KU Energy nor any "subsidiary company" or "affiliate" (as those terms are defined in the 1935
Act) of KU Energy is subject to regulation as a public utility or public service company (or similar designation) by any state in the United States or any foreign country.

  Section 4.13. Vote Required. The approval of the Merger by a majority of all the votes entitled to be cast by all holders of KU Energy Common Stock (the "KU Energy Shareholders' Approval") is the only vote of the holders of any class or series of the capital stock of KU Energy or any of its subsidiaries required to approve this Agreement, the Merger and the other transactions contemplated hereby. No vote of the shareholders of KU Energy or any of its subsidiaries is required to approve the KU Energy Stock Option Agreement.

  Section 4.14. Accounting Matters. Neither KU Energy, any KU Energy Subsidiary nor, to KU Energy's best knowledge, any of its affiliates has taken or agreed to take any action that would prevent the Company from accounting for the transactions to be effected pursuant to this Agreement as a pooling of interests in accordance with GAAP and applicable SEC regulations. As used in this Agreement (except as specifically otherwise defined), the term "affiliate", except where otherwise defined herein, shall mean, as to any person, any other person which directly or indirectly controls, or is under common control with, or is controlled by, such person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

  Section 4.15. Non-applicability of Certain Kentucky Law. Except as set forth in Section 4.4(c) of the KU Energy Disclosure Schedule, assuming that the representation and warranty of LG&E Energy made in Section 5.18 is correct, none of the requirements relating to certain business combinations of Sections 271B.12-200 through 271B.12-230 of the KBCA or any similar provisions of the KBCA (or, to the best knowledge of KU Energy, any other similar state statute) is applicable to the transactions contemplated by this Agreement, including the granting of the KU Energy Stock Option pursuant to the KU Energy Stock Option Agreement or the exercise thereof.

  Section 4.16. Opinion of Financial Advisor. On May 20, 1997, Goldman, Sachs & Co., delivered its opinion to the effect that, as of the date thereof, the Exchange Ratio is fair to the holders of KU Energy Common Stock.

  Section 4.17. Insurance. Except as set forth in Section 4.17 of the KU Energy Disclosure Schedule, KU Energy and each of the KU Energy Subsidiaries are, and have been continuously since January 1, 1991, insured with financially responsible insurers in such amounts and against such risks and losses as are customary in all material respects for companies conducting the business as conducted by KU Energy and the KU Energy Subsidiaries during such time period. Except as set forth in Section 4.17 of the KU Energy Disclosure Schedule, neither KU Energy nor any of the KU Energy Subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy of KU Energy or any of the KU Energy Subsidiaries. The insurance policies of KU Energy and each of the KU Energy Subsidiaries are valid and enforceable policies in all material respects.

  Section 4.18. Ownership of LG&E Energy Common Stock. Except pursuant to the terms of the LG&E Energy Stock Option Agreement and as set forth in Section
4.18 of the KU Energy Disclosure Schedule, KU Energy does not "beneficially own" (as such term is defined for purposes of Section 13(d) of the Exchange
Act) any shares of LG&E Energy Common Stock.

  Section 4.19. KU Energy Rights Agreement. KU Energy and the Board of Directors of KU Energy have taken all necessary action so that none of the execution of this Agreement, the KU Energy Stock Option Agreement and the consummation of the transactions contemplated hereby or thereby will (i) cause any KU Energy Rights issued pursuant to the Rights Agreement, dated as of January 27, 1992, between KU Energy and Illinois Stock Transfer Company, as rights agent (the "KU Energy Rights Agreement") to become exercisable, (ii) cause LG&E Energy or any of its Affiliates (as defined in the KU Energy Rights Agreement) to be an Acquiring Person (as defined in the KU Energy Rights Agreement) or give rise to a Distribution Date or Triggering Event (as each such term is defined in the KU Energy Rights Agreement). KU Energy has delivered to LG&E Energy a complete and correct copy of the KU Energy Rights Agreement as amended and supplemented to the date of this Agreement.

                                  ARTICLE V.

                 REPRESENTATIONS AND WARRANTIES OF LG&E ENERGY

  LG&E Energy represents and warrants to KU Energy as follows:

  Section 5.1. Organization and Qualification. Except as set forth in Section
5.1 of the LG&E Energy Disclosure Schedule (as defined in Section 7.6(i)), each of LG&E Energy and each LG&E Energy Subsidiary (as defined below) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all requisite corporate power and authority, and has been duly authorized by all necessary approvals and orders to own, lease and operate its assets and properties to the extent owned, leased and operated and to carry on its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its assets and properties makes such qualification necessary. As used in this Agreement, the term: (a) "LG&E Energy Subsidiary" shall mean those of the subsidiaries or partnership interests of LG&E Energy identified as LG&E Energy Subsidiaries in Section 5.2 of the LG&E Energy Disclosure Schedule; and (b) "LG&E Energy Joint Venture" shall mean those of the joint ventures of LG&E Energy or any LG&E Energy Subsidiary identified as a LG&E Energy Joint Venture in Section 5.2 of the LG&E Energy Disclosure Schedule.

  Section 5.2. Subsidiaries. Section 5.2 of the LG&E Energy Disclosure Schedule sets forth a description as of the date hereof of all subsidiaries and joint ventures of LG&E Energy, including (a) the name of each such entity and LG&E Energy's interest therein, and (b) as to each LG&E Energy Subsidiary and LG&E Energy Joint Venture, a brief description of the principal line or lines of business conducted by each such entity. Except as set forth in
Section 5.2 of the LG&E Energy Disclosure Schedule, none of the LG&E Energy Subsidiaries is a "public utility company", a "holding company", a "subsidiary company" or an "affiliate" of any public utility company within the meaning of
Section 2(a)(5), 2(a)(7), 2(a)(8) or 2(a)(11) of the 1935 Act, respectively. Except as set forth in Section 5.2 of the LG&E Energy Disclosure Schedule, all of the issued and outstanding shares of capital stock of each LG&E Energy Subsidiary are validly issued, fully paid, nonassessable and free of preemptive rights, and are owned, directly or indirectly, by LG&E Energy free and clear of any liens, claims, encumbrances, security interests, equities, charges and options of any nature whatsoever and there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating any such LG&E Energy Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of its capital stock or obligating it to grant, extend or enter into any such agreement or commitment. With respect to the subsidiaries and joint ventures of LG&E Energy that are not LG&E Energy Subsidiaries (the "LG&E Energy Unrestricted Subsidiaries"): (i) except as set forth in Section 5.2 of the LG&E Energy Disclosure Schedule, (A) neither LG&E Energy nor any LG&E Energy Subsidiary is liable for any obligations or liabilities of any LG&E Energy Unrestricted Subsidiary as of the date of this Agreement, and (B) neither LG&E Energy nor any LG&E Energy Subsidiary is obligated to make any loans or capital contributions to, or to undertake any guarantees or obligations with respect to, LG&E Energy Unrestricted Subsidiaries as of the date of this Agreement, and (ii) the aggregate book value as of December 31, 1996, of LG&E Energy's investment in the LG&E Energy Unrestricted Subsidiaries was not in excess of $225 million.

  Section 5.3. Capitalization. (a) The authorized capital stock of LG&E Energy consists of 125,000,000 shares of LG&E Energy Common Stock and 5,000,000 shares of LG&E Energy preferred stock, without par value ("LG&E Energy Preferred Stock"). As of the close of business on May 16, 1997, there were issued and outstanding 66,484,875 shares of LG&E Energy Common Stock and no shares of LG&E Energy Preferred Stock were outstanding. All of the issued and outstanding shares of the capital stock of LG&E Energy are, and any shares of LG&E Energy Common Stock issued pursuant to the LG&E Energy Stock Option Agreement will be, upon payment therefor in accordance with the terms of such agreement, validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Section 5.3(a) of the LG&E Energy Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating LG&E Energy or any of the LG&E Energy Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of LG&E Energy, or obligating LG&E Energy to grant, extend or enter into any such agreement or commitment, other than the LG&E Energy Rights and under the LG&E Energy Stock Option Agreement. Other than in connection with the LG&E Energy Stock Option Agreement, there are no outstanding stock appreciation rights of LG&E Energy which were not granted in tandem with a related stock option and no outstanding limited stock appreciation rights or other rights to redeem for cash options or warrants of LG&E Energy.

  (b) The authorized capital stock of Louisville Gas and Electric Company, a Kentucky corporation and wholly owned subsidiary of LG&E Energy ("LG&E"), consists of 75,000,000 shares of common stock, without par value ("LG&E Common Stock"), and 1,720,000 shares of preferred stock, par value $25 per share, and 6,750,000 shares of preferred stock without par value (collectively, "LG&E Preferred Stock"). As of the close of business on May 16, 1997 there were issued and outstanding 21,294,223 shares of LG&E Common Stock (all of which were owned by LG&E Energy) and 1,610,287 shares of LG&E Preferred Stock. All of the issued and outstanding shares of the capital stock of LG&E are validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in Section 5.3(b) of the LG&E Energy Disclosure Schedule, as of the date hereof, there are no outstanding subscriptions, options, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement, obligating LG&E or any of its subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of LG&E, or obligating LG&E to grant, extend or enter into any such agreement or commitment. There are no outstanding stock appreciation rights of LG&E which were not granted in tandem with a related stock option and no outstanding limited stock appreciation rights or other rights to redeem for cash options or warrants of LG&E.

  Section 5.4. Authority; Non-Contravention; Statutory Approvals; Compliance.

    (a) Authority. LG&E Energy has all requisite corporate power and authority to enter into this Agreement and the LG&E Energy Stock Option Agreement, and, subject to the LG&E Energy Shareholders' Approval (as defined in Section 5.13) and the applicable LG&E Energy Required Statutory

  Approvals (as defined in Section 5.4(c)), to consummate the transactions contemplated hereby or thereby. The execution and delivery of this Agreement and the LG&E Energy Stock Option Agreement and the consummation by LG&E Energy of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of LG&E Energy, subject, in the case of this Agreement, to obtaining the LG&E Energy Shareholders' Approval, and the Merger has been approved in accordance with Section 3(a) of Paragraph C of Article Seventh of the Articles of Incorporation of LG&E Energy. Each of this Agreement and the LG&E Energy Stock Option Agreement has been duly and validly executed and delivered by LG&E Energy and, assuming the due authorization, execution and delivery hereof and thereof by the other signatories hereto and thereto, constitutes the valid and binding obligation of LG&E Energy enforceable against it in accordance with its terms.
    (b) Non-Contravention. Except as set forth in Section 5.4(b) of the LG&E Energy Disclosure Schedule, the execution and delivery of this Agreement and the LG&E Energy Stock Option Agreement by LG&E Energy do not, and the consummation of the transactions contemplated hereby or thereby will not, result in a material Violation pursuant to any provisions of (i) the articles of incorporation, by laws or similar governing documents of LG&E Energy or any of the LG&E Energy Subsidiaries or the LG&E Energy Joint Ventures, (ii) subject to obtaining the LG&E Energy Required Statutory Approvals and the receipt of the LG&E Energy Shareholders' Approval, any statute, law, ordinance, rule, regulation, judgment, decree, order, injunction, writ, permit or license of any Governmental Authority applicable to LG&E Energy or any of the LG&E Energy Subsidiaries or the LG&E Energy Joint Ventures or any of their respective properties or assets or (iii) subject to obtaining the third-party consents set forth in Section 5.4(b) of the LG&E Energy Disclosure Schedule (the "LG&E Energy Required Consents"), any material note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument, obligation or agreement of any kind to which LG&E Energy or any of the LG&E Energy Subsidiaries or LG&E Energy Joint Ventures is a party or by which it or any of its properties or assets may be bound or affected.
    (c) Statutory Approvals. No declaration, filing or registration with, or notice to or authorization, consent or approval of, any Governmental Authority is necessary for the execution and delivery of this Agreement or the LG&E Energy Stock Option Agreement by LG&E Energy or the consummation by LG&E Energy of the transactions contemplated hereby or thereby, except as described in Section 5.4(c) of the LG&E Energy Disclosure Schedule (the "LG&E Energy Required Statutory Approvals", it being understood that references in this Agreement to "obtaining" such LG&E Energy Required Statutory Approvals shall mean making such declarations, filings or registrations; giving such notices; obtaining such authorizations, consents or approvals; and having such waiting periods expire as are necessary to avoid a violation of law).
    (d) Compliance. Except as set forth in Section 5.4(d), Section 5.10 or
  Section 5.11 of the LG&E Energy Disclosure Schedule, or as disclosed in the LG&E Energy SEC Reports (as defined in Section 5.5) filed prior to the date hereof, neither LG&E Energy nor any of the LG&E Energy Subsidiaries nor, to the knowledge of LG&E Energy, any LG&E Energy Joint Venture, is in material violation of, is under investigation with respect to any material violation of, or has been given notice or been charged with any material violation of, any law, statute, order, rule, regulation, ordinance or judgment (including, without limitation, any applicable environmental law, ordinance or regulation) of any Governmental Authority. Except as set forth in
  Section 5.4(d) of the LG&E Energy Disclosure Schedule or in Section 5.11 of the LG&E Energy Disclosure Schedule, LG&E Energy and the LG&E Energy Subsidiaries and LG&E Energy Joint Ventures have all permits, licenses, franchises and other governmental authorizations, consents and approvals necessary to conduct their businesses as presently conducted in all material respects. Except as set forth in Section 5.4(d) of the LG&E Energy Disclosure Schedule, neither LG&E Energy nor any of the LG&E Energy Subsidiaries nor, to the knowledge of LG&E Energy, any LG&E Energy Joint Venture, is in material breach or violation of or in material default in the performance or observance of any term or provision of, and no event has occurred which, with lapse of time or action by a third party, could result in a material default under, (i) its articles of incorporation or bylaws or
  (ii) any material contract, commitment, agreement, indenture, mortgage, loan agreement, note, lease, bond, license, approval or other instrument to which it is a party or by which it is bound or to which any of its property is subject.

  Section 5.5. Reports and Financial Statements. Except as set forth in
Section 5.4(d) of the LG&E Energy Disclosure Schedule, the filings required to be made by LG&E Energy and the LG&E Energy Subsidiaries since January 1, 1991 under the Securities Act, the Exchange Act, the 1935 Act, the Power Act and applicable state public utility laws and regulations have been filed with the SEC, the FERC or the appropriate state public utilities commission, as the case may be, including all forms, statements, declarations, reports, agreements (oral or written) and all documents, exhibits, amendments and supplements appertaining thereto, and complied, as of their respective dates, in all material respects with all applicable requirements of the appropriate statute and the rules and regulations thereunder. LG&E Energy has made available to KU Energy a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by LG&E Energy with the SEC since January 1, 1993 (as such documents have since the time of their filing been amended, the "LG&E Energy SEC Reports"). As of their respective dates, the LG&E Energy SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of LG&E Energy included in the LG&E Energy SEC Reports (collectively, the "LG&E Energy Financial Statements") have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto and except with respect to unaudited statements as permitted by Form 10-Q of the SEC) and fairly present the consolidated financial position of LG&E Energy as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended. True, accurate and complete copies of LG&E Energy's restated articles of incorporation and bylaws of LG&E Energy as in effect on the date hereof have been made available to KU Energy.

  Section 5.6. Absence of Certain Changes or Events. Except as disclosed in the LG&E Energy SEC Reports filed prior to the date hereof or as set forth in
Section 5.6 of the LG&E Energy Disclosure Schedule, from December 31, 1996, LG&E Energy and each of the LG&E Energy Subsidiaries have conducted their business only in the ordinary course of business consistent with past practice and there has not been, and no fact or condition exists which would have or, insofar as reasonably can be foreseen, could have, a material adverse effect on the business, assets, financial condition, results of operations or prospects of LG&E Energy and its subsidiaries taken as a whole (a "LG&E Energy Material Adverse Effect").

  Section 5.7. Litigation. Except as disclosed in the LG&E Energy SEC Reports filed prior to the date hereof or as set forth in Section 5.7, Section 5.9 or
Section 5.11 of the LG&E Energy Disclosure Schedule, (i) there are no material claims, suits, actions or proceedings, pending or, to the knowledge of LG&E Energy, threatened, nor are there, to the knowledge of LG&E Energy, any material investigations or reviews pending or threatened against, relating to or affecting LG&E Energy or any of the LG&E Energy Subsidiaries, (ii) there have not been any significant developments since December 31, 1996 with respect to such disclosed claims, suits, actions, proceedings, investigations or reviews and (iii) there are no material judgments, decrees, injunctions, rules or orders of any court, governmental department, commission, agency, instrumentality or authority or any arbitrator applicable to LG&E Energy or any of the LG&E Energy Subsidiaries.

  Section 5.8. Registration Statement and Proxy Statement. None of the information supplied or to be supplied by or on behalf of LG&E Energy for inclusion or incorporation by reference in (i) the Registration Statement will, at the time the Registration Statement is filed with the SEC and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and
(ii) the Proxy Statement will not, at the dates mailed to shareholders and at the times of the meetings of shareholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Registration Statement and the Proxy Statement, insofar as they relate to LG&E Energy or any LG&E Energy Subsidiary, will comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.

  Section 5.9. Tax Matters. Except as set forth in Section 5.9 of the LG&E Energy Disclosure Schedule:

    (a) Filing of Timely Tax Returns. LG&E Energy and each of the LG&E Energy Subsidiaries have filed (or there has been filed on its behalf) all material Tax Returns required to be filed by each of them under applicable law. All such Tax Returns were and are in all material respects true, complete and correct and filed on a timely basis.

    (b) Payment of Taxes. LG&E Energy and each of the LG&E Energy
  Subsidiaries have, within the time and in the manner prescribed by law, paid all Taxes that are currently due and payable except for those contested in good faith and for which adequate reserves have been taken.

    (c) Deferred Income Taxes. LG&E Energy and the LG&E Energy Subsidiaries have accounted for deferred income taxes in accordance with GAAP.

    (d) Tax Liens. There are no Tax liens upon the assets of LG&E Energy or any of the LG&E Energy Subsidiaries except liens for Taxes not yet due.

    (e) Withholding Taxes. LG&E Energy and each of the LG&E Energy Subsidiaries have complied in all material respects with the provisions of the Code relating to the withholding of Taxes, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld and paid over to the proper governmental authorities all amounts required with respect to any employee, independent contractor, creditor, stockholder or other third party.

    (f) Extensions of Time for Filing Tax Returns. Neither LG&E Energy nor any of the LG&E Energy Subsidiaries has requested any extension of time within which to file any Tax Return, which Tax Return has not since been filed.

    (g) Waivers of Statute of Limitations. Neither LG&E Energy nor any of the LG&E Energy Subsidiaries has executed any outstanding waivers or comparable consents regarding the application of the statute of limitations with respect to any Taxes or Tax Returns.

    (h) Expiration of Statute of Limitations. The statute of limitations for the assessment of all Taxes has expired for all applicable Tax Returns of LG&E Energy and each of the LG&E Energy Subsidiaries or those Tax Returns have been examined by the appropriate taxing authorities for all periods through the date hereof, and no deficiency for any Taxes has been proposed, asserted or assessed against LG&E Energy or any of the LG&E Energy Subsidiaries that has not been resolved and paid in full.

    (i) Audit, Administrative and Court Proceedings. No audits or other administrative proceedings or court proceedings are presently pending with regard to any Taxes or Tax Returns of LG&E Energy or any of the LG&E Energy Subsidiaries. No issue has been raised by any tax authority that could, by application of the same or similar principles, reasonably be expected to result in a material adjustment to any Taxes or Tax Returns of LG&E Energy and the LG&E Energy Subsidiaries in any subsequent period.

    (j) Powers of Attorney. No power of attorney currently in force has been granted by LG&E Energy or any of the LG&E Energy Subsidiaries concerning any Tax matter.

    (k) Tax Rulings. Neither LG&E Energy nor any of the LG&E Energy Subsidiaries has received a Tax Ruling or entered into a Closing Agreement with any taxing authority that would have a continuing adverse effect after the Closing Date.

    (l) Availability of Tax Returns. LG&E Energy has made available to KU Energy complete and accurate copies of (i) all Tax Returns, and any amendments thereto, filed by LG&E Energy or any of the LG&E Energy Subsidiaries since January 1, 1992, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by LG&E Energy or any of the LG&E Energy Subsidiaries and (iii) any Closing Agreements entered into by LG&E Energy or any of the LG&E Energy Subsidiaries with any taxing authority.

    (m) Tax Sharing Agreements. Neither LG&E Energy nor any LG&E Energy Subsidiary is a party to any agreement relating to allocation, indemnification or sharing of Taxes. None of LG&E Energy and the LG&E Energy Subsidiaries has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group, the common parent of which was LG&E Energy).

    (n) Liability for Others. Neither LG&E Energy nor any of the LG&E Energy Subsidiaries has any liability for Taxes of any person other than LG&E Energy and the LG&E Energy Subsidiaries (i) under Treasury Regulations
  Section 1.1502-6 (or any similar provision of state, local or foreign law) as a transferee or successor, (ii) by contract or (iii) otherwise.

    (o) Code (S) 341(f). Neither LG&E Energy nor any of the LG&E Energy Subsidiaries has filed (or will file prior to the Closing) a consent pursuant to Code (S) 341(f) or has agreed to have Code (S) 341(f)(2) apply to any disposition of a subsection (f) asset (as that term is defined in Code (S) 341(f)(4)) owned by LG&E Energy or any of the LG&E Energy Subsidiaries.

    (p) Code (S) 168. No property of LG&E Energy or any of the LG&E Energy Subsidiaries is property that LG&E Energy or any such subsidiary or any party to this transaction is or will be required to treat as being owned by another person pursuant to the provisions of Code (S) 168(f)(8) (as in effect prior to its amendment by the Tax Reform Act of 1986) or is "tax-exempt use property" within the meaning of Code (S) 168.

    (q) Code (S) 481 Adjustments. Neither LG&E Energy nor any of the LG&E Energy Subsidiaries is required to include in income any adjustment pursuant to Code (S) 481(a) by reason of a voluntary change in accounting method initiated by LG&E Energy or any of the LG&E Energy Subsidiaries, and to the best of the knowledge of LG&E Energy, the IRS has not proposed any such adjustment or change in accounting method.

    (r) Acquisition Indebtedness. No indebtedness of LG&E Energy or any of the LG&E Energy Subsidiaries is "corporate acquisition indebtedness" within the meaning of Code (S) 279(b).

    (s) Intercompany Transactions. Neither LG&E Energy nor any of the LG&E Energy Subsidiaries has engaged in any intercompany transactions within the meaning of Treasury Regulations (S) 1.1502-13 for which any income remains unrecognized as of the close of the last taxable year prior to the Closing Date.

  Section 5.10. Employee Matters; ERISA. Except as set forth in the LG&E Energy SEC Reports (other than with respect to Section 5.10(a) below) or in
Section 5.10 of the LG&E Energy Disclosure Schedule and except as could not, individually or in the aggregate, reasonably be expected to have a LG&E Energy Material Adverse Effect:

    (a) Benefit Plans. Section 5.10(a) of the LG&E Energy Disclosure Schedule contains a true and complete list of each employee benefit plan, program or arrangement, including, but not limited to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained or contributed to by LG&E Energy, any of the LG&E Energy Subsidiaries or any other entity which would be treated under Section 414 of the Code as a single employer with LG&E Energy (collectively, with LG&E Energy Subsidiaries, a "LG&E Energy Commonly Controlled Entity") for the benefit of any current or former employee, officer or director or their dependents or beneficiaries (collectively, the "LG&E Energy Plans") and each employment, consulting, severance, change-in-control, termination, compensation, collective bargaining or indemnification agreement, arrangement or understanding between LG&E Energy or any of the LG&E Energy Commonly Controlled Entities (or by which they are bound) and any current or former employee, officer or director of LG&E Energy or any of the LG&E Energy Subsidiaries (collectively, the "LG&E Energy Employment Arrangements"). None of the LG&E Energy Plans is a multiemployer plan within the meaning of ERISA.

    (b) Qualification; Compliance. Each LG&E Energy Plan intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the IRS that it is so qualified and nothing has occurred since the date of such letter that could reasonably be expected to affect the qualified status of such LG&E Energy Plan. Each LG&E Energy Plan and each LG&E Energy Employment Arrangement has been operated in all respects in accordance with its terms and the requirements of applicable laws, rules and regulations. There are no pending or, to the knowledge of LG&E Energy, threatened or anticipated claims under or with respect to any LG&E Energy Plan or LG&E Energy Employment Arrangement by or on behalf of any current employee, officer or director, or dependent or beneficiary thereof, or otherwise (other than routine claims for benefits).

    (c) Liabilities. Neither LG&E Energy nor any of the LG&E Energy Commonly Controlled Entities has incurred any direct or indirect liability under, arising out of or by operation of Title IV of ERISA (other than for premium payments and contributions in the ordinary course of business), and no fact or event exists that could reasonably be expected to give rise to any such liability. The aggregate accumulated benefit obligations of each LG&E Energy Plan subject to Title IV of ERISA (as of the date of the most recent actuarial valuation prepared for such LG&E Energy Plan) do not exceed the fair market value of the assets of such Plan (as of the date of such valuation). LG&E Energy and each of the LG&E Energy Commonly Controlled Entities have not incurred any liability under, and have complied in all respects with, the Worker Adjustment Retraining Notification Act, and no fact or event exists that could give rise to liability under such act. All contributions and other payments required to be made for any period through the date hereof, by LG&E Energy or any LG&E Energy Commonly Controlled Entity, to any LG&E Energy Plan or LG&E Energy Employment Agreement (or to any person pursuant to the terms thereof) have been timely made or paid in full, or, to the extent not required to be made or paid on or before the date hereof have been reflected in the LG&E Energy Financial Statements.

    (d) Welfare Plans. None of the LG&E Energy Plans or LG&E Energy Employment Arrangements promises or provides retiree medical or life insurance benefits to any person, except as otherwise required by law in the applicable jurisdiction and, outside of the United States, in accordance with local law, custom and practice.

    (e) Documents Made Available. LG&E Energy has made available to KU Energy a true and correct copy of each LG&E Energy Employment Arrangement to which LG&E Energy or any of the LG&E Energy Commonly Controlled Entities is a party or under which LG&E Energy or any of the LG&E Energy Commonly Controlled Entities has obligations and, with respect to each LG&E Energy Plan, where applicable, (i) such plan and the most recent summary plan description, (ii) the most recent annual report filed with the IRS, (iii) each related trust agreement, insurance contract, service provider or investment management agreement (including all amendments to each such document), (iv) the most recent determination of the IRS with respect to the qualified status of such LG&E Energy Plan, and (v) the most recent actuarial report or valuation.

    (f) Payments Resulting from the Merger. No LG&E Energy Plan or LG&E Energy Employment Arrangement exists which could result in the payment to any current, former or future director or employee of LG&E Energy, any LG&E Energy Commonly Controlled Entity or to any trustee under any "rabbi trust" or similar arrangement of any money or other property or rights or accelerate, vest or provide any other rights or benefits to or in any such employee or director as a result of the consummation, announcement of or other action relating to the transactions contemplated by this Agreement, whether or not such payment, acceleration, vesting or provision would constitute a "parachute payment" (within the meaning of Section 280G of the Code) or whether or not some other subsequent action or event would be required to cause such payment, acceleration, vesting or provision to be triggered.

    (g) Labor Agreements. Neither LG&E Energy nor any of the LG&E Energy Subsidiaries is a party to any collective bargaining agreement. Since January 1, 1993, neither LG&E Energy nor any of the LG&E Energy Subsidiaries has had any employee strikes, work stoppages, slowdowns or lockouts or received any requests for certifications of bargaining units or any other requests for collective bargaining. There is no unfair labor practice, employment discrimination or other complaint against LG&E Energy or any of the LG&E Energy Subsidiaries pending or, to the best knowledge of LG&E Energy, threatened.

  Section 5.11. Environmental Protection. Except as set forth in Section 5.11 of the LG&E Energy Disclosure Schedule or in the LG&E Energy SEC Reports filed prior to the date hereof:

    (a) Compliance. LG&E Energy and each of the LG&E Energy Subsidiaries are in material compliance with all applicable Environmental Laws; and neither LG&E Energy nor any of the LG&E Energy Subsidiaries has received any communication (written or oral) from any person or Governmental Authority that asserts that LG&E Energy or any of the LG&E Energy Subsidiaries is not or has not been in material compliance with applicable Environmental Laws, except for communications with respect to such matters as have been fully and finally resolved or as to which no material obligation of LG&E Energy remains.

    (b) Environmental Permits. LG&E Energy and each of the LG&E Energy Subsidiaries have obtained or have timely applied for all Environmental Permits necessary for the construction of their facilities or the conduct of their operations, and all such Environmental Permits are in good standing or, where applicable, a renewal application has been timely filed and is pending agency approval, and LG&E Energy and the LG&E Energy Subsidiaries are in material compliance with all terms and conditions of the Environmental Permits and LG&E Energy reasonably believes that any transfer, renewal or reapplication for any Environmental Permit required as a result of the Merger can be accomplished in the ordinary course of business.

    (c) Environmental Claims. To the best knowledge of LG&E Energy, there is no material Environmental Claim pending (i) against LG&E Energy or any of the LG&E Energy Subsidiaries or LG&E Energy Joint Ventures, or (ii) against any real or personal property or operations which LG&E Energy or any of the LG&E Energy Subsidiaries owns, leases or manages, in whole or in part.

    (d) Releases. LG&E Energy has no knowledge of any Releases of any Hazardous Material that would be reasonably likely to form the basis of any material Environmental Claim against LG&E Energy or any of the LG&E Energy Subsidiaries.

    (e) Predecessors. LG&E Energy has no knowledge of any material Environmental Claim pending or threatened, or of any Release of Hazardous Materials or other circumstances that would be reasonably likely to form the basis of any material Environmental Claim, in each case against any person or entity (including, without limitation, any predecessor of LG&E Energy or any of the LG&E Energy Subsidiaries) whose liability LG&E Energy or any of the LG&E Energy Subsidiaries has or may have retained or assumed either contractually or by operation of law or against any real or personal property which LG&E Energy or any of the LG&E Energy Subsidiaries formerly owned, leased or managed, in whole or in part.

    (f) Disclosure. To LG&E Energy's best knowledge, LG&E Energy has disclosed to KU Energy all material facts which LG&E Energy reasonably believes (i) relate to the cost of LG&E Energy pollution control equipment currently required or known to be required in the future; (ii) relate to the cost that LG&E Energy reasonably expects to incur to comply with the requirements of the Clean Air Act Amendments of 1990; (iii) relate to current LG&E Energy remediation costs or LG&E Energy remediation costs known to be required in the future (including, without limitation, any payments to resolve any threatened or asserted Environmental Claim for remediation costs); or (iv) form the basis of any other material Environmental Claim affecting LG&E Energy.

  Section 5.12. Regulation as a Utility. LG&E Energy is an exempt public utility holding company under Section 3(a)(1) of the 1935 Act. LG&E is regulated as a public utility in the Commonwealth of Kentucky and in no other state or commonwealth. Except as set forth in the immediately preceding sentence or in Section 5.12 of the LG&E Energy Disclosure Schedule, neither LG&E Energy nor any "subsidiary company" or "affiliate" (as those terms are defined in the 1935 Act) of LG&E Energy is subject to regulation as a public utility or public service company (or similar designation) by any state in the United States or any foreign country.

  Section 5.13. Vote Required. The issuance of the LG&E Energy Common Stock requires that the restated articles of incorporation of LG&E Energy be amended to increase the number of authorized shares of LG&E Energy Common Stock (the "Articles Amendment"). The approval of the Articles Amendment requires the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of LG&E Energy Common Stock. The approval of the Merger by a majority of all the votes entitled to be cast by all holders of LG&E Energy Common Stock is required to approve this Agreement, the Merger and the other transactions contemplated hereby (the "LG&E Energy Shareholders' Approval"). No vote of the shareholders of LG&E Energy or any of its subsidiaries is required to approve the LG&E Energy Stock Option Agreement.

  Section 5.14. Accounting Matters. Neither LG&E Energy, any LG&E Energy Subsidiary nor, to LG&E Energy's best knowledge, any of its affiliates has taken or agreed to take any action that would prevent the Company from accounting for the transactions to be effected pursuant to this Agreement as a pooling of interests in accordance with GAAP and applicable SEC regulations.

  Section 5.15. Non-applicability of Certain Kentucky Law. Except as set forth in Section 5.4(c) of the LG&E Energy Disclosure Schedule, assuming that the representation and warranty of KU Energy made in Section 4.18 is correct, none of the requirements relating to certain business combinations of Sections 271B.12-200 through 271B.12-230 of the KBCA or any similar provisions of the KBCA (or, to the best knowledge of LG&E Energy, any other similar state statute) are applicable to the transactions contemplated by this Agreement, including the granting of the LG&E Energy Stock Option pursuant to the LG&E Energy Stock Option Agreement or the exercise thereof.

  Section 5.16. Opinion of Financial Advisor. On May 20, 1997, The Blackstone Group L.P. delivered its opinion, to the effect that, as of the date thereof, the Exchange Ratio is fair from a financial point of view to the holders of LG&E Energy Common Stock.

  Section 5.17. Insurance. Except as set forth in Section 5.17 of the LG&E Energy Disclosure Schedule, LG&E Energy and each of the LG&E Energy Subsidiaries are, and have been continuously since January 1, 1991, insured with financially responsible insurers in such amounts and against such risks and losses as are customary in all material respects for companies conducting the business as conducted by LG&E Energy and the LG&E Energy Subsidiaries during such time period. Except as set forth in Section 5.17 of the LG&E Energy Disclosure Schedule, neither LG&E Energy nor any of the LG&E Energy Subsidiaries has received any notice of cancellation or termination with respect to any material insurance policy of LG&E Energy or any of the LG&E Energy Subsidiaries. The insurance policies of LG&E Energy and each of the LG&E Energy Subsidiaries are valid and enforceable policies in all material respects.

  Section 5.18. Ownership of KU Energy Common Stock. Except pursuant to the terms of the KU Energy Stock Option Agreement and as set forth in Section 5.18 of the LG&E Energy Disclosure Schedule, LG&E Energy does not "beneficially own" (as such term is defined for purposes of Section 13(d) of the Exchange
Act) any shares of KU Energy Common Stock.

  Section 5.19. LG&E Energy Rights Agreement. LG&E Energy and the Board of Directors of LG&E Energy have taken all necessary action so that none of the execution of this Agreement, the LG&E Energy Stock Option Agreement and the consummation of the transactions contemplated hereby or thereby will (i) cause any LG&E Energy Rights issued pursuant to the Rights Agreement, dated as of December 19, 1990, as amended (the "LG&E Energy Rights Agreement"), to become exercisable, (ii) cause KU Energy or any of its Affiliates (as defined in the LG&E Energy Rights Agreement) to be an Acquiring Person (as defined in the LG&E Energy Rights Agreement) or give rise to a Distribution Date or Triggering Event (as each such term is defined in the LG&E Energy Rights Agreement). LG&E Energy has delivered to KU Energy a complete and correct copy of the LG&E Energy Rights Agreement as amended and supplemented to the date of this Agreement.

                                  ARTICLE VI.

                    CONDUCT OF BUSINESS PENDING THE MERGER

  Section 6.1. Covenants of the Parties. After the date hereof and prior to the Effective Time or earlier termination of this Agreement, LG&E Energy and KU Energy each agree as follows, each as to itself and as to each of the LG&E Energy Subsidiaries and the KU Energy Subsidiaries, as the case may be, except as expressly contemplated or permitted in this Agreement, the LG&E Energy Stock Option Agreement or the KU Energy Stock Option Agreement, or to the extent LG&E Energy or KU Energy, as the case may be, shall otherwise consent in writing:

    (a) Ordinary Course of Business. Each party hereto shall, and shall cause its Direct Subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use all commercially reasonable efforts to preserve intact their present business organizations and goodwill, preserve the goodwill and relationships with customers, suppliers and others having business dealings with them and, subject to prudent management of workforce needs and ongoing programs currently in force, keep available the services of their present officers and employees. Except as set forth in Section 6.1(a) of the LG&E Energy Disclosure Schedule or the KU Energy Disclosure Schedule, respectively, and except for acquisitions and capital expenditures permitted by Sections 6.1(e), 6.1(f) and 6.1(aa), no party shall, nor shall any party permit any of its Direct Subsidiaries to, enter into a new line of business, or make any change in the line of business it engages in as of the date hereof involving any material investment of assets or resources or any material exposure to liability or loss (including without limitation any loans or capital contributions to, and the undertaking of any guarantees in favor of or any "keep well" or other agreements to maintain the financial condition of, another person), in the case of KU Energy, to KU Energy and its subsidiaries taken as a whole, and in the case of LG&E Energy, to LG&E Energy and its subsidiaries taken as a whole.

    (b) Dividends. No party shall, nor shall any party permit any of its Direct Subsidiaries to, (i) declare or pay any dividends on or make other distributions in respect of any of their capital stock other than to such party or its wholly owned subsidiaries, dividends required to be paid on any preferred stock of any LG&E Energy Subsidiary or KU Energy Subsidiary in accordance with their respective terms, regular quarterly dividends on LG&E Energy Common Stock with usual record and payment dates not, during any fiscal year, in excess of 104% of the dividends per share for the prior fiscal year, regular quarterly dividends on KU Energy Common Stock with usual record and payment dates not, during any fiscal year, in excess of 102.5% of the dividends per share for the prior fiscal year; (ii) split, combine or reclassify any of their capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of their capital stock; or (iii) redeem, repurchase or otherwise acquire any shares of their capital stock, other than with respect to clauses (i), (ii) and (iii) (A) as required by the respective terms of any preferred stock of any LG&E Energy Subsidiary or KU Energy Subsidiary, (B) in connection with refunding preferred stock of any LG&E Energy Subsidiary or KU Energy Subsidiary with preferred stock or debt at a lower cost of funds (calculating such cost on an after-tax basis), (C) in connection with intercompany purchases of capital stock or (D) for the purpose of funding or providing benefits under employee benefit plans, stock option and other incentive compensation plans, directors plans and stock purchase and dividend reinvestment plans in accordance with past practice or as may be permitted by Section 6.1(i). The last record date of each of LG&E Energy and KU Energy on or prior to the Effective Time which relates to a regular quarterly dividend on LG&E Energy Common Stock or KU Energy Common Stock, as the case may be, shall be agreed to by the parties in advance and shall be the same date and shall be prior to the Effective Time.

    (c) Issuance of Securities. No party shall, nor shall any party permit any of its Direct Subsidiaries to, issue, agree to issue, deliver, sell, award, pledge, dispose of, or otherwise encumber or authorize or propose the issuance, delivery, sale, award, pledge, disposal or other encumbrance of, any shares of their capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities, other than pursuant to the KU Energy Stock Option Agreement or the LG&E Energy Stock Option Agreement, other than intercompany issuances of capital stock to wholly owned subsidiaries, and other than issuances (i) in the case of KU Energy and the KU Energy Subsidiaries, (x) in connection with refunding preferred stock of the KU Energy Subsidiaries with preferred stock or debt at a lower cost of funds (calculating such cost on an after-tax basis) and
  (y) up to 500,000 shares of KU Energy Common Stock (and associated KU Energy Rights) that may be issued in connection with the Long Term Incentive Plan identified in Section 4.10(a)(20) of the KU Energy Disclosure Schedule or pursuant to other employee benefit plans, stock option and other incentive compensation plans and directors plans; (ii), in the case of LG&E Energy and the LG&E Energy Subsidiaries, (x) in connection with refunding preferred stock of the LG&E Energy Subsidiaries with preferred stock or debt at a lower cost of funds (calculating such cost on an after-tax basis) and (y) up to 500,000 shares of LG&E Energy Common Stock (and associated LG&E Energy Rights) to be issued pursuant to employee benefit plans, stock option and other incentive compensation plans, directors plans, and stock purchase and dividend reinvestment plans; and
  (iii) the issuance of capital stock under the KU Energy Rights Agreement or the LG&E Energy Rights Agreement if required by the respective terms thereof. The parties shall promptly furnish to each other such information as may be reasonably requested

  (including financial information) and take such action as may be reasonably necessary and otherwise fully cooperate with each other in the preparation of any registration statement under the Securities Act and other documents necessary in connection with issuance of securities as contemplated by this
  Section 6.1(c), subject to obtaining customary indemnities.

    (d) Charter Documents. Neither KU Energy nor LG&E Energy shall, nor shall either of them permit either KU or LG&E, as the case may be, to, amend or propose to amend its respective articles of incorporation, bylaws or regulations, or similar organic documents, except as contemplated herein, as may be required to implement the provisions of Sections 7.13 and 7.14 or as set forth in Section 6.1(d) of the KU Energy Disclosure Schedule or LG&E Energy Disclosure Schedule.

    (e) No Acquisitions. Except as set forth in Section 6.1(e) of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule, other than (i) acquisitions by KU Energy and its Direct Subsidiaries not in excess of $300 million, singularly or in the aggregate and (ii) acquisitions by LG&E Energy and its Direct Subsidiaries not in excess of $300 million, singularly or in the aggregate, no party shall, nor shall any party permit any of its Direct Subsidiaries to, acquire, or publicly propose to acquire, or agree to acquire, by merger or consolidation with, or by purchase or otherwise, a substantial equity interest in or a substantial portion of the assets of, any business or any corporation, partnership, association or other business organization or division thereof.

    (f) Capital Expenditures. Except as set forth in Section 6.1(f) of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule or as required by law, or for acquisitions permitted by Section 6.1(e), no party shall, nor shall any party permit any of its Direct Subsidiaries to, (i)(x) in the case of KU Energy, make capital expenditures in excess of $50 million over the amount budgeted by KU Energy or its Direct Subsidiaries for capital expenditures as set forth in such Section 6.1(f) of the KU Energy Disclosure Schedule and (y) in the case of LG&E Energy, make capital expenditures in excess of $50 million over the amount budgeted by LG&E Energy or its Direct Subsidiaries for capital expenditures as set forth in such Section 6.1(f) of the LG&E Energy Disclosure Schedule or (ii) enter into written commitments for the purchase of sulfur dioxide emission allowances as provided for by the Clean Air Act Amendments of 1990.

    (g) No Dispositions. Except as set forth in Section 6.1(g) of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule, other than (i) dispositions by KU Energy and its Direct Subsidiaries of less than $100 million in book value, singularly or in the aggregate and (ii) dispositions by LG&E Energy and its Direct Subsidiaries of less than $100 million in book value, singularly or in the aggregate, no party shall, nor shall any party permit any of its Direct Subsidiaries to, sell, lease, license, encumber or otherwise dispose of, any of its assets, other than encumbrances or dispositions in the ordinary course of its business consistent with past practice.

    (h) Indebtedness. Except as contemplated by this Agreement, no party shall, nor shall any party permit any of its Direct Subsidiaries to, incur or guarantee any indebtedness (including any debt borrowed or guaranteed or otherwise assumed including, without limitation, the issuance of debt securities or warrants or rights to acquire debt) or enter into any "keep well" or other agreement to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing other than (i) short-term indebtedness in the ordinary course of business consistent with past practice (such as the issuance of commercial paper or the use of existing credit facilities); (ii) arrangements between such party and its Direct Subsidiaries or among its Direct Subsidiaries; (iii) indebtedness incurred to finance acquisitions permitted by, and subject to the limitations imposed by, Section 6.1(e);
  (iv) additional indebtedness in an amount not to exceed in the aggregate $100 million, in the case of KU Energy and its Direct Subsidiaries, and additional indebtedness in an amount not to exceed in the aggregate $100 million, in the case of LG&E Energy and its Direct Subsidiaries; or (v) in connection with the refunding of existing indebtedness or the refunding of preferred stock of the KU Energy Subsidiaries or the LG&E Energy Subsidiaries as permitted by Sections 6.1(b) or 6.1(c).

    (i) Compensation, Benefits. Except as set forth in Section 6.1(i) of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule, as may be required by applicable law, as may be required to facilitate or obtain a determination from the IRS that a plan is "qualified" within the meaning of Section 401(a) of the Code or as contemplated by this Agreement, no party shall, nor shall any party permit any of its Direct Subsidiaries to,
  (i) enter into, adopt or amend or increase the amount or accelerate the payment or vesting of any benefit or amount payable under, any employee benefit plan or any other contract, agreement, commitment, arrangement, plan or policy covering employees, former employees, directors or former directors or their beneficiaries or providing benefits to such persons that is maintained by, contributed to or entered into by such party or any of its Direct Subsidiaries, or increase, or enter into any contract, agreement, commitment or arrangement to increase in any manner, the compensation or fringe benefits, or otherwise to extend, expand or enhance the engagement, employment or any related rights of, or take any other action or grant any benefit (including, without limitation, any stock options or stock option plan) not required under the terms of any existing employee benefit plan, or other contract, agreement, commitment, arrangement, plan or any policy to or with any director, officer or other employee of such party or any of its Direct Subsidiaries, except for normal (including incentive) increases or grants or actions in the ordinary course of business consistent with applicable industry practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to such party or any of its Direct Subsidiaries or (ii) enter into or amend any LG&E Energy Employment Arrangements or KU Energy Employment Arrangements, respectively, or any other employment, severance or special pay arrangement with respect to the employment or termination of employment or other similar contract, agreement or arrangement with any director or officer or other employee other than in the ordinary course of business consistent with applicable industry practice; provided, however, neither KU Energy nor LG&E Energy shall provide change in control protections to a greater number of its respective employees than the number of participants in KU Energy's Supplemental Security Plan as of January 1, 1997.

    (j) 1935 Act. Except as set forth in Section 6.1(j) of the KU Energy Disclosure Schedule or LG&E Energy Disclosure Schedule, and except as required or contemplated by this Agreement, no party shall, nor shall any party permit any of its subsidiaries to, take or fail to take any action which would cause a change in such party's status as an exempt public utility holding company under the 1935 Act.

    (k) Transmission, Generation. Except as permitted pursuant to Section 6.1(f) and except as required pursuant to tariffs on file with the FERC as of the date hereof, in the ordinary course of business consistent with past practice, or as set forth in Section 6.1(k) of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule, neither KU Energy nor LG&E Energy shall permit KU or LG&E, as the case may be, to (i) commence construction of any additional generating, transmission or delivery capacity, or gas storage capacity, or (ii) obligate itself to purchase or otherwise acquire any additional generating, transmission or delivery facilities, or gas storage facilities, or to sell or otherwise dispose of, or to share, any generating, transmission or delivery facilities owned by KU or LG&E except as set forth in the budgets of KU Energy and LG&E Energy.

    (l) Accounting. Except as set forth in Section 6.1(l) of the KU Energy Disclosure Schedule or LG&E Energy Disclosure Schedule, no party shall, nor shall any party permit any of its Direct Subsidiaries to, make any changes in its accounting methods, except as required by law, rule, regulation or GAAP.

    (m) Pooling. No party shall, nor shall any party permit any of its subsidiaries to, take any action which would, or would be reasonably likely to, prevent the Company from accounting for the transactions to be effected pursuant to this Agreement as a pooling of interests in accordance with GAAP and applicable SEC regulations, and each party hereto shall use all reasonable efforts to achieve such result (including taking such actions as may be necessary to cure any facts or circumstances that could prevent such transactions from qualifying for pooling-of-interests accounting treatment).

    (n) Tax-Free Status. No party shall, nor shall any party permit any of its subsidiaries to, take any actions which would, or would be reasonably likely to, adversely affect the status of the Merger as a tax-free reorganization under Section 368(a) of the Code, and each party hereto shall use all reasonable efforts to achieve such result.

    (o) Affiliate Transactions. Except as set forth in Section 6.1(o) of each of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule, no party shall, nor shall any party permit any of its Direct Subsidiaries to, enter into any material agreement or arrangement with any of their respective affiliates (other than wholly owned subsidiaries) on terms materially less favorable to such party than could be reasonably expected to have been obtained with an unaffiliated third party on an arm's-length basis.

    (p) Cooperation, Notification. Each party shall, and shall cause its Direct Subsidiaries to, (i) confer on a regular and frequent basis with one or more representatives of the other party to discuss, subject to applicable law, material operational matters and the general status of its ongoing operations; (ii) promptly notify the other party of any significant changes in its business, properties, assets, condition (financial or other), results of operations or prospects; (iii) advise the other party of any change or event which has had or, insofar as reasonably can be foreseen, is reasonably likely to result in, in the case of KU Energy, a KU Energy Material Adverse Effect or, in the case of LG&E Energy, a LG&E Energy Material Adverse Effect; and (iv) promptly provide the other party with copies of all filings made by such party or any of its Direct Subsidiaries with any state or federal court, administrative agency, commission or other Governmental Authority in connection with this Agreement and the transactions contemplated hereby.

    (q) Rate Matters. Each of KU Energy and LG&E Energy shall, and shall cause KU or LG&E, as the case may be, to discuss with the other any changes in regulated rates or charges (other than automatic cost pass-through rate adjustment clauses), standards of service or accounting of KU or LG&E, as the case may be, from those in effect on the date hereof and consult with the other prior to making any filing (or any amendment thereto), or effecting any agreement, commitment, arrangement or consent with governmental regulators, whether written or oral, formal or informal, with respect thereto, and except as set forth in Section 6.1(q) of each of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule neither party nor KU or LG&E will make any filing to change the regulated rates of KU or LG&E, as the case may be, that would have a material adverse effect on the benefits associated with the business combination provided for herein.

    (r) Third-Party Consents. KU Energy shall, and shall cause the KU Energy Subsidiaries to, use all commercially reasonable efforts to obtain all KU Energy Required Consents. KU Energy shall promptly notify LG&E Energy of any failure or prospective failure to obtain any such consents and, if requested by LG&E Energy, shall provide copies of all KU Energy Required Consents obtained by KU Energy to LG&E Energy. LG&E Energy shall, and shall cause the LG&E Energy Subsidiaries to, use all commercially reasonable efforts to obtain all LG&E Energy Required Consents. LG&E Energy shall promptly notify KU Energy of any failure or prospective failure to obtain any such consents and, if requested by KU Energy, shall provide copies of all LG&E Energy Required Consents obtained by LG&E Energy to KU Energy.

    (s) No Breach, Etc. No party shall, nor shall any party permit any of its Direct Subsidiaries to, willfully take any action that would or is reasonably likely to result in a material breach of any provision of this Agreement, the LG&E Energy Stock Option Agreement or the KU Energy Stock Option Agreement, as the case may be, or in any of its representations and warranties set forth in this Agreement, the LG&E Energy Stock Option Agreement or the KU Energy Stock Option Agreement, as the case may be, being untrue on and as of the Closing Date.

    (t) Tax Exempt Status. No party shall, nor shall any party permit any Direct Subsidiary to, take any action that would likely jeopardize the qualification of any outstanding revenue bonds of LG&E Energy, KU Energy or of their Direct Subsidiaries which qualify on the date hereof under Section 142(a) of the Code as "exempt facility bonds" or as tax-exempt industrial development bonds under Section 103(b)(4) of the Internal Revenue Code of 1954, as amended, prior to the Tax Reform Act of 1986.

    (u) Transition Management. As soon as practicable after the date hereof, the parties shall create a special transition management task force (the "Task Force"), the two co-chairmen of which shall be Victor A. Staffieri, or another individual designated by LG&E Energy, and O.M. Goodlett, or another individual designated by KU Energy. The Task Force shall examine various alternatives regarding the manner in which to best organize and manage the business of the Company after the Effective Time, subject to applicable law. The co-chairmen will have joint decision-making authority regarding the Task Force. Each party will appoint an equal number of representatives to the Task Force, who shall have (subject to the joint direction of the co-chairmen) responsibility for the day-to-day activities and operations of the Task Force.

    (v) Tax Matters. Except as set forth in Section 6.1(v) of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule, no party shall make or rescind any material express or deemed election relating to taxes, settle or compromise any material claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to taxes, or change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for the taxable year ending December 31, 1996, except as may be required by applicable law.

    (w) Discharge of Liabilities. No party shall, nor shall any party permit any of its Direct Subsidiaries to, pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice (which includes the payment of final and unappealable judgments and the refinancing of existing indebtedness for borrowed money either at its stated maturity or at a lower cost of funds) or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of such party included in such party's reports filed with the SEC, or incurred in the ordinary course of business consistent with past practice or, pursuant to Section 6.1(h) or as disclosed in Section 6.1(h) of the LG&E Energy Disclosure Schedule or KU Energy Disclosure Schedule or as part of or pursuant to any settlement of any rate filings before the public utility commission of any state or the FERC pending on the date of this Agreement.

    (x) Contracts. No party shall, except in the ordinary course of business consistent with past practice, modify, amend, terminate, renew or fail to use reasonable business efforts to renew any material contract or agreement to which such party or any Direct Subsidiary of such party is a party, or waive, release or assign any material rights or claims.

    (y) Insurance. Each party shall, and shall cause its Direct Subsidiaries to, maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are customary for companies engaged in the electric and gas utility industry and employing methods of generating electric power and fuel sources similar to those methods employed and fuels used by such party or its Direct Subsidiaries.

    (z) Permits. Each party shall, and shall cause its Direct Subsidiaries to, use reasonable efforts to maintain in effect all existing governmental permits pursuant to which such party or its Direct Subsidiaries operate.

    (aa) Limitation on Investments in Joint Ventures and Unrestricted Subsidiaries. From and after the date hereof and except as set forth in
  Section 6.1(aa) of the KU Energy Disclosure Schedule or the LG&E Energy Disclosure Schedule, (i) KU Energy will not make, and will not permit any KU Energy Subsidiary to make, any additional investments in, or loans or capital contributions to, or to undertake any guarantees or other obligations with respect to, any KU Energy Joint Venture or KU Energy Unrestricted Subsidiary in excess of $50 million (which amount shall be in addition to the amounts budgeted for capital expenditures and acquisitions as set forth in Sections 6.1(e) and 6.1(f) of the KU Energy Disclosure Schedule and amounts permitted by Section 6.1(e)); and (ii) LG&E Energy will not make, and will not permit any LG&E Energy Subsidiary to make, any additional investments in, or loans or capital contributions to, or to undertake any, guarantees or other obligations with respect to, any LG&E Energy Joint Venture or LG&E Energy Unrestricted Subsidiary in excess of $50 million (which amount shall be in addition to the amounts budgeted for capital expenditures and acquisitions as set forth in Sections 6.1(e) and 6.1(f) of the LG&E Energy Disclosure Schedule and amounts permitted by
  Section 6.1(e)).

                                 ARTICLE VII.

                             ADDITIONAL AGREEMENTS

  Section 7.1. Access to Information. Upon reasonable notice, each party shall, and shall cause its Direct Subsidiaries to, afford to the officers, directors, employees, accountants, counsel, investment bankers, financial advisors and other representatives of the other (collectively, "Representatives") reasonable access, during normal business hours throughout the period prior to the Effective Time, to all of its properties, books, contracts, commitments and records (including, but not limited to, Tax Returns and environmental or worker health and safety audits, reports, studies and investigations, whether draft or final, relating to the party, its Direct Subsidiaries or any property currently or formerly owned, leased or operated by the party or its Direct Subsidiaries) and, during such period, each party shall, and shall cause its Direct Subsidiaries to, furnish promptly to the other (i) access to each report, schedule and other document filed or received by it or any of its Direct Subsidiaries pursuant to the requirements of federal or state securities laws or filed with or sent to the SEC, the FERC, the Department of Justice, the Federal Trade Commission, the Kentucky Public Service Commission and Virginia State Corporation Commission or any other federal or state regulatory agency or commission, and
(ii) access to all information concerning themselves, their subsidiaries, directors, officers and shareholders and such other matters as may be reasonably requested by the other party in connection with any filings, applications or approvals required or contemplated by this Agreement or for any other reason related to the transactions contemplated by this Agreement. Each party shall provide access to those premises, documents, reports and information described above of subsidiaries of such party that are not Direct Subsidiaries to the extent such party has or is able to obtain such access. Each party shall, and shall cause its subsidiaries and Representatives to, hold in strict confidence all Information (as defined in the Confidentiality Agreement) concerning the other parties furnished to it in connection with the transactions contemplated by this Agreement in accordance with the Confidentiality Agreement, dated as of October 30, 1996, between KU Energy and LG&E Energy, as it may be amended from time to time (the "Confidentiality Agreement").

  Section 7.2. Joint Proxy Statement and Registration Statement.

    (a) Preparation and Filing. The parties will prepare and file with the SEC as soon as reasonably practicable after the date hereof the Registration Statement and the Proxy Statement (together, the "Joint Proxy/Registration Statement"). The parties hereto shall each use reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after such filing. Each party hereto shall also take such action as may be reasonably required to cause the shares of LG&E Energy Common Stock issuable in connection with the Merger to be registered or to obtain an exemption from registration under applicable state "blue sky" or securities laws; provided, however, that no party shall be required to register or qualify as a foreign corporation or to take other action which would subject it to service of process, in any jurisdiction where it will not be, following the Merger, so subject. Each of the parties hereto shall furnish all information concerning itself which is required or customary for inclusion in the Joint Proxy/Registration Statement. The parties shall use reasonable efforts to cause the shares of LG&E Energy Common Stock issuable in the Merger to be approved for listing on the NYSE upon official notice of issuance. The information provided by any party hereto for use in the Joint Proxy/Registration Statement shall be true and correct in all material respects without omission of any material fact which is required to make such information not false or misleading. No representation, covenant or agreement is made by or on behalf of any party hereto with respect to information supplied by any other party for inclusion in the Joint Proxy/Registration Statement.

    (b) Letter of KU Energy's Accountants. KU Energy shall use its best efforts to cause to be delivered to LG&E Energy a letter of Arthur Andersen LLP dated a date within two business days before the effective date of the Joint Proxy/Registration Statement, and addressed to LG&E Energy, in form and substance reasonably satisfactory to LG&E Energy and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements on Form S-4 and proxy statements similar to the Joint Proxy/Registration Statement.

    (c) Letter of LG&E Energy's Accountants. LG&E Energy shall use its best efforts to cause to be delivered to KU Energy a letter of Arthur Andersen LLP, dated a date within two business days before the date of the Joint Proxy/Registration Statement, and addressed to KU Energy, in form and substance reasonably satisfactory to KU Energy and customary in scope and substance for "cold comfort" letters delivered by independent public accountants in connection with registration statements on Form S-4 and proxy statements similar to the Joint Proxy/Registration Statement.

    (d) Fairness Opinions. It shall be a condition to the mailing of the Joint Proxy/Registration Statement to the shareholders of KU Energy and LG&E Energy that (i) KU Energy shall have received an opinion from Goldman, Sachs & Co., dated the date of the Joint Proxy/Registration Statement, to the effect that, as of the date thereof, the Exchange Ratio is fair to the holders of KU Energy Common Stock and (ii) LG&E Energy shall have received an opinion from The Blackstone Group L.P., dated the date of the Joint Proxy/Registration Statement, to the effect that, as of the date thereof, the Exchange Ratio is fair, from a financial point of view, to the holders of LG&E Energy Common Stock.

  Section 7.3. Regulatory Matters.

    (a) HSR Filings. Each party hereto shall file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby and will respond promptly to any requests for additional information made by either of such agencies.

    (b) Other Regulatory Approvals. Each party hereto shall cooperate and use its best efforts to promptly prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to use all commercially reasonable efforts to obtain all necessary permits, consents, approvals, waivers and authorizations of all Governmental Authorities and all other persons necessary or advisable to consummate the transactions contemplated by this Agreement, including, without limitation, the KU Energy Required Statutory Approvals and the LG&E Energy Required Statutory Approvals. LG&E Energy shall have the right to review and approve in advance all characterizations of the information relating to LG&E Energy, on the one hand, and KU Energy shall have the right to review and approve in advance all characterizations of the information relating to KU Energy, on the other hand, in either case which appear in any filing made in connection with the LG&E Energy Required Statutory Approvals and the KU Energy Required Statutory Approvals sought in connection with this Agreement, the LG&E Energy Stock Option Agreement or the KU Energy Stock Option Agreement. LG&E Energy and KU Energy shall each consult with the other with respect to the obtaining of all such necessary or advisable permits, consents, approvals, waivers and authorizations of Governmental Authorities.

  Section 7.4. Shareholder Approval.

    (a) Approval of LG&E Energy Shareholders. Subject to the provisions of
  Section 7.4(c) and Section 7.4(d), LG&E Energy shall, as soon as reasonably practicable after the date hereof (i) take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the "LG&E Energy Meeting") for the purpose of securing the LG&E Energy Shareholders' Approval, (ii) distribute to its shareholders the Joint Proxy/Registration Statement in accordance with applicable federal and state law and with its amended and restated articles of incorporation and by laws, (iii) subject to the fiduciary duties of its Board of Directors, recommend to its shareholders the approval of this Agreement and the transactions contemplated hereby and (iv) cooperate and consult with KU Energy with respect to each of the foregoing matters.

    (b) Approval of KU Energy Shareholders. Subject to the provisions of
  Section 7.4(c) and Section 7.4(d), KU Energy shall, as soon as reasonably practicable after the date hereof (i) take all steps necessary to duly call, give notice of, convene and hold a meeting of its shareholders (the "KU Energy Meeting") for the purpose of securing the KU Energy Shareholders' Approval, (ii) distribute to its shareholders the Joint Proxy/Registration Statement in accordance with applicable federal and state law and with its amended and restated articles of incorporation and bylaws, (iii) subject to the fiduciary duties of its Board of Directors, recommend to its shareholders the approval of this Agreement and the transactions contemplated hereby and (iv) cooperate and consult with LG&E Energy with respect to each of the foregoing matters.

    (c) Meeting Date. The LG&E Energy Meeting for the purpose of securing the LG&E Energy Shareholders' Approval and the KU Energy Meeting for the purpose of securing the KU Energy

  Shareholders' Approval shall be held on such dates as KU Energy and LG&E Energy shall mutually determine.

    (d) Fairness Opinions Not Withdrawn. It shall be a condition to the obligation of LG&E Energy to hold the LG&E Energy Meeting that the opinion of The Blackstone Group L.P., referred to in Section 7.2(d), shall not have been withdrawn, and it shall be a condition to the obligation of KU Energy to hold the KU Energy Meeting that the opinion of Goldman, Sachs & Co., referred to in Section 7.2(d), shall not have been withdrawn.

  Section 7.5. Directors' and Officers' Indemnification.

    (a) Indemnification. To the extent, if any, not provided by an existing right of indemnification or other agreement or policy, from and after the Effective Time, the Company shall, to the fullest extent not prohibited by applicable law, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, an officer, director or employee of any of the parties hereto and their respective subsidiaries (each an "Indemnified Party" and collectively, the "Indemnified Parties") against (i) all losses, expenses (including reasonable attorney's fees and expenses), claims, damages or liabilities or, subject to the proviso of the next succeeding sentence, amounts paid in settlement, arising out of actions or omissions occurring at or prior to the Effective Time (and whether asserted or claimed prior to, at or after the Effective Time) that are, in whole or in part, based on or arising out of the fact that such person is or was a director, officer or employee of such party or its subsidiary ("Indemnified Liabilities"), and (ii) all Indemnified Liabilities to the extent they are based on or arise out of or pertain to the transactions contemplated by this Agreement. In the event of any such loss, expense, claim, damage or liability (whether or not arising before the Effective Time), (i) the Company shall pay the reasonable fees and expenses of counsel selected by the Indemnified Parties, which counsel shall be reasonably satisfactory to the Company, promptly after statements therefor are received and otherwise advance to such Indemnified Party upon request reimbursement of documented expenses reasonably incurred, (ii) the Company will cooperate in the defense of any such matter, and (iii) any determination required to be made with respect to whether an Indemnified Party's conduct complies with the standards set forth under applicable law and the articles of incorporation or bylaws shall be made by independent counsel mutually acceptable to the Company and the Indemnified Party; provided, however, that the Company shall not be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld or delayed). The Indemnified Parties as a group may retain only one law firm (other than local counsel) with respect to each related matter except to the extent there is, in the sole opinion of counsel to an Indemnified Party, under applicable standards of professional conduct, a conflict on any significant issue between positions of such Indemnified Party and any other Indemnified Party or Indemnified Parties in which case each Indemnified Party with a conflicting position on a significant issue shall be entitled to separate counsel. In the event any Indemnified Party is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Company shall reimburse such Indemnified Party for all of its expenses in bringing and pursuing such action. Each Indemnified Party shall be entitled to the advancement of expenses to the full extent contemplated in this Section 7.5(a) in connection with any such action.

    (b) Insurance. For a period of six years after the Effective Time, the Company shall cause to be maintained in effect either the policies of directors' and officers' liability insurance maintained by KU Energy or LG&E Energy, depending on which such policies offer the most favorable coverage, for the benefit of those persons who are currently covered by such policies; provided, however, that the Company shall not be required to expend in any year an amount in excess of 200% of the annual aggregate premiums currently paid by KU Energy and LG&E Energy for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, the Company shall be obligated to obtain a policy with the best coverage available, in the reasonable judgment of the Board of Directors of the Company, for a cost not exceeding such amount.

    (c) Successors. In the event the Company or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in either such case, proper provisions shall be made so that the successors and assigns of the Company shall assume the obligations set forth in this Section 7.5.

    (d) Survival of Indemnification. To the fullest extent not prohibited by law, from and after the Effective Time, all rights to indemnification as of the date hereof in favor of the employees, agents, directors and officers of KU Energy and its subsidiaries or LG&E Energy and its subsidiaries with respect to their activities as such prior to the Effective Time, as provided in their respective articles of incorporation and bylaws in effect on the date hereof, or otherwise in effect on the date hereof, shall survive the Merger and shall continue in full force and effect for a period of not less than six years from the Effective Time, provided that in the event any claim or claims are asserted or made within such six-year period, all such rights to indemnification in respect of such claim or claims shall continue until the final disposition thereof.

    (e) Benefit. The provisions of this Section 7.5 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

  Section 7.6. Disclosure Schedules. On the date hereof, (i) LG&E Energy has delivered to KU Energy a schedule (the "LG&E Energy Disclosure Schedule"), accompanied by a certificate signed by the chief financial officer of LG&E Energy stating the LG&E Energy Disclosure Schedule is being delivered pursuant to this Section 7.6(i) and (ii) KU Energy has delivered to LG&E Energy a schedule (the "KU Energy Disclosure Schedule"), accompanied by a certificate signed by the chief financial officer of KU Energy stating the KU Energy Disclosure Schedule is being delivered pursuant to this Section 7.6(ii). The KU Energy Disclosure Schedule and the LG&E Energy Disclosure Schedule are collectively referred to herein as the "Disclosure Schedules". The Disclosure Schedules constitute an integral part of this Agreement and modify the respective representations, warranties, covenants or agreements of the parties hereto contained herein to the extent that such representations, warranties, covenants or agreements expressly refer to the Disclosure Schedules. Anything to the contrary contained herein or in the Disclosure Schedules notwithstanding, any and all statements, representations, warranties or disclosures set forth in the Disclosure Schedules shall be deemed to have been made on and as of the date hereof.

  Section 7.7. Public Announcements. Subject to each party's disclosure obligations imposed by law or any applicable national securities exchange, (a) KU Energy and LG&E Energy will cooperate with each other in the development and distribution of all news releases and other public information disclosures with respect to this Agreement or any of the transactions contemplated hereby and shall not issue any public announcement or statement with respect hereto or thereto without providing the other party the opportunity to review and comment upon such announcement or statement, and (b) the initial press release or releases of LG&E Energy and KU Energy announcing the execution of this Agreement shall each be approved by the other party hereto prior to their issuance.

  Section 7.8. Rule 145 Affiliates. Within 30 days after the date of this Agreement, KU Energy shall identify in a letter to LG&E Energy, and LG&E Energy shall identify in a letter to KU Energy all persons who are, and to such person's best knowledge who will be at the Closing Date, "affiliates" of KU Energy and LG&E Energy, respectively, as such term is used in Rule 145 under the Securities Act (or otherwise under applicable SEC accounting releases with respect to pooling-of-interests accounting treatment). Each of KU Energy and LG&E Energy shall use all reasonable efforts to cause their respective affiliates (including any person who may be deemed to have become an affiliate after the date of the letter referred to in the prior sentence) to deliver to the Company on or prior to the Closing Date a written agreement substantially in the form attached as Exhibit C-1 (in the case of KU Energy's affiliates) or Exhibit C-2 (in the case of LG&E Energy's affiliates) (each, an "Affiliate Agreement").

  Section 7.9. Employee Agreements and Workforce Matters.

    (a) Certain Employee Agreements. Subject to Section 7.10, Section 7.14 and Section 7.15, the Company and its subsidiaries shall honor and perform, without modification, all contracts, agreements, collective bargaining agreements and commitments of KU Energy or LG&E Energy prior to the date hereof (or as established or amended in accordance with or permitted by this Agreement), including, but not limited to the KU Energy Plans, the KU Energy Employment Arrangements, the LG&E Energy Plans and the LG&E Energy Employment Arrangements, which apply to any current or former employee, or current or former director of the parties hereto or any of their subsidiaries; provided, however, that this undertaking is not intended to prevent the Company from enforcing such contracts, agreements, collective bargaining agreements and commitments in accordance with their terms, including, without limitation, any reserved right to amend, modify, suspend, revoke or terminate any such contract, agreement, collective bargaining agreement or commitment.

    (b) Workforce Matters. Subject to applicable collective bargaining agreements, for a period of three years following the Effective Time, any reductions in workforce in respect of employees of the Company and its subsidiaries shall be made on a fair and equitable basis, in light of the circumstances and the objectives to be achieved, giving consideration to previous work history, job experience, qualifications, and business needs without regard to whether employment prior to the Effective Time was with KU Energy or its subsidiaries or LG&E Energy or its subsidiaries, and any employees whose employment is terminated or jobs are eliminated by the Company or any of its subsidiaries during such period shall be entitled to participate on a fair and equitable basis in the job opportunity and employment placement programs offered by the Company or any of its subsidiaries. Any workforce reductions carried out following the Effective Time by the Company and its subsidiaries shall be done in accordance with all applicable collective bargaining agreements, and all laws and regulations governing the employment relationship and termination thereof including, without limitation, the Worker Adjustment and Retraining Notification Act and regulations promulgated thereunder, and any comparable state or local law.

  Section 7.10. Employee Benefit Plans. Each of the LG&E Energy Plans and KU Energy Plans and LG&E Energy Employment Arrangements and KU Energy Employment Arrangements, in effect on the date hereof (or as amended or established in accordance with or as permitted by this Agreement) shall be maintained in effect, except as provided in Section 7.11 with respect to the employees, former employees, directors or former directors of LG&E Energy and any of its subsidiaries and of KU Energy and any of its subsidiaries, respectively, who are covered by such plans or arrangements immediately prior to the Effective Time until the Company determines otherwise on or after the Effective Time and the Company shall assume as of the Effective Time each KU Energy Plan or KU Energy Employment Arrangement maintained by KU Energy immediately prior to the Effective Time and perform such plan or arrangement in the same manner and to the same extent that KU Energy would be required to perform thereunder; provided, however, that nothing herein contained, other than the provisions of
Section 6.1(i), shall limit any reserved right contained in any such LG&E Energy Benefit Plan or LG&E Energy Employment Arrangement or KU Energy Benefit Plan or KU Energy Employment Arrangement to amend, modify, suspend, revoke or terminate any such plan or arrangement. Without limiting the foregoing, each participant in any LG&E Energy Benefit Plan or KU Energy Benefit Plan shall receive credit for purposes of eligibility to participate, vesting and eligibility to receive benefits (but specifically excluding for benefit accrual purposes) under any benefit plan of the Company or any of its subsidiaries or affiliates for service credited for the corresponding purpose under any such benefit plan; provided, however, that such crediting of service shall not operate to cause any such plan or arrangement to fail to comply with the applicable provisions of the Code and ERISA. LG&E Energy and KU Energy will cooperate on and after the date hereof to develop appropriate employee benefit plans, programs and arrangements, including but not limited to, executive and incentive compensation, stock option and supplemental executive retirement plans, for employees and directors of the Company and its subsidiaries from and after the Effective Time. However, no provision contained in this Section 7.10 shall be deemed to constitute an employment contract between the Company and any individual, or a waiver of the Company's right to discharge any employee at any time, with or without cause.

  Section 7.11. Stock Option and Other Stock Plans. With respect to each employee benefit plan, program or arrangement under which KU Energy Common Stock is required to be used for purposes of the payment of benefits, grant of awards or exercise of options (each, a "Stock Plan"), (i) LG&E Energy and KU Energy shall take such action as may be necessary so that, after the Effective Time, such Stock Plan shall provide for the issuance or purchase in the open market only of Company Common Stock rather than KU Energy Common Stock and otherwise to amend such Stock Plans to reflect this Agreement and the Merger, and (ii) the Company shall (w) take all corporate action necessary or appropriate to obtain shareholder approval with respect to such Stock Plan to the extent such approval is required for purposes of the Code or other applicable law, or, to the extent the Company deems it desirable, to enable such Stock Plan to comply with Rule 16b-3 promulgated under the Exchange Act, (x) reserve for issuance under such Stock Plan or otherwise provide a sufficient number of shares of Company Common Stock for delivery upon payment of benefits, grants of awards or exercise of options under such Stock Plan, (y) as soon as practicable after the Effective Time, file one or more registration statements under the Securities Act with respect to the shares of Company Common Stock subject to such Stock Plan to the extent such filing is required under applicable law and use its best efforts to maintain the effectiveness of such registration statement(s) (and the current status of the prospectuses contained therein or related thereto) so long as such benefits, grants or awards remain payable or such options remain outstanding, as the case may be and (z) cause such shares of Company Common Stock subject to such Stock Plan to be listed for trading on the NYSE. With respect to those individuals who subsequent to the Merger will be subject to the reporting requirements under (S) 16(a) of the Exchange Act, the Company shall administer the Stock Plans, where applicable, in a manner that complies with Rule 16b-3 under the Exchange Act. Unless otherwise agreed to by the parties, each of LG&E Energy and KU Energy shall use its best efforts to obtain any shareholder approvals that may be necessary for the deduction of any compensation payable under any Stock Plan or other compensation arrangement.

  Section 7.12. No Solicitations. Each party hereto shall not, and shall cause its Direct Subsidiaries not to, and shall not permit any of its Representatives or subsidiaries that are not Direct Subsidiaries to directly or indirectly: initiate, solicit or encourage, or take any action to facilitate the making of any offer or proposal which constitutes or is reasonably likely to lead to, any Business Combination Proposal (as defined below), or, in the event of an unsolicited Business Combination Proposal, engage in negotiations or provide any information or data to any person relating to any Business Combination Proposal; provided, however, that notwithstanding any other provision hereof LG&E Energy or KU Energy may (i) at any time prior to the time at which the LG&E Energy Shareholders' Approval, in the case of LG&E Energy, or the KU Energy Shareholders' Approval, in the case of KU Energy, has been obtained, engage in discussions or negotiations with a third party and may furnish such third party information concerning itself and its business, properties and assets if, and only to the extent that, (A)(x) such third party shall first have made an unsolicited Business Combination Proposal to LG&E Energy or KU Energy, respectively, and (y) the Board of Directors of LG&E Energy or KU Energy, as the case may be, shall have determined in good faith, based upon the written advice of outside counsel, that such action is required by its fiduciary duties under applicable law and
(B) prior to furnishing such information to or entering into negotiations with such third party, LG&E Energy or KU Energy, as the case may be, (x) provides prompt notice to LG&E Energy or KU Energy, as the case may be, to the effect that it is furnishing information to or entering into discussions or negotiations with such third party and (y) receives from such third party an executed confidentiality agreement in reasonably customary form on terms not materially more favorable to such third party than the terms contained in the Confidentiality Agreement and (ii) comply with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer. Each party hereto shall notify the other party orally and in writing of any such inquiries, offers or proposals (including, without limitation, the terms and conditions of any such proposal and the identity of the person making it), within 24 hours of the receipt thereof, shall keep the other party informed of the status and details of any such inquiry, offer or proposal, and shall give the other party five day's advance notice of any agreement to be entered into with or any information to be supplied to any person making such inquiry, offer or proposal. Each party hereto shall immediately cease and cause to be terminated all existing discussions and negotiations, if any, with any parties conducted heretofore with respect to any Business Combination Proposal. As used in this
Section 7.12, "Business Combination Proposal" shall mean any tender or exchange offer, proposal for a merger, consolidation or other business combination involving any party to this Agreement or any of its material Direct Subsidiaries, or any proposal or offer (in each case, whether or not in writing and whether or not delivered to the stockholders of a party generally) to acquire in any manner, directly or indirectly, a substantial equity interest in or a substantial portion of the assets of any party to this Agreement or any of its material subsidiaries, other than pursuant to the transactions contemplated by this Agreement.

  Section 7.13. Company and Subsidiary Board of Directors.

    (a) At the Effective Time, the Board of Directors of LG&E Energy shall be expanded and reconstituted to include fifteen directors, eight of whom shall be selected by LG&E Energy prior to the Effective Time and seven of whom shall be selected by KU Energy prior to the Effective Time and each of whom, in each such case, shall be designated to serve among the existing classes of the Company's directors as equally as possible.

    (b) Immediately following the Effective Time, there shall be only four committees of the Board of Directors of the Company: an Audit Committee, a Nominating and Governance Committee, a Compensation Committee and a Long Range Planning Committee. The Chairmen of the Audit and Compensation Committees shall be designated by LG&E Energy prior to the Effective Time and the Chairmen of the Nominating and Governance Committee and the Long Range Planning Committee shall be designated by KU Energy prior to the Effective Time. At the Effective Time, the Audit Committee shall consist of ten members, five of whom shall be designated by LG&E Energy prior to the Effective Time and five of whom shall be designated by KU Energy prior to the Effective Time. At the Effective Time, the Nominating and Governance Committee shall consist of eight members, four of whom shall be designated by LG&E Energy prior to the Effective Time and four of whom shall be designated by KU Energy prior to the Effective Time. At the Effective Time, the Compensation Committee shall consist of seven members, four of whom shall be designated by LG&E Energy prior to the Effective Time and three of whom shall be designated by KU Energy prior to the Effective Time. At the Effective Time, the Long Range Planning Committee shall consist of nine members, five of whom shall be designated by LG&E Energy prior to the Effective Time and four of whom shall be designated by KU Energy prior to the Effective Time. From and after the Effective Time, no other committees of the Board of Directors of the Company shall be established, except for such special or other committees as the Board of Directors of the Company may deem advisable to establish from time to time.

    (c) At the Effective Time, (i) the Board of Directors of LG&E shall be expanded and reconstituted to consist of those persons serving on the Board of Directors of LG&E immediately prior to the Effective Time and those persons selected by KU Energy to serve on the Board of Directors of the Company pursuant to Section 7.13(a) and (ii) the Board of Directors of KU shall consist of those persons serving on the Board of Directors of KU immediately prior to the Effective Time and those persons selected by LG&E Energy to serve on the Board of Directors of the Company pursuant to
  Section 7.13(a). All persons serving on the Board of Directors of LG&E or KU immediately after the Effective Time shall serve on such Board of Directors until expiration of their term of election or their resignation or removal.

  Section 7.14. Company Officers. At the Effective Time, Roger W. Hale shall be the Chairman of the Board and Chief Executive Officer of the Company and each of KU and LG&E pursuant to an Employment Agreement dated the date hereof between Roger W. Hale and LG&E Energy, attached hereto as Exhibit D and Michael R. Whitley shall be the Vice Chairman of the Board of Directors and President and Chief Operating Officer of the Company and Vice Chairman and Chief Operating Officer of each of KU and LG&E, pursuant to an Employment Agreement dated the date hereof between Michael R. Whitley and KU Energy (as predecessor to LG&E Energy) attached hereto as Exhibit E.

  Section 7.15. Post-Merger Operations. KU Energy and LG&E Energy contemplate that the Company shall conduct its operations in accordance with the following:

    (a) Corporate Presence. The principal corporate office of the Company and LG&E shall be located in Louisville, Kentucky; and KU shall maintain its corporate headquarters in Lexington, Kentucky and a substantial presence throughout its service territory in order to conduct the state-wide operations of KU.

    (b) Utility Subsidiaries. KU shall continue its separate corporate existence, operating under the name "KU Utilities Company" and LG&E shall continue its separate corporate existence, operating under the name "Louisville Gas and Electric Company".

    (c) Charities. After the Effective Time, the Company shall provide charitable contributions and community support within the service areas of LG&E and KU at levels substantially comparable to the levels of charitable contributions and community support provided by the parties and their respective subsidiaries within such service areas within the two-year period immediately prior to the Effective Time.

    (d) Company Name. The Company's name shall be LG&E Energy Corp.

  Section 7.16. Expenses. Subject to Section 9.3, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses, except that those expenses incurred in connection with printing the Joint Proxy/Registration Statement, as well as the filing fee relating thereto, shall be shared equally by KU Energy and LG&E Energy.

  Section 7.17. Further Assurances. Each party will, and will cause its Direct Subsidiaries to, execute such further documents and instruments and take such further actions as may reasonably be requested by any other party in order to consummate the Merger in accordance with the terms hereof. The parties expressly acknowledge and agree that, although it is their current intention to effect a business combination among themselves in the form contemplated by this Agreement, it may be preferable to effectuate such a business combination by means of an alternative structure in light of the conditions set forth in
Section 8.1(e), Section 8.2(e), and Section 8.3(e). Accordingly, if the only conditions to the parties' obligations to consummate the Merger which are not satisfied or waived are receipt of any one or more of the KU Energy Required Consents, KU Energy Required Statutory Approvals, LG&E Energy Required Consents or LG&E Energy Required Statutory Approvals, and the adoption of an alternative structure (that otherwise substantially preserves for KU Energy and LG&E Energy the economic benefits of the Merger) would result in such conditions being satisfied or waived, then the parties shall use their respective best efforts to effect a business combination among themselves by means of a mutually agreed upon structure other than the Merger that so preserves such benefits; provided that, prior to closing any such restructured transaction, all material third-party and Governmental Authority declarations, filings, registrations, notices, authorizations, consents or approvals necessary for the effectuation of such alternative business combination shall have been obtained and all other conditions to the parties' obligations to consummate the Merger, as applied to such alternative business combination, shall have been satisfied or waived.

  Section 7.18. Charter and Bylaw Amendments. Prior to the mailing of the Joint Proxy Statement/Prospectus, LG&E Energy and KU Energy shall take all actions necessary so that (i) at or prior to the Effective Time, the articles of incorporation of LG&E Energy shall be amended to increase the number of authorized shares of LG&E Energy Common Stock to 300 million shares and increase the number of authorized shares of Series A Preferred Stock to 2 million shares and (ii) at or prior to the Effective Time, the bylaws of LG&E Energy shall be amended and restated so that, at the Effective Time, such bylaws shall read in their entirety substantially in the form attached hereto as Exhibit F.

                                 ARTICLE VIII.

                                  CONDITIONS

  Section 8.1. Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of the following conditions, except, to the extent permitted by applicable law, that such conditions may be waived in writing pursuant to Section 9.5 by the joint action of the parties hereto:

    (a) Shareholder Approvals. The LG&E Energy Shareholders' Approval and the KU Energy Shareholders' Approval shall have been obtained.

    (b) No Injunction. No temporary restraining order or preliminary or permanent injunction or other order by any federal or state court preventing consummation of the Merger shall have been issued and be continuing in effect, and the Merger and the other transactions contemplated hereby shall not have been prohibited under any applicable federal or state law or regulation.

    (c) Registration Statement. The Registration Statement shall have become effective in accordance with the provisions of the Securities Act, and no stop order suspending such effectiveness shall have been issued and remain in effect.

    (d) Listing of Shares. The shares of LG&E Energy Common Stock issuable in the Merger pursuant to Article II shall have been approved for listing on the NYSE upon official notice of issuance.

    (e) Statutory Approvals. The KU Energy Required Statutory Approvals and the LG&E Energy Required Statutory Approvals shall have been obtained at or prior to the Effective Time, such approvals shall have become Final Orders (as defined below), and such Final Orders shall not impose terms or conditions which, in the aggregate, would have, or would be reasonably likely to have, a material adverse effect on the business, assets, financial condition or results of operations of LG&E or KU or the Company and its prospective subsidiaries taken as a whole or which would be materially inconsistent with the agreements of the parties contained herein. A "Final Order" means action by the relevant regulatory authority which has not been reversed, stayed, enjoined, set aside, annulled or suspended, with respect to which any waiting period prescribed by law before the transactions contemplated hereby may be consummated has expired, and as to which all conditions to the consummation of such transactions prescribed by law, regulation or order have been satisfied.

    (f) Pooling. Each of KU Energy and LG&E Energy shall have received a letter of its independent public accountants, dated the Closing Date, in form and substance reasonably satisfactory, in each case, to KU Energy and LG&E Energy, stating that the transactions effected pursuant to this Agreement will qualify as a pooling of interests transaction under GAAP and applicable SEC regulations.

    (g) Dissenters' Rights. The number of KU Energy Dissenting Shares shall not constitute more than 10% of the number of issued and outstanding shares of KU Energy Common Stock and the number of LG&E Energy Dissenting Shares shall not constitute more than 10% of the number of issued and outstanding shares of LG&E Energy Common Stock.

  Section 8.2. Conditions to Obligation of LG&E Energy to Effect the
Merger. The obligation of LG&E Energy to effect the Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by LG&E Energy in writing pursuant to
Section 9.5:

    (a) Performance of Obligations of KU Energy. KU Energy (and/or its appropriate subsidiaries) shall have performed its agreements and covenants contained in Sections 6.1(b) and 6.1(c) and shall have performed in all material respects its other agreements and covenants contained in or contemplated by this Agreement and the KU Energy Stock Option Agreement required to be performed by it at or prior to the Effective Time.

    (b) Representations and Warranties. The representations and warranties of KU Energy set forth in this Agreement and the KU Energy Stock Option Agreement shall be true and correct (i) on and as of the date hereof and
  (ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for representations and warranties that expressly speak only as of a specific date or time other than the date hereof or the Closing Date which need only be true and correct as of such date or time) except in each of cases (i) and (ii) for such failures of representations or warranties to be true and correct (without regard to any materiality qualifications contained therein) which, individually or in the aggregate, would not be reasonably likely to result in a KU Energy Material Adverse Effect.

    (c) Closing Certificates. LG&E Energy shall have received a certificate signed by the chief financial officer of KU Energy, dated the Closing Date, to the effect that, to the best of such officer's knowledge, the conditions set forth in Section 8.2(a) and Section 8.2(b) have been satisfied.

    (d) KU Energy Material Adverse Effect. No KU Energy Material Adverse Effect shall have occurred and there shall exist no fact or circumstance which is reasonably likely to have a KU Energy Material Adverse Effect.

    (e) KU Energy Required Consents. The KU Energy Required Consents the failure of which to obtain would have a KU Energy Material Adverse Effect shall have been obtained.

    (f) Affiliate Agreements. The Company shall have received Affiliate Agreements, duly executed by each "affiliate" of KU Energy, substantially in the form of Exhibit C-1, as provided in Section 7.8.

    (g) Tax Opinion. LG&E Energy shall have received an opinion of Simpson Thacher & Bartlett satisfactory in form and substance to LG&E Energy, dated as of the Closing Date, to the effect that the Merger will be treated as a tax-free reorganization under Section 368(a) of the Code.

    (h) No Trigger of KU Energy Rights. No event shall have occurred that has or would result in the triggering of any right or entitlement of KU Energy shareholders under the KU Energy Rights Agreement, including a "Distribution Date", "Triggering Event" "Flip-in Event" or "Flip-over Event" (as such terms are defined in the KU Energy Rights Agreement), or will occur as a result of the consummation of the Merger, which has or would have or be reasonably likely to result in a KU Energy Material Adverse Effect or materially change the number of outstanding equity securities of KU Energy or the Company, and the KU Energy Rights shall not have become nonredeemable by any action of the KU Energy Board of Directors.

  Section 8.3. Conditions to Obligation of KU Energy to Effect the Merger. The obligation of KU Energy to effect the Merger shall be further subject to the satisfaction, on or prior to the Closing Date, of the following conditions, except as may be waived by KU Energy in writing pursuant to Section 9.5:

    (a) Performance of Obligations of LG&E Energy. LG&E Energy (and/or its appropriate subsidiaries) shall have performed its agreements and covenants contained in Sections 6.1(b) and 6.1(c) and shall have performed in all material respects its other agreements and covenants contained in or contemplated by this Agreement and the LG&E Energy Stock Option Agreement required to be performed at or prior to the Effective Time.

    (b) Representations and Warranties. The representations and warranties of LG&E Energy set forth in this Agreement and the LG&E Energy Stock Option Agreement shall be true and correct (i) on and as of the date hereof and
  (ii) on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date (except for representations and warranties that expressly speak only as of a specific date or time other than the date hereof or the Closing Date which need only be true and correct as of such date or time) except in each of cases (i) and (ii) for such failures of representations or warranties to be true and correct (without regard to any materiality qualifications contained therein) which, individually or in the aggregate, would not be reasonably likely to result in a LG&E Energy Material Adverse Effect.

    (c) Closing Certificates. KU Energy shall have received a certificate signed by the chief financial officer of LG&E Energy, dated the Closing Date, to the effect that, to the best of such officer's knowledge, the conditions set forth in Section 8.3(a) and Section 8.3(b) have been satisfied.

    (d) LG&E Energy Material Adverse Effect. No LG&E Energy Material Adverse Effect shall have occurred and there shall exist no fact or circumstance which is reasonably likely to have a LG&E Energy Material Adverse Effect.

    (e) LG&E Energy Required Consents. The LG&E Energy Required Consents the failure of which to obtain would have a LG&E Energy Material Adverse Effect shall have been obtained.

    (f) Affiliate Agreements. The Company shall have received Affiliate Agreements, duly executed by each "affiliate" of LG&E Energy substantially in the form of Exhibit C-2, as provided in Section 7.8.

    (g) Tax Opinion. KU Energy shall have received an opinion of Jones, Day, Reavis & Pogue satisfactory in form and substance to KU Energy, dated as of the Closing Date, to the effect that the Merger will be treated as a tax-free reorganization under Section 368(a) of the Code.

    (h) No Trigger of LG&E Energy Rights. No event shall have occurred that has or would result in the triggering of any right or entitlement of LG&E Energy shareholders under the LG&E Energy Rights Agreement, including a "Distribution Date" or "Triggering Event" (as such terms are defined in the LG&E Energy Rights Agreement) or a "Flip-in" or "Flip-over" event as commonly described in such rights plans, or will occur as a result of consummation of the Merger, which has or would have or be reasonably likely to result in a LG&E Energy Material Adverse Effect or materially change the number of outstanding equity securities of LG&E Energy or the Company, and the LG&E Energy Rights shall not have become nonredeemable by any action of the LG&E Energy Board of Directors.

                                  ARTICLE IX.

                       TERMINATION, AMENDMENT AND WAIVER

  Section 9.1. Termination. This Agreement may be terminated at any time prior to the Closing Date, whether before or (except as otherwise set forth below) after approval by the shareholders of the respective parties hereto contemplated by this Agreement:

    (a) by mutual written consent of the Boards of Directors of KU Energy and LG&E Energy;

    (b) by either LG&E Energy or KU Energy, by written notice to the other party, if the Effective Time shall not have occurred on or before the second anniversary of the date hereof (the "Initial Termination Date"); provided, however, that the right to terminate the Agreement under this
  Section 9.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur on or before such date; and provided, further, that if on the Initial Termination Date the conditions to the Closing set forth in Sections 8.1(e), 8.2(e) and/or 8.3(e) shall not have been fulfilled but all other conditions to the Closing shall be fulfilled or shall be capable of being fulfilled, then the Initial Termination Date shall be extended to the thirty month anniversary of the date hereof;

    (c) by either LG&E Energy or KU Energy, by written notice to the other party, if the LG&E Energy Shareholders' Approval shall not have been obtained at a duly held LG&E Energy Meeting, including any adjournments thereof, or the KU Energy Shareholders' Approval shall not have been obtained at a duly held KU Energy Meeting, including any adjournments thereof;

    (d) by either LG&E Energy or KU Energy, if any state or federal law, order, rule or regulation is adopted or issued, which has the effect, as supported by the written advice of outside counsel for such party, of prohibiting the Merger, or by either LG&E Energy or KU Energy if any court of competent jurisdiction in the United States or any State shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Merger, and such order, judgment or decree shall have become final and nonappealable;

    (e) by LG&E Energy, at any time prior to the time at which the LG&E Energy Shareholders' Approval has been obtained, upon five days' prior notice to KU Energy, if, as a result of a tender offer by a party other than KU Energy or any of its affiliates or any written offer or proposal with respect to a merger, sale of a material portion of its assets or other business combination (each, a "Business Combination") by a party other than KU Energy or any of its affiliates, the Board of Directors of LG&E Energy determines in good faith that its fiduciary obligations under applicable law require that such tender offer or other written offer or proposal be accepted; provided, however, that (i) the Board of Directors of LG&E Energy shall have received the written advice of outside counsel that, notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of their applicable fiduciary duties, and notwithstanding all concessions which may be offered by KU Energy in negotiations entered into pursuant to clause
  (ii) below, such fiduciary duties would also require the directors to reconsider such commitment as a result of such tender offer or other written offer or proposal; and (ii) prior to any such termination, LG&E Energy shall, and shall cause its respective financial and legal advisors to, negotiate with KU Energy to make such adjustments in the terms and conditions of this Agreement as would enable LG&E Energy to proceed with the transactions contemplated herein on such adjusted terms;

  provided further that, notwithstanding anything in this Section 9.1(e) to the contrary, LG&E Energy and KU Energy intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of a Business Combination proposal, it being acknowledged and agreed that any such proposal would interfere with the strategic advantages and benefits that LG&E Energy and KU Energy expect to derive from this Agreement and the transactions contemplated hereby;

    (f) by KU Energy, at any time prior to the time at which the KU Energy Shareholders' Approval has been obtained, upon five days' prior notice to LG&E Energy, if, as a result of a tender offer by a party other than LG&E Energy or any of its affiliates or any written offer or proposal with respect to a Business Combination by a party other than LG&E Energy or any of its affiliates, the Board of Directors of KU Energy determines in good faith that its fiduciary obligations under applicable law require that such tender offer or other written offer or proposal be accepted; provided, however, that (i) the Board of Directors of KU Energy shall have received the written advice of outside counsel that, notwithstanding a binding commitment to consummate an agreement of the nature of this Agreement entered into in the proper exercise of their applicable fiduciary duties, and notwithstanding all concessions which may be offered by LG&E Energy in negotiations entered into pursuant to clause (ii) below, such fiduciary duties would also require the directors to reconsider such commitment as a result of such tender offer or other written offer or proposal; and (ii) prior to any such termination, KU Energy shall, and shall cause its respective financial and legal advisors to, negotiate with LG&E Energy to make such adjustments in the terms and conditions of this Agreement as would enable KU Energy to proceed with the transactions contemplated herein on such adjusted terms; provided further that, notwithstanding anything in this Section 9.1(f) to the contrary, LG&E Energy and KU Energy intend this Agreement to be an exclusive agreement and, accordingly, nothing in this Agreement is intended to constitute a solicitation of a Business Combination proposal, it being acknowledged and agreed that any such proposal would interfere with the strategic advantages and benefits that LG&E Energy and KU Energy expect to derive from this Agreement and the transactions contemplated hereby;

    (g) by KU Energy, by written notice to LG&E Energy, if (i) there exist inaccuracies of the representations and warranties of LG&E Energy made herein as of the date hereof which inaccuracies, individually or in the aggregate, would or would be reasonably likely to result in a LG&E Energy Material Adverse Effect, and such inaccuracies shall not have been remedied within 20 days after receipt by LG&E Energy of notice in writing from KU Energy, specifying the nature of such inaccuracies and requesting that they be remedied, (ii) LG&E Energy (and/or its appropriate subsidiaries) shall not have performed and complied with its agreements and covenants contained in Sections 6.1(b) and 6.1(c) or shall have failed to perform and comply with, in all material respects, its other agreements and covenants hereunder or under the LG&E Energy Stock Option Agreement and such failure to perform or comply shall not have been remedied within 20 days after receipt by LG&E Energy of notice in writing from KU Energy, specifying the nature of such failure and requesting that it be remedied; or (iii) the Board of Directors of LG&E Energy or any committee thereof (A) shall withdraw or modify in any manner adverse to KU Energy its approval or recommendation of this Agreement or the Merger, (B) shall fail to reaffirm such approval or recommendation upon KU Energy's request, (C) shall approve or recommend any acquisition of LG&E Energy or a material portion of its assets or any tender offer for shares of capital stock of LG&E Energy, in each case, by a party other than KU Energy or any of its affiliates or (D) shall resolve to take any of the actions specified in clause (A), (B) or
  (C);

    (h) by LG&E Energy, by written notice to KU Energy, if (i) there exist material inaccuracies of the representations and warranties of KU Energy made herein as of the date hereof, which inaccuracies, individually or in the aggregate, would or would be reasonably likely to result in a KU Energy Material Adverse Effect, and such inaccuracies shall not have been remedied within 20 days after receipt by KU Energy of notice in writing from LG&E Energy, specifying the nature of such inaccuracies and requesting that they be remedied, (ii) KU Energy (and/or its appropriate subsidiaries) shall not have performed and complied with its agreements and covenants contained in Sections 6.1(b) and 6.1(c) or shall have failed to perform and comply with, in all material respects, its other agreements and covenants hereunder or under the KU Energy Stock Option Agreement, and such failure to perform or comply shall not have been remedied within 20 days after receipt by KU Energy of notice in writing from LG&E Energy, specifying the nature of such failure and requesting that it be remedied; or (iii) the Board of Directors of KU Energy or any committee thereof (A) shall withdraw or modify in any manner adverse to LG&E Energy its approval or recommendation of this Agreement or the Merger,
  (B) shall fail to reaffirm such approval or recommendation upon LG&E Energy's request, (C) shall approve or recommend any acquisition of KU Energy or a material portion of its assets or any tender offer for the shares of capital stock of KU Energy, in each case by a party other than LG&E Energy or any of its affiliates or (D) shall resolve to take any of the actions specified in clause (A), (B) or (C); or

    (i) by either LG&E Energy or KU Energy, by written notice to the other party, if (A) a third party acquires securities representing greater than 50% of the voting power of the outstanding voting securities of such other party or (B) individuals who as of the date hereof constitute the board of directors of such other party (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of such party was approved by a vote of a majority of the directors of such party then still in office who are either directors as of the date hereof or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of such party then in office.

  Section 9.2. Effect of Termination. Subject to Section 10.1(b), in the event of termination of this Agreement by either KU Energy or LG&E Energy pursuant to Section 9.1 there shall be no liability on the part of either KU Energy or LG&E Energy or their respective officers or directors hereunder, except that
Section 7.16 and Section 9.3, the agreement contained in the last sentence of
Section 7.1, Section 10.2, Section 10.4 and Section 10.8 shall survive the termination.

  Section 9.3. Termination Fee; Expenses.

    (a) Termination Fee upon Breach or Withdrawal of Approval. If this Agreement is terminated at such time that this Agreement is terminable pursuant to one (but not both) of (x) Section 9.1(g)(i) or (ii) or (y)
  Section 9.1(h)(i) or (ii), then: (i) the breaching party shall promptly (but not later than five business days after receipt of notice from the non-breaching party) pay to the non-breaching party in cash an amount equal to all documented out-of-pocket expenses and fees incurred by the non-breaching party (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Merger or the transactions contemplated by this Agreement) not in excess of $10 million; provided, however, that, if this Agreement is terminated by a party as a result of a willful breach by the other party, the non-breaching party may pursue any remedies available to it at law or in equity and shall, in addition to its out-of-pocket expenses (which shall be paid as specified above and shall not be limited to $10 million), be entitled to recover such additional amounts as such non-breaching party may be entitled to receive at law or in equity; and (ii) if (x) at the time of the breaching party's willful breach of this Agreement, there shall have been a third-party tender offer for shares of, or a third party offer or proposal with respect to a Business Combination involving, such party or any of its affiliates which at the time of such termination shall not have been rejected by such party and its board of directors and withdrawn by the third party, and (y) within two and one-half years of any termination by the non-breaching party, the breaching party or an affiliate thereof becomes a subsidiary of such offeror or a subsidiary of an affiliate of such offeror or accepts a written offer to consummate or consummates a Business Combination with such offeror or an affiliate thereof, then such breaching party (jointly and severally with its affiliates), upon the signing of a definitive agreement relating to such a Business Combination, or, if no such agreement is signed then at the closing (and as a condition to the closing) of such breaching party becoming such a subsidiary or of such Business Combination, will pay to the non-breaching party an additional fee equal to $50 million in cash; provided that in no event shall the additional termination fee provided for in Section 9.3(b) be payable if the additional fee referred to in this Section 9.3(a)(ii) has been paid.

    (b) Additional Termination Fee. (i) If (A) this Agreement (w) is terminated by LG&E Energy pursuant to Section 9.1(e), (x) is terminated by KU Energy pursuant to Section 9.1(g)(iii), (y) is terminated pursuant to Section 9.1(c) following a failure of the shareholders of LG&E Energy to grant the necessary approvals described in Section 5.13 (provided that the shareholders of KU Energy shall not also have failed to grant the necessary approvals described in Section 4.13) or (z) is terminated as a result of LG&E Energy's material breach of Section 7.4, and (B) at the time of such termination or prior to the meeting of LG&E Energy's shareholders there shall have been a third-party tender offer for shares of, or a third-party offer or proposal with respect to a Business Combination involving, LG&E Energy or any of its affiliates which at the time of such termination or of the meeting of LG&E Energy's shareholders shall not have been (1) rejected by LG&E Energy and its board of directors and (2) withdrawn by the third-party, and (C) within two and one-half years of any such termination described in clause (A) above, LG&E Energy or its affiliate which is the subject of the tender offer or offer or proposal with respect to a Business Combination (the "LG&E Energy Target Party") becomes a subsidiary of such offeror or a subsidiary of an affiliate of such offeror or accepts a written offer to consummate or consummates a Business Combination with such offeror or affiliate thereof, then such LG&E Energy Target Party (jointly and severally with its affiliates), upon the signing of a definitive agreement relating to such a Business Combination, or, if no such agreement is signed, then at the closing (and as a condition to the closing) of such LG&E Energy Target Party becoming such a subsidiary or of such Business Combination, will pay to KU Energy a termination fee equal to $50 million in cash plus the out-of-pocket fees and expenses incurred by KU Energy (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Merger or the transactions contemplated by this Agreement).

    (ii) If (A) this Agreement (w) is terminated by KU Energy pursuant to
  Section 9.1(f), (x) is terminated by LG&E Energy pursuant to Section 9.1(h)(iii), (y) is terminated pursuant to Section 9.1(c) following a failure of the shareholders of KU Energy to grant the necessary approvals described in Section 4.13 (provided that the shareholders of LG&E Energy shall not also have failed to grant the necessary approvals described in
  Section 5.13) or (z) is terminated as a result of KU Energy's material breach of Section 7.4, and (B) at the time of such termination or prior to the meeting of KU Energy's shareholders there shall have been a third-party tender offer for shares of, or a third-party offer or proposal with respect to a Business Combination involving, KU Energy or any of its affiliates which at the time of such termination or of the meeting of KU Energy's shareholders shall not have been (1) rejected by KU Energy and its board of directors and (2) withdrawn by the third-party, and (C) within two and one-half years of any such termination described in clause (A) above, KU Energy or its affiliate which is the subject of the tender offer or offer or proposal with respect to a Business Combination (the "KU Energy Target Party") becomes a subsidiary of such offeror or a subsidiary of an affiliate of such offeror or accepts a written offer to consummate or consummates a Business Combination with such offeror or affiliate thereof, then such KU Energy Target Party (jointly and severally with its affiliates), upon the signing of a definitive agreement relating to such a Business Combination, or, if no such agreement is signed, then at the closing (and as a condition to the closing) of such KU Energy Target Party becoming such a subsidiary or of such Business Combination, will pay to LG&E Energy a termination fee equal to $50 million in cash plus the out-of-pocket fees and expenses incurred by LG&E Energy (including, without limitation, fees and expenses payable to all legal, accounting, financial, public relations and other professional advisors arising out of, in connection with or related to the Merger or the transactions contemplated by this Agreement).

    (c) Expenses. The parties agree that the agreements contained in this
  Section 9.3 are an integral part of the transactions contemplated by the Agreement and constitute liquidated damages and not a penalty. If one party fails to promptly pay to the other any fee due hereunder, the defaulting party shall pay the costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of any unpaid fee at the publicly announced prime rate of Citibank, N.A. (or its successor) from the date such fee was required to be paid.

    (d) Limitation of Termination Fees. Notwithstanding anything herein to the contrary, the aggregate amount payable to LG&E Energy and its affiliates pursuant to Section 9.3(a), Section 9.3(b) and the terms of the KU Energy Stock Option Agreement shall not exceed $70 million and the aggregate amount payable to KU Energy and its affiliates pursuant to
  Section 9.3(a), Section 9.3(b) and the terms of the LG&E Energy Stock Option Agreement shall not exceed $70 million (including, in each case, reimbursement for fees and expenses payable pursuant to this Section 9.3). For purposes of this Section 9.3(d), the amount payable pursuant to the terms of the KU Energy Stock Option Agreement or the LG&E Energy Stock Option Agreement, as the case may be, shall be the amount paid pursuant to Sections 7(a)(i) and 7(a)(ii) thereof.

  Section 9.4. Amendment. This Agreement may be amended by the Boards of Directors of the parties hereto, at any time before or after approval hereof by the shareholders of KU Energy and LG&E Energy and prior to the Effective Time, but after such approvals, no such amendment shall (i) alter or change the amount or kind of shares, rights or any of the proceedings of the treatment of shares under Article II, or (ii) alter or change any of the terms and conditions of this Agreement if any of the alterations or changes, alone or in the aggregate, would materially adversely affect the rights of holders of KU Energy capital stock or LG&E Energy capital stock, except for alterations or changes that could otherwise be adopted by the Board of Directors of the Company, without the further approval of such shareholders, as applicable. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

  Section 9.5. Waiver. At any time prior to the Effective Time, the parties hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein, to the extent permitted by applicable law. Any agreement on the part of a party hereto to any such extension or waiver shall be valid if set forth in an instrument in writing signed on behalf of such party.

                                  ARTICLE X.

                              GENERAL PROVISIONS

  Section 10.1. Non-Survival; Effect of Representations and Warranties. (a) All representations, warranties and agreements in this Agreement shall not survive the Merger, except as otherwise provided in this Agreement and except for the agreements contained in this Section 10.1 and in Article II, Section 6.1(n), Section 7.5, Section 7.9, Section 7.10, Section 7.11, Section 7.13,
Section 7.14, Section 7.15, Section 7.16, Section 7.17 and Section 10.7.

  (b) No party may assert a claim for inaccuracy of any representation or warranty contained in this Agreement (whether by direct claim or counterclaim) except in connection with the termination of this Agreement pursuant to
Section 9.1(g)(i) or Section 9.1(h)(i) (or pursuant to any other subsection of Section 9.1, if the terminating party would have been entitled to terminate this Agreement pursuant to Section 9.1(g)(i) or Section 9.1(h)(i)).

  Section 10.2. Brokers. KU Energy represents and warrants that, except for Goldman, Sachs & Co. whose fees have been disclosed to LG&E Energy prior to the date hereof, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of KU Energy. LG&E Energy represents and warrants that, except for The Blackstone Group L.P., whose fees have been disclosed to KU Energy prior to the date hereof, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger or the transactions contemplated by this Agreement based upon arrangements made by or on behalf of LG&E Energy.

  Section 10.3. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally, (ii) sent by reputable overnight courier service, (iii) telecopied (which is confirmed), or (iv) five days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

    (a)If to KU Energy, to:

      KU Energy Corporation
      One Quality Street
      Lexington, Kentucky 40507
      Attention: O.M. Goodlett
      Telephone:    (606)
      367-1104
      Telecopy:     (606)
      367-1199

      with a copy to:

      Robert A. Yolles, Esq.
      Jones, Day, Reavis & Pogue
      77 West Wacker Drive
      Chicago, Illinois 60601-1692
      Telephone:    (312)
      269-4145
      Telecopy:     (312)
      782-8585

    (b)If to LG&E Energy, to:

      LG&E Energy Corp.
      220 West Main Street
      Louisville, Kentucky 40202
      Attention: Victor A. Staffieri
      Telephone:    (502)
      627-3912
      Telecopy:     (502)
      627-2155

      with copies to:

      Richard I. Beattie, Esq.
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
      Telephone:    (212)
      455-2635
      Telecopy:     (212)
      455-2502

      and

      Gardner, Carton & Douglas
      Quaker Tower
      321 North Clark Street, Suite 3400
      Chicago, Illinois 60610-4795
      Attention: Peter D. Clarke, Esq.
      Telephone:    (312)
      245-8685
      Telecopy:     (312)
      644-3381

  Section 10.4. Miscellaneous. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof other than the Confidentiality Agreement (provided that Paragraph 7 of the Confidentiality Agreement is superseded by the terms hereof and shall have no further force or effect); (ii) shall be deemed and construed as, and is intended to be, a "Definitive Agreement" within the meaning of paragraph 10 of the Confidentiality Agreement; (iii) shall not be assigned by operation of law or otherwise; and (iv) shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky applicable to contracts executed in and to be fully performed in such Commonwealth, without giving effect to its conflicts of law, rules or principles and except to the extent the provisions of this Agreement (including the documents or instruments referred to herein) are expressly governed by or derive their authority from the KBCA.

  Section 10.5. Interpretation. When a reference is made in this Agreement to Articles, Sections or Exhibits, such reference shall be to a Section or Exhibit of this Agreement, respectively, unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Unless the context otherwise requires, the use of the singular shall include the plural, the use of the masculine shall include the feminine, and vice versa. As used in this Agreement, the antecedent of any personal pronoun shall be deemed to be only the next preceding proper noun or nouns, as appropriate for such pronoun. As used in this Agreement, any reference to any law, rule or regulation shall be deemed to include a reference to any amendments, revisions or successor provisions to such law, rule or regulation.

  Section 10.6. Counterparts; Effect. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

  Section 10.7. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and, except for rights of Indemnified Parties as set forth in Section 7.5, nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing and any other provision of this Agreement, and in addition to any other required action of the Board of Directors of LG&E Energy, (a) a majority of the directors (or their successors) serving on the Board of Directors of the Company who are designated by KU Energy pursuant to
Section 7.13 shall be entitled during the three year period commencing at the Effective Time (the "Three Year Period") to enforce the provisions of Section 7.9, Section 7.10, Section 7.11, Section 7.14 and Section 7.15 on behalf of the KU Energy officers, directors and employees, as the case may be, and (b) a majority of the directors (or their successors) serving on the Board of Directors of the Company who are designated by LG&E Energy pursuant to Section
7.13 shall be entitled during the Three Year Period to enforce the provisions of Section 7.9, Section 7.10, Section 7.11, Section 7.14 and Section 7.15 on behalf of the LG&E Energy officers, directors and employees, as the case may be. Such directors' rights and remedies under the preceding sentence are cumulative and are in addition to any other rights and remedies they may have at law or in equity, but in no event shall this Section 10.7 be deemed to impose any additional duties on any such directors. The Company shall pay, at the time they are incurred, all costs, fees and expenses of such directors incurred in connection with the assertion of any rights on behalf of the persons set forth above pursuant to this Section 10.7.

  Section 10.8. Waiver of Jury Trial and Certain Damages. Each party to this Agreement waives, to the fullest extent permitted by applicable law, (i) any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Agreement and (ii) except with respect to Section 9.3, which shall not be limited in any way, any right it may have to receive damages from any other party based on any theory of liability for any special, indirect, consequential (including lost profits) or punitive damages.

  Section 10.9. Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the Commonwealth of Kentucky or in Kentucky state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Commonwealth of Kentucky or any Kentucky state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the Commonwealth of Kentucky.

  IN WITNESS WHEREOF, LG&E Energy Corp. and KU Energy Corporation have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                          LG&E Energy Corp.


                                          By: /s/ Roger W. Hale
                                              -----------------
                                          Name:  Roger W. Hale
                                          Title: Chairman, President and Chief
                                                 Executive Officer


Attest:

/s/ John R. McCall
-------------------------------------
Secretary

                                          KU Energy Corporation


                                          By: /s/ Michael R. Whitley
                                              ----------------------
                                          Name:  Michael R. Whitley
                                          Title: Chairman, President and Chief
                                                 Executive Officer


Attest:

/s/ George S. Brooks II
-------------------------------------
Secretary

                                                   EXHIBIT A TO MERGER AGREEMENT



                               FORM OF KU ENERGY

                             STOCK OPTION AGREEMENT

                               SEE ANNEX C TO THE

                        JOINT PROXY STATEMENT/PROSPECTUS

                                                   EXHIBIT B TO MERGER AGREEMENT



                              FORM OF LG&E ENERGY

                             STOCK OPTION AGREEMENT

                               SEE ANNEX B TO THE

                        JOINT PROXY STATEMENT/PROSPECTUS

                                                EXHIBIT C-1 TO MERGER AGREEMENT

                   KU ENERGY CORPORATION AFFILIATE AGREEMENT

KU Energy Corporation
One Quality Street
Lexington, Kentucky 40507

LG&E Energy Corp.
220 West Main Street
Louisville, Kentucky 40202

Ladies and Gentlemen:

  I have been advised that as of the date hereof I may be deemed to be an "affiliate" of KU Energy Corporation, a Kentucky corporation ("KU Energy"), as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger dated as of May 20, 1997 (the "Agreement"), between LG&E Energy Corp., a Kentucky corporation ("LG&E Energy"), and KU Energy, KU Energy will be merged with and into LG&E Energy (the "Merger").

  As a result of the Merger, I may receive shares of Common Stock, without par value, of LG&E Energy ("LG&E Energy Common Stock") in exchange for shares owned by me of Common Stock, no par value, of KU Energy ("KU Energy Common Stock"). The LG&E Energy Common Stock together with the associated purchase rights (the "LG&E Energy Rights") received in exchange for shares of LG&E Energy Common Stock are referred to herein collectively as the "LG&E Energy Securities".

  I represent, warrant and covenant to LG&E Energy and KU Energy that in the event I receive any LG&E Energy Securities as a result of the Merger:

    A. I shall not make any sale, transfer or other disposition of the LG&E Energy Securities in violation of the Act or the Rules and Regulations.

    B. I have carefully read this letter and the Agreement and discussed its requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of LG&E Energy Securities, to the extent I felt necessary, with my counsel or counsel for KU Energy.

    C. I have been advised that the issuance of LG&E Energy Securities to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, because at the time the Merger was submitted for a vote of the stockholders of KU Energy, (a) I may be deemed to have been an affiliate of KU Energy and (b) the distribution by me of the LG&E Energy Securities has not been registered under the Act, I may not sell, transfer or otherwise dispose of LG&E Energy Securities issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to LG&E Energy, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

    D. I understand that, except as provided in the Agreement in Section 7.11, LG&E Energy is under no obligation to register the sale, transfer or other disposition of the LG&E Energy Securities by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

    E. I also understand that stop transfer instructions will be given to LG&E Energy's transfer agents with respect to the LG&E Energy Securities and that there will be placed on the certificates for the LG&E Energy Securities issued to me, or any substitutions therefor, a legend stating in substance:

      "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares represented by this certificate may only be transferred in accordance with the terms of an agreement dated
                , 199 between the registered holder hereof and LG&E Energy, a copy of which agreement is on file at the principal offices of LG&E Energy."

    F. I also understand that unless the transfer by me of my LG&E Energy Securities has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, LG&E Energy reserves the right to put the following legend on the certificates issued to my transferee:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

  It is understood and agreed that the legend set forth in paragraph E or F above, as the case may be, shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to LG&E Energy a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to LG&E Energy, to the effect that such legend is not required for purposes of the Act.

  I further represent to and covenant with LG&E Energy and KU Energy that I have not, within the 30 days prior to the Effective Time (as defined in the Agreement), sold, transferred or otherwise disposed of any shares of the capital stock of KU Energy or LG&E Energy held by me and that I will not sell, transfer or otherwise dispose of any shares of LG&E Energy Securities received by me in the Merger or other shares of the capital stock of LG&E Energy owned at the Effective Time until after such time as results covering at least 30 days of combined operations of KU Energy and LG&E Energy have been published by LG&E Energy, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes the combined results of operations.

  By its acceptance hereof, LG&E Energy agrees, for a period of two years after the Effective Time (as defined in the Agreement), that it, as the surviving corporation, will file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, so that the public information provisions of Rule 144(c) under the Act are satisfied and the resale provisions of Rules 145(d)(1) and (2) under the Act are therefore available to me in the event I desire to transfer any LG&E Energy Securities issued to me in the Merger.

  By signing this letter, without limiting or abrogating my agreements set forth above, I do not admit that I am an "affiliate" of KU Energy within the meaning of the Act or the Rules and Regulations, and I do not waive any right I may have to object to any assertion that I am such an affiliate.

                                          Very truly yours,

                                          -------------------------------------
                                          Name:

Accepted this      day of
           , 199 , by

KU Energy Corporation

By: _________________________________
  Name: Michael R. Whitley
  Title:Chairman and Chief Executive
  Officer

LG&E Energy Corp.

By:  ________________________________
  Name: Roger W. Hale
  Title:Chairman and Chief Executive
  Officer

                                                EXHIBIT C-2 TO MERGER AGREEMENT

                     LG&E ENERGY CORP. AFFILIATE AGREEMENT

LG&E Energy Corp.
220 West Main Street
Louisville, Kentucky 40202

KU Energy Corporation
One Quality Street
Lexington, Kentucky 40507

Ladies and Gentlemen:

  I have been advised that as of the date hereof I may be deemed to be an "affiliate" of LG&E Energy Corp., a Kentucky corporation ("LG&E Energy"), as the term "affiliate" is (i) defined for purposes of paragraphs (c) and (d) of Rule 145 of the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and/or (ii) used in and for purposes of Accounting Series Releases 130 and 135, as amended, of the Commission. Pursuant to the terms of the Agreement and Plan of Merger dated as of May 20, 1997 (the "Agreement"), between LG&E Energy and KU Energy Corporation, a Kentucky corporation ("KU Energy"), KU Energy will be merged with and into LG&E Energy (the "Merger").

  As a result of the Merger, I may receive shares of Common Stock, without par value, of LG&E Energy ("LG&E Energy Common Stock") in exchange for shares owned by me of Common Stock, no par value, of KU Energy ("KU Energy Common Stock"). The LG&E Energy Common Stock together with the associated purchase rights (the "LG&E Energy Rights") received in exchange for shares of LG&E Energy Common Stock are referred to herein collectively as the "LG&E Energy Securities".

  I represent, warrant and covenant to LG&E Energy and KU Energy that in the event I receive any LG&E Energy Securities as a result of the Merger:

    A. I shall not make any sale, transfer or other disposition of the LG&E Energy Securities in violation of the Act or the Rules and Regulations.

    B. I have carefully read this letter and the Agreement and discussed its requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of LG&E Energy Securities, to the extent I felt necessary, with my counsel or counsel for LG&E Energy.

    C. I have been advised that the issuance of LG&E Energy Securities to me pursuant to the Merger has been registered with the Commission under the Act on a Registration Statement on Form S-4. However, I have also been advised that, because at the time the Merger was submitted for a vote of the stockholders of KU Energy, (a) I may be deemed to have been an affiliate of LG&E Energy and (b) the distribution by me of the LG&E Energy Securities has not been registered under the Act, I may not sell, transfer or otherwise dispose of LG&E Energy Securities issued to me in the Merger unless (i) such sale, transfer or other disposition has been registered under the Act, (ii) such sale, transfer or other disposition is made in conformity with the volume and other limitations of Rule 145 promulgated by the Commission under the Act, or (iii) in the opinion of counsel reasonably acceptable to LG&E Energy, such sale, transfer or other disposition is otherwise exempt from registration under the Act.

    D. I understand that, except as provided in the Agreement in Section 7.11, LG&E Energy is under no obligation to register the sale, transfer or other disposition of the LG&E Energy Securities by me or on my behalf under the Act or to take any other action necessary in order to make compliance with an exemption from such registration available.

    E. I also understand that stop transfer instructions will be given to LG&E Energy's transfer agents with respect to the LG&E Energy Securities and that there will be placed on the certificates for the LG&E Energy Securities issued to me, or any substitutions therefor, a legend stating in substance:

      "The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares represented by this certificate may only be transferred in accordance with the terms of an agreement dated
                , 199 between the registered holder hereof and LG&E Energy, a copy of which agreement is on file at the principal offices of LG&E Energy."

    F. I also understand that unless the transfer by me of my LG&E Energy Securities has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, LG&E Energy reserves the right to put the following legend on the certificates issued to my transferee:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933 and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933 and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933."

  It is understood and agreed that the legend set forth in paragraph E or F above, as the case may be, shall be removed by delivery of substitute certificates without such legend if the undersigned shall have delivered to LG&E Energy a copy of a letter from the staff of the Commission, or an opinion of counsel in form and substance reasonably satisfactory to LG&E Energy, to the effect that such legend is not required for purposes of the Act.

  I further represent to and covenant with LG&E Energy and KU Energy that I have not, within the 30 days prior to the Effective Time (as defined in the Agreement), sold, transferred or otherwise disposed of any shares of the capital stock of LG&E Energy or KU Energy held by me and that I will not sell, transfer or otherwise dispose of any shares of LG&E Energy Securities received by me in the Merger or other shares of the capital stock of LG&E Energy owned at the Effective Time until after such time as results covering at least 30 days of combined operations of KU Energy and LG&E Energy have been published by LG&E Energy, in the form of a quarterly earnings report, an effective registration statement filed with the Commission, a report to the Commission on Form 10-K, 10-Q, or 8-K, or any other public filing or announcement which includes the combined results of operations.

  By its acceptance hereof, LG&E Energy agrees, for a period of two years after the Effective Time (as defined in the Agreement), that it, as the surviving corporation, will file on a timely basis all reports required to be filed by it pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, so that the public information provisions of Rule 144(c) under the Act are satisfied and the resale provisions of Rules 145(d)(1) and (2) under the Act are therefore available to me in the event I desire to transfer any LG&E Energy Securities issued to me in the Merger.

  By signing this letter, without limiting or abrogating my agreements set forth above, I do not admit that I am an "affiliate" of KU Energy within the meaning of the Act or the Rules and Regulations, and I do not waive any right I may have to object to any assertion that I am such an affiliate.

                                          Very truly yours,

                                          -------------------------------------
                                          Name:

Accepted this      day of
    , 199 , by

LG&E Energy Corp.

By:  ________________________________
  Name: Roger W. Hale
  Title:Chairman and Chief
  Executive Officer

KU Energy Corporation

By: _________________________________
  Name: Michael R. Whitley
  Title:Chairman and Chief
  Executive Officer

                                                   EXHIBIT D TO MERGER AGREEMENT



                          FORM OF EMPLOYMENT AGREEMENT

                       FOR CHAIRMAN OF THE BOARD AND CEO

                               SEE ANNEX D TO THE

                        JOINT PROXY STATEMENT/PROSPECTUS

                                                   EXHIBIT E TO MERGER AGREEMENT



                          FORM OF EMPLOYMENT AGREEMENT

                        FOR VICE CHAIRMAN OF THE BOARD,

                               PRESIDENT AND COO

                               SEE ANNEX E TO THE

                        JOINT PROXY STATEMENT/PROSPECTUS

                                                   EXHIBIT F TO MERGER AGREEMENT



                               FORM OF BYLAWS OF

                               LG&E ENERGY CORP.

                               SEE ANNEX I TO THE

                        JOINT PROXY STATEMENT/PROSPECTUS

                                                                        ANNEX B

                   LG&E ENERGY CORP. STOCK OPTION AGREEMENT

  STOCK OPTION AGREEMENT, dated as of May 20, 1997 by and between KU Energy Corporation, a Kentucky corporation ("KU Energy"), and LG&E Energy Corp., a Kentucky corporation ("LG&E Energy").

  WHEREAS, concurrently with the execution and delivery of this Agreement, KU Energy and LG&E Energy are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, upon the terms and subject to the conditions thereof, for the merger of KU Energy with and into LG&E Energy (the "Merger"); and

  WHEREAS, as a condition to KU Energy's willingness to enter into the Merger Agreement, KU Energy has requested that LG&E Energy agree, and LG&E Energy has so agreed, to grant to KU Energy an option with respect to certain shares of LG&E Energy's common stock, on the terms and subject to the conditions set forth herein.

  NOW, THEREFORE, to induce KU Energy to enter into the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

  1. Grant of Option. LG&E Energy hereby grants KU Energy an irrevocable option (the "LG&E Energy Option") to purchase up to 13,230,490 shares, subject to adjustment as provided in Section 11 (such shares being referred to herein as the "LG&E Energy Shares") of common stock, without par value, of LG&E Energy (the "LG&E Energy Common Stock") (being 19.9% of the number of shares of LG&E Energy Common Stock outstanding on the date hereof), together with the associated purchase rights (the "LG&E Energy Rights"), issued pursuant to the LG&E Energy Rights Agreement referred to in Section 5.19 of the Merger Agreement (the "LG&E Energy Rights Agreement"), in the manner set forth below at a price (the "Exercise Price") per LG&E Energy Share of $24.45 (which is equal to the Fair Market Value (as defined below) of a LG&E Energy Share on the date hereof), payable at KU Energy's option, (a) in cash or (b) subject to the receipt of the approvals of any Governmental Authority required for LG&E Energy to acquire the KU Energy Shares (as defined below) from KU Energy, and for KU Energy to issue the KU Energy Shares to LG&E Energy, which approvals LG&E Energy and KU Energy shall use their respective best efforts to obtain, in shares of common stock, without par value, of KU Energy (the "KU Energy Shares"), in either case in accordance with Section 4 hereof. Notwithstanding the foregoing, in no event shall the number of LG&E Energy Shares for which the LG&E Energy Option is exercisable exceed 19.9% of the number of issued and outstanding shares of LG&E Energy Common Stock. As used herein, the "Fair Market Value" of any share shall be the average of the daily closing sales price for such share on the New York Stock Exchange (the "NYSE") during the 10 NYSE trading days prior to the fifth NYSE trading day preceding the date such Fair Market Value is to be determined. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Merger Agreement.

  2. Exercise of Option. The LG&E Energy Option may be exercised by KU Energy, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable by KU Energy under circumstances which could entitle KU Energy to termination fees under either Section 9.3(a) of the Merger Agreement (provided that the events specified in Section 9.3(a)(ii)(x) of the Merger Agreement shall have occurred, although the events specified in
Section 9.3.(a)(ii)(y) thereof need not have occurred) or Section 9.3(b) of the Merger Agreement (regardless of whether the Merger Agreement is actually terminated or whether there occurs a closing of any Business Combination involving a LG&E Energy Target Party or a closing by which a LG&E Energy Target Party becomes a subsidiary), any such event by which the Merger Agreement becomes so terminable by KU Energy being referred to herein as a "Trigger Event." LG&E Energy shall notify KU Energy promptly in writing of the occurrence of any Trigger Event, it being understood that the giving of such notice by LG&E Energy shall not be a condition to the right of KU Energy to exercise the LG&E Energy Option. In the event KU Energy wishes to exercise the LG&E Energy Option, KU Energy shall deliver to LG&E Energy a written notice (an "Exercise Notice") specifying the total number of LG&E Energy Shares it wishes to purchase. If at the time of issuance of any LG&E Energy Shares pursuant to an exercise of all or part of the LG&E Energy Option hereunder, LG&E Energy shall not have redeemed the LG&E Energy Rights, or shall have issued any similar securities, then each LG&E Energy Share issued pursuant to such exercise shall also represent LG&E Energy Rights or new rights with terms substantially the same as and at least as favorable to KU Energy as are provided under the LG&E Energy Rights Agreement or any similar agreement then in effect. Each closing of a purchase of LG&E Energy Shares (a "Closing") shall occur at a place, on a date and at a time designated by KU Energy in an Exercise Notice delivered at least two business days prior to the date of the Closing. The LG&E Energy Option shall terminate upon the earlier of: (i) the Effective Time; (ii) the termination of the Merger Agreement pursuant to Section 9.1 thereof (other than upon or during the continuance of a Trigger Event); or (iii) 180 days following any termination of the Merger Agreement upon or during the continuance of a Trigger Event (or if, at the expiration of such 180 day period the LG&E Energy Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, 10 business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than the third anniversary of the date hereof). Notwithstanding the foregoing, the LG&E Energy Option may not be exercised if KU Energy is in material breach of any of its material representations or warranties, or in material breach of any of its covenants or agreements, contained in this Agreement or in the Merger Agreement. Upon the giving by KU Energy to LG&E Energy of the Exercise Notice and the tender of the applicable aggregate Exercise Price, KU Energy shall be deemed to be the holder of record of the LG&E Energy Shares issuable upon such exercise, notwithstanding that the stock transfer books of LG&E Energy shall then be closed or that certificates representing such LG&E Energy Shares shall not then be actually delivered to KU Energy.

  3. Conditions to Closing. The obligation of LG&E Energy to issue the LG&E Energy Shares to KU Energy hereunder is subject to the conditions, which (other than the conditions described in clauses (i), (iii) and (iv) below) may be waived by LG&E Energy in its sole discretion, that (i) all waiting periods, if any, under the HSR Act, applicable to the issuance of the LG&E Energy Shares hereunder shall have expired or have been terminated; (ii) the LG&E Energy Shares, and any KU Energy Shares which are issued in payment of the Exercise Price, shall have been approved for listing on the NYSE upon official notice of issuance; (iii) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any federal, state or local administrative agency or commission or other federal state or local Governmental Authority, if any, required in connection with the issuance of the LG&E Energy Shares or the acquisition of such LG&E Energy Shares by KU Energy hereunder shall have been obtained or made, as the case may be, including, without limitation, the approval of, if applicable, the issuance of KU Energy Shares to LG&E Energy and the acquisition by LG&E Energy of the KU Energy Shares constituting the Exercise Price hereunder and approval of the SEC under the 1935 Act of the acquisition of the LG&E Energy Shares by KU Energy; and (iv) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect.

  4. Closing. At any Closing, (a) LG&E Energy will deliver to KU Energy or its designee a single certificate in definitive form representing the number of the LG&E Energy Shares designated by KU Energy in its Exercise Notice, such certificate to be registered in the name of KU Energy and to bear the legend set forth in Section 12 and (b) KU Energy will deliver to LG&E Energy the aggregate Exercise Price for the LG&E Energy Shares so designated and being purchased by (i) wire transfer of immediately available funds or certified check or bank check or (ii) subject to the condition in Section 1(b), a certificate or certificates representing the number of KU Energy Shares being issued by KU Energy in consideration thereof, as the case may be. For the purposes of this Agreement, the number of KU Energy Shares to be delivered to LG&E Energy shall be equal to the quotient obtained by dividing (i) the product of (x) the number of LG&E Energy Shares with respect to which the LG&E Energy Option is being exercised and (y) the Exercise Price by (ii) the Fair Market Value of the KU Energy Shares on the date immediately preceding the date the Exercise Notice is delivered to LG&E Energy.

LG&E Energy shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4 in the name of KU Energy or such of its designees as shall have obtained appropriate regulatory approval.

  5. Representations and Warranties of LG&E Energy. LG&E Energy represents and warrants to KU Energy that (a) LG&E Energy is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by LG&E Energy and the consummation by LG&E Energy of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of LG&E Energy and no other corporate proceedings on the part of LG&E Energy are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) LG&E Energy has taken all necessary corporate or other action (including the approval of the Board of Directors of LG&E Energy) to render inapplicable to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, the provisions of the BCA referred to in Section 5.15 of the Merger Agreement and the LG&E Energy Rights Agreement, (d) this Agreement has been duly executed and delivered by LG&E Energy, constitutes a valid and binding obligation of LG&E Energy and, assuming this Agreement constitutes a valid and binding obligation of KU Energy, is enforceable against LG&E Energy in accordance with its terms, (e) LG&E Energy has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the LG&E Energy Option in accordance with its terms, and at all times from the date hereof through the expiration of the LG&E Energy Option will have reserved, 13,230,490 authorized and unissued LG&E Energy Shares, such amount being subject to adjustment as provided in Section 11, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, (f) upon delivery of the LG&E Energy Shares to KU Energy upon the exercise of the LG&E Energy Option in accordance with its terms, KU Energy will acquire the LG&E Energy Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (g) except as described in
Section 5.4(b) or (c) of the Merger Agreement and subject to the satisfaction of the conditions set forth in Section 3 hereof, the execution and delivery of this Agreement by LG&E Energy does not, and the consummation by LG&E Energy of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") of LG&E Energy or any of its subsidiaries, pursuant to, (A) any provision of the Amended and Restated Articles of Incorporation or bylaws of LG&E Energy,
(B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, LG&E Energy benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to LG&E Energy or its properties or assets, which Violation, in the case of each of clauses (B) and
(C), could reasonably be expected to have a material adverse effect on LG&E Energy and its subsidiaries taken as a whole, (h) except as described in
Section 5.4(c) of the Merger Agreement or Section 1(b) or Section 3 hereof, the execution and delivery of this Agreement by LG&E Energy does not, and the performance of this Agreement by LG&E Energy will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, (i) none of LG&E Energy, any of its affiliates or anyone acting on its or their behalf has issued, sold or offered any security of LG&E Energy to any person under circumstances that would cause the issuance and sale of the LG&E Energy Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act as in effect on the date hereof and, assuming the representations of KU Energy contained in
Section 6(h) hereof are true and correct, the issuance, sale and delivery of the LG&E Energy Shares hereunder would be exempt from the registration and prospectus delivery requirements of the Securities Act, as in effect on the date hereof (and LG&E Energy shall not take any action which would cause the issuance, sale and delivery of the LG&E Energy Shares hereunder not to be exempt from such requirements), and (j) any KU Energy Shares acquired pursuant to this Agreement will be acquired for LG&E Energy's own account, for investment purposes only and will not be acquired by LG&E Energy with a view to the public distribution thereof in violation of any applicable provision of the Securities Act.

  6. Representations and Warranties of KU Energy. KU Energy represents and warrants to LG&E Energy that (a) KU Energy is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by KU Energy and the consummation by KU Energy of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of KU Energy and no other corporate proceedings on the part of KU Energy are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by KU Energy and constitutes a valid and binding obligation of KU Energy, and, assuming this Agreement constitutes a valid and binding obligation of LG&E Energy, is enforceable against KU Energy in accordance with its terms, (d) prior to any delivery of KU Energy Shares in consideration of the purchase of LG&E Energy Shares pursuant hereto, KU Energy will have taken all necessary corporate action to authorize for issuance and to permit it to issue such KU Energy Shares all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and to render inapplicable to the receipt by LG&E Energy of the KU Energy Shares the provisions of the BCA referred to in Section 4.15 of the Merger Agreement and the KU Energy Rights Agreement referred to in Section 4.19 of the Merger Agreement, (e) upon any delivery of such KU Energy Shares to LG&E Energy in consideration of the purchase of LG&E Energy Shares pursuant hereto, LG&E Energy will acquire the KU Energy Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (f) except as described in
Section 4.4(b) of the Merger Agreement and subject to the satisfaction of the conditions set forth in Section 3 hereof, the execution and delivery of this Agreement by KU Energy does not, and the consummation by KU Energy of the transactions contemplated hereby will not, violate, conflict with, or result in the breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in any Violation by KU Energy or any of its subsidiaries, pursuant to (A) any provision of the Restated Articles of Incorporation or bylaws of KU Energy, (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, KU Energy benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to KU Energy or its properties or assets, which Violation, in the case of each of clauses (B) and (C), would have a material adverse effect on KU Energy and its subsidiaries taken as a whole, (g) except as described in Section 4.4(c) of the Merger Agreement or
Section 1(b) or Section 3 hereof, the execution and delivery of this Agreement by KU Energy does not, and the consummation by KU Energy of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority and
(h) any LG&E Energy Shares acquired upon exercise of the LG&E Energy Option will be acquired for KU Energy's own account, for investment purposes only and will not be, and the LG&E Energy Option is not being, acquired by KU Energy with a view to the public distribution thereof in violation of any applicable provision of the Securities Act.

  7. Certain Repurchases.

    (a) KU Energy Put. At the request of KU Energy by written notice at any time during which the LG&E Energy Option is exercisable pursuant to Section 2 (the "Repurchase Period"), LG&E Energy (or any successor entity thereof) shall repurchase from KU Energy all or any portion of the LG&E Energy Option, at the price set forth in subparagraph (i) below, or, at the request of KU Energy by written notice at any time prior to May 20, 1999 (provided that such date shall be extended to November 20, 1999 under the circumstances where the date after which either party may terminate the Merger Agreement pursuant to Section 9.1(b) of the Merger Agreement has been extended to November 20, 1999), LG&E Energy (or any successor entity thereof) shall repurchase from KU Energy all or any portion of the LG&E Energy Shares purchased by KU Energy pursuant to the LG&E Energy Option, at the price set forth in subparagraph (ii) below:

      (i) the difference between (x) the "Market/Offer Price" for shares of LG&E Energy Common Stock as of the date KU Energy gives notice of its intent to exercise its rights under this Section 7

    (defined as the higher of (A) the price per share offered as of such date pursuant to any tender or exchange offer or other offer with respect to a Business Combination which was made prior to such date and not terminated or withdrawn as of such date (the "Offer Price") and (B) the Fair Market Value of LG&E Energy Common Stock as of such date (the "Market Price")) and the (y) Exercise Price, multiplied by the number of LG&E Energy Shares purchasable pursuant to the LG&E Energy Option (or portion thereof with respect to which KU Energy is exercising its rights under this Section 7), but only if the Market/Offer Price is greater than the Exercise Price;

      (ii) the product of (x) the sum of (A) the Exercise Price paid by KU Energy per LG&E Energy Share acquired pursuant to the LG&E Energy Option and (B) the difference between the Market/Offer Price and the Exercise Price, but only if the Market/Offer Price is greater than the Exercise Price, and (y) the number of LG&E Energy Shares so to be repurchased pursuant to this Section 7. For purposes of this clause
    (ii), the Offer Price shall be the highest price per share offered pursuant to a tender or exchange offer or other Business Combination offer during the Repurchase Period prior to the delivery by KU Energy of a notice of repurchase.

    (b) Redelivery of KU Energy Shares. If KU Energy elected to purchase LG&E Energy Shares pursuant to the exercise of the LG&E Energy Option by the issuance and delivery of KU Energy Shares, then LG&E Energy shall, if so requested by KU Energy, in fulfillment of its obligation pursuant to clause
  (A) of Section 7(a)(ii)(x) (that is, with respect to the Exercise Price only and without limitation to its obligation to pay additional consideration under clause (B) of Section 7(a)(ii)(x)), redeliver the certificate for such KU Energy Shares to KU Energy, free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever; provided, however, that if less than all of the LG&E Energy Shares purchased by KU Energy pursuant to the LG&E Energy Option are to be repurchased pursuant to this Section 7, then KU Energy shall issue to LG&E Energy a new certificate representing those KU Energy Shares which are not due to be redelivered to KU Energy pursuant to this Section 7 as they constituted payment of the Exercise Price for the LG&E Energy Shares not being repurchased.

    (c) Payment and Redelivery of LG&E Energy Option or Shares. In the event KU Energy exercises its rights under this Section 7, LG&E Energy shall, within 10 business days thereafter, pay the required amount to KU Energy in immediately available funds and KU Energy shall surrender to LG&E Energy the LG&E Energy Option or the certificates evidencing the LG&E Energy Shares purchased by KU Energy pursuant thereto, and KU Energy shall warrant that it owns the LG&E Energy Option or such shares and that the LG&E Energy Option or such shares are then free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

    (d) KU Energy Call. If KU Energy has elected to purchase LG&E Energy Shares pursuant to the exercise of LG&E Energy Option by the issuance and delivery of KU Energy Shares, notwithstanding that KU Energy may no longer hold any such LG&E Energy Shares or that KU Energy elects not to exercise its other rights under this Section 7, KU Energy may require, at any time or from time to time prior to May 20, 1999 (provided that such date shall be extended to November 20, 1999 under the circumstances where the date after which either party may terminate the Merger Agreement pursuant to
  Section 9.1(b) of the Merger Agreement has been extended to November 20,
  1999), LG&E Energy sell to KU Energy any such KU Energy Shares at the price attributed to such KU Energy Shares pursuant to Section 4 plus interest at the rate to 7% per annum on such amount from the Closing Date relating to the exchange of such KU Energy Shares pursuant to Section 4 to the closing date under this Section 7(d) less any dividends on such KU Energy Shares paid during such period or declared and payable to stockholders of record on a date during such period.

  8. Voting of Shares. Following the date hereof and prior to the fifth anniversary of the date hereof (the "Expiration Date"), each party shall vote any shares of capital stock of the other party acquired by such party pursuant to this Agreement, including any KU Energy Shares issued pursuant to Section 1(b) ("Restricted Shares") or otherwise beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities

Exchange Act of 1934, as amended the ("Exchange Act")) by such party on each matter submitted to a vote of shareholders of such other party for and against such matter in the same proportion as the vote of all other shareholders of such other party are voted (whether by proxy or otherwise) for and against such matter.

  9. Restrictions on Transfer.

     (a) Restrictions on Transfer. Prior to the Expiration Date, neither party shall, directly or indirectly, by operation of law or otherwise, sell, assign, pledge, or otherwise dispose of or transfer any Restricted Shares beneficially owned by such party, other than (i) pursuant to Section 7, or
   (ii) in accordance with Section 9(b) or Section 10.

     (b) Permitted Sales. Following the termination of the Merger Agreement, a party shall be permitted to sell any Restricted Shares beneficially owned by it if such sale is made pursuant to a tender or exchange offer that has been approved or recommended, or otherwise determined to be fair to and in the best interests of the shareholders of the other party, by a majority of the members of the Board of Directors of such other party, which majority shall include a majority of directors who were directors prior to the announcement of such tender or exchange offer.

  10. Registration Rights. Following the termination of the Merger Agreement, each party hereto (a "Designated Holder") may by written notice (the "Registration Notice") to the other party (the "Registrant") request the Registrant to register under the Securities Act all or any part of the Restricted Shares beneficially owned by such Designated Holder (the "Registrable Securities") pursuant to a bona fide firm commitment underwritten public offering in which the Designated Holder and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use their best efforts to prevent any person (including any Group (as used in Rule 13d-5 under the Exchange Act)) and its affiliates from purchasing through such offering Restricted Shares representing more than 1% of the outstanding shares of common stock of the Registrant on a fully diluted basis (a "Permitted Offering"). The Registration Notice shall include a certificate executed by the Designated Holder and its proposed managing underwriter, which underwriter shall be an investment banking firm of nationally recognized standing (the "Manager"), stating that (i) they have a good faith intention to commence promptly a Permitted Offering and (ii) the Manager in good faith believes that, based on the then prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the then Fair Market Value of such shares. The Registrant (and/or any person designated by the Registrant) shall thereupon have the option exercisable by written notice delivered to the Designated Holder within 10 business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities proposed to be so sold for cash at a price (the "Option Price") equal to the product of (i) the number of Registrable Securities to be so purchased by the Registrant and (ii) the then Fair Market Value of such shares. Any such purchase of Registrable Securities by the Registrant (or its designee) hereunder shall take place at a closing to be held at the principal executive offices of the Registrant or at the offices of its counsel at any reasonable date and time designated by the Registrant and/or such designee in such notice within 20 business days after delivery of such notice. Any payment for the shares to be purchased shall be made by delivery at the time of such closing of the Option Price in immediately available funds.

  If the Registrant does not elect to exercise its option pursuant to this
Section 10 with respect to all Registrable Securities, it shall use its best efforts to effect, as promptly as practicable, the registration under the Securities Act of the unpurchased Registrable Securities proposed to be so sold; provided, however, that (i) neither party shall be entitled to more than an aggregate of two effective registration statements hereunder and (ii) the Registrant will not be required to file any such registration statement during any period of time (not to exceed 40 days after such request in the case of clause (A) below or 90 days in the case of clauses (B) and (C) below) when (A) the Registrant is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the opinion of counsel to the Registrant, such information would have to be disclosed if a registration statement were filed at that time; (B) the Registrant is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) the Registrant determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Registrant or any of its affiliates. The Registrant shall use its reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 10 to be qualified for sale under the securities or Blue-Sky laws of such jurisdictions as the Designated Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that the Registrant shall not be required to qualify to do business in, or to consent to general service of process in, any jurisdiction by reason of this provision.

  The registration rights set forth in this Section 10 are subject to the condition that the Designated Holder shall provide the Registrant with such information with respect to such holder's Registrable Securities, the plans for the distribution thereof, and such other information with respect to such holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

  A registration effected under this Section 10 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and the expenses of counsel to the Designated Holder, and the Registrant shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings as such underwriters may reasonably require. In connection with any such registration, the parties agree (i) to indemnify each other and the underwriters in the customary manner, (ii) to enter into an underwriting agreement in form and substance customary for transactions of such type with the Manager and the other underwriters participating in such offering and (iii) to take all further actions which shall be reasonably necessary to effect such registration and sale (including, if the Manager deems it necessary, participating in road-show presentations).

  The Registrant shall be entitled to include (at its expense) additional shares of its common stock in a registration effected pursuant to this Section 10 only if and to the extent the Manager determines that such inclusion will not adversely affect the prospects for success of such offering.

  11. Adjustment Upon Changes in Capitalization. Without limitation to any restriction on LG&E Energy contained in this Agreement or in the Merger Agreement, in the event of any change in LG&E Energy Common Stock by reason of stock dividends, splitups, mergers (other than the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the LG&E Energy Option, and the purchase price per share provided in Section 1, shall be adjusted appropriately to restore to KU Energy its rights hereunder, including the right to purchase from LG&E Energy (or its successors) shares of LG&E Energy Common Stock representing 19.9% of the outstanding LG&E Energy Common Stock for the aggregate Exercise Price calculated as of the date of this Agreement as provided in Section 1.

  12. Restrictive Legends. Each certificate representing shares of LG&E Energy Common Stock issued to KU Energy hereunder, and KU Energy Shares, if any, delivered to LG&E Energy at a Closing, shall include a legend in substantially the following form:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF MAY 20, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

  It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if KU Energy or LG&E Energy, as the case may be, shall have delivered to the other party a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance satisfactory to the other party, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and in circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law, Certificates representing shares sold in a registered public offering pursuant to Section 10 shall not be required to bear the legend forth in this Section 12.

  13. Binding Effect; No Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any Restricted Shares sold by a party in compliance with the provisions of Section 10 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement; unless and until such party shall repurchase or otherwise become the beneficial owner of such shares, and any transferee of such shares shall not be entitled to the registration rights of such party.

  14. Specific Performance. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action should be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is adequate remedy at law.

  15. Entire Agreement. This Agreement, the Confidentiality Agreement and the Merger Agreement (including the exhibits and schedules thereto) constitute the entire agreement among the parties with respect to the subject matter, hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof.

  16. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

  17. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. If for any reason any such court or regulatory agency determines that KU Energy is not permitted to acquire, or LG&E Energy is not permitted to repurchase pursuant to Section 7, the full number of shares of LG&E Energy Common Stock provided in Section 1 hereof (as the same may be adjusted), it is the express intention of LG&E Energy to allow KU Energy to acquire or to require LG&E Energy to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

  18. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally, or (ii) sent by reputable overnight courier service, or (iii) telecopied (which is confirmed), or (iv) five days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

    A.If to KU Energy Corporation, to:

      KU Energy Corporation
      One Quality Street
      Lexington, Kentucky 40507
      Attention: O.M. Goodlett
      Telephone:    (606) 367-1104
      Telecopy:     (606) 367-1199

      and a copy to:

      Jones, Day, Reavis & Pogue
      77 West Wacker Drive
      Chicago, Illinois 60601-1692
      Attention: Robert A. Yolles, Esq.
      Telephone:    (312) 269-4145
      Telecopy:     (312) 782-8585

    B.If to LG&E Energy Corp., to:

      LG&E Energy Corp.
      220 West Main Street
      Louisville, Kentucky 40202
      Attention: Victor A. Staffieri
      Telephone:    (502) 627-3912
      Telecopy:     (502) 627-2155

      with copies to:

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
      Attention: Richard I. Beattie, Esq.
      Telephone:    (212) 455-2635
      Telecopy:     (212) 455-2502

      and

      Gardner, Carton & Douglas
      Quaker Tower
      321 North Clark Street, Suite 3400
      Chicago, Illinois 60610-4795
      Attention: Peter D. Clarke, Esq.
      Telephone:    (312) 245-8685
      Telecopy:     (312) 644-3381

  19. Governing Law; Choice of Forum. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky applicable to agreements made and to be performed entirely within such Commonwealth and without regard to its choice of law principles. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Commonwealth of Kentucky or any Kentucky state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the Commonwealth of Kentucky or a Kentucky state court.

  20. Interpretation. When a reference is made in this Agreement to a Section such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

  21. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which, taken together, shall constitute one and the same instrument.

  22. Expenses. Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

  23. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

  24. Extension of Time Periods. The time periods for exercise of certain rights under Sections 2, 6 and 7 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid any liability under Section 16(b) of the Exchange Act by reason of such exercise.

  25. Replacement of LG&E Energy Option. Upon receipt by LG&E Energy of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, LG&E Energy will execute and deliver a new Agreement of like tenor and date.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                          LG&E Energy Corp.

                                             /s/ Roger W. Hale
                                          By: _________________________________
                                          Name: Roger W. Hale
                                          Title: Chairman, President and Chief
                                              Executive Officer

                                          KU Energy Corporation

                                             /s/ Michael R. Whitley
                                          By: _________________________________
                                          Name: Michael R. Whitley
                                          Title: Chairman, President and Chief
                                              Executive Officer

                                                                        ANNEX C

                 KU ENERGY CORPORATION STOCK OPTION AGREEMENT

  STOCK OPTION AGREEMENT, dated as of May 20, 1997 by and between KU Energy Corporation, a Kentucky corporation ("KU Energy"), and LG&E Energy Corp., a Kentucky corporation ("LG&E Energy").

  WHEREAS, concurrently with the execution and delivery of this Agreement, KU Energy and LG&E Energy are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides, among other things, upon the terms and subject to the conditions thereof, for the merger of KU Energy with and into LG&E Energy (the "Merger"); and

  WHEREAS, as a condition to LG&E Energy's willingness to enter into the Merger Agreement, LG&E Energy has requested that KU Energy agree, and KU Energy has so agreed, to grant to LG&E Energy an option with respect to certain shares of KU Energy's common stock, on the terms and subject to the conditions set forth herein.

  NOW, THEREFORE, to induce LG&E Energy to enter into the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:

  1. Grant of Option. KU Energy hereby grants LG&E Energy an irrevocable option (the "KU Energy Option") to purchase up to 7,525,757 shares, subject to adjustment as provided in Section 11 (such shares being referred to herein as the "KU Energy Shares") of common stock, without par value, of KU Energy (the "KU Energy Common Stock") (being 19.9% of the number of shares of KU Energy Common Stock outstanding on the date hereof), together with the associated purchase rights (the "KU Energy Rights"), issued pursuant to the KU Energy Rights Agreement referred to in Section 4.19 of the Merger Agreement (the "KU Energy Rights Agreement") in the manner set forth below at a price (the "Exercise Price") per KU Energy share of $40.8315 (which is equal to the product of (x) the Fair Market Value (as defined below) of a share of common stock, without par value, of LG&E Energy (such shares being referred to herein as the "LG&E Energy Shares") on the date hereof and (y) the Exchange Ratio), payable, at LG&E Energy's option, (a) in cash or (b) subject to the receipt of approvals of any Governmental Authority required for KU Energy to acquire LG&E Energy Shares from LG&E Energy, and for LG&E Energy to issue the LG&E Energy Shares to KU Energy, which approvals KU Energy and LG&E Energy shall use their respective best efforts to obtain, in LG&E Energy Shares, in either case in accordance with Section 4 hereof. Notwithstanding the foregoing, in no event shall the number of KU Energy Shares for which the KU Energy Option is exercisable exceed 19.9% of the number of issued and outstanding shares of KU Energy Common Stock. As used herein, the "Fair Market Value" of any share shall be the average of the daily closing sales price for such share on the New York Stock Exchange (the "NYSE") during the 10 NYSE trading days prior to the fifth NYSE trading day preceding the date such Fair Market Value is to be determined. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Merger Agreement.

  2. Exercise of Option. The KU Energy option may be exercised by LG&E Energy, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable by LG&E Energy under circumstances which could entitle LG&E Energy to termination fees under either Section 9.3(a) of the Merger Agreement (provided that the events specified in Section 9.3(a)(ii)(x) of the Merger Agreement shall have occurred, although the events specified in
Section 9.3(a)(ii)(y) thereof need not have occurred) or Section 9.3(b) of the Merger Agreement (regardless of whether the Merger Agreement is actually terminated or whether there occurs a closing of any Business Combination involving a KU Energy Target Party or a closing by which a KU Energy Target Party becomes a subsidiary), any such event by which the Merger Agreement becomes so terminable by LG&E Energy being referred to herein as a "Trigger Event." KU Energy shall notify LG&E Energy promptly in writing of the occurrence of any Trigger Event, it being understood that the giving of such notice by KU Energy shall not be a condition to the right of LG&E Energy to exercise the KU Energy Option.

In the event LG&E Energy wishes to exercise the KU Energy Option, LG&E Energy shall deliver to KU Energy a written notice (an "Exercise Notice") specifying the total number of KU Energy Shares it wishes to purchase. If at the time of issuance of any KU Energy Shares pursuant to an exercise of all or part of the KU Energy Option hereunder, KU Energy shall not have redeemed the KU Energy Rights, or shall have issued any similar securities, then each KU Energy Share issued pursuant to such exercise shall also represent KU Energy Rights or new rights with terms substantially the same as and at least as favorable to LG&E Energy as are provided under the KU Energy Rights Agreement or any similar agreement then in effect. Each closing of a purchase of KU Energy Shares (a "Closing") shall occur at a place, on a date and at a time designated by LG&E Energy in an Exercise Notice delivered at least two business days prior to the date of the Closing. The KU Energy Option shall terminate upon the earlier of:
(i) the Effective Time; (ii) the termination of the Merger Agreement pursuant to Section 9.1 thereof (other than upon or during the continuance of a Trigger Event); or (iii) 180 days following any termination of the Merger Agreement upon or during the continuance of a Trigger Event (or if, at the expiration of such 180 day period the KU Energy Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, 10 business days after such impediment to exercise shall have been removed or shall have become final and not subject to appeal, but in no event under this clause (iii) later than the third anniversary of the date hereof). Notwithstanding the foregoing, the KU Energy Option may not be exercised if LG&E Energy is in material breach of any of its material representations or warranties, or in material breach of any of its covenants or agreements, contained in this Agreement or in the Merger Agreement. Upon the giving by LG&E Energy to KU Energy of the Exercise Notice and the tender of the applicable aggregate Exercise Price, LG&E Energy shall be deemed to be the holder of record of the KU Energy Shares issuable upon such exercise, notwithstanding that the stock transfer books of KU Energy shall then be closed or that certificates representing such KU Energy Shares shall not then be actually delivered to LG&E Energy.

  3. Conditions to Closing. The obligation of KU Energy to issue the KU Energy Shares to LG&E Energy hereunder is subject to the conditions, which (other than the conditions described in clauses (i), (iii) and (iv) below) may be waived by KU Energy in its sole discretion, that (i) all waiting periods, if any, under the HSR Act, applicable to the issuance of the KU Energy Shares hereunder shall have expired or have been terminated; (ii) the KU Energy Shares, and any LG&E Energy Shares which are issued in payment of the Exercise Price, shall have been approved for listing on the NYSE upon official notice of issuance; (iii) all consents, approvals, orders or authorizations of or registrations, declarations or filings with, any federal, state or local administrative agency or commission or other federal state or local Governmental Authority, if any, required in connection with the issuance of the KU Energy Shares or the acquisition of such KU Energy Shares by LG&E Energy hereunder shall have been obtained or made, as the case may be, including, without limitation, the approval of, if applicable, the issuance of the LG&E Energy Shares to KU Energy and the acquisition by KU Energy of the LG&E Energy shares constituting the Exercise Price hereunder, and approval of the SEC under the 1935 Act of the acquisition of the KU Energy Shares by LG&E Energy; and (iv) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect.

  4. Closing. At any Closing, (a) KU Energy will deliver to LG&E Energy or its designee a single certificate in definitive form representing the number of KU Energy Shares designated by LG&E Energy in its Exercise Notice, such certificate to be registered in the name of LG&E Energy and to bear the legend set forth in Section 12 and (b) LG&E Energy will deliver to KU Energy the aggregate Exercise Price for the KU Energy Shares so designated and being purchased by (i) wire transfer of immediately available funds or certified check or bank check or (ii) subject to the condition in Section 1(b), a certificate or certificates representing the number of LG&E Energy Shares being issued by LG&E Energy in consideration thereof, as the case may be. For the purposes of this Agreement, the number of LG&E Energy Shares to be delivered to KU Energy shall be equal to the quotient obtained by dividing (i) the product of (x) the number of KU Energy Shares with respect to which the KU Energy Option is being exercised and (y) the Exercise Price by (ii) the Fair Market Value of the LG&E Energy Shares of the date immediately preceding the date the Exercise Notice is delivered to KU Energy. KU Energy shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issue and delivery of stock certificates under this Section 4 in the name of LG&E Energy or such designee of LG&E Energy as shall have obtained appropriate regulatory approval.

  5. Representations and Warranties of KU Energy. KU Energy represents and warrants to LG&E Energy that (a) KU Energy is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by KU Energy and the consummation by KU Energy of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of KU Energy and no other corporate proceedings on the part of KU Energy are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) KU Energy has taken all necessary corporate or other action (including the approval of the Board of Directors of KU Energy) to render inapplicable to this Agreement and the Merger Agreement and the transactions contemplated hereby and thereby, the provisions of the BCA referred to in Section 4.15 of the Merger Agreement and the KU Energy Rights Agreement, (d) this Agreement has been duly executed and delivered by KU Energy, constitutes a valid and binding obligation of KU Energy and, assuming this Agreement constitutes a valid and binding obligation of LG&E Energy, is enforceable against KU Energy in accordance with its terms,
(e) KU Energy has taken all necessary corporate action to authorize and reserve for issuance and to permit it to issue, upon exercise of the KU Energy Option in accordance with its terms, and at all times from the date hereof through the expiration of the KU Energy Option will have reserved, 7,525,757 authorized and unissued KU Energy Shares, such amount being subject to adjustment as provided in Section 11, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, (f) upon delivery of the KU Energy Shares to LG&E Energy upon the exercise of the KU Energy Option in accordance with its terms, LG&E Energy will acquire the KU Energy shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (g) except as described in Section 4.4(b) or (c) of the Merger Agreement and subject to the satisfaction of the conditions set forth in Section 3 hereof, the execution and delivery of this Agreement by KU Energy does not, and the consummation by KU Energy of the transactions contemplated hereby will not, violate, conflict with, or result in a breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination, cancellation, or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "Violation") of KU Energy or any of its subsidiaries, pursuant to, (A) any provision of the Amended and Restated Articles of Incorporation or bylaws of KU Energy, (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, KU Energy benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license or (C) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to KU Energy or its properties or assets, which Violation, in the case of each of clauses (B) and (C), could reasonably be expected to have a material adverse effect on KU Energy and its subsidiaries taken as a whole, (h) except as described in Section 4.4(c) of the Merger Agreement or Section 1(b) or Section 3 hereof, the execution and delivery of this Agreement by KU Energy does not, and the performance of this Agreement by KU Energy will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority,
(i) none of KU Energy, any of its affiliates or anyone acting on its or their behalf has issued, sold or offered any security of KU Energy to any person under circumstances that would cause the issuance and sale of the KU Energy Shares, as contemplated by this Agreement, to be subject to the registration requirements of the Securities Act as in effect on the date hereof and, assuming the representations of LG&E Energy contained in Section 6(h) hereof are true and correct, the issuance, sale and delivery of the KU Energy Shares hereunder would be exempt from the registration and prospectus delivery requirements of the Securities Act, as in effect on the date hereof (and KU Energy shall not take any action which would cause the issuance, sale and delivery of the KU Energy Shares hereunder not to be exempt from such requirements), and (j) any LG&E Energy Shares acquired pursuant to this Agreement will be acquired for KU Energy's own account, for investment purposes only and will not be acquired by KU Energy with a view to the public distribution thereof in violation of any applicable provision of the Securities Act.

  6. Representations and Warranties of LG&E Energy. LG&E Energy represents and warrants to KU Energy that (a) LG&E Energy is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by LG&E Energy and the consummation by LG&E Energy of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of LG&E Energy and no other corporate proceedings on the part of LG&E Energy are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by LG&E Energy and constitutes a valid and binding obligation of LG&E Energy, and, assuming this Agreement constitutes a valid and binding obligation of KU Energy, is enforceable against LG&E Energy in accordance with its terms, (d) prior to any delivery of LG&E Energy Shares in consideration of the purchase of KU Energy Shares pursuant hereto, LG&E Energy will have taken all necessary corporate action to authorize for issuance and to permit it to issue such LG&E Energy Shares all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and to render inapplicable to the receipt by KU Energy of the LG&E Energy Shares the provisions of the BCA referred to in Section 5.15 of the Merger Agreement and the LG&E Energy Rights Agreement referred to in Section 5.19 of the Merger Agreement, (e) upon any delivery of such LG&E Energy Shares to KU Energy in consideration of the purchase of KU Energy Shares pursuant hereto, KU Energy will acquire the LG&E Energy Shares free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever, (f) except as described in
Section 5.4(b) of the Merger Agreement and subject to the satisfaction of the conditions set forth in Section 3 hereof, the execution and delivery of this Agreement by LG&E Energy does not, and the consummation by LG&E Energy of the transactions contemplated hereby will not, violate, conflict with, or result in the breach of any provision of, or constitute a default (with or without notice or lapse of time, or both) under, or result in any Violation by LG&E Energy or any of its subsidiaries, pursuant to (A) any provision of the Articles of Incorporation or bylaws of LG&E Energy (B) any provisions of any loan or credit agreement, note, mortgage, indenture, lease, LG&E Energy benefit plan or other agreement, obligation, instrument, permit, concession franchise, license or (C) any judgment order, decree, statute, law, ordinance, rule or regulation applicable to LG&E Energy or its properties or assets which Violation, in the case of each of clauses (B) and (C), would have a material adverse effect on LG&E Energy and its subsidiaries taken as a whole, (g) except as described in Section 5.4(c) of the Merger Agreement or Section 1(b) or Section 3 hereof the execution and delivery of this Agreement by LG&E Energy does not, and the consummation by LG&E Energy of the transactions contemplated hereby will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority and
(h) any KU Energy Shares acquired upon exercise of the KU Energy Option will be acquired for LG&E Energy's own account, for investment purposes only and will not be, and the KU Energy Option is not being, acquired by LG&E Energy with a view to the public distribution thereof in violation of any applicable provision of the Securities Act.

  7. Certain Repurchases.

    (a) LG&E Energy Put. At the request of LG&E Energy by written notice at any time during which the KU Energy Option is exercisable pursuant to
  Section 2 (the "Repurchase Period"), KU Energy (or any successor entity thereof) shall repurchase from LG&E Energy all or any portion of the KU Energy Option, at the price set forth in subparagraph (i) below, or, at the request of LG&E Energy by written notice at any time prior to May 20, 1999 (provided that such date shall be extended to November 20, 1999 under the circumstances where the date after which either party may terminate the Merger Agreement pursuant to Section 9.1(b) of the Merger Agreement has been extended to November 20, 1999), KU Energy (or any successor entity thereof) shall repurchase from LG&E Energy all or any portion of the KU Energy Shares purchased by LG&E Energy pursuant to the KU Energy Option, at the price set forth in subparagraph (ii) below:

      (i) the difference between (x) the "Market/Offer Price" for shares of KU Energy Common Stock as of the date LG&E Energy gives notice of its intent to exercise its rights under this Section 7 (defined as the higher of (A) the price per share offered as of such date pursuant to any tender or exchange offer or other offer with respect to a Business Combination which was made prior to such date and not terminated or withdrawn as of such date (the "Offer Price") and (B) the Fair Market Value of KU Energy Common Stock as of such date (the "Market Price")) and the (y) Exercise Price, multiplied by the number of KU Energy Shares purchasable pursuant to the KU Energy Option (or portion thereof with respect to which LG&E Energy is exercising its rights under this
    Section 7), but only if the Market/Offer Price is greater than the Exercise Price;

      (ii) the product of (x) the sum of (A) the Exercise Price paid by LG&E Energy per KU Energy Share acquired pursuant to the KU Energy Option and (B) the difference between the Market/Offer Price and the Exercise Price, but only if the Market/Offer Price is greater than the Exercise Price, and (y) the number of KU Energy Shares so to be repurchased pursuant to this Section 7. For purposes of this clause
    (ii), the Offer Price shall be the highest price per share offered pursuant to a tender or exchange offer or other Business Combination offer during the Repurchase Period prior to the delivery by LG&E Energy of a notice of repurchase.

    (b) Redelivery of LG&E Energy Shares. If LG&E Energy elected to purchase KU Energy Shares pursuant to the exercise of the KU Energy Option by the issuance and delivery of LG&E Energy Shares, then KU Energy shall, if so requested by LG&E Energy, in fulfillment of its obligation pursuant to clause (A) of Section 7(a)(ii)(x) (that is, with respect to the Exercise Price only and without limitation to its obligation to pay additional consideration under clause (B) of Section 7(a)(ii)(x)), redeliver the certificate for such LG&E Energy Shares to LG&E Energy free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever, provided, however, that if less than all of the KU Energy Shares purchased by LG&E Energy pursuant to the KU Energy Option are to be repurchased pursuant to this Section 7, then LG&E Energy shall issue to KU Energy a new certificate representing those LG&E Energy Shares which are not due to be redelivered to LG&E Energy pursuant to this Section 7 as they constituted payment of the Exercise Price for the KU Energy Shares not being repurchased.

    (c) Payment and Redelivery of KU Energy Option or Shares. In the event LG&E Energy exercises its rights under this Section 7, KU Energy shall, within 10 business days thereafter, pay the required amount to LG&E Energy in immediately available funds and LG&E Energy shall surrender to KU Energy the KU Energy Option or the certificates evidencing the KU Energy Shares purchased by LG&E Energy pursuant thereto, and LG&E Energy shall warrant that it owns the KU Energy Option or such shares and that the KU Energy Option or such shares are then free and clear of all liens, claims, damages, charges and encumbrances of any kind or nature whatsoever.

    (d) LG&E Energy Call. If LG&E Energy has elected to purchase KU Energy Shares pursuant to the exercise of the KU Energy Option by the issuance and delivery of LG&E Energy Shares, notwithstanding that LG&E Energy may no longer hold any such KU Energy Shares or that LG&E Energy elects not to exercise its other rights under this Section 7, LG&E Energy may require, at any time or from time to time prior to May 20, 1999 (provided that such date shall be extended to November 20, 1999 under the circumstances where the date after which either party may terminate the Merger Agreement pursuant to Section 9.1(b) of the Merger Agreement has been extended to November 20, 1999), KU Energy to sell to LG&E Energy any such LG&E Energy Shares at the price attributed to such LG&E Energy Shares pursuant to
  Section 4 plus interest at the rate of 7% per annum on such amount from the Closing Date relating to the exchange of such LG&E Energy Shares pursuant to Section 4 to the closing date under this Section 7(d) less any dividends on such LG&E Energy Shares paid during such period or declared and payable to stockholders of record on a date during such period.

  8. Voting of Shares. Following the date hereof and prior to the fifth anniversary of the date hereof (the "Expiration Date"), each party shall vote any shares of capital stock of the other party acquired by such party pursuant to this Agreement, including any LG&E Energy Shares issued pursuant to Section 1(b) ("Restricted Shares") or otherwise beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) by such party on each matter submitted to a vote of shareholders of such other party for and against such matter in the same proportion as the vote of all other shareholders of such other party are voted (whether by proxy or otherwise) for and against such matter.

  9. Restrictions on Transfer.

    (a) Restrictions on Transfer. Prior to the Expiration Date, neither party shall, directly or indirectly, by operation of law or otherwise, sell, assign, pledge, or otherwise dispose of or transfer any Restricted

  Shares beneficially owned by such party, other than (i) pursuant to Section 7, or (ii) in accordance with Section 9(b) or Section 10.

    (b) Permitted Sales. Following the termination of the Merger Agreement, a party shall be permitted to sell any Restricted Shares beneficially owned by it if such sale is made pursuant to a tender or exchange offer that has been approved or recommended, or otherwise determined to be fair to and in the best interests of the shareholders of the other party, by a majority of the members of the Board of Directors of such other party, which majority shall include a majority of directors who were directors prior to the announcement of such tender or exchange offer.

  10. Registration Rights. Following the termination of the Merger Agreement, each party hereto (a "Designated Holder") may by written notice (the "Registration Notice") to the other party (the "Registrant") request the Registrant to register under the Securities Act all or any part of the Restricted Shares beneficially owned by such Designated Holder (the "Registrable Securities") pursuant to a bona fide firm commitment underwritten public offering in which the Designated Holder and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use their best efforts to prevent any person (including any Group (as used in Rule 13d-5 under the Exchange Act)) and its affiliates from purchasing through such offering Restricted Shares representing more than 1% of the outstanding shares of common stock of the Registrant on a fully diluted basis (a "Permitted Offering"). The Registration Notice shall include a certificate executed by the Designated Holder and its proposed managing underwriter, which underwriter shall be an investment banking firm of nationally recognized standing (the "Manager"), stating that (i) they have a good faith intention to commence promptly a Permitted Offering and (ii) the Manager in good faith believes that, based on the then prevailing market conditions, it will be able to sell the Registrable Securities at a per share price equal to at least 80% of the then Fair Market Value of such shares. The Registrant (and/or any person designated by the Registrant) shall thereupon have the option exercisable by written notice delivered to the Designated Holder within 10 business days after the receipt of the Registration Notice, irrevocably to agree to purchase all or any part of the Registrable Securities proposed to be so sold for cash at a price (the "Option Price") equal to the product of (i) the number of Registrable Securities to be so purchased by the Registrant and (ii) the then Fair Market Value of such shares. Any such purchase of Registrable Securities by the Registrant (or its designee) hereunder shall take place at a closing to be held at the principal executive offices of the Registrant or at the offices of its counsel at any reasonable date and time designated by the Registrant and/or such designee in such notice within 20 business days after delivery of such notice. Any payment for the shares to be purchased shall be made by delivery at the time of such closing of the Option Price in immediately available funds.

  If the Registrant does not elect to exercise its option pursuant to this
Section 10 with respect to all Registrable Securities, it shall use its best efforts to effect, as promptly as practicable, the registration under the Securities act of the unpurchased Registrable Securities proposed to be so sold; provided, however, that (i) neither party shall be entitled to more than an aggregate of two effective registration statements hereunder and (ii) the Registrant will not be required to file any such registration statement during any period of time (not to exceed 40 days after such request in the case of clause (A) below or 90 days in the case of clauses (B) and (C) below) when (A) the Registrant is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the opinion of counsel to the Registrant, such information would have to be disclosed if a registration statement were filed at that time; (B) the Registrant is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) the Registrant determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving the Registrant or any of its affiliates. The Registrant shall use its reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 10 to be qualified for sale under the securities or Blue-Sky laws of such jurisdictions as the Designated Holder may reasonably request and shall continue such registration or qualification in effect in such jurisdiction; provided, however, that the Registrant shall not be required to qualify to do business in, or to consent to general service of process in, any jurisdiction by reason of this provision.

  The registration rights set forth in this Section 10 are subject to the condition that the Designated Holder shall provide the Registrant with such information with respect to such holder's Registrable Securities, the plans for the distribution thereof, and such other information with respect to such holder as, in the reasonable judgment of counsel for the Registrant, is necessary to enable the Registrant to include in such registration statement all material facts required to be disclosed with respect to a registration thereunder.

  A registration effected under this Section 10 shall be effected at the Registrant's expense, except for underwriting discounts and commissions and the fees and the expenses of counsel to the Designated Holder, and the Registrant shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings as such underwriters may reasonably require. In connection with any such registration, the parties agree (i) to indemnify each other and the underwriters in the customary manner, (ii) to enter into an underwriting agreement in form and substance customary for transactions of such type with the Manager and the other underwriters participating in such offering and (iii) to take all further actions which shall be reasonably necessary to effect such registration and sale (including, if the Manager deems it necessary, participating in road-show presentations).

  The Registrant shall be entitled to include (at its expense) additional shares of its common stock in a registration effected pursuant to this Section 10 only if and to the extent the Manager determines that such inclusion will not adversely affect the prospects for success of such offering.

  11. Adjustment Upon Changes in Capitalization. Without limitation to any restriction on KU Energy contained in this Agreement or in the Merger Agreement, in the event of any change in KU Energy Common Stock by reason of stock dividends, splitups, mergers, (other than the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the KU Energy Option, and the purchase price per share provided in Section 1, shall be adjusted appropriately to restore to LG&E Energy its rights hereunder, including the right to purchase from KU Energy (or its successors) shares of KU Energy Common Stock representing 19.9% of the outstanding KU Energy Common Stock for the aggregate Exercise Price calculated as of the date of this Agreement as provided in Section 1.

  12. Restrictive Legends. Each certificate representing shares of KU Energy Common Stock issued to LG&E Energy hereunder, and LG&E Energy Shares, if any, delivered to KU Energy at a Closing, shall include a legend in substantially the following form:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT, DATED AS OF MAY 20, 1997, A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER UPON REQUEST.

It is understood and agreed that: (i) the reference to the resale restrictions of the Securities Act in the above legend shall be removed by delivery of substitute certificate(s) without such reference if LG&E Energy or KU Energy, as the case may be, shall have delivered to the other party a copy of a letter from the staff of the Securities and Exchange Commission, or an opinion of counsel, in form and substance satisfactory to the other party, to the effect that such legend is not required for purposes of the Securities Act; (ii) the reference to the provisions of this Agreement in the above legend shall be removed by delivery of substitute certificate(s) without such reference if the shares have been sold or transferred in compliance with the provisions of this Agreement and in circumstances that do not require the retention of such reference; and (iii) the legend shall be removed in its entirety if the conditions in the preceding clauses (i) and (ii) are both satisfied. In addition, such certificates shall bear any other legend as may be required by law. Certificates representing shares sold in a registered public offering pursuant to Section 10 shall not be required to bear the legend set forth in this Section 12.

  13. Binding Effect; No Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Agreement, neither this Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any Restricted Shares sold by a party in compliance with the provisions of Section 10 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement, unless and until such party shall repurchase or otherwise become the beneficial owner of such shares, and any transferee of such shares shall not be entitled to the registration rights of such party.

  14. Specific Performance. The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action should be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is adequate remedy at law.

  15. Entire Agreement. This Agreement, the Confidentiality Agreement and the Merger Agreement (including the exhibits and schedules thereto) constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof and thereof.

  16. Further Assurances. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

  17. Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provisions of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision and the economic effects thereof. If for any reason any such court or regulatory agency determines that LG&E Energy is not permitted to acquire, or KU Energy is not permitted to repurchase pursuant to Section 7, the full number of shares of KU Energy Common Stock provided in Section 1 hereof (as the same may be adjusted), it is the express intention of KU Energy to allow LG&E Energy to acquire or to require KU Energy to repurchase such lesser number of shares as may be permissible, without any amendment or modification hereof. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Agreement or part hereof as the result of such holding or order.

  18. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if (i) delivered personally, or (ii) sent by reputable overnight courier service, or (iii) telecopied (which is confirmed), or (iv) five days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

    A.If to KU Energy Corporation, to:

      KU Energy Corporation
      One Quality Street
      Lexington, Kentucky 40507
      Attention:O.M. Goodlett
      Telephone:(606) 367-1104
      Telecopy:(606) 367-1199

      and a copy to:

      Jones, Day, Reavis & Pogue
      77 West Wacker Drive
      Chicago, Illinois 60601-1692
      Attention:Robert A. Yolles, Esq.
      Telephone:(312) 269-4145
      Telecopy:(312) 782-8585

    B.If to LG&E Energy Corp., to:

      LG&E Energy Corp.
      220 West Main Street
      Louisville, Kentucky 40202
      Attention:Victor A. Staffieri
      Telephone:(502) 627-3912
      Telecopy:(502) 627-2155

      with copies to:

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017
      Attention:Richard I. Beattie, Esq.
      Telephone:(212) 455-2635
      Telecopy:(212) 455-2502

      and

      Gardner, Carton & Douglas
      Quaker Tower
      321 North Clark Street, Suite 3400
      Chicago, Illinois 60610-4795
      Attention:Peter D. Clarke, Esq.
      Telephone:(312) 245-8685
      Telecopy:(312) 644-3381

  19. Governing Law; Choice of Forum. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky applicable to agreements made and to be performed entirely within such Commonwealth and without regard to its choice of law principles. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the Commonwealth of Kentucky or any Kentucky state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal court sitting in the Commonwealth of Kentucky or a Kentucky state court.

  20. Interpretation. When a reference is made in this Agreement to a Section such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

  21. Counterparts. This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which, taken together, shall constitute one and the same instrument.

  22. Expenses. Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

  23. Amendments; Waiver. This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

  24. Extension of Time Periods. The time periods for exercise of certain rights under Sections 2, 6 and 7 shall be extended: (i) to the extent necessary to obtain all regulatory approvals for the exercise of such rights, and for the expiration of all statutory waiting periods; and (ii) to the extent necessary to avoid any liability under Section 16(b) of the Exchange Act by reason of such exercise.

  25. Replacement of KU Energy Option. Upon receipt by KU Energy of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, KU Energy will execute and deliver a new Agreement of like tenor and date.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                          LG&E Energy Corp.

                                             /s/ Roger W. Hale
                                          By: _________________________________
                                            Name: Roger W. Hale
                                            Title:Chairman, President and
                                            Chief Executive Officer

                                          KU Energy Corporation

                                             /s/ Michael R. Whitley
                                          By: _________________________________
                                            Name: Michael R. Whitley
                                            Title:Chairman, President and
                                            Chief Executive Officer

                                                                        ANNEX D

                             EMPLOYMENT AGREEMENT

  AGREEMENT, made May 20, 1997, by and between LG&E Energy Corp., a Kentucky corporation (the "Company") and Roger W. Hale ("Executive").

                                   RECITALS

  WHEREAS, LG&E Energy and KU Energy Corporation, a Kentucky corporation ("KU Energy"), have executed a merger agreement (the "Merger Agreement") which contemplates the merger of KU Energy with and into LG&E Energy (the "Merger"), which will become effective at the Effective Time (as defined in the Merger Agreement);

  WHEREAS, in order to induce Executive to serve, on and after the Effective Time, as the Chairman and Chief Executive Officer of the Company and as Chairman and Chief Executive Officer of Kentucky Utilities Company and Louisville Gas and Electric Company (the "Utility Subsidiaries"), the Company desires to provide Executive with compensation and other benefits on the terms and conditions set forth in this Agreement; and

  WHEREAS, Executive is willing to accept such employment and perform services for the Company, on the terms and conditions hereinafter set forth;

  NOW THEREFORE, it is hereby agreed by and between the parties as follows:

  1. Employment.

  1.1. Subject to the terms and conditions of this Agreement, the Company agrees to employ Executive during the term hereof as its Chairman and Chief Executive Officer and as the Chairman and Chief Executive Officer of the Utility Subsidiaries. Executive shall report directly to the Board of Directors of the Company (the "Board") and the Board of Directors of the Utility Subsidiaries.

  1.2. Subject to the terms and conditions of this Agreement, Executive hereby accepts employment as the Chairman and Chief Executive Officer of the Company and the Chairman and Chief Executive Officer of the Utility Subsidiaries commencing at the Effective Time, and agrees to devote his full working time and efforts, to the best of his ability, experience and talent, to the performance of services, duties and responsibilities in connection therewith. Executive shall perform such duties and exercise such powers, commensurate with his position, as the Chairman and Chief Executive Officer of the Company and as the Chairman and Chief Executive Officer of the Utility Subsidiaries, as the Board and the Board of Directors of the Utility Subsidiaries shall from time to time delegate to him on such terms and conditions and subject to such restrictions as the Board and such Boards of Directors may reasonably from time to time impose. In addition, the Company shall use its best efforts to secure Executive's election as a director of the Company and Executive agrees to serve in such capacity.

  1.3. Nothing in this Agreement shall preclude Executive from (a) engaging in charitable and community affairs so long as, in the reasonable determination of the Board, such activities do not interfere with his duties and responsibilities hereunder, (b) managing any passive investment made by him in publicly traded equity securities or other property (provided that no such investment may exceed 1% of the equity of any entity, without the prior approval of the Board) or (c) serving, subject to the prior approval of the Board, as a member of boards of directors or as a trustee of any other corporation, association or entity.

  1.4. The Executive will perform his services at the Company's headquarters.

  1.5. As Chairman of the Board, Executive will serve as Chairman and preside at all annual and special meetings of the stockholders of the Company at which he is present and will serve as Chairman and preside at all regular and special meetings of the Board.

  2. Term of Employment. Executive's term of employment under this Agreement shall commence at the Effective Time and, subject to the terms hereof, shall terminate on the earlier of the fifth anniversary of the Closing Date (the "Termination Date" and the term is the "Initial Term") or (ii) termination of Executive's employment pursuant to this Agreement; provided, however, that this Agreement shall be automatically renewed for additional one-year terms at the end of any term unless the Company or Executive provides 3-months prior written notice before the end of the Initial Term or any renewal term (the "Renewal Term")(if the Agreement is so renewed then the Termination Date shall become the date upon which the most recent Renewal Term ends); provided, further, that any termination of employment by Executive (other than for death, Permanent Disability or Good Reason) may only be made upon 90 days prior written notice to the Company and any termination of employment by Executive for Good Reason may only be made upon 15 days prior written notice to the Company. Any termination of Executive's employment by the Company shall be made by delivery to Executive of a copy of a resolution duly adopted by a majority vote of the entire Board at a meeting of the Board called and held for the purpose (after 30 days prior written notice to Executive and reasonable opportunity for Executive to be heard before the Board prior to such vote), (i) if the termination is for Cause (as defined in Section 6.4), finding that, in the reasonable judgment of such Board, Executive was guilty of conduct constituting Cause and specifying the particulars thereof, or (ii) if the termination is without Cause, terminating Executive's employment.

  3. Compensation.

  3.1. Salary. The Company shall pay Executive a base salary ("Base Salary") of not less than $675,000. The Base Salary shall be payable in accordance with the ordinary payroll practices of the Company. The Base Salary shall be reviewed by the Compensation Committee of the Board (the "Compensation Committee") as of January 1 of each year during the term of this Agreement and may be increased in the discretion of the Compensation Committee and, as so increased, shall constitute "Base Salary" hereunder (the Compensation Committee shall not be able to decrease the Base Salary).

  3.2. Annual Bonus. In addition to his Base Salary, Executive shall be eligible to participate in any annual incentive plan or program maintained by the Company in which other senior executives of the Company participate (the "Bonus Plan"). Such participation shall be on terms commensurate with Executive's position and level of responsibility. The Executive's target bonus under the Bonus Plan shall be not less than 60% of the Base Salary. Except as set forth in the preceding sentence, nothing in this Section 3.2 will guarantee to the Executive any specific amount of incentive compensation, or prevent the Compensation Committee from establishing performance goals and compensation targets applicable only to the Executive.

  3.3. Compensation Plans and Programs. Executive shall be eligible to participate in any compensation plan or program maintained by the Company (e.g., long-term incentive and stock option plans) in which other senior executives of the Company participate on terms commensurate with his position and level of responsibility. Executive's participation in the Company's long-term incentive program will be at an annual level of not less than 110% of the Base Salary. Such long-term compensation shall be in the following form: two-thirds of the long-term incentives shall consist of long-term performance units/shares, and one-third shall consist of non-qualified stock options with an exercise price equal to not more than the market value as of the date of the grant. The number of the performance units/shares shall be determined by dividing the long-term incentive compensation to be delivered in performance units/shares (not less than 73.33% of the Base Salary) by an amount equal to the fair market value of a share of the Company's common stock as of the date of the grant of the performance units/shares adjusted by discounting to reflect future payment at the end of the performance period based on the methodology recommended by the Company's independent outside compensation consultant for use under the Company's long-term incentive program. The number of shares subject to the options shall be determined by dividing the long-term incentive compensation to be delivered in options (not less than 36.67% of the Base Salary) by the estimated then current value of an option using the modified Black-Scholes Option Pricing methodology used under the Company's long-term incentive program as recommended by the

Company's independent outside compensation consultant. Except as set forth above, nothing in this Section 3.3 will guarantee to the Executive any specific level or amount of long-term incentive compensation, or prevent the Compensation Committee from establishing performance goals and compensation targets applicable only to the Executive.

  3.4. Other Compensation. Nothing in this Section 3 will preclude the Compensation Committee from authorizing such additional compensation to the Executive, in cash or in property, as the Compensation Committee may determine in its sole discretion to be appropriate.

  4. Employee Benefits.

  4.1. Employee Benefit Programs, Plans and Practices. The Company shall provide Executive during the term of his employment hereunder with coverage under all employee pension and welfare benefit programs, plans and practices (commensurate with his positions and level of responsibility in the Company and to the extent permitted under any employee benefit plan) in accordance with the terms thereof, which the Company makes available to its senior executives; provided, however, that the amount of Executive's term life insurance (the "Life Insurance") shall be not less than $2,000,000, the premiums for such insurance shall be paid by the Company until Executive reaches age 75 regardless of Executive's employment status, and the amount of any long term disability coverage shall be no less favorable than what Executive received from LG&E Energy immediately prior to the Effective Time. The Company shall also pay Executive an additional payment such that, after payment by Executive of all taxes imposed as a result of the life insurance benefit, the Executive retains an amount equal to the taxes imposed upon the Executive as a result of the life insurance benefit.

  4.2. Vacation and Fringe Benefits. Executive shall be eligible to participate in the Company's vacation plan. In addition, Executive shall be entitled to the perquisites and other fringe benefits made available to senior executives of the Company, commensurate with his position and level of responsibility with the Company. Executive shall also receive the additional perquisites listed on Exhibit A hereto.

  4.3. Retirement Benefits.

    (a) Pension Benefits. The Company shall provide the Executive with a pension benefit based on his combined service with the Company and his prior employers. The total benefit paid to the Executive from the Company and his Prior Employers (as defined below) shall not be less than a benefit equal to the product of (i) and (ii), reduced by (iii) where --

      (i) shall be the annual average of the Executive's cash compensation for the preceding three years (base salary plus short-term incentive pay);

      (ii) shall be a percent based on service at retirement equivalent to 2 percent for each of the first 20 years of service plus 1.5 percent for each of the next ten years of service plus 1.0 percent for each of any remaining years of service completed prior to age 65; and

      (iii) shall be the Executive's primary Social Security benefit payable at age 65.

  The Company shall provide a benefit to the Executive that shall not be less than the benefit calculated in accordance with the formula described above, less any pension benefits provided to the Executive from the Executive's Prior Employers, whether from qualified plans or SERPs. The Company-provided portion shall be paid, to the maximum extent possible, from the Retirement Income Plan for the Employees of LG&E Energy Who Are Not Members of a Bargaining Unit.

  Subject to the terms of the final paragraph of this Section 4.3, the Executive may elect to commence payment of his pension benefit as early as age
50. If the Executive retires before attaining age 65, the pension benefit shall be reduced in accordance with the following factors to reflect Executive's age at the date his benefits commence.

             Age                                         Percentage Payable
             ---                                         ------------------
             62-65                                       One Hundred Percent
             61                                          Ninety-Seven Percent
             60                                          Ninety-Four Percent
             59                                          Ninety-One Percent
             58                                          Eighty-Eight Percent
             57                                          Eighty-Five Percent
             56                                          Eighty-Two Percent
             55                                          Seventy-Nine Percent
             54                                          Seventy-Three Percent
             53                                          Sixty-Seven Percent
             52                                          Sixty-One Percent
             51                                          Fifty-Five Percent
             50                                          Forty-Nine Percent

  In applying these reductions the net benefit from the Company will be determined first and then those reductions will be applied to the net amount.

  For purposes of this paragraph 4.3, "Prior Employers" shall mean BellSouth Corporation and AT&T Corporation.

  Notwithstanding the above, if Executive resigns for other than Good Reason and elects early retirement prior to age 55, Executive shall not be entitled to receive the prescribed early retirement benefits if Executive shall accept a senior executive position with a publicly-traded company or its subsidiary within one year of his election of early retirement under this Section 4.3. Should such event occur, Executive shall notify the Company and return any retirement benefits so received. Executive thereafter shall be entitled to receive retirement benefits at age 55, consistent with the reduction factors set forth above, but shall receive no credit for years of service between the time of resignation from the Company and age 55.

  5. Expenses. Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement, including, without limitation, expenses for travel and similar items related to such duties and responsibilities. The Company will reimburse Executive for all such expenses upon presentation by Executive from time to time of appropriately itemized and approved (consistent with the Company's policy) accounts of such expenditures.

  6. Termination of Employment.

  6.1. Termination Not for Cause or for Good Reason. (a) The Company may terminate Executive's employment at any time for any reason, in accordance with the procedures set forth in Section 2 hereof. If Executive's employment is terminated by the Company other than for Cause (as defined in Section 6.4 hereof) and other than as a result of Executive's Permanent Disability (as defined in Section 6.2 hereof) or Retirement (as defined in the Company's qualified pension plans) or if Executive terminates his employment for Good Reason (as defined in Section 6.1(c) hereof) prior to the Termination Date, Executive shall receive such payments, if any, under applicable plans or programs, including but not limited to those referred to in Section 3.3 hereof, to which he is entitled pursuant to the terms of such plans or programs. In addition, Executive shall be entitled to a payment (the "Termination Payment") equal to his annual salary and target annual bonus pursuant to the Bonus Plan for, at Executive's option, either (i) two years, or (ii) the remainder of the term then in effect (the greater of (i) or (ii) being the "Continuation Period"), discounted to present value (using the IRS applicable federal rate in effect under section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), at the time of termination). Executive shall also be entitled to receive a cash lump sum payment in respect of accrued but unused vacation days (the "Vacation Payment") and to compensation earned but not yet paid (including any deferred bonus payments pursuant to the Bonus Plan) (the "Compensation Payment"), and to continued coverage for the Continuation Period under any employee medical and life insurance plans in accordance with the respective terms thereof. Also, Executive shall receive the target bonus under the Bonus Plan in respect of the fiscal year in which his termination occurs, prorated by a fraction, the numerator of which is the number of days of the fiscal year until his termination and the denominator of which is 365. In addition, all of Executive's stock options shall become exercisable and all restrictions pertaining to restricted stock or other equity awards shall lapse. Also, the Company shall cashout any other long term incentive award granted Executive at the target level, pro-rated for Executive's actual period of service and the Continuation Period during the relevant performance periods, discounted to present value using the same methodology as for the Termination Payment, and the Executive shall continue to receive the Life Insurance. The Company shall also provide Executive with the perquisites and benefits provided in Section
4.2 for the Continuation Period and shall provide additional years of service credit equal to the Continuation Period (rounded up to the nearest whole number of years) under the qualified and nonqualified defined benefit retirement plans of the Company in which the Executive participates at the time of termination (including the arrangement provided in Section 4.3 hereof); provided, however, that in the case of a qualified defined benefit retirement plan, the present value, discounted in the same manner as the Termination Payment, of the additional benefit Executive would have accrued if he had been credited for all purposes with the additional years of service under such plan will be paid in a lump sum in cash (the "Qualified Plan Payment"); and provided, further, that benefit payments under any nonqualified defined benefit retirement plan will not commence to be paid until the end of the Continuation Period. Furthermore, if any Company payment either pursuant to this Agreement or otherwise is subject to an excise tax pursuant to Section 4999 of the Code (the "Excise Tax"), then the Company shall pay Executive an additional amount (the "Gross-Up Payment") such that, after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Taxes imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the original payment triggering the Excise Tax.

  (b) The Vacation Payment, the Compensation Payment, the Qualified Plan Payment, the Termination Payment and any other payments due Executive pursuant to Section 6(a) shall be paid by the Company to Executive within 20 days after the termination of Executive's employment by check payable to the order of Executive or by wire transfer to an account specified by Executive.

  (c) For purposes of this Agreement, "Good Reason" shall mean any of the following (without Executive's consent, and other than in connection with a termination of employment by reason of Executive's death, Permanent Disability or Retirement):

    (i) any material breach by the Company of any provision of this Agreement, that is not corrected within 30 days after written notice of such breach;

    (ii) the failure to assume this Agreement by any successor to the Company;

    (iii) the failure to appoint Executive to, or the removal of the Executive from, the position of Chief Executive Officer of the Company or the position of Chairman and Chief Executive Officer of the Utility Subsidiaries;

    (iv) the failure to elect Executive to, or the removal of the Executive from, the Board, the Boards of Directors of the Utility Subsidiaries or the position of Chairman of the Board or Chairman of the Utility Subsidiaries;

    (v) any reduction in the Executive's duties or responsibilities which Executive deems significant without the Executive's written consent; or

    (vi) notification by the Company that this Agreement will not be renewed.

  6.2. Permanent Disability. If the Executive becomes totally and permanently disabled (as defined in the Company's Long-Term Disability Benefit Plan applicable to senior executive officers as in effect at the time

Executive's disability is incurred) ("Permanent Disability"), the Company or Executive may terminate Executive's employment on written notice thereof, and Executive shall receive or commence receiving:

    (i) 22 weeks after Executive has incurred a Permanent Disability, a benefit equal to: a) 60 percent of the Base Salary, less b) 100% of the Social Security disability benefit and c) any amounts payable pursuant to the terms of a disability insurance policy or similar arrangement which the Company maintains during the term hereof; where such benefit shall continue until the Executive attains age 65;

    (ii) as soon as practicable, the target bonus under the Bonus Plan in respect of the fiscal year in which his termination occurs, prorated by a fraction, the numerator of which is the number of days of the fiscal year until termination and the denominator of which is 365;

    (iii) as soon as practicable, the Vacation Payment and the Compensation Payment; and

    (iv) as soon as practicable, such payments under applicable plans or programs, including but not limited to those referred to in Section 3.3 hereof, to which he is entitled pursuant to the terms of such plans or programs.

In addition, after Executive has incurred a Permanent Disability, he shall continue to receive the Life Insurance and shall be entitled to a payment (the "Disability Payment"), as soon as practicable, equal to his target annual bonus pursuant to the Bonus Plan for, at Executive's option, either (i) two years, or (ii) the remainder of the term then in effect (the greater of (i) or (ii) being the "Continuation Period"), discounted to present value (using the IRS applicable federal rate in effect under section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code"), at the time of termination). The Company shall also provide additional years of service credit equal to the Continuation Period (rounded up to the nearest whole number of years) under the qualified and nonqualified defined benefit retirement plans of the Company in which the Executive participates at the time of termination (including the arrangement provided in Section 4.3 hereof); provided, however, that in the case of a qualified defined benefit retirement plan, the present value, discounted in the same manner as the Disability Payment, of the additional benefit Executive would have accrued if he had been credited for all purposes with the additional years of service under such plan will be paid in a lump sum in cash (the "Qualified Plan Payment") as soon as practicable following Executive's Permanent Disability; and provided, further, that benefit payments under any nonqualified defined benefit retirement plan will not commence to be paid until the end of the Continuation Period. In addition, all of Executive's stock options shall become exercisable and all restrictions pertaining to restricted stock or other equity awards shall lapse.

  6.3. Death. In the event of Executive's death during the term of his employment hereunder, Executive's estate or designated beneficiaries shall receive or commence receiving, as soon as practicable:

    (i) the target bonus under the Bonus Plan in respect of the fiscal year in which his death occurs, prorated by a fraction, the numerator of which is the number of days of the fiscal year until his death and the denominator of which is 365;

    (ii) any death benefits provided under the employee benefit programs, plans and practices referred to in Sections 3.3, 4.1 and 4.3, including the Life Insurance, in accordance with their terms; provided, however, that the amounts payable under the long-term incentive compensation plans or programs referred to in Section 3.3 in respect of the fiscal year or performance cycles, as the case may be, in which his death occurs shall not be less than the target bonus or target award for such fiscal year or performance cycles, prorated for the number of days in the fiscal year or each performance cycle until death;

    (iii) the Vacation Payment and the Compensation Payment; and

    (iv) such payments under applicable plans or programs, including but not limited to those referred to in Section 3.3 hereof, to which Executive's estate or designated beneficiaries are entitled pursuant to the terms of such plans or programs.

In addition, all of Executive's stock options shall become exercisable and all restrictions pertaining to restricted stock or other equity awards shall lapse.

  6.4. Voluntary Termination by Executive; Discharge for Cause. (a) The Company shall have the right to terminate the employment of Executive for Cause. In the event that Executive's employment is terminated by the Company for Cause, as hereinafter defined, or by Executive other than for Good Reason or other than as a result of the Executive's Permanent Disability or death, prior to the Termination Date, Executive shall be entitled to receive the Compensation Payment and the Vacation Payment. After the termination of Executive's employment under this Section 6.4, the obligations of the Company under this Agreement to make any further payments, or provide any benefits specified in this Agreement (other than the Life Insurance, the benefits provided in Section 4.3 or the benefits provided in this Section 6.4), to Executive shall thereupon cease and terminate and Executive's rights to any payments or benefits under any Company plans or programs shall be determined pursuant to the terms of such plans or programs; provided, however, that, except in the event that Executive's employment is terminated by the Company for Cause, the amounts payable to Executive under the Bonus Plan referred to in Section 3.2 and under the long-term incentive compensation plans or programs referred to in Section 3.3 in respect of the fiscal year or performance cycles, as the case may be, in which his termination occurs, shall not be less than the target bonus or target award for such fiscal year or performance cycles, prorated by the number of days in the fiscal year or each performance cycle until termination.

  (b) As used herein, the term "Cause" shall be limited to (i) Executive's conviction by a court of competent jurisdiction for the commission of a felony (other than derivative of an environmental violation) or (ii) Executive's willful and continuous failure, other than by reason of Permanent Disability or death, to perform assigned duties after written notice of such failure.

  6.5. Nonduplication of Benefits. To the extent, and only to the extent, a payment or benefit that is paid or provided under this Section 6 would also be paid or provided under the terms of the applicable plan, program or arrangement, such applicable plan, program or arrangement will be deemed to have been satisfied by the payment made or benefit provided under this Agreement.

  7. Mitigation of Damages. Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise after the termination of his employment hereunder and no amounts earned by Executive, whether from self-employment, as a common-law employee or otherwise, shall reduce the amount of any Termination Payment otherwise payable to him; provided, however, that the Executive's coverage under the Company's welfare benefit plans for the Continuation Period as provided in Section 6.1(a) will be reduced to the extent that the Executive becomes covered under any comparable employee benefit plan made available by another employer and covering the same type of benefits. The Executive will report to the Company any such benefits he actually receives.

  8. Notices. All notices or communications hereunder shall be in writing, addressed to the Company:

    LG&E Energy Corp.
    220 West Main Street
    Louisville, Kentucky 40202

All notices or communications hereunder to Executive shall be addressed to the Executive at the address listed for Executive in the Company's personnel files or such other address as the Executive may, in writing, choose. Any such notice or communication shall be delivered by hand or by courier or sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in a notice duly delivered as described above), and the third business day after the actual date of mailing shall constitute the time at which notice was given.

  9. Separability; Legal Fees. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect. The Company shall reimburse Executive's legal fees and expenses in connection with any dispute under this Agreement, without regard to which party prevails.

  10. Assignment. This contract shall be binding upon and inure to the benefit of the heirs and representatives of Executive and the assigns and successors of the Company, but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by Executive (except by will or by operation of the laws of intestate succession) or by the Company, except that the Company may assign this Agreement to any successor (whether by merger, purchase or otherwise) to all or substantially all of the stock, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

  11. Amendment; Waivers. This Agreement may not be modified, amended, or terminated except by an instrument in writing, approved by the Company and signed by the Executive and the Company. Failure on the part of either party to complain of any action or omission, breach or default on the part of the other party, no matter how long the same may continue, will never be deemed to be a waiver of any rights or remedies hereunder, at law or in equity. The Executive or the Company may waive compliance by the other party with any provision of this Agreement that such other party was or is obligated to comply with or perform only through an executed writing; provided, however, that such waiver will not operate as a waiver of, or estoppel with respect to, any other or subsequent failure.

  12. Beneficiaries; References. Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following Executive's death, and may change such election, in either case by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of his incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative. Any reference to the masculine gender in this Agreement shall include, where appropriate, the feminine.

  13. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations. Without limiting the generality of the foregoing, the provisions of Sections 6 and 17 hereunder shall remain in effect as long as necessary to give effect thereto, notwithstanding the expiration of the term of this Agreement. The provisions of this Section 13 are in addition to the survivorship provisions of any other section of this Agreement.

  14. Governing Law. This Agreement shall be construed, interpreted and governed in accordance with the laws of the Commonwealth of Kentucky, without reference to rules relating to conflicts of law.

  15. Effectiveness; Effect on Prior Agreements. This Agreement shall become effective at the Effective Time and shall have no force or effect prior thereto. At the Effective Time this Agreement shall contain the entire understanding between the parties hereto and supersede in all respects any prior or other agreement or understanding between the Company and Executive other than the Change in Control Agreement dated March 4, 1993 (the "CIC Agreement"). In the event that upon a termination of employment, the Executive is entitled to benefits pursuant to both the CIC Agreement and this Agreement, then Executive shall receive the greater of: (i) the benefits provided in this Agreement or (ii) the benefits provided pursuant to the CIC Agreement. In the event that (i) the Merger Agreement is terminated for any reason prior to the Effective Time or (ii) the Executive's employment with the Company is terminated prior to the Effective Time, this Agreement shall be null and void.

  16. Withholding. The Company shall be entitled to withhold from payment any amount of withholding required by law.

  17. Post Termination Assistance. The Executive agrees that after his employment with the Company has terminated he will provide, upon reasonable notice, such information and assistance to the Company as may reasonably be requested by the Company in connection with any litigation in which it or any of its affiliates is or may become a party; provided, however, that the Company agrees to reimburse the Executive on an after-tax basis for any related out-of-pocket expenses, including travel expenses.

  18. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original.

  19. Headings and Section References. The headings used in this Agreement are intended for convenience or reference only and will not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any provision of this Agreement. All section references are to sections of this Agreement, unless otherwise noted.

LG&E Energy Corp.

  /s/ John R. McCall                          /s/ Roger W. Hale
By___________________________________         ---------------------------------
  Name:JOHN R. McCALL                         ROGER W. HALE
  Title:Executive Vice President,
     General Counsel and Corporate
     Secretary

                                   EXHIBIT A

                            Additional Perquisites

(a) a Company provided automobile and all related operating, maintenance and insurance expenses paid by the Company;

(b) Company paid initiation fees and dues at a luncheon club and a country club;

(c) the preparation of Executive's income tax returns by the Company's independent accounting firm;

(d) the Company shall pay reasonable costs incurred for annual financial planning services for the Executive by the independent financial planner of the Executive's choice; and

(e) the Company shall pay the costs of an annual physical exam for Executive by the physician of Executive's choice.

                                                                        ANNEX E

                             EMPLOYMENT AGREEMENT

  AGREEMENT, made May 20,1997, by and between KU Energy Corporation, a Kentucky corporation (the "Company" or "KU Energy") and Michael R. Whitley ("Executive").

                                   RECITALS

  WHEREAS, Executive is currently serving as Chairman of the Board, President and Chief Executive Officer of the Company;

  WHEREAS, KU Energy and LG&E Energy Corp. ("LG&E Energy") have executed a merger agreement (the "Merger Agreement") which contemplates the merger of KU Energy with and into LG&E Energy (the "Merger"), which will become effective at the Effective Time (as defined in the Merger Agreement);

  WHEREAS, as contemplated by the Merger Agreement, LG&E Energy will be the surviving entity in the Merger and, as such, will succeed to the rights and obligations of the Company hereunder;

  WHEREAS, in order to induce Executive to serve, on and after the Effective Time, as the Vice Chairman of the Board of Directors of LG&E Energy (as the surviving entity in the Merger and as successor to the Company at the Effective Time), the President and Chief Operating Officer of LG&E Energy and the Vice Chairman and Chief Operating Officer of Kentucky Utilities Company and Louisville Gas and Electric Company (each a "Utility Subsidiary"), the Company desires, from and after the Effective Time, to provide Executive with compensation and other benefits on the terms and conditions set forth in this Agreement; and

  WHEREAS, Executive is willing to accept such employment and perform services for the Company, on the terms and conditions hereinafter set forth;

  NOW, THEREFORE, it is agreed by and between the parties as follows:

  1. Employment.

  1.1. Subject to the terms and conditions of this Agreement, from and after the Effective Time, the Company agrees to employ Executive as its Vice Chairman, President and Chief Operating Officer and to cause each Utility Subsidiary to employ Executive as its Vice Chairman and Chief Operating Officer. Executive shall report to the Chief Executive Officer of the Company and the Chief Executive Officer of each Utility Subsidiary. In addition, the Company shall use its best efforts to secure Executive's election as a director of the Company and shall cause the election of Executive as a director of each Utility Subsidiary; and Executive agrees to serve in such capacities.

  1.2. Subject to the terms and conditions of this Agreement, Executive accepts employment as the Vice Chairman, President and Chief Operating Officer of the Company and as the Vice Chairman and Chief Operating Officer of each Utility Subsidiary commencing at the Effective Time, and agrees to devote his full working time and efforts, to the best of his ability, experience and talent, to the performance of services, duties and responsibilities in connection therewith. Executive shall perform those duties and exercise those powers as are commensurate with his position as Vice Chairman, President and Chief Operating Officer of the Company and Vice Chairman and Chief Operating Officer of each Utility Subsidiary.

  1.3. Nothing in this Agreement shall preclude Executive from engaging in charitable and community affairs or serving as a director or trustee of any other corporation, association or entity or managing any investment made by him, so long as such activities do not significantly interfere with his duties and responsibilities hereunder.

  1.4. Executive will perform his services at LG&E Energy's headquarters, although Executive may remain at KU Energy's existing headquarters for a reasonable period following the Effective Time.

  2. Term of Employment. Executive's term of employment under this Agreement shall commence at the Effective Time and, subject to the terms hereof, shall terminate on the earlier of (i) the fifth anniversary of the Effective Time (the "Termination Date," which date shall be the last day of the "Initial Term") or (ii) termination of Executive's employment pursuant to this Agreement; provided, however, that this Agreement shall be automatically renewed for additional one-year terms at the end of any term (the Initial Term or any hereinafter described Renewal Term) unless the Company or Executive provides 90 days prior written notice to the contrary before the end of the Initial Term or any renewal term (the "Renewal Term") (if the Agreement is so renewed, then the Termination Date shall become the date upon which the most recent Renewal Term ends); provided, further, that any termination of employment by Executive (other than for death, Permanent Disability or Good Reason) may only be made upon 90 days prior written notice to the Company and any termination of employment by Executive for Good Reason may only be made upon 15 days prior written notice to the Company. Any termination of Executive's employment by the Company shall be made by delivery to Executive of a copy of a resolution duly adopted by a majority vote of the entire Board of Directors of the Company (the "Board") at a meeting of the Board called and held for the purpose (after 30 days prior written notice to Executive and reasonable opportunity for Executive to be heard before the Board prior to such vote), (i) if the termination is for Cause (as defined in Section 6.4), finding that, in the reasonable judgment of the Board, Executive was guilty of conduct constituting Cause and specifying the particulars thereof or (ii) if the termination is without Cause, terminating Executive's employment.

  3. Compensation.

  3.1. Salary. The Company shall pay Executive a base salary ("Base Salary") at an annual rate of not less than $575,000. Base Salary shall be payable in accordance with the ordinary payroll practices of the Company. The Base Salary may be increased in the discretion of the Compensation Committee of the Board and, as so increased, shall constitute "Base Salary" hereunder. Base Salary shall not be decreased.

  3.2. Annual Bonus. In addition to his Base Salary, Executive shall be eligible to participate in all annual incentive plans or programs maintained by the Company in which other senior executives of the Company participate (the "Bonus Plan"). Such participation shall be on terms commensurate with Executive's position and level of responsibility. The Executive's target bonus under the Bonus Plan shall be at an annual level of not less than 55% of the Base Salary.

  3.3. Other Compensation Plans and Programs. Executive shall be eligible to participate in all other compensation plans or programs maintained by the Company (e.g., long-term incentive and stock option plans) in which other senior executives of the Company participate on terms commensurate with his position and level of responsibility. Executive's participation in the Company's long-term incentive program will be at an annual level of not less than 70% of the Base Salary. Such long-term incentive compensation shall be in the following form: 60% of the long-term incentive compensation shall be delivered in the form of long-term performance units/shares and the remaining 40% of the long-term incentive compensation shall be delivered in the form of non-qualified stock options with an exercise price equal to not more than the market value as of the date of the grant. The number of the performance units/shares shall be determined by dividing the long-term incentive compensation to be delivered in performance unit/shares (not less than 42% of Base Salary) by an amount equal to the fair market value of a share of the Company's common stock as of the date of grant of the performance unit/shares adjusted by discounting to reflect future payment at the end of the performance period based on the methodology recommended by the Company's independent outside compensation consultant for use under the Company's long-term incentive program. The number of shares subject to options will be determined by dividing the long-term incentive compensation to be delivered in options (not less than 28% of the Base Salary) by the estimated then current value of an option using the modified Black-Scholes Option Pricing methodology used under the Company's long-term incentive program as recommended by the Company's independent outside compensation consultant. Except as set forth above, nothing in this Section
3.3 will guarantee to Executive any specific level or amount of long-term incentive compensation, or prevent the Compensation Committee of the Board from establishing performance goals and compensation targets applicable only to Executive.

  3.4. Relocation Expenses. Within a reasonable period following the Effective Time, Executive will relocate to the general area of the Company's headquarters. The Company (i) will reimburse Executive for all of his relocation costs, (ii) will assure that Executive suffers no financial loss on the sale of Executive's existing residence (including the value of loss of tax deferrals that may occur if Executive does not reinvest all of the proceeds of the sale of such residence in accordance with the provisions of Section 1034 of the Internal Revenue Code of 1986, as amended (the "Code")), and (iii) will pay Executive a gross-up payment for the additional income and employment taxes payable by the Executive as a result of payments under this Section 3.4.

  4. Employment Benefits.

  4.1. Employee Benefit Programs, Plans and Practices. The Company shall provide Executive with coverage under all employee pension and welfare benefit programs, plans and practices (commensurate with his positions and level of responsibility in the Company) in accordance with the terms thereof, which the Company makes available to its senior executives; provided, however, that, regardless of Executive's employment status under this Agreement or otherwise and in addition to the term life insurance coverage to which he is otherwise entitled under applicable plans, programs, and practices either before or after termination of employment, the Company shall provide Executive, until Executive reaches age 65, term life insurance coverage (on terms no less favorable than the term life insurance coverage available to Executive immediately prior to the Effective Time) in the amount of $2,000,000, and the premiums for such insurance shall be paid by the Company; and provided further, that the long term disability coverage provided shall be no less favorable than what Executive received immediately prior to the Effective Time; and, provided, further, that the retiree medical and life insurance coverage or benefits to which Executive and, upon his death, his surviving dependents or beneficiaries shall be entitled following his termination of employment shall be no less favorable than what Executive or his surviving dependents or beneficiaries would have been entitled under the terms of LG&E Energy/Louisville Gas and Electric Company medical and life insurance plans as in effect immediately prior to the Effective Time and based on the assumption that Executive had met all eligibility requirements for such retiree coverage. The Company shall also annually pay Executive an additional payment such that, after payment by Executive of all taxes imposed as a result of the life or medical insurance coverage described in this Section 4.1, Executive retains an amount equal to the taxes imposed upon Executive as a result of the life or medical insurance coverage. To the extent the amount of any benefit under any Company-sponsored employee benefit plan, policy, program or arrangement, including those referred to below in Sections 4.2 and 4.3, is based on service, service with KU Energy or any affiliate of KU Energy will be counted; provided, however, that such crediting will not operate to the extent (i) it would cause any plan to violate the provisions of applicable law or (ii) it would permit Executive to receive duplicate benefits under multiple plans of the same type in respect of service. In addition, the Company shall provide Executive with (i) sick leave benefits equivalent to those available to Executive under KU Energy's/Kentucky Utilities Company's sick leave plan in existence immediately prior to the Effective Time (including without limitation any accumulated, unused sick leave) such that Executive's employment may not be terminated by the Company by reason of disability until such sick leave benefits have been exhausted and (ii) the additional benefit service under its qualified defined benefit retirement plan based on accumulated, unused sick leave on terms no less favorable than those provided in Kentucky Utilities Company's qualified defined benefit retirement plan immediately prior to the Effective Time.

  4.2. Vacation and Fringe Benefits. Executive shall be eligible to participate in the Company's vacation plan and Executive shall be entitled to the perquisites and other fringe benefits made available to senior executives of the Company, commensurate with his position and level of responsibility with the Company. Without limiting the foregoing, the Company shall provide Executive with the following during the period of Executive's employment: (a) an automobile and all related operating, maintenance and insurance expenses,
(b) initiation fees and dues at a luncheon club and a country club selected by Executive, (c) the cost of preparation of Executive's income tax returns by an accountant or accounting firm selected by Executive, (d) the costs for annual financial planning provided by an independent financial advisor chosen by Executive and (e) the costs of an annual physical exam for Executive by the physician of Executive's choice.

  4.3. Supplemental Retirement Plan. Executive shall be eligible to participate in the Company's supplemental retirement plan in which other senior executives of the Company participate on terms commensurate with his position and level of responsibility. The benefit to which he is entitled under such supplemental retirement plan, however, shall be no less than what he would have received had he continued to participate in Kentucky Utilities Company Supplemental Security Plan (the "KU Energy SSP") as in effect immediately prior to the Effective Time (but applied without regard to any provision in the KU Energy SSP relating to forfeiture upon termination for cause as defined in the KU Energy SSP). In addition, the early retirement benefit provided to Executive under the Company's supplemental retirement plan will be determined in each instance where it is necessary to determine any reduction to reflect Executive's age in accordance with the following table based on Executive's age at commencement of benefits:

                Age at
               Benefit
             Commencement                                   Percentage Payable
             ------------                                   ------------------
                62-65                                              100%
                  61                                                97%
                  60                                                94%
                  59                                                91%
                  58                                                88%
                  57                                                85%
                  56                                                82%
                  55                                                79%

  5. Expenses. Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this Agreement, including, without limitation, expenses for travel and similar items related to such duties and responsibilities. The Company will reimburse promptly Executive for all such expenses.

  6. Termination of Employment.

  6.1. Termination Not for Cause or Termination for Good Reason. (a) The Company may terminate Executive's employment at any time for any reason, in accordance with the procedures set forth in Section 2 hereof. If prior to the Termination Date Executive's employment is terminated by the Company other than for Cause (as defined in Section 6.4 hereof) and other than as a result of Executive's Permanent Disability (as defined in Section 6.2 hereof) or if Executive terminates his employment for Good Reason (as defined in Section 6.1(c) hereof) prior to the Termination Date, Executive shall receive:

    (i) such payments and coverage, if any, under applicable plans, programs or practices, including but not limited to those referred to in Sections 3.2, 3.3, 4.1 and 4.3 hereof, to which he is entitled pursuant to the terms of such plans, programs or practices as required to be modified with respect to Executive by this Agreement;

    (ii) a cash lump sum payment (the "Termination Payment") equal to his annual Base Salary and target annual bonus pursuant to the Bonus Plan for the greater of (A) two years or (B) the full and partial years in the remainder of the Initial or Renewal Term then in effect (the greater of (A) or (B) being the "Continuation Period"), discounted to present value (using the IRS applicable federal rate in effect under Section 1274(d) of the Code, at the time of termination);

    (iii) a cash lump sum payment in respect of accrued but unused vacation days (the "Vacation Payment") and compensation earned but not yet paid (including any deferred bonus payments pursuant to the Bonus Plan) (the "Compensation Payment");

    (iv) term life insurance coverage as provided in Section 4.1;

    (v) the perquisites and fringe benefits as provided in Section 4.2 for the balance of the Continuation Period;

    (vi) additional years of service credit equal to the Continuation Period (rounded up to the nearest whole number of years) under the qualified and nonqualified defined benefit retirement plans of the Company in which Executive participates at the time of termination; provided, however, that in the case of a qualified defined benefit retirement plan, the present value, determined as provided in subsection (ii) above, of the additional benefit Executive would have accrued if he had been credited for all purposes with the additional years of service under such plan will be paid in a lump sum in cash (the "Qualified Plan Payment"); and provided, further, that benefit payments under any nonqualified defined benefit retirement plan will not commence to be paid until the end of the Continuation Period; and

    (vii) a cash lump sum payment (the "Incentive Compensation Payment") equal to the sum of (A) Executive's target Bonus Plan awards in accordance with Section 3.2 granted in respect of the fiscal year in which termination occurs prorated for the number of days in the fiscal year until termination occurs and (B) Executive's target long-term incentive compensation awards (other than stock options) granted in accordance with Section 3.3 prior to termination that are then outstanding prorated in the case of each award for the number of days in the relevant performance cycle until the end of the Continuation Period and discounted to present value (using the IRS applicable federal rate in effect under Section 1274(d) of the Code, at the time of termination).

In addition, all of Executive's stock options shall become exercisable and all restrictions pertaining to restricted stock or other equity awards shall lapse.

  (b) The Vacation Payment, the Compensation Payment, the Termination Payment, the Incentive Compensation Payment and the Qualified Plan Payment due Executive pursuant to Section 6.1(a) shall be paid by the Company to Executive within 20 days after the termination of Executive's employment.

  (c) For purposes of this Agreement, "Good Reason" shall mean any of the following (without Executive's written consent, and other than in connection with a termination of employment by reason of Executive's death or Permanent Disability):

    (i) any material breach by the Company of any provision of this Agreement, that is not corrected within 30 days after written notice from Executive of such breach;

    (ii) the failure to assume this Agreement by any successor to the Company;

    (iii) the failure to elect Executive to, or the removal of Executive from, the Board, the Board of Directors of each Utility Subsidiary or the position of Vice Chairman of the Company or of each Utility Subsidiary;

    (iv) the failure to appoint Executive to, or the removal of the Executive from, the position of President and Chief Operating Officer of the Company or Chief Operating Officer of each Utility Subsidiary;

    (v) any reduction in the Executive's duties or responsibilities which the Executive deems significant without the Executive's written consent;

    (vi) notification by the Company that this Agreement will not be renewed at the end of the Initial Term or any Renewal Term; or

    (vii) a termination of employment by Executive within 30 days following the one-year anniversary of the Effective Time for any reason;

provided, however, that in the event of any termination for Good Reason pursuant to (vii) above, the Termination Payment and other benefits hereunder shall be calculated using a Continuation Period of three years (rather than for the remainder of the Initial Term).

  6.2. Permanent Disability. If the Executive becomes totally and permanently disabled (as defined in the Company's Long-Term Disability Benefit Plan applicable to senior executive officers as in effect at the time Executive's disability is incurred) ("Permanent Disability"), the Company may terminate Executive's employment (but not before Executive's sick leave benefits have been exhausted as provided in Section 4.1) or Executive may terminate his employment, in either case on written notice thereof, and Executive shall receive or commence receiving, as soon as practicable:

    (i) amounts payable pursuant to the terms of all disability insurance policies or similar arrangements which the Company maintains during the term hereof;

    (ii) the Vacation Payment and the Compensation Payment;

    (iii) such payments and coverage under applicable plans, programs or practices, including but not limited to those referred to in Sections 3.2, 3.3, 4.1 and 4.3 hereof, to which he is entitled pursuant to the terms of such plans, programs or practices as required to be modified with respect to Executive by this Agreement;

    (iv) the term life insurance coverage as provided in Section 4.1;

    (v) additional years of service credit equal to the Continuation Period (rounded up to the nearest whole number of years) under the qualified and nonqualified defined benefit retirement plans of the Company in which Executive participates at the time of termination to the extent not already required to be credited thereunder; provided, however, that in the case of a qualified defined benefit retirement plan, the present value, determined as provided in Section 6.1(a)(ii), of the additional benefit Executive would have accrued if he had been credited for all purposes with the additional years of service under such plan will be paid in a lump sum in cash (the "Qualified Plan Payment"); and provided, further, that benefit payments under any nonqualified defined benefit retirement plan will not commence to be paid until the end of the Continuation Period or, if later, the date Executive elects retirement thereunder; and

    (vi) a lump sum cash payment (the "Disability Payment") equal to the sum of (A) Executive's target Bonus Plan awards in accordance with Section 3.2 granted in respect of the fiscal year in which termination occurs prorated for the number of days in the fiscal year until termination occurs and (B) an amount equal to his target annual bonus pursuant to the Bonus Plan for the full and partial years in the Continuation Period discounted to present value (using the IRS applicable federal rate in effect under Section 1274(d) of the Code, at the time of termination).

In addition, all of Executive's stock options shall become exercisable and all restrictions pertaining to restricted stock or other equity awards shall lapse. The Vacation Payment, the Compensation Payment, the Disability Payment and the Qualified Plan Payment due Executive shall be paid by the Company to Executive within 20 days after the termination of Executive's employment.

  6.3. Death. In the event of Executive's death during the term of his employment hereunder, Executive's estate, designated beneficiaries or surviving dependents, as the case may be, shall receive or commence receiving, as soon as practicable:

    (i) any death benefits or survivor benefits or coverage provided under the employee benefit programs, plans and practices referred to in Sections 3.2, 3.3, 4.1 and 4.3 hereof, in accordance with their terms as required to be modified with respect to Executive by this Agreement, including the term life insurance coverage as provided in Section 4.1; provided, however, that the amounts payable under the Bonus Plan referred to in Section 3.2 and under the long-term incentive compensation plans or programs referred to in
  Section 3.3 in respect of the fiscal year or performance cycles, as the case may be, in which his death occurs shall not be less than the target bonus or target award for such fiscal year or performance cycles, prorated for the number of days in the fiscal year or each performance cycle until death; and

    (ii) the Vacation Payment and the Compensation Payment.

In addition, all of Executive's stock options shall become exercisable and all restrictions pertaining to restricted stock or other equity awards shall lapse. The Vacation Payment and the Compensation Payment due shall be paid by the Company within 20 days after the termination of Executive's employment by reason of death.

  6.4. Voluntary Termination by Executive; Discharge for Cause; Termination as of Termination Date. (a) The Company shall have the right to terminate the employment of Executive for Cause. In the event that Executive's employment is terminated by the Company for Cause, or by Executive other than for Good Reason or other than as a result of Executive's Permanent Disability or death, prior to the Termination Date or by either the Company or Executive as of the Termination Date in accordance with the notice procedures set forth in Section 2, Executive shall be entitled to receive the Compensation Payment, the Vacation Payment, and the term life insurance coverage provided by Section
4.1. Except for such payments and coverage, after the termination of Executive's employment under this Section 6.4, the obligations of the Company under this Agreement to make any further payments, or provide any benefits specified herein, to Executive shall thereupon cease and terminate; provided, however, that Executive's rights to any payments or benefits under any Company plans, programs or practices, including but not limited to those referred to in Sections 3.2, 3.3, 4.1 and 4.3, shall be determined pursuant to the terms of such plans, programs or practices as required to be modified with respect to Executive by this Agreement, except that Executive shall be entitled to a supplemental retirement plan benefit in accordance with Section 4.3 notwithstanding the reason (including termination by the Company for Cause) Executive's employment is terminated; and provided, further, except in the event that Executive's employment is terminated by the Company for Cause, the amounts payable to Executive under the Bonus Plan referred to in Section 3.2 and under the long-term incentive compensation plans or programs referred to in Section 3.3 in respect of the fiscal year or performance cycles, as the case may be, in which his termination occurs, shall not be less than the target bonus or target award for such fiscal year or performance cycles, prorated for the number of days in the fiscal year or each performance cycle until termination.

  (b) As used herein, the term "Cause" shall be limited to (i) Executive's conviction by a court of competent jurisdiction for the commission of a felony (other than derivative of an environmental violation) or (ii) Executive's willful and continuous failure, other than by reason of Permanent Disability or death, to perform assigned duties commensurate with his position after written notice of such failure.

  6.5. Nonduplication of Benefits. To the extent, and only to the extent, a payment or benefit that is paid or provided under this Section 6 would also be paid or provided under the terms of the applicable plan, program or arrangement, such applicable plan, program or arrangement will be deemed to have been satisfied by the payment made or benefit provided under this Agreement.

  7. Certain Additional Payments by the Company. Anything in this Agreement to the contrary notwithstanding, if it is determined that any payment or distribution by the Company to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise pursuant to or by reason of any other agreement, policy, plan, program or arrangement, including without limitation any stock option, stock appreciation right or similar rights, or the lapse or termination of any restriction on or the vesting or exercisability of any of the foregoing (a "Payment"), would be subject to the excise tax imposed by
Section 4999 of the Code (or any successor provision thereto) by reason of being "contingent on a change in ownership or control" of KU Energy or the Company, within the meaning of Section 280G of the Code (or any successor provision thereto) or to any similar tax imposed by state or local law, or any interest or penalties with respect to such excise tax (such tax or taxes, together with any such interest and penalties, are hereafter collectively referred to as the "Excise Tax"), then the Executive will be entitled to receive an additional payment or payments (a "Gross-Up Payment") in an amount such that, after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments. All determinations made or required to be made under this Section 7 will be made, and all actions required to be taken in order to carry out the provisions of this Section 7 shall be taken, in a manner consistent with the document entitled "Senior Executive Excise Tax Gross-Up Payment" dated as of the date hereof, on file with the Secretary of the Company.

  8. Mitigation of Damages. Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise after the termination of his employment hereunder and no amounts earned by Executive, whether from self-employment, as a common-law employee or otherwise, shall reduce the amount of any Termination Payment otherwise payable to him.

  9. Notices. All notices or communications hereunder shall be in writing, addressed as follows:

    To the Company:

      LG&E Energy Corp.
      220 West Main Street
      Louisville, Kentucky 40202

    To Executive:

      Michael R. Whitley
      709 Turf Court
      Lexington, Kentucky 40502

Any such notice or communication shall be delivered by hand or by courier or sent certified or registered mail, return receipt requested, postage prepaid, addressed as above (or to such other address as such party may designate in a notice duly delivered as described above), and the third business day after the actual date of mailing shall constitute the time at which notice was given.

  10. Separability; Legal Fees. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect. The Company shall reimburse Executive and be responsible for all of Executive's legal fees and related fees and expenses in connection with any dispute under this Agreement, without regard to which party prevails.

  11. Assignment. This Agreement shall be binding upon and inure to the benefit of the heirs and representatives of Executive and the assigns and successors of the Company (including LG&E Energy as the surviving entity in the Merger and as successor to the Company at the Effective Time), but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by Executive (except by will or by operation of the laws of intestate succession) or by the Company (except pursuant to the Merger), except that the Company may assign this Agreement to any successor (whether by merger, purchase or otherwise) to all or substantially all of the stock, assets or businesses of the Company, if such successor expressly agrees to assume the obligations of the Company hereunder.

  12. Amendment; Waivers. This Agreement may not be modified, amended, or terminated except by an instrument in writing, approved by the Company and signed by Executive and the Company. Failure on the part of either party to complain of any action or omission, breach or default on the part of the other party, no matter how long the same may continue, will never be deemed to be a waiver of any rights or remedies hereunder, at law or in equity.

  13. Beneficiaries; References. Executive shall be entitled to select (and change, to the extent permitted under any applicable law) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following Executive's death, and may change such election, in either case by giving the Company written notice thereof. In the event of Executive's death or a judicial determination of his incompetence, reference in this Agreement to Executive shall be deemed, where appropriate, to refer to his beneficiary, estate or other legal representative. Any reference to the masculine gender in this Agreement shall include, where appropriate, the feminine.

  14. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations. Without limiting the generality of the foregoing, the provisions of Sections 6, 7 and 10 hereunder shall remain in effect as long as necessary to give effect thereto, notwithstanding the expiration of the term of this Agreement. The provisions of this Section 14 are in addition to the survivorship provisions of any other section of this Agreement.

  15. Governing Law. This Agreement shall be construed, interpreted and governed in accordance with the laws of the Commonwealth of Kentucky, without reference to rules relating to conflicts of law.

  16. Effectiveness; Effect on Prior Agreements. This Agreement shall become effective at the Effective Time and shall have no force or effect prior thereto. At the Effective Time, this Agreement shall contain the entire understanding between the parties hereto and supersede in all respects any prior or other agreement or understanding between the Company and Executive other than the KU Energy SSP, which shall be amended as to the Executive so that the Merger will not constitute a "Change in Control" pursuant to the KU Energy SSP. In the event that (i) the Merger Agreement is terminated for any reason prior to the Effective Time, or (ii) Executive's employment with KU Energy is terminated at any time prior to the Effective Time, this Agreement shall be null and void and the KU Energy SSP shall not be amended.

  17. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which will be deemed an original. The headings used in this Agreement are intended for convenience or reference only and will not in any manner amplify, limit, modify or otherwise be used in the construction or interpretation of any provision of this Agreement. All section references are to sections of this Agreement, unless otherwise noted.

                                          KU Energy Corporation


                                          By: /s/ O.M. Goodlett
                                              --------------------------------
                                              Name:  O. M. Goodlett
                                              Title: Senior Vice President

                                          /s/ Michael R. Whitley
                                          -------------------------------------
                                             MICHAEL R. WHITLEY

                                                                        ANNEX F


                             THE BLACKSTONE GROUP

                                                                August 22, 1997

Board of Directors
LG&E Energy Corp.
220 West Main Street
Louisville, Kentucky 40202

Gentlemen and Madame:

  We understand that LG&E Energy Corp. ("LG&E") and KU Energy Corporation ("KU") have entered into an Agreement and Plan of Merger (the "Agreement") dated as of May 20, 1997, which provides for, among other things, the merger of KU with and into LG&E (the "Merger"). Pursuant to the Agreement, LG&E will be the surviving corporation and each issued and outstanding share of common stock, without par value, of KU ("KU Common Stock"), other than those shares held in treasury, by subsidiaries of KU, by LG&E or by subsidiaries of LG&E, or for which dissenters' rights have been perfected, will be converted into the right to receive 1.67 shares (the "Exchange Ratio") of the common stock, without par value, of LG&E ("LG&E Common Stock"). It is also our understanding that LG&E and KU have entered into Stock Option Agreements, each dated as of May 20, 1997 (the "Option Agreements"), pursuant to which LG&E and KU have each granted the other an option to acquire, upon the terms and conditions set forth in the respective Option Agreements, LG&E Common Stock or KU Common Stock (collectively, the "Options"), as the case may be. The terms and conditions of the Merger and the Options are fully set forth in the Merger Agreement and Option Agreements, respectively.

  You have asked us whether, in our opinion, the Exchange Ratio is fair to the holders of LG&E Common Stock from a financial point of view.

  In arriving at the opinion set forth below we have reviewed, among other things, certain publicly available information concerning the business, financial condition and operations of LG&E and KU which we believe to be relevant to our inquiry, and certain internal financial analyses, estimates and forecasts relating to LG&E and KU prepared by, and furnished to us by, the respective managements of LG&E and KU, including estimates of certain operating efficiencies and synergies expected to be achieved as a result of the Merger, that were prepared by the managements of LG&E and KU, with the assistance of a third-party consultant with respect to an estimate of potential cost savings; held discussions with members of management of LG&E and KU concerning their respective businesses, operating environments, prospects and strategic objectives; reviewed the historical market prices and trading activity for LG&E Common Stock and KU Common Stock, compared certain financial and stock market information for LG&E and KU with similar information for certain other companies the securities of which are publicly traded, and reviewed the financial terms of certain recent business combinations in the electric utility industry; considered the pro forma financial effect of the Merger on LG&E; participated in discussions among representatives of LG&E and KU and their respective financial and legal advisors; reviewed the Merger Agreement and Option Agreements; reviewed the Registration Statement, including the Joint Proxy Statement/Prospectus; and performed such other studies and analyses, and took into account such other matters, as we deemed appropriate.

  In arriving at our opinion, we have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us that was publicly available, that was supplied or otherwise made available to us by LG&E and KU or that was otherwise reviewed by us. Without limiting the generality of the foregoing, we have assumed that the financial forecasts and the estimates prepared by LG&E and KU and provided to us, including without limitation, the estimates of operating efficiencies and synergies that would result from the combination of LG&E and KU, have been reasonably determined on a basis reflecting the best currently available judgments and estimates of LG&E and KU, and that such forecasts and such estimates will be realized in the amounts and at the times contemplated thereby. In addition, we have not conducted a physical inspection of the properties and facilities of LG&E or KU, nor have we made an independent evaluation or appraisal of the assets and liabilities of LG&E or KU. We have assumed that the Merger contemplated by the Agreement will be accounted for as a pooling-of-interests under generally accepted accounting principles and will qualify as a tax-free reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended. Our opinion is necessarily based upon economic, market, monetary and other conditions as they exist and can be evaluated, and the information made available to us, as of the date hereof. Furthermore, we express no opinion as to the prices at which LG&E Common Stock will trade at any time.

  This letter does not constitute a recommendation to any shareholder as to how such holder should vote with respect to the Merger, and should not be relied upon by any shareholder as such.

  We have acted as financial advisor to LG&E with respect to the proposed Merger and will receive a fee from LG&E for our services. In addition, we have performed other investment banking and financial advisory services for LG&E in the past for which we have received customary compensation.

  Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio is fair to the holders of LG&E Common Stock from a financial point of view.

                                          Very truly yours,

                                          THE BLACKSTONE GROUP L.P.

                                          By: _________________________________
                                             Michael B. Hoffman
                                             LOGO
                                             Senior Managing Director

                                                                        ANNEX G

-------------------------------------------------------------------------------
    Goldman, Sachs & Co. | 85 Broad Street | New York, New York 10004
    Tel: 212-902-1000

                                                                        GOLDMAN
                                                                       SACHS

-------------------------------------------------------------------------------

PERSONAL AND CONFIDENTIAL

August 22, 1997

Board of Directors
KU Energy Corporation
One Quality Street
Lexington, Kentucky 40507-1428

Gentlemen and Mesdames:

You have requested our opinion as to the fairness to the holders of the outstanding shares of Common Stock, no par value per share (the "Shares"), of KU Energy Corp. (the "Company") of the exchange ratio of 1.67 shares of Common Stock, no par value per share (the "LG&E Energy Corp. Common Stock"), of LG&E Energy Corp. ("LG&E") to be received for each Share (the "Exchange Ratio") in connection with the merger of the Company with and into LG&E (the "Merger") pursuant to the Agreement and Plan of Merger dated as of May 20, 1997 (the "Agreement") by and between the Company and LG&E.

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company, having provided certain investment banking services to the Company from time to time, including having acted as managing underwriter of various public offerings for the Company's wholly-owned subsidiary, Kentucky Utilities, over the past five years, of securities aggregating $315.5 million principal amount and having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement. We have also provided certain investment banking services to LG&E from time to time. We may provide investment banking services to LG&E or certain of its subsidiaries in the future. In the ordinary course of its trading activities, Goldman Sachs actively trades the equity securities of the Company and LG&E, and the debt securities of their respective subsidiaries, for its own account and for the accounts of its customers and may, therefore, at any time hold a long or short position in such securities.

In connection with this opinion, we have reviewed, among other things, the Agreement; Annual Reports to Shareholders and Annual Reports on Form 10-K of the Company and LG&E for the five years ended December 31, 1996; certain interim reports to shareholders and Quarterly Reports on Form 10-Q of the Company and LG&E; certain FERC Forms 1 of Kentucky Utilities Company and Louisville Gas & Electric Company; certain other communications from the Company and LG&E to their respective shareholders; certain estimated cost
    New York | London | Tokyo | Boston | Chicago | Dallas |
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    Memphis | Miami | Montreal | Osaka | Paris | Philadelphia |
    San Francisco | Singapore | Sydney | Toronto | Zurich savings prepared jointly by the managements of the Company and LG&E with the assistance of a third party consultant (the "Cost Savings"); and certain internal financial analyses and forecasts (the "Forecasts") for the Company and LG&E prepared by their respective managements, including analyses and forecasts of certain operating efficiencies and financial synergies (the "Synergies") expected to be achieved as a result of the Merger, that were prepared jointly by the managements of the Company and LG&E. We also have held discussions with members of the senior management of the Company and LG&E regarding past and current business operations, financial condition and future prospects of their respective companies and their analyses of the strategic benefits of the Merger, including, without limitation, the amount and timing of realization of the Synergies and the Cost Savings. In addition, we have reviewed the reported price and trading activity for the Shares and for the LG&E Energy Corporation Common Stock, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the utility industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion as well as upon assessments by each of the Company and LG&E of their respective contingent obligations. In that regard, we have assumed, with your consent, that the Cost Savings and the Forecasts, including, without limitation, the Synergies have been reasonably prepared on a basis reflecting the best currently available judgments and estimates of the managements of the Company and LG&E and that the Synergies and the Cost Savings will be realized in the amounts and at the times contemplated thereby. We have further assumed, with your consent, that obtaining any necessary regulatory or third-party approvals for the transactions contemplated by the Agreement will not have an adverse effect on the Company or LG&E, as applicable. We have also assumed, with your consent, that the consummation of the transactions contemplated by the Agreement will be recorded as a pooling of interests under generally accepted accounting principles. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or LG&E or their respective subsidiaries, and we have not been furnished with any such evaluation or appraisal. Our advisory services and our opinion were provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the transaction contemplated by the Agreement and do not constitute a recommendation to any shareholder of the Company as to how to vote on matters relating to the transactions contemplated by the Agreement.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Exchange Ratio is fair to the holders of the Shares.

Very truly yours,

-------------------------------------
(GOLDMAN, SACHS & CO.)
 LOGO

                                                                        ANNEX H

                              FORM OF AMENDED AND
                      RESTATED ARTICLES OF INCORPORATION
                                      OF
                               LG&E ENERGY CORP.

"FIRST. The corporate name is

                               LG&E Energy Corp.

SECOND. The address of the registered office of LG&E Energy Corp. (herein, the "Company") is 220 West Main Street, P.O. Box 32030, Louisville, Kentucky 40232 and the name of the Company's registered agent at that office is John R. McCall.

THIRD. The mailing address of the principal office of the Company is 220 West Main Street, P.O. Box 32030, Louisville, Kentucky 40232.

FOURTH. A. AUTHORIZED CAPITAL STOCK. The total number of shares which the Company shall have the authority to issue shall be 305,000,000 shares, of which 300,000,000 shares shall be Common Stock, without par value, and 5,000,000 shares shall be Preferred Stock, without par value.

B. COMMON STOCK. The Board of Directors is hereby authorized to cause shares of Common Stock, without par value, to be issued from time to time for such consideration as may be fixed from time to time by the Board of Directors, or by way of stock split pro rata to the holders of the Common Stock. The Board of Directors may also determine the proportion of the proceeds received from the sale of such stock which shall be credited upon the books of the Company to Capital or Capital Surplus.

Each share of the Common Stock shall be equal in all respects to every other share of the Common Stock. Subject to any special voting rights of the holders of Preferred Stock fixed by or pursuant to the provisions of Paragraph C of this Article Fourth, the shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which shareholders have the right to vote and, to the extent required by law, to cumulative voting in all elections of directors by shareholders.

No holder of shares of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into stock, of any class whatsoever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise. After the requirements with respect to preferential dividends on Preferred Stock (fixed by or pursuant to the provisions of Paragraph C of this Article Fourth), if any, shall have been met and after the Company shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed by or pursuant to the provisions of Paragraph C of this Article Fourth) and subject further to any other conditions which may be fixed by or pursuant to the provisions of Paragraph C of this Article Fourth, then, but not otherwise, the holders of Common Stock shall be entitled to receive dividends, if any, as may be declared from time to time by the Board of Directors.

After distribution in full of the preferential amount (fixed by or pursuant to the provisions of Paragraph C of this Article Fourth), if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Company, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Company, tangible and intangible, of whatever kind available for distribution to shareholders, ratably in proportion to the number of shares of Common Stock held by each.

C. PREFERRED STOCK. Shares of Preferred Stock may be divided into and issued in such series, on such terms and for such consideration as may from time to time be determined by the Board of Directors of the Company. Each series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. All shares of Preferred Stock shall be identical, except as to variations between different series in the relative rights and preferences as permitted or contemplated by the next succeeding sentence. Authority is hereby vested in the Board of Directors of the Company to establish out of shares of Preferred Stock which are authorized and unissued from time to time one or more series thereof and to fix and determine the following relative rights and preferences of shares of each such series:

  (1) The distinctive designation of, and the number of shares which shall constitute, the series and the "stated value" or "nominal value," if any, thereof;

  (2) The rate of dividend applicable to shares of such series;

  (3) The price at and the terms and conditions on which shares of such series may be redeemed;

  (4) The amount payable upon shares of such series in the event of the involuntary liquidation of the Company;

  (5) The amount payable upon shares of such series in the event of the voluntary liquidation of the Company;

  (6) Sinking fund provisions for the redemption or purchase of shares of such series;

  (7) The terms and conditions on which shares of such series may be converted, if such shares are issued with the privilege of conversion;

  (8) The voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (i) the right to one or less than one vote per share on any or all matters voted upon by the shareholders and (ii) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this Company in the event there shall have been a failure to pay dividends on any one or more series of Preferred Stock or under such other circumstances and upon such conditions as the Board of Directors may determine; provided, however, that in no event shall a share of Preferred Stock have more than one vote; and

  (9) Any other such rights and preferences as are not inconsistent with the Kentucky Business Corporation Act.

No holder of any share of any series of Preferred Stock shall be entitled to vote for the election of directors or in respect of any other matter except as may be required by the Kentucky Business Corporation Act, as amended, or as is permitted by the resolution or resolutions adopted by the Board of Directors authorizing the issue of such series of Preferred Stock.

D. OTHER PROVISIONS.

  (1) The relative powers, preferences, and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in Paragraph C of this Article Fourth, and the consent by class or series vote or otherwise, of the holders of the Preferred Stock or such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, powers, preferences and rights of such outstanding series, or any of them, provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of Preferred Stock.

  (2) Subject to the provisions of Section 1 of this Paragraph D, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

  (3) Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

  (4) No holder of any of the shares of any class or series of shares or securities convertible into such shares of any class or series of shares, or of options, warrants or other rights to purchase or acquire shares of any class or series of shares or of other securities of the Company shall have any preemptive right to purchase, acquire, subscribe for any unissued shares of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the Company of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for shares of any class or series, or carrying any right to purchase or acquire shares of any class or series, but any such unissued shares, additional authorized issue of shares of any class or series of shares or securities convertible into or exchangeable for shares, or carrying any right to purchase or acquire shares, may be issued and disposed of pursuant to resolution of the Board of Directors to such persons, firms, corporations or associations, and upon such terms, as may be deemed advisable by the Board of Directors in the exercise of its sole discretion.

  (5) The Company reserves the right to increase or decrease its authorized capital shares, or any class or series thereof or to reclassify the same and to amend, alter, change or repeal any provision contained in the Articles of Incorporation or in any amendment thereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are hereinbefore prescribed, and all rights conferred upon shareholders in the Articles of Incorporation of this Company, or any amendment thereto, are granted subject to this reservation.

FIFTH. The purpose of the Company is the transaction of any or all lawful business for which corporations may be incorporated under the Kentucky Business Corporation Act.

SIXTH. The period of the Company's duration shall be perpetual.

SEVENTH. A. Certain Definitions. For purposes of this Article Seventh:

  (1) "Affiliate," including the term "affiliated person," means a person who directly, or indirectly through one (1) or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

  (2) "Associate," when used to indicate a relationship with any person, means:

    (a) Any corporation or organization (other than the Company or a Subsidiary), of which such person is an officer, director or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of Equity Securities;

    (b) Any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and

    (c) Any relative or spouse of such person, or any relative of such spouse, any one (1) of whom has the same home as such person or is a director or officer of the corporation or any of its Affiliates.

  (3) "Beneficial Owner," when used with respect to any Voting Stock, means a person:

    (a) Who, individually or with any of its Affiliates or Associates, beneficially owns Voting Stock, directly or indirectly; or

    (b) Who, individually or with any of its Affiliates or Associates, has:

      1. The right to acquire Voting Stock, whether such right is exercisable immediately or only after the passage of time and whether or not such right is exercisable only after specified conditions are met, pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

      2. The right to vote Voting Stock pursuant to any agreement, arrangement, or understanding; or

      3. Any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting or disposing of Voting Stock with any other person who beneficially owns, or whose Affiliates or Associates beneficially owns, directly or indirectly, such shares of Voting Stock.

  (4) "Business Combination" means:

    (a) Any merger or consolidation of the Company or any Subsidiary with any Interested Shareholder, or any other corporation, whether or not itself an Interested Shareholder, which is, or after the merger or consolidation would be, an Affiliate of an Interested Shareholder who was an Interested Shareholder prior to the transaction;

    (b) Any sale, lease, transfer, or other disposition, other than in the ordinary course of business, in one (1) transaction or a series of transactions in any twelve-month period, to any Interested Shareholder or any Affiliate of any Interested Shareholder, other than the Company or any Subsidiary, of any assets of the Company or any Subsidiary having, measured at the time the transaction or transactions are approved by the Board of Directors of the Company, an aggregate book value as of the end of the Company's most recently ended fiscal quarter of five percent (5%) or more of the total Market Value of the outstanding stock of the Company or of its net worth as of the end of its most recently ended fiscal quarter;

    (c) The issuance or transfer by the Company, or any Subsidiary, in one transaction or a series of transactions in any twelve-month period, of any Equity Securities of the Company or any Subsidiary which have an aggregate Market Value of five percent (5%) or more of the total Market Value of the outstanding stock of the Company, determined as of the end of the Company's most recently ended fiscal quarter prior to the first such issuance or transfer, to any Interested Shareholder or any Affiliate of any Interested Shareholder, other than the Company or any of its Subsidiaries, except pursuant to the exercise of warrants or rights to purchase securities offered pro rata to all holders of the Company's Voting Stock or any other method affording substantially proportionate treatment to the holders of Voting Stock;

    (d) The adoption of any plan or proposal for the liquidation or dissolution of the Company in which anything other than cash will be received by an Interested Shareholder or any Affiliate of any Interested Shareholder; or

    (e) Any reclassification of securities, including any reverse stock split; or recapitalization of the Company; or any merger or consolidation of the Company with any of its Subsidiaries; or any other transaction which has the effect, directly or indirectly, in one transaction or a series of transactions, of increasing by five percent (5%) or more the proportionate amount of the outstanding shares of any class of Equity Securities of the Company or any Subsidiary which is directly or indirectly beneficially owned by any Interested Shareholder or any Affiliate of any Interested Shareholder.

  (5) "Common Stock" means any stock of the Company other than preferred or preference stock of the Company.

  (6) "Continuing Director" means any member of the Company's Board of Directors who is not an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder or any of its Affiliates, other than the Company or any of its Subsidiaries, and who was a director of the Company prior to the time the Interested Shareholder became an Interested Shareholder, and any successor to such Continuing Director who is not an Interested Shareholder or an Affiliate or Associate of an Interested Shareholder or any of its Affiliates, other than the Company or any of its Subsidiaries, and was recommended or elected by a majority of the Continuing Directors at a meeting at which a quorum consisting of a majority of the Continuing Directors is present.

  (7) "Control," including the term "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and the beneficial ownership of ten percent (10%) or more of the votes entitled to be cast by a corporation's Voting Stock creates a presumption of control.

  (8) "Equity Security" means:

    (a) Any stock or similar security, certificate of interest, or participation in any profit-sharing agreement, voting trust certificate, or certificate of deposit for the foregoing;

    (b) Any security convertible, with or without consideration, into an Equity Security, or any warrant or other security carrying any right to subscribe to or purchase an Equity Security; or

    (c) Any put, call, straddle, or other option, right or privilege of acquiring an Equity Security from or selling an Equity Security to another without being bound to do so.

  (9) "Interested Shareholder" means any person, other than the Company or any of its Subsidiaries, who:

    (a) Is the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the outstanding Voting Stock of the Company; or is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the Beneficial Owner, directly or indirectly, of ten percent (10%) or more of the voting power of the then outstanding Voting Stock of the Company.

    (b) For the purpose of determining whether a person is an Interested Shareholder, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned by the person through application of Subsection (3) of this Paragraph A of Article Seventh but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement, arrangement, or understanding, or upon exercise of conversion rights, warrants or options or otherwise.

  (10) "Market Value" means:

    (a) In the case of stock, the highest closing sale price during the thirty-day period immediately preceding the date in question of a share of such stock on the composite tape for New York Stock Exchange listed stocks, or, if such stock is not quoted on the composite tape, on the New York Stock Exchange, or if such stock is not listed on such exchange, on the principal United States securities exchanges registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the thirty-day period preceding the date in question on the National Association of Securities Dealers, Inc., Automated Quotation System or any system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors at a meeting of the Board of Directors at which a quorum consisting of at least a majority of the Continuing Directors is present; and

    (b) In the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Continuing Directors at a meeting of the Board of Directors at which a quorum consisting of at least a majority of the Continuing Directors is present.

  (11) "Subsidiary" means any corporation of which Voting Stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the Company.

  (12) "Voting Stock" means shares of capital stock of a corporation entitled to vote generally in the election of its directors.

B. MINIMUM SHARE VOTE REQUIREMENTS FOR APPROVAL OF BUSINESS COMBINATIONS.

  (1) In addition to any vote otherwise required by law or these Articles of Incorporation, a Business Combination shall be recommended by the Board of Directors of the Company and approved by the affirmative vote of at least:

    (a) Eighty percent (80%) of the votes entitled to be cast by outstanding shares of Voting Stock of the Company, voting together as a single voting group, and

    (b) Two-thirds of the votes entitled to be cast by holders of Voting Stock other than Voting Stock beneficially owned by the Interested Shareholder who is, or whose Affiliate is, a party to the Business Combination or by an Affiliate or Associate of such Interested Shareholder, voting together as a single voting group.

  (2) Unless a Business Combination is exempted from the operation of this Paragraph B in accordance with Paragraph C of this Article Seventh, the failure to comply with the voting requirements of Subsection (1) of this Paragraph B shall render such Business Combination void.

C. EXEMPTIONS FROM MINIMUM SHARE VOTE REQUIREMENTS.

  (1) For purposes of Section (2) of this Paragraph C

    (a) "Announcement Date" means the first general public announcement of the proposal or intention to make a proposal of the Business Combination or the first communication generally to shareholders of the Company, whichever is earlier.

    (b) "Determination Date" means the date on which an Interested Shareholder first became an Interested Shareholder, and

    (c) "Valuation Date" means:

      1. For a Business Combination voted upon by shareholders, the latter of the day prior to the date of the shareholders' vote or the date twenty (20) days prior to the consummation of the Business Combination; and

      2. For a Business Combination not voted upon by shareholders, the date of the consummation of the Business Combination.

  (2) The vote required by Paragraph B of this Article Seventh does not apply to a Business Combination if each of the following conditions is met:

    (a) The aggregate amount of the cash and the Market Value as of the Valuation Date of consideration other than cash to be received per share by holders of Common Stock in such Business Combination is at least equal to the highest of the following:

      1. The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the Interested Shareholder for any shares of Common Stock of the same class or series acquired by it:

        a. Within the two-year period immediately prior to the Announcement Date of the proposal of the Business Combination; or

        b. In the transaction in which it became an Interested Shareholder, whichever is higher; or

      2. The Market Value per share of Common Stock of the same class or series on the Announcement Date or on the Determination Date, whichever is higher; or

      3. The price per share equal to the Market Value per share of Common Stock of the same class or series determined pursuant to clause 2 of this Subsection (a), multiplied by the fraction of:

        a. The highest per share price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Shareholder for any shares of Common Stock of the same class or series acquired by it within the two-year period immediately prior to the Announcement Date ever.

        b. The Market Value per share of Common Stock of the same class or series on the first day in such two-year period on which the Interested Shareholder acquired any shares of Common Stock.

    (b) The aggregate amount of the cash and the Market Value as of the Valuation Date of consideration other than cash to be received per share by holders of shares of any class or series of outstanding stock other than Common Stock is at least equal to the highest of the following, whether or not the Interested Shareholder has previously acquired any shares of a particular class or series of stock:

      1. The highest per share price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Shareholder for any shares of such class of stock acquired by it.

        a. Within the two-year period immediately prior to the Announcement Date of the proposal of the Business Combination; or

        b. In the transaction in which it became an Interested Shareholder, whichever is higher; or

      2. The highest preferential amount per share to which the holders of shares of such class of stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company; or

      3. The Market Value per share of such class of stock on the Announcement Date or on the Determination Date, whichever is higher; or

      4. The price per share equal to the Market Value per share of such class of stock determined pursuant to clause 3 of this Subsection (b), multiplied by the fraction of:

        a. The highest per share price, including any brokerage commissions, transfer taxes and soliciting dealers' fees, paid by the Interested Shareholder for any shares of any class of Voting Stock acquired by it within the two-year period immediately prior to the Announcement Date, over

        b. The Market Value per share of the same class of Voting Stock on the first day in such two-year period on which the Interested Shareholder acquired any shares of the same class of Voting Stock.

    (c) In making any price calculation under Section (2) of this Paragraph C, appropriate adjustments shall be made to reflect any reclassification, including any reverse stock split; recapitalization; reorganization; or any similar transaction which has the effect of reducing the number of outstanding shares of the stock. The consideration to be received by holders of any class or series of outstanding stock is to be in cash or in the same form as the Interested Shareholder has previously paid for shares of the same class or series of stock. If the Interested Shareholder has paid for shares of any class of stock with varying forms of consideration, the form of consideration for such class of stock shall be either cash or the form used to acquire the largest number of shares of such class or series of stock previously acquired by it.

    (d) 1. After the Interested Shareholder has become an Interested Shareholder and prior to the consummation of such Business Combination.

      a. There shall have been no failure to declare and pay at the regular date therefor any full period dividends, whether or not cumulative, on any outstanding preferred stock of the Company;

      b. There shall have been no reduction in the annual rate of dividends paid on any class or series of stock of the Company that is not preferred stock, except as necessary to reflect any subdivision of the stock, and an increase in such annual rate of dividends as necessary to reflect any reclassification, including any reverse stock split, recapitalization, reorganization, or any similar transaction which has the effect of reducing the number of outstanding shares of the stock;

      c. The Interested Shareholder shall not become the Beneficial Owner of any additional shares of stock of the Company except as part of the transaction which resulted in such Interested Shareholder becoming an Interested Shareholder or by virtue of proportionate stock splits or stock dividends.

      2. The provisions of subclauses a and b of clause 1 do not apply if no Interested Shareholder or an Affiliate or Associate of the Interested Shareholder voted as a director of the Company in a manner inconsistent with such subclauses and the Interested shareholder, within ten (10) days after any act or failure to act inconsistent with such subclauses, notifies the Board of Directors of the Company in writing that the Interested Shareholder disapproves thereof and requests in good faith that the Board of Directors rectify such act or failure to act.

    (e) After the Interested Shareholder has become an Interested Shareholder, the Interested Shareholder may not have received the benefit, directly or indirectly, except proportionately as a shareholder, of any loans, advances, guarantees, pledges or other financial assistance provided by the Company or any Subsidiary, whether in anticipation of or in connection with such Business Combination or otherwise.

  (3) (a) The vote required by Paragraph B of this Article Seventh does not apply to any Business Combination that is approved by a majority of Continuing Directors at a meeting of the Board of Directors at which a quorum consisting of at least a majority of the Continuing Directors is present.

  (b) Unless by its terms a resolution adopted under the foregoing subsection
(a) of this Section (3) is made irrevocable, it may be altered or repealed by the Board of Directors, but this shall not affect any Business Combinations that have been consummated, or are the subject of an existing agreement entered into, prior to the alteration or repeal.

D. POWERS OF THE BOARD OF DIRECTORS. A majority of the Continuing Directors of the Company shall have the power and duty to determine, on the basis of information known to them after reasonable inquiry, all facts necessary to determine compliance with this Article Seventh, including without limitation,
(a) whether a person is an Interested Shareholder, (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the assets which are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has, an aggregate book value or Market Value of five percent (5%) or more of the total Market Value of the outstanding stock of the Company or of its net worth, and (e) whether the requirements of Paragraph C of this Article Seventh have been met.

E. NO EFFECT ON FIDUCIARY OBLIGATIONS OF INTERESTED SHAREHOLDERS. Nothing contained in this Article Seventh shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

F. AMENDMENT OR REPEAL. Notwithstanding any other provisions of this Article Seventh or of any other Article hereof, or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Seventh, any other Article hereof, or the By-Laws of the Company), the provisions of this Article Seventh may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least: (i) 80% of the combined voting power of the then outstanding Voting Stock of the Company, voting together as a single class and (ii) 66 2/3% of the combined voting power of the then outstanding Voting Stock (which is not beneficially owned by an Interested Shareholder), voting together as a single class.

EIGHTH. A. NUMBER, ELECTION AND TERMS OF DIRECTORS. The business of the Company shall be managed by a Board of Directors. The number of directors of the Company shall be fixed from time to time by or pursuant to the By-Laws of the Company. Except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, the directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws of the Company. One class shall be originally elected for a term expiring at the annual meeting of shareholders to be held in 1991, another class shall be originally elected for a term expiring at the annual meeting of shareholders to be held in 1992, and another class shall be originally elected for a term expiring at the annual meeting of shareholders to be held in 1993, with each member of each class to hold office until a successor is elected and qualified. At each annual meeting of shareholders of the Company and except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term of three years.

B. SHAREHOLDER NOMINATION OF DIRECTOR CANDIDATES AND INTRODUCTION OF
BUSINESS. Advance notice of shareholder nominations for the election of directors, and advance notice of business to be brought by shareholders before an annual meeting of shareholders, shall be given in the manner provided in the By-Laws of the Company.

C. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Except as otherwise required by law and except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances: (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

D. REMOVAL. Except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, any director may be removed from office, with or without cause, only by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class. Notwithstanding the foregoing provisions of this Paragraph D, if at any time any shareholders of the Company have cumulative voting rights with respect to the election of directors and less than the entire Board of Directors is to be removed, no director may be removed from office if the votes cast against removal would be sufficient to elect the person as a director if cumulatively voted at an election of the class of directors of which such person is a part. Whenever in this Article Eighth or in Article Ninth hereof or in Article Tenth hereof, the phrase, "the then outstanding shares of the Company's stock entitled to vote generally" is used, such phrase shall mean each then outstanding share of any class or series of the Company's stock that is entitled to vote generally in the election of the Company's directors.

E. AMENDMENT OR REPEAL. Notwithstanding any other provisions of this Article Eighth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Eighth, any other Article hereof, or the By-Laws of the Company), the provisions of this Article Eighth may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class.

NINTH. Any action required or permitted to be taken by the shareholders of the Company at a meeting of such holders may be taken without such a meeting only by written consent by all of the shareholders entitled to vote on the subject matter thereof. Except as otherwise mandated by Kentucky law and except as otherwise provided in or fixed by or pursuant to the provisions of Article Fourth hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances, special meetings of shareholders of the Company may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or by the President of the Company. Notwithstanding any other provisions of this Article Ninth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Ninth, any other Article hereof, or the By-Laws of the Company), the provisions of this Article Ninth may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class.

TENTH. The Board of Directors shall have power to adopt, amend and repeal the By-Laws of the Company to the maximum extent permitted from time to time by Kentucky law; provided, however, that any By-Laws adopted by the Board of Directors under the powers conferred hereby may be amended or repealed by the Board of Directors or by the holders of at least a majority of the combined voting power of the outstanding shares of the Company's stock entitled to vote generally, voting together as a single class, except that, and notwithstanding any other provisions of this Article Tenth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Tenth, any other Article hereof or the By-Laws of the Company), no provision of Section 2, Section 5 or Section 6 of Article I of the By-Laws or of Section 1 of
Article II of the By-Laws or of Article VIII of the By-Laws may be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class. Notwithstanding any other provisions of this Article Tenth or of any other Article hereof or of the By-Laws of the Company (and notwithstanding the fact that a lesser percentage may be specified from time to time by law, this Article Tenth, any other Article hereof, or the By-Laws of the Company), the provisions of this Article Tenth may not be altered, amended or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally, voting together as a single class.

ELEVENTH. A director of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of his duties as a director, except for liability (i) for any transaction in which the director's personal financial interest is in conflict with the financial interests of the Company or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or are known to the director to be a violation of law, (iii) under Kentucky Revised Statutes 271B.8-330, or (iv) for any transaction from which the director derived any improper personal benefit. If the Kentucky Business Corporation Act as amended after approval by the shareholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Kentucky Business Corporation Act, as so amended.

Any repeal or modification of the foregoing paragraph by the shareholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

TWELFTH. A. Right to Indemnification. Each person who was or is a director of the Company and who was or is made a party or is threatened to be made a party to or as otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnified Director"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Company to the fullest extent permitted by the Kentucky Business Corporation Act, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all liability, all reasonable expense and all loss (including, without limitation, judgments, fines, reasonable attorneys' fees, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such Indemnified Director in connection therewith and such indemnification shall continue as to an Indemnified Director who has ceased to be a director and shall inure to the benefit of the Indemnified Director's heirs, executors and administrators. Each person who was or is an officer of the Company and not a director of the Company and who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any proceeding, by reason of the fact that he or she is or was an officer of the Company or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "Indemnified Officer"), whether the basis of such proceeding is alleged action in an official capacity as an officer or in any other capacity while serving as an officer, shall be indemnified and held harmless by the Company against all liability, all reasonable expense and all loss (including, without limitation, judgments, fines, reasonable attorneys' fees, ERISA excise taxes or penalties and amounts paid in settlement) incurred or suffered by such Indemnified Officer to the same extent and under the same conditions that the Company must indemnify an Indemnified Director pursuant to the immediately preceding sentence and to such further extent as is not contrary to public policy and such indemnification shall continue as to an Indemnified Officer who has ceased to be an officer and shall inure to the benefit of the Indemnified Officer's heirs, executors and administrators. Notwithstanding the foregoing and except as provided in Paragraph B of this Article Twelfth with respect to proceedings to enforce rights to indemnification, the Company shall indemnify any Indemnified Director or Indemnified Officer in connection with a proceeding (or part thereof) initiated by such Indemnified Director or Indemnified Officer only if such proceeding (or part thereof) was authorized by the Board of Directors of the Company. As hereinafter used in this Article Twelfth, the term "indemnitee" means any Indemnified Director or Indemnified Officer. Any person who is or was a director or officer of a subsidiary of the Company shall be deemed to be serving in such capacity at the request of the Company for purposes of this Article Twelfth. The right to indemnification conferred in this Article shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Kentucky

Business Corporation Act requires, an advancement of expenses incurred by an indemnitee who at the time of receiving such advance is a director of the Company shall be made only upon: (i) delivery to the Company of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter, a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise; (ii) delivery to the Company of a written affirmation of the indemnitee's good faith belief that he or she has met the standard of conduct that makes indemnification by the Company permissible under the Kentucky Business Corporation Act; and (iii) a determination that the facts then known to those making the determination would not preclude indemnification under the Kentucky Business Corporation Act. The right to indemnification and advancement of expenses conferred in this Paragraph A shall be a contract right.

B. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Paragraph A of this Article Twelfth is not paid in full by the Company within sixty days after a written claim has been received by the Company (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit or in a suit brought by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee also shall be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (other than a suit to enforce a right to an advancement of expenses brought by an indemnitee who will not be a director of the Company at the time such advance is made) it shall be a defense that, and in (ii) any suit by the Company to recover an advancement of expenses pursuant to the terms of an undertaking the Company shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the standard that makes it permissible hereunder or under the Kentucky Business Corporation Act (the "applicable standard") for the Company to indemnify the indemnitee for the amount claimed. Neither the failure of the Company (including its Board of Directors, a committee of the Board of Directors, independent legal counsel or its shareholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard, nor an actual determination by the Company (including its Board of Directors, a committee of the Board of Directors, independent legal counsel or its shareholders) that the indemnitee has not met the applicable standard, shall create a presumption that the indemnitee has not met the applicable standard or, in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article Twelfth or otherwise shall be on the Company.

C. NON-EXCLUSIVITY OF RIGHTS. The rights to indemnification and to the advancement of expenses conferred in this Article Twelfth shall not be exclusive of any other right which any person may have or hereinafter acquire under any statute, these Restated Articles of Incorporation, any By-Law, any agreement, any vote of shareholders or disinterested directors or otherwise.

D. INSURANCE. The Company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under the Kentucky Business Corporation Act.

E. INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Company and to any person serving at the request of the Company as an agent or employee of another corporation or of a joint venture, trust or other enterprise to the fullest extent of the provisions of this Article Twelfth with respect to the indemnification and advancement of expenses of either directors or officers of the Company.

F. REPEAL OR MODIFICATION. Any repeal or modification of any provision of this Article Twelfth shall not adversely affect any rights to indemnification and to advancement of expenses that any person may have at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

G. SEVERABILITY. In case any one or more of the provisions of this Article Twelfth, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions in this Article Twelfth, and any other application thereof, shall not in any way be affected or impaired thereby.

THIRTEENTH. The name and mailing address of the sole incorporator is:

                                Charles A. Markel III
                                LG&E Energy Corp.
                                220 West Main Street
                                P.O. Box 32030
                                Louisville, KY 40232

FOURTEENTH. SERIES A PREFERRED STOCK.

Designation and Amount. There shall be a series of the Preferred Stock designated as "Series A Preferred Stock". The number of shares constituting such series shall be 2,000,000 and such series shall have the preferences, limitations and relative rights set forth below.

Section 1. Dividends and Distributions.

  (A) Subject to the possible prior and superior rights of the holders of any shares of any other series of Preferred Stock or any other shares of preferred stock of the Company ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, each holder of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for that purpose: (i) quarterly dividends payable in cash on the first day of January, April, July, and October in each year (each such date being a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of such share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $5.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends declared on shares of the Common Stock of the Company, without par value (the "Common Stock"), since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of a share of Series A Preferred Stock, and (ii) subject to the provision for adjustment hereinafter set forth, quarterly distributions (payable in kind) on each Quarterly Dividend Payment Date in an amount per share equal to 100 times the aggregate per share amount of all non-cash dividends or other distributions (other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock, by reclassification or otherwise) declared on shares of Common Stock since the immediately preceding Quarterly Dividend Payment Date, or with respect to the first Quarterly Dividend Payment Date, since the first issuance of a share of Series A Preferred Stock. If the Quarterly Dividend Payment Date is a Saturday, Sunday or legal holiday, then such Quarterly Dividend Payment Date shall be the first immediately preceding calendar day which is not a Saturday, Sunday or legal holiday. In the event that the Company shall at any time after December 5, 1990, (the "Rights Declaration Date") (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case, the amount to which the holder of a share of Series A Preferred Stock was entitled immediately prior to such event pursuant to the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event, and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

  (B) The Company shall declare a dividend or distribution on shares of Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the shares of Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $5.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

  (C) Dividends shall begin to accrue and shall be cumulative on each outstanding share of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issuance of such share of Series A Preferred Stock, unless the date of issuance of such share is prior to the record date for the first Quarterly Dividend Payment Date, in which case, dividends on such share shall begin to accrue from the date of issuance of such share, or unless the date of issuance is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on shares of Series A Preferred Stock in an amount less than the aggregate amount of all such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all shares of Series A Preferred Stock at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

  (D) Dividends payable on the Series A Preferred Stock for the initial dividend period and for any period less than a full quarterly period, shall be computed on the basis of a 360-day year of 30-day months.

Section 2. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

  (A) Each share of Series A Preferred Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the shareholders of the Company and, to the extent required by law, to cumulative voting in all elections of directors by shareholders.

  (B) Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of shareholders of Company.

  (C) If at the time of any annual meeting of shareholders for the election of directors a "default in preference dividends" on the Series A Preferred Stock shall exist, the holders of the Series A Preferred Stock shall have the right at such meeting, voting together as a single class, to the exclusion of the holders of Common Stock, to elect two (2) directors of the Company. Such right shall continue until there are no dividends in arrears upon the Series A Preferred Stock. Either or both of the two directors to be elected by the holders of the Series A Preferred Stock may be to fill a vacancy or vacancies created by an increase by the Board of Directors in the number of directors constituting the Board of Directors. Each director elected by the holders of Preferred Stock (a "Preferred Director") shall continue to serve as such director for the full term for which he or she shall have been elected, notwithstanding that prior to the end of such term a default in preference dividends shall cease to exist. Any Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of the outstanding Series A Preferred Stock voting together as a single class, at a meeting of the shareholders or of the holders of Preferred Stock called for the purpose. So long as a default in preference dividends on the Series A Preferred Stock shall exist, (i) any vacancy in the office of a Preferred Director may be filled (except as provided in the following clause (ii)) by an instrument in writing signed by the remaining Preferred Director and filed with the Company and (ii) in the case of the removal of any Preferred Director, the vacancy may be filled by the vote of the holders of the outstanding Series A Preferred Stock voting together as a single class, at the same meeting at which such removal shall be voted. Each director appointed as aforesaid by the remaining Preferred Director shall be deemed, for all purposes hereof, to be a Preferred Director. For the purposes hereof, a "default in preference dividends" on the Preferred Stock shall be deemed to have occurred whenever the amount of accrued and unpaid dividends upon the Series A Preferred Stock shall be equivalent to six (6) full quarterly dividends or more, and having so occurred, such default shall be deemed to exist thereafter until, but only until, all accrued dividends on all Series A Preferred Stock then outstanding shall have been paid to the end of the last preceding quarterly dividend period. The provisions of this paragraph
(C) shall govern the election of Directors by holders of Series A Preferred Stock during any default in preference dividends notwithstanding any provisions of these Articles of Incorporation to the contrary.

  (D) Except as set forth herein, holders of shares of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of shares of Common Stock as set forth herein) for taking any corporate action.

Section 3. Certain Restrictions.

  (A) Until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of Series A Preferred Stock shall have been paid in full, the Company shall not:

    (i) Declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of junior stock;

    (ii) Declare or pay dividends on or make any other distributions on any shares of parity stock, except dividends paid ratably on shares of Series A Preferred Stock and shares of all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of such Series A Preferred Stock and all such shares are then entitled;

    (iii) Redeem or purchase or otherwise acquire for consideration shares of any junior stock, provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any other junior stock;

    (iv) Purchase or otherwise acquire for consideration any shares of Series A Preferred Stock or any shares of parity stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

  (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 3, purchase or otherwise acquire such shares at such time and in such manner.

Section 4. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall, upon their cancellation, become authorized but unissued Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth in the Articles of Incorporation of the Company creating a series of Preferred Stock or any similar shares or as otherwise required by law.

Section 5. Liquidation, Dissolution or Winding Up.

  (A) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, no distributions shall be made (i) to the holders of shares of junior stock unless the holders of Series A Preferred Stock shall have received, subject to adjustment as hereinafter provided in paragraph (B), the greater of either (a) $100.00 per share plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, or (b) an amount per share equal to 100 times the aggregate per share amount to be distributed to holders of shares of Common Stock or (ii) to the holders of shares of parity stock, unless simultaneously therewith distributions are made ratably on shares of Series A Preferred Stock and all other shares of such parity stock in proportion to the total amounts to which the holders of shares of Series A Preferred Stock are entitled under clause (i)(a) of this sentence and to which the holders of shares of such parity stock are entitled, in each case, upon such liquidation, dissolution or winding up.

  (B) In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or
(iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case, the aggregate amount to which holders of Series A Preferred Stock were entitled immediately prior to such event pursuant to clause (i)(b) of paragraph (A) of this Section 5 shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event, and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 6. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or converted into other stock or securities, cash and/or any other property, then in any such case, shares of Series A Preferred Stock shall at the same time be similarly exchanged for or converted into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted or exchanged. In the event the Company shall at any time after the Rights Declaration Date (i) declare any dividend on outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, or (iii) combine outstanding shares of Common Stock into a smaller number of shares, then in each such case, the amount set forth in the immediately preceding sentence with respect to the exchange or conversion of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which shall be the number of shares of Common Stock that are outstanding immediately after such event, and the denominator of which shall be the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Redemption. The shares of Series A Preferred Stock shall not be redeemable.

Section 8. Ranking. The shares of Series A Preferred Stock shall rank junior to all other series of the Preferred Stock and to any other class of preferred stock that hereafter may be issued by the Company as to the payment of dividends and the distribution of assets, unless the terms of any such series or class shall provide otherwise.

Section 9. Amendment. These Restated Articles of Incorporation shall not hereafter be amended, either directly or indirectly, or through merger or consolidation with another corporation, in any manner that would alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 10. Fractional Shares. The Series A Preferred Stock may be issued in fractions of a share, which fractions shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions, and to have the benefit of all other rights of holders of Series A Preferred Stock.

Section 11. Certain Definitions. As used herein with respect to the Series A Preferred Stock, the following terms shall have the following meanings:

  (A) The term "junior stock" (i) as used in Section 3, shall mean the Common Stock and any other class or series of capital stock of the Company hereafter authorized or issued over which the Series A Preferred Stock has preference or priority as to the payment of dividends, and (ii) as used in
Section 5, shall mean the Common Stock and any other class or series of capital stock of the Company over which the Series A Preferred Stock has preference or priority in the distribution of assets on any liquidation, dissolution or winding up of the Company.

  (B) The term "parity stock" (i) as used in Section 3, shall mean any class or series of stock of the Company hereafter authorized or issued ranking pari passu with the Series A Preferred Stock as to dividends, and (ii) as used in
Section 5, shall mean any class or series of stock of the Company ranking pari passu with the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up.

The undersigned hereby certifies that the Amended and Restated Articles of Incorporation correctly set forth the corresponding Articles of Incorporation as amended and that these Amended and Restated Articles of Incorporation supersede the original Articles of Incorporation and any amendments and corrections thereto.

                                          LG&E Energy Corp.

                                          By: _________________________________
                                            John R. McCall,
                                            Executive Vice President,
                                            Secretary and General Counsel

                                                                        ANNEX I
                                    FORM OF
                               LG&E ENERGY CORP.
                                    BY-LAWS

                                   Article I
                           Meetings of Stockholders

  Section 1. The Annual Meeting of the stockholders of the Company shall be held in or out of Kentucky at a time, date and place to be annually designated by the Board of Directors.

  Section 2. Except as otherwise mandated by Kentucky law and except as otherwise provided in or fixed by or pursuant to the Company's Articles of Incorporation, special meetings of the stockholders may be called only by the President of the Company or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. For purposes of these By-Laws, the phrase "Company's Articles of Incorporation" shall mean the Articles of Incorporation of LG&E Energy Corp. as in effect on March 1, 1990, and as thereafter amended from time to time.

  Section 3. Written notice of each meeting of stockholders, stating the time and place, and, in the case of a special meeting, the purpose, shall be given at least ten (10) days prior to the meeting to each stockholder entitled to attend the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing by any stockholder and shall be waived by his attendance in person or by proxy at such meeting.

  Section 4. A stockholder may vote in person or by proxy. All appointments of proxies shall be in accordance with Kentucky law.

  Section 5. Any action required or permitted to be taken by the stockholders of the Company at a meeting of such holders may be taken without such a meeting only by written consent of all the stockholders entitled to vote on the subject matter.

  Section 6. At an annual meeting of the stockholders, any business conducted must be properly brought before the meeting. To be properly brought before the meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors,
(b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly be requested to be brought before the meeting by a stockholder. For business to be properly requested to be brought by a stockholder, the stockholder must have given timely written notice to the Secretary of the Company. To be timely, it must be delivered to or mailed and received at the principal executive offices of the Company, not less than 90 days prior to the meeting. If the date of the meeting is not publicly announced by the Company by mail, press release or otherwise more than 100 days prior to the meeting, timely notice must be delivered to the Secretary of the Company not later than the close of business on the tenth day following the day on which such announcement was communicated to stockholders. This notice shall include (a) a description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. No business shall be conducted at an annual meeting except in accordance with this procedure. The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 6, and if so determined, shall declare to the meeting that any such business not properly brought before the meeting shall not be transacted.

  Section 7. The Chairman of the Board, if present, and in his absence the Vice Chairman of the Board, and the Secretary of the Company, shall serve as Chairman and Secretary, respectively, at each stockholders meeting. The Chairman of the stockholders meeting shall determine the order of business and shall have the authority in his discretion to regulate the conduct of any such meeting, including, without limitation, by imposing restrictions on the persons (other than stockholders of the Company or their duly appointed proxies) who may attend any such stockholders meeting, by determining whether any stockholder or his proxy may be excluded from any stockholders meeting based upon any determination by the Chairman of the meeting, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereof, and by regulating the circumstances in which any person may make a statement or ask questions at any stockholders meeting.

  Section 8. The Company shall be entitled to treat the holder of record of any share or shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by law.

  Section 9. The Board of Directors may postpone and reschedule any previously scheduled annual or special meeting of stockholders and may adjourn any convened meeting of stockholders to another date and time as specified by the Chairman of the meeting.

                                   Article II

                               Board of Directors

  Section 1. (a) The number of directors of the Company shall be fixed from time to time by the Board of Directors, but shall be no fewer than nine (9) and no more than fifteen (15). The Board of Directors may elect one of its members as Chairman of the Board. Except as otherwise provided in or fixed by or pursuant to the Company's Articles of Incorporation, the directors shall be classified, with respect to the time for which they each hold office, into three classes, as nearly equal in number as possible, as determined by the Board of Directors. One class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 1991, another class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 1992, and another class shall be originally elected for a term expiring at the annual meeting of stockholders to be held in 1993, with each member of each class to hold office until a successor is elected and qualified. At each annual meeting of stockholders of the Company and except as otherwise provided in or fixed by or pursuant to the Company's Articles of Incorporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a three-year term.

  (b) Except as otherwise provided in or fixed by or pursuant to the Company's Articles of Incorporation, nominations for the election of directors may be made by the Board of Directors or any stockholder entitled to vote in the election of directors generally. However, such stockholders may nominate one or more persons for election as director or directors at a stockholders' meeting only if written notice of intent to make such nomination or nominations has been given either by personal delivery or mail to the Secretary of the Company in the time frame set out in Article I, Section 6. Each such notice shall state
(a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at a meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company if so elected. The Chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

  (c) Except as otherwise required by law and except as otherwise provided in or fixed by or pursuant to the Company's Articles of Incorporation: (i) newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors; (ii) any director elected in accordance with the preceding clause (i) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified; and (iii) no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

  (d) Except as otherwise provided in or fixed by or pursuant to the Company's Articles of Incorporation, any director may be removed from office, with or without cause, only by the affirmative vote of the holders of at least 80% of the combined voting power of the then outstanding shares of the Company's stock entitled to vote generally (as defined in Article Eighth of the Company's Articles of Incorporation), voting together as a single class. Notwithstanding the foregoing provisions of this Paragraph (d), if at any time stockholders of the Company have cumulative voting rights with respect to the election of directors and less than the entire Board of Directors is to be removed, no director may be removed from office if the votes cast against his removal would be sufficient to elect the person as a director if cumulatively voted at an election of the class of directors of which the person is a part.

  Section 2. The business of the Company shall be managed by a Board of Directors. Regular meetings of the Board of Directors may be held without notice of the date, place, time or purpose at such time and place as may be fixed by the Board of Directors.

  Section 3. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer of the Company, or, in their absence, the Vice Chairman of the Board or the Vice President, or at the request in writing of not less than three (3) directors on one (1) day's notice to each director.

  Section 4. Unless otherwise provided by law, at each meeting of the Board of Directors, the presence of at least one-half (1/2) of the total number of directors shall constitute a quorum for the transaction of business. Except as provided in Section 1(c) of this Article II, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. At any meeting of the Board of Directors where a quorum is not present, the members of the Board of Directors present may by majority vote to adjourn the meeting from time to time until a quorum shall attend.

  Section 5. The Chairman of the Board, if such person is present, shall serve as Chairman at each regular or special meeting of the Board of Directors and shall determine the order of business at such meeting. If the Chairman of the Board is not present at a regular or special meeting of the Board of Directors, the Vice Chairman of the Board shall serve as Chairman of such meeting and shall determine the order of business at such meeting.

  Section 6. Directors may receive such fees, compensation or expenses for their services as are authorized by resolution of the Board of Directors.

  Section 7. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if the action is taken by all members of the Board. Such action shall be evidenced by one (1) or more written consents describing the action taken, signed by each director, and included in the minutes with the Company's records reflecting the action taken.

  Section 8. (a) The Board of Directors may create committees and appoint members of the Board of Directors to serve on them. Each committee shall have two (2) or more members, who serve at the pleasure of the Board of Directors.

  (b) To the extent provided in the resolution of the Board of Directors establishing a committee, a committee shall have and exercise all the authority of the Board of Directors, but no such committee shall have the authority to take any action that under Kentucky law can only be taken by the Board of Directors.

  (c) Sections 2, 3, 4, 6 and 7 of this Article II shall apply to committees and their members as well.

  Section 9. The Board of Directors may elect one of its members as Vice Chairman of the Board.

                                  Article III

                                   Officers

  Section 1. The officers of the Company shall be a Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents, Secretary, Treasurer, Controller and such other officers as the Board may from time to time elect or appoint. Any two of the offices may be combined in one person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity. Officers are to be elected by the Board of Directors of the Company at the first meeting of the Board following the annual meeting of stockholders and, unless otherwise specified by the Board of Directors, shall be elected to hold office for one year or until their successors are elected and qualified. Any vacancy shall be filled by the Board of Directors, provided that the Chief Executive Officer may fill such a vacancy until the Board of Directors shall elect a successor. Except as provided below, officers shall perform those duties usually incident to the office or as otherwise required by the Board of Directors, the Chief Executive Officer, or the officer to whom they report. An officer may be removed with or without cause and at any time by the Board of Directors or by the Chief Executive Officer.

                            Chief Executive Officer

  Section 2. The Chief Executive Officer of the Company shall have full charge of all of the affairs of the Company and shall report directly to the Board of Directors.

                                   President

  Section 3. The President shall report to the Chief Executive Officer and shall exercise the functions of the Chief Executive Officer during the absence or disability of the Chief Executive Officer.

                            Chief Operating Officer

  Section 4. The Chief Operating Officer shall report to the Chief Executive Officer of the Company and shall have full charge of the management and direction of the domestic and international operating business of the Company's Utility Distribution Group and the Company's Power Generation Division, subject to the direction and approval of the Chief Executive Officer.

                            Chief Financial Officer

  Section 5. The Chief Financial Officer of the Company shall report to the Chief Executive Officer of the Company and shall have full charge of all of the financial affairs of the Company, including maintaining accurate books and records, meeting all reporting requirements and controlling Company funds, in each case subject to the direction and approval of the Chief Executive Officer.

                                Vice Presidents

  Section 6. The Vice President or Vice Presidents may be designated as Vice President, Senior Vice President or Executive Vice President, as the Board of Directors or Chief Executive Officer may determine.

                                   Secretary

  Section 7. The Secretary shall be present at and record the proceedings of all meetings of the Board of Directors and of the stockholders, give notices of meetings of Directors and stockholders, have custody of the seal of the Company and affix it to any instrument requiring the same, and shall have the power to sign certificates for shares of stock of the Company.

                                   Treasurer

  Section 8. The Treasurer shall have charge of all receipts and disbursements of the Company and be custodian of the Company's funds.

                                  Controller

  Section 9. The Controller shall have charge of the accounting records of the Company.

                                  Article IV

                          Capital Stock Certificates

  The Board of Directors shall approve all stock certificates as to form. The certificates for the shares of stock, issued by the Company, shall be signed (manually or by facsimile) by the President and Secretary, and the seal of the Company or a facsimile shall be affixed. The Board of Directors shall appoint transfer agents to issue and transfer certificates of stock, and registrars to register such certificates.

                                   Article V

                                    Finance

  Section 1. The Board of Directors shall designate the bank or banks to be used to deposit Company funds and designate the officers and employees of the Company who may sign and countersign checks drawn against the Company accounts. The Board of Directors may authorize the use of facsimile signatures on checks.

  Section 2. Notes shall be signed by the Chief Executive Officer or the President and by either a Vice President or the Treasurer. In the absence of the President, notes shall be signed by two Vice Presidents, or a Vice President and the Treasurer.

                                  Article VI

                                     Seal

  The seal of the Company shall be in the form of a circular disk, bearing the following information:

                               LG&E Energy Corp.
                                   Kentucky
                                Corporate Seal

                                  Article VII

                               Emergency By-Laws

  Section 1. The Board of Directors of the Company may adopt by-laws to be effective only in an emergency. For purposes of Article VII of these By-Laws, an "emergency" shall exist if a quorum of the Company's directors cannot be readily assembled because of a catastrophic event.

  Section 2. The stockholders of the Company may amend or repeal the by-laws adopted pursuant to Section 1 of Article VII of these By-Laws.

  Section 3. The by-laws adopted pursuant to Section 1 of Article VII of these By-Laws may include all provisions necessary for managing the Company during the emergency, including:

    (a) procedures for calling a meeting of the Board of Directors;

    (b) quorum requirements for meetings of the Board of Directors; and

    (c) designation of additional or substitute directors.

                                 Article VIII

                                  Amendments

  Subject to the provisions of the Company's Articles of Incorporation, these By-Laws may be amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by the holders of at least a majority of the voting power of the shares represented and entitled to vote at such meeting at which a quorum is present; provided that in the notice of such special meeting the purpose is given. Subject to the laws of the Commonwealth of Kentucky and these By-Laws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend these By-Laws, or adopt such other By-Laws as in their judgment may be advisable to conduct the affairs of the Company.

                                                                        ANNEX J

                 BALDWIN'S KENTUCKY REVISED STATUTES ANNOTATED
              TITLE XXIII. PRIVATE CORPORATIONS AND ASSOCIATIONS
                      CHAPTER 271B. BUSINESS CORPORATIONS
                        SUBTITLE 13. DISSENTERS' RIGHTS
                RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

271B.13-010 DEFINITIONS

As used in this subtitle:

(1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under KRS 271B.13-020 and who exercises that right when and in the manner required by KRS 271B.13-200 to 271B.13-280.

(3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. In any transaction subject to the requirements of KRS 271B.12-210 or exempted by KRS 271B.12-220(2), "fair value" shall be at least an amount required to be paid under KRS 271B.12-220(2) in order to be exempt from the requirements of KRS 271B.12-210.

(4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

271B.13-020 RIGHT TO DISSENT

(1) A shareholder shall be entitled to dissent from, and obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party:

1. If shareholder approval is required for the merger by KRS 271B.11-030 or the articles of incorporation and the shareholder is entitled to vote on the merger; or

2. If the corporation is a subsidiary that is merged with its parent under KRS 271B.11-040;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

(c) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale;

(d) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

1. Alters or abolishes a preferential right of the shares to a distribution or in dissolution;

2. Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

3. Excludes or limits the right of the shares to vote on any matter other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

4. Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under KRS 271B.6-040;

(e) Any transaction subject to the requirements of KRS 271B.12-210 or exempted by KRS 271B.12-220(2); or

(f) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(2) A shareholder entitled to dissent and obtain payment for his shares under this chapter shall not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

271B.13-030 DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he shall dissent with respect to all shares beneficially owned by any one (1) person and notify the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection shall be determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

(a) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

271B.13-200 NOTICE OF DISSENTERS' RIGHTS

(1) If proposed corporate action creating dissenters' rights under KRS 271B.13-020 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this subtitle and the corporation shall undertake to provide a copy of this subtitle to any shareholder entitled to vote at the shareholders' meeting upon request of that shareholder.

(2) If corporate action creating dissenters' rights under KRS 271B.13-020 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in KRS 271B.13-220.

271B.13-210 NOTICE OF INTENT TO DEMAND PAYMENT

(1) If proposed corporate action creating dissenters' rights under KRS 271B.13-020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

(a) Shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Shall not vote his shares in favor of the proposed action.

(2) A shareholder who does not satisfy the requirements of subsection (1) of this section shall not be entitled to payment for his shares under this chapter.

271B.13-220 DISSENTERS' NOTICE

(1) If proposed corporate action creating dissenters' rights under KRS 271B.13-020 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of KRS 271B.13-210.

(2) The dissenters' notice shall be sent no later than ten (10) days after the date the proposed corporate action was authorized by the shareholders, or, if no shareholder authorization was obtained, by the board of directors, and shall:

(a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30), nor more than sixty (60) days after the date the notice provided in subsection (1) of this section is delivered; and

(e) Be accompanied by a copy of this subtitle.

271B.13-230 DUTY TO DEMAND PAYMENT

(1) A shareholder who is sent a dissenters' notice described in KRS 271B.13-220 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to subsection (2)(c) of KRS 271B.13-220, and deposit his certificates in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits his share certificates under subsection (1) of this section shall retain all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

(3) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, shall not be entitled to payment for his shares under this subtitle.

271B.13-240 SHARE RESTRICTIONS

(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under KRS 271B.13-260.

(2) The person for whom dissenters' rights are asserted as to uncertificated shares shall retain all other rights of a shareholder until these rights are canceled or modified by the taking of the proposed corporate action.

271B.13-250 PAYMENT

(1) Except as provided in KRS 271B.13-270, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with KRS 271B.13-230 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

(2) The payment shall be accompanied by:

(a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated; and

(d) A statement of the dissenter's right to demand payment under KRS 271B.13-
280.

271B.13-260 FAILURE TO TAKE ACTION

(1) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under KRS 271B.13-220 and repeat the payment demand procedure.

271B.13-270 AFTER-ACQUIRED SHARES

(1) A corporation may elect to withhold payment required by KRS 271B.13-250 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2) To the extent the corporation elects to withhold payment under subsection
(1) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under KRS 271B.13-280.

271B.13-280 PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate (less any payment under KRS 271B.13-250), or reject the corporation's offer under KRS 271B.13-270 and demand payment of the fair value of his shares and interest due, if:

(a) The dissenter believes that the amount paid under KRS 271B.13-250 or offered under KRS 271B.13-270 is less than the fair value of his shares or that the interest due is incorrectly calculated;

(b) The corporation fails to make payment under KRS 271B.13-250 within sixty
(60) days after the date set for demanding payment; or

(c) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(2) A dissenter waives his right to demand payment under this section unless he shall notify the corporation of his demand in writing under subsection (1) of this section within thirty (30) days after the corporation made or offered payment for his shares.

271B.13-300 COURT ACTION

(1) If a demand for payment under KRS 271B.13-280 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the circuit court of the county where a corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section shall be plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters shall be entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding shall be entitled to judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under KRS 271B.13-270.

271B.13-310 COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under KRS 271B.13-300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under KRS 271B.13-280.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any or all dissenters, if the court finds the corporation did not substantially comply with the requirements of KRS 271B.13-200 to 271B.13-280; or

(b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this subtitle.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                                      LOGO

                                      LOGO

PLEASE COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE.

If you do not return the proxy card and do not vote at the meeting, it will have the same effect as if you voted against the Merger Agreement. Thus, it is important that you promptly mark and return the attached proxy card, even if you intend to vote in person at the special meeting of shareholders.

Thank you.
   KU ENERGY CORPORATION   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  PROXY. The undersigned appoints, and if a participant in the Company's dividend reinvestment plan, and/or Kentucky Utilities Company's employee stock ownership plan and/or employee savings plan, authorizes and directs the appropriate agent or trustee, in each case as agent for the undersigned, to appoint, MICHAEL R. WHITLEY, JOHN T. NEWTON and O.M. GOODLETT, and each of them, attorneys and proxies, with power of substitution, to vote all shares of COMMON STOCK of KU Energy Corporation of record in the name of the undersigned, and all shares, if any, of such stock credited to the account of the undersigned under each of such plans, in each case, at the close of business on August 8, 1997, at the October 14, 1997 special meeting of shareholders (or any adjourned session) as follows:

1. TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER (THE "MERGER AGREEMENT") DATED AS OF MAY 20, 1997, BETWEEN LG&E ENERGY CORP., A KENTUCKY CORPORATION AND KU ENERGY CORPORATION, A COPY OF WHICH IS ATTACHED AS ANNEX A TO THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

 [_] FOR approval and adoption of the Merger Agreement
                     [_] AGAINST approval and adoption of the Merger Agreement
                                           [_] ABSTAIN from vote on the Merger
                                            Agreement

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE MERGER PROPOSAL In their discretion, the proxies are authorized to vote upon such other business incident to the conduct of the meeting as may properly come before the meeting all as set forth in the Notice and Joint Proxy Statement/Prospectus relating to the meeting.

                         (to be signed on reverse side)

                                      LOGO

PLEASE COMPLETE BOTH SIDES OF PROXY CARD, DETACH AND RETURN IN THE ENCLOSED ENVELOPE.

If you do not return the proxy card and do not vote at the meeting, it will have the same effect as if you voted against the Merger Agreement. Thus, it is important that you promptly mark and return the attached proxy card, even if you intend to vote in person at the special meeting of shareholders.

Thank you.
                          (continued from other side)
SHARES REPRESENTED BY THIS PROXY SHALL BE
VOTED AS SPECIFIED ON THE REVERSE SIDE. IN
ABSENCE OF SPECIFIC DIRECTIONS SAID SHARES
SHALL BE VOTED FOR THE MERGER.

                                               PLEASE DO NOT FOLD
                                               Dated
                                               PLEASE SIGN BELOW

                                     ------------------------

                                     ------------------------

NOTE: PLEASE DATE AND SIGN EXACTLY AS NAME(S) APPEAR ABOVE AND RETURN SIGNED PROXY IN ENCLOSED ENVELOPE. IF THE STOCK IS ISSUED IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN THE PROXY. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.